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                   BANK OF AMERICA MORTGAGE SECURITIES, INC.,

                                  as Depositor,

                        NATIONSBANC MORTGAGE CORPORATION,

                                  as Servicer,

                              BANK OF AMERICA, FSB,

                                  as Servicer,

                                       and

                              THE BANK OF NEW YORK,

                                   as Trustee

                         POOLING AND SERVICING AGREEMENT

                               Dated June 24, 1999

                             -----------------------

                       Mortgage Pass-Through Certificates

                                  Series 1999-7




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

                                TABLE OF CONTENTS


PRELIMINARY STATEMENT...........................................................


                                    ARTICLE I

                                   DEFINITIONS

Section 1. 01    Defined Terms..................................................
Section 1. 03    Interest Calculations..........................................


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

Section 2. 01    Conveyance of Mortgage Loans...................................
Section 2. 02    Acceptance by the Trustee of the Mortgage Loans................
Section 2. 03    Representations, Warranties and Covenants of the NMC Servicer..
Section 2. 04    Representations, Warranties and Covenants of the BA Servicer...
Section 2. 05    Representations and Warranties of the Depositor as to the
                   Mortgage Loans...............................................
Section 2. 06    Designation of Interests in the REMIC..........................
Section 2. 07    Designation of Start-up Day....................................
Section 2. 08    REMIC Certificate Maturity Date................................
Section 2. 09    Execution and Delivery of Certificates.........................


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

Section 3. 01    Servicers to Service Mortgage Loans............................
Section 3. 02    Subservicing; Enforcement of the Obligations of Servicers......
Section 3. 03    Fidelity Bond; Errors and Omissions Insurance..................
Section 3. 04    Access to Certain Documentation................................
Section 3. 05    Maintenance of Primary Mortgage Insurance Policy; Claims.......
Section 3. 06    Rights of the Depositor and the Trustee in Respect of the
                   Servicers....................................................
Section 3. 07    Trustee to Act as Servicer.....................................
Section 3. 08    Collection of Mortgage Loan Payments; Servicer Custodial
                   Accounts; Certificate Account and Class A-16 Reserve Fund....
Section 3. 09    Collection of Taxes, Assessments and Similar Items;
                   Escrow Accounts..............................................
Section 3. 10    Access to Certain Documentation and Information Regarding
                   the Mortgage Loans...........................................
Section 3. 11    Permitted Withdrawals from the Servicer Custodial Accounts and Certificate Account......................................
Section 3. 12    Maintenance of Hazard Insurance................................
Section 3. 13    Enforcement of Due-On-Sale Clauses; Assumption Agreements......
Section 3. 14    Realization Upon Defaulted Mortgage Loans; REO Property........
Section 3. 15    Trustee to Cooperate; Release of Mortgage Files................
Section 3. 16    Documents, Records and Funds in Possession of the Servicers
                   to be Held for the Trustee.
Section 3. 17    Servicing Compensation.........................................
Section 3. 18    Annual Statement as to Compliance..............................
Section 3. 19    Annual Independent Public Accountants' Servicing Statement;
                   Financial Statements.........................................
Section 3. 20    Advances.......................................................
Section 3. 21    Modifications, Waivers, Amendments and Consents................
Section 3. 22    Reports to the Securities and Exchange Commission..............
Section 3. 23    Maintenance of the Rounding Accounts; Collections Thereunder...


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

Section 4. 01    Servicer's Certificate.........................................


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

Section 5. 01    Distributions..................................................
Section 5. 02    Priorities of Distribution.....................................
Section 5. 03    Allocation of Losses...........................................
Section 5. 04    Statements to Certificateholders...............................
Section 5. 05    Tax Returns and Reports to Certificateholders..................
Section 5. 06    Tax Matters Person.............................................
Section 5. 07    Rights of the Tax Matters Person in Respect of the Trustee.....
Section 5. 08    REMIC Related Covenants........................................
Section 5.09     Principal Distributions on the Special Retail Certificates.....


                                   ARTICLE VI

                                THE CERTIFICATES

Section 6. 01    The Certificates...............................................
Section 6. 02    Registration of Transfer and Exchange of Certificates..........
Section 6. 03    Mutilated, Destroyed, Lost or Stolen Certificates..............
Section 6. 04    Persons Deemed Owners..........................................


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICERS

Section 7. 01    Respective Liabilities of the Depositor and the Servicers......
Section 7. 02    Merger or Consolidation of the Depositor or a Servicer.........
Section 7. 03    Limitation on Liability of the Depositor, the Servicers
                   and Others...................................................
Section 7. 04    Depositor and Servicers Not to Resign..........................


                                  ARTICLE VIII

                                     DEFAULT

Section 8. 01    Events of Default..............................................
Section 8. 02    Remedies of Trustee............................................
Section 8. 03    Directions by Certificateholders and Duties of Trustee
                   During Event of Default......................................
Section 8. 04    Action upon Certain Failures of a Servicer and upon
                   Event of Default.............................................
Section 8. 05    Trustee to Act; Appointment of Successor.......................
Section 8. 06    Notification to Certificateholders.............................


                                   ARTICLE IX

                                   THE TRUSTEE

Section 9. 01    Duties of Trustee..............................................
Section 9. 02    Certain Matters Affecting the Trustee..........................
Section 9. 03    Trustee Not Liable for Certificates or Mortgage Loans..........
Section 9. 04    Trustee May Own Certificates...................................
Section 9. 05    Eligibility Requirements for Trustee...........................
Section 9. 06    Resignation and Removal of Trustee.............................
Section 9. 07    Successor Trustee..............................................
Section 9. 08    Merger or Consolidation of Trustee.............................
Section 9. 09    Appointment of Co-Trustee or Separate Trustee..................
Section 9. 10    Authenticating Agents..........................................
Section 9. 11    Trustee's Fees and Expenses....................................
Section 9. 12    [RESERVED].....................................................
Section 9. 13    Paying Agents..................................................
Section 9. 14    Limitation of Liability........................................
Section 9. 15    Trustee May Enforce Claims Without Possession of Certificates..
Section 9. 16    Suits for Enforcement..........................................
Section 9. 17    Waiver of Bond Requirement.....................................
Section 9. 18    Waiver of Inventory, Accounting and Appraisal Requirement......
Section 9. 19    Year 2000 Compliance...........................................


                                    ARTICLE X

                                   TERMINATION

Section 10. 01   Termination upon Purchase by the Depositor or
                   Liquidation of All Mortgage Loans............................
Section 10. 02   Additional Termination Requirements............................


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

Section 11. 01   Amendment......................................................
Section 11. 02   Recordation of Agreement.......................................
Section 11. 03   Limitation on Rights of Certificateholders.....................
Section 11. 04   Governing Law..................................................
Section 11. 05   Notices........................................................
Section 11. 06   Severability of Provisions.....................................
Section 11. 07   Certificates Nonassessable and Fully Paid......................
Section 11. 08   Access to List of Certificateholders...........................
Section 11. 09   Recharacterization.............................................

EXHIBITS

Exhibit A-1    -      Form of Face of Class A-1 Certificate
Exhibit A-2    -      Form of Face of Class A-2 Certificate
Exhibit A-3    -      Form of Face of Class A-3 Certificate
Exhibit A-4    -      Form of Face of Class A-4 Certificate
Exhibit A-5    -      Form of Face of Class A-5 Certificate
Exhibit A-6    -      Form of Face of Class A-6 Certificate
Exhibit A-7    -      Form of Face of Class A-7 Certificate
Exhibit A-8    -      Form of Face of Class A-8 Certificate
Exhibit A-9    -      Form of Face of Class A-9 Certificate
Exhibit A-10   -      Form of Face of Class A-10 Certificate
Exhibit A-11   -      Form of Face of Class A-11 Certificate
Exhibit A-12   -      Form of Face of Class A-12 Certificate
Exhibit A-13   -      Form of Face of Class A-13 Certificate
Exhibit A-14   -      Form of Face of Class A-14 Certificate
Exhibit A-15   -      Form of Face of Class A-15 Certificate
Exhibit A-16   -      Form of Face of Class A-16 Certificate
Exhibit A-17   -      Form of Face of Class A-17 Certificate
Exhibit A-18   -      Form of Face of Class A-18 Certificate
Exhibit A-19   -      Form of Face of Class A-19 Certificate
Exhibit A-20   -      Form of Face of Class A-20 Certificate
Exhibit A-21   -      Form of Face of Class A-21 Certificate
Exhibit A-22   -      Form of Face of Class A-22 Certificate
Exhibit A-23   -      Form of Face of Class A-23 Certificate
Exhibit A-24   -      Form of Face of Class A-24 Certificate
Exhibit A-25   -      Form of Face of Class A-25 Certificate
Exhibit A-PO   -      Form of Face of Class A-PO Certificate
Exhibit A-R    -      Form of Face of Class A-R Certificate
Exhibit B-1    -      Form of Face of Class B-1 Certificate
Exhibit B-2    -      Form of Face of Class B-2 Certificate
Exhibit B-3    -      Form of Face of Class B-3 Certificate
Exhibit B-4    -      Form of Face of Class B-4 Certificate
Exhibit B-5    -      Form of Face of Class B-5 Certificate
Exhibit B-6    -      Form of Face of Class B-6 Certificate
Exhibit C             Form of Reverse of all Certificates...................C-1
Exhibit D-1           BA Mortgage Loan Schedule...........................D-1-1
Exhibit D-2           NMC Mortgage Loan Schedule..........................D-2-1
Exhibit E             Request for Release of Documents......................E-1
Exhibit F             Form of Certification of Establishment
                        of Account..........................................F-1
Exhibit G-1           Form of Transferor's Certificate....................G-1-1
Exhibit G-2A          Form 1 of Transferee's Certificate.................G-2A-1
Exhibit G-2B          Form 2 of Transferee's Certificate.................G-2B-1
Exhibit H             Form of Transferee Representation Letter
                      for ERISA Restricted Certificates.....................H-1
Exhibit I             Form of Affidavit Regarding Transfer of
                        Residual Certificate................................I-1
Exhibit J             Contents of Servicing File............................J-1
Exhibit K             Form of Special Servicing Agreement...................K-1

                         POOLING AND SERVICING AGREEMENT

               THIS POOLING AND SERVICING AGREEMENT, dated June 24, 1999, is hereby executed by and among BANK OF AMERICA MORTGAGE SECURITIES, INC., as depositor (together with its permitted successors and assigns, the "Depositor"), NATIONSBANC MORTGAGE CORPORATION, as servicer (together with its permitted successors and assigns, the "NMC Servicer"), BANK OF AMERICA, FSB, as servicer (together with its permitted successors and assigns, the "BA Servicer" and, together with the NMC Servicer, the "Servicers"), and THE BANK OF NEW YORK, as trustee (together with its permitted successors and assigns, the "Trustee").

                         W I T N E S S E T H   T H A T:

               In consideration of the mutual agreements herein contained, the Depositor, the NMC Servicer, the BA Servicer and the Trustee agree as follows:






                                                                     Integral
                 Initial Class                                       Multiples
                 Certificate         Pass-Through     Minimum        in Excess
Classes          Balance             Rate             Denomination   of Minimum
-------          -------             ----             ------------   ----------

Class A-1        $71,133,000.00      6.500%           $1,000         $1
Class A-2        $15,000,000.00      6.500%           $1,000         $1
Class A-3        $108,160,000.00     6.500%           $1,000         $1
Class A-4        $20,000,000.00      6.500%           $1,000         $1
Class A-5        $4,459,000.00       7.000%           $1,000         $1
Class A-6        $3,776,000.00       7.000%           $1,000         $1
Class A-7        $2,650,000.00       7.000%           $1,000         $1
Class A-8        $2,309,000.00       7.000%           $1,000         $1
Class A-9        $1,823,000.00       7.000%           $1,000         $1
Class A-10       $1,551,000.00       7.000%           $1,000         $1
Class A-11       $1,245,000.00       7.000%           $1,000         $1
Class A-12       $808,000.00         7.000%           $1,000         $1
Class A-13       $1,363,000.00       7.000%           $1,000         $1
Class A-14       $553,929.00         7.000%           $1,000         $1
Class A-15       $2,090,000.00       7.000%           $1,000         $1
Class A-16       $1,665,000.00       (1)              $1,000         $1
Class A-17       $1,053,000.00       7.250%           $1,000         $1
Class A-18       $1,776,000.00       7.250%           $1,000         $1
Class A-19       $13,867,000.00      6.500%           $1,000         $1
Class A-20       $125,000,000.00     6.500%           $1,000         $1
Class A-21       $19,401,000.00      6.500%           $1,000         $1
Class A-22       $4,088,006.00       (2)              $1,000         $1
Class A-23       $10,373,962.00      6.500%           $1,000         $1
Class A-24       $48,000,000.00      6.500%           $1,000         $1
Class A-25       $16,405,103.00      7.250%           $1,000         $1
Class A-PO       $203,733.00         (2)              $25,000        $1
Class A-R        $100.00             6.500%           $100           N/A
Class B-1        $12,001,000.00      6.500%           $25,000        $1
Class B-2        $3,751,000.00       6.500%           $25,000        $1
Class B-3        $1,751,000.00       6.500%           $25,000        $1
Class B-4        $1,751,000.00       6.500%           $25,000        $1
Class B-5        $1,001,000.00       6.500%           $25,000        $1
Class B-6        $1,001,096.23       6.500%           $25,000        $1

---------------

(1) During the first twelve Interest Accrual Periods, the Class A-16 Certificates will bear interest at 8.000% per annum. Beginning with the Interest Accrual Period commencing July 1, 2000 and thereafter, the Class A-16 Certificates will bear interest at 7.000% per annum.

(2)  The  Class  A-22  and  Class  A-PO   Certificates  will  be  Principal-Only
Certificates and will not bear interest.


                                    ARTICLE I

                                   DEFINITIONS

               Section 1.01 Defined Terms. Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the meanings specified in this Article:

               1933 Act: The Securities Act of 1933, as amended.

               Accrued Certificate Interest: For any Distribution Date and each interest-bearing Class, one month's interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the applicable Class Certificate Balance.

               Adjusted Pool Amount: With respect to any Distribution Date, the Cut-Off Date Pool Principal Balance of the Mortgage Loans minus the sum of (i) all amounts in respect of principal received in respect of the Mortgage Loans (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of Certificates on such Distribution Date and all prior Distribution Dates and (ii) the principal portion of all Realized Losses (other than Debt Service Reductions) incurred on the Mortgage Loans from the Cut-Off Date through the end of the month preceding such Distribution Date.

               Adjusted Pool Amount (PO Portion): With respect to any Distribution Date, the sum of the amounts, calculated as follows, with respect to all Outstanding Mortgage Loans: the product of (i) the PO Percentage for each such Mortgage Loan and (ii) the remainder of (A) the Cut-Off Date Principal Balance of such Mortgage Loan minus (B) the sum of (x) all amounts in respect of principal received in respect of such Mortgage Loan (including, without limitation, amounts received as Monthly Payments, Periodic Advances, Principal Prepayments, Liquidation Proceeds and Substitution Adjustment Amounts) and distributed to Holders of the Certificates on such Distribution Date and all prior Distribution Dates and (y) the principal portion of any Realized Loss (other than a Debt Service Reduction) incurred on such Mortgage Loan from the Cut-Off Date through the end of the month preceding such Distribution Date.

               Advance:  A Periodic Advance or a Servicing Advance.

               Agreement: This Pooling and Servicing Agreement together with all amendments hereof and supplements hereto.

               Amount Held for Future Distribution: As to any Distribution Date, the total of the amounts held in the Servicer Custodial Accounts at the close of business on the preceding Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds received or made in the month of such Distribution Date and (ii) payments which represent receipt of Monthly Payments in respect of a Due Date or Due Dates subsequent to the related Due Date.

               Appraised Value: With respect to any Mortgaged  Property,  either
(i) the lesser of (a) the appraised value determined in an appraisal obtained by the originator at origination of such Mortgage Loan and (b) the sales price for such property, except that, in the case of Mortgage Loans the proceeds of which were used to refinance an existing mortgage loan, the Appraised Value of the related Mortgaged Property is the appraised value thereof determined in an appraisal obtained at the time of refinancing, or (ii) the appraised value determined in an appraisal made at the request of a Mortgagor subsequent to origination in order to eliminate the Mortgagor's obligation to keep a Primary Insurance Policy in force.

               Assignment of Mortgage: An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form, sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage.

               Authenticating Agents:  As defined in Section 9.10.

               BA Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated June 24, 1999, between the BA Seller, as seller, and the Depositor, as purchaser.

               BA Mortgage Loans: The Mortgage Loans serviced by the BA Servicer and identified on Exhibit D-1 as such Exhibit is amended from time to time to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement.

               BA Seller: Bank of America, FSB, a federal savings bank, or its successor in interest, as seller of the BA Mortgage Loans under the BA Mortgage Loan Purchase Agreement.

               BA Servicer: Bank of America, FSB, a federal savings bank, or its successor in interest, in its capacity as servicer of the BA Mortgage Loans, or any successor servicer appointed as herein provided.

               BA Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the BA Servicer pursuant to Section 3.08(b).

               Bankruptcy   Loss:  Any  Deficient   Valuation  or  Debt  Service
Reduction.

               Bankruptcy Loss Amount: As of any Distribution Date, the Initial Bankruptcy Loss Amount less the aggregate amount of Bankruptcy Losses previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date; provided, however, that such amount may be reduced from time to time with the written consent of the Rating Agencies provided that such reduction does not result in a downgrading to the current rating of the Certificates.

               Book-Entry Certificate: All Classes of Certificates other than the Physical Certificates.

               Business  Day:  Any day other than (i) a Saturday  or a Sunday or
(ii) a day on which banking institutions in the State of North Carolina, the State of New York, the State of California, the State of Virginia, the state in which the servicing offices of either Servicer are located or the state in which the Corporate Trust Office is located are required or authorized by law or executive order to be closed.

               Certificate: Any of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 1999-7 that are issued pursuant to this Agreement.

               Certificate Account: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(c) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 1999-7." Funds in the Certificate Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

               Certificate Balance: With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the product of the Percentage Interest of such Certificate and the Class Certificate Balance of the Class of Certificates of which such Certificate is a part.

               Certificate Owner: With respect to a Book-Entry Certificate, the Person who is the beneficial owner of a Book-Entry Certificate. With respect to any Definitive Certificate, the Certificateholder of such Certificate.

               Certificate Register: The register maintained pursuant to Section 6.02.

               Certificate  Registrar:   The  registrar  appointed  pursuant  to
Section 6.02.

               Certificateholder: The Person in whose name a Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor, either Servicer or any affiliate thereof shall be deemed not to be outstanding and the Percentage Interest and Voting Rights evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests or Voting Rights, as the case may be, necessary to effect any such consent has been obtained, unless such entity is the registered owner of the entire Class of Certificates, provided that the Trustee shall not be responsible for knowing that any Certificate is registered in the name of such an affiliate unless one of its Responsible Officers has actual knowledge.

               Class: As to the Certificates, the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-PO, Class A-R, Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, as the case may be.

               Class A Certificates: The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6, Class A-7, Class A-8, Class A-9, Class A-10, Class A-11, Class A-12, Class A-13, Class A-14, Class A-15, Class A-16, Class A-17, Class A-18, Class A-19, Class A-20, Class A-21, Class A-22, Class A-23, Class A-24, Class A-25, Class A-PO and Class A-R Certificates.

               Class A-16 Reserve Amount: For each of the first twelve Distribution Dates, an amount equal to the product of (i) the Class Certificate Balance of the Class A-16 Certificates on the day immediately preceding each such Distribution Date and (ii) one-twelfth of the excess of the current Pass-Through Rate on the Class A-16 Certificates over 7.000%.

               Class A-16 Reserve Fund: The separate Eligible Account created and maintained by the Trustee pursuant to Section 3.08(f) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York, in trust for the registered holders of Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-7." Funds in the Class A-16 Reserve Fund shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

               Class A-PO Deferred Amount: As to any Distribution Date prior to the Senior Credit Support Depletion Date, the aggregate of the applicable PO Percentage of each Realized Loss, other than an Excess Loss, to be allocated to the Class A-PO Certificates on such Distribution Date or previously allocated to the Class A-PO Certificates and not yet paid to the Holders of the Class A-PO Certificates pursuant to Section 5.02(a)(iii).

               Class B Certificates: The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

               Class Certificate Balance: With respect to any Class and any date of determination, the Initial Class Certificate Balance of such Class minus the sum of (i) all distributions of principal made with respect thereto, (ii) all Realized Losses allocated thereto pursuant to Section 5.03(a) and (iii) all other reductions in Class Certificate Balance previously allocated thereto pursuant to Section 5.03(b).

               Class Interest Shortfall: For any Distribution Date and each interest-bearing Class, the amount by which Accrued Certificate Interest for such Class (as reduced pursuant to Section 5.02(c)) exceeds the amount of interest actually distributed on such Class on such Distribution Date pursuant to clause (i) of the definition of "Interest Distribution Amount."

               Class Unpaid Interest Shortfall: As to any Distribution Date and each interest-bearing Class, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount of interest actually distributed on such Class on such prior Distribution Dates pursuant to clause (ii) of the definition of "Interest Distribution Amount."

               Closing Date:  June 24, 1999.

               Code:  The Internal Revenue Code of 1986, as amended.

               Compensating Interest:  As defined in Section 3.17.

               Co-op  Shares:   Shares  issued  by  private  non-profit  housing
corporations.

               Corporate Trust Office: The principal office of the Trustee at which at any particular time its certificate transfer services are conducted, which office at the date of the execution of this instrument is located at 101 Barclay Street - 12E, New York, New York 10286, Attention: Corporate Trust - MBS (Fax: (212) 815-5309).

               Custodian: Any Custodian appointed by the Trustee in accordance with the terms of this Agreement.

               Customary Servicing Procedures: With respect to each Servicer, procedures (including collection procedures) that such Servicer customarily employs and exercises in servicing and administering mortgage loans for its own account and which are in accordance with accepted mortgage servicing practices of prudent lending institutions servicing mortgage loans of the same type as the Mortgage Loans in the jurisdictions in which the related Mortgaged Properties are located.

               Cut-Off Date:  June 1, 1999.

               Cut-Off Date Pool Principal Balance: The aggregate of the Cut-Off Date Principal Balances of the Mortgage Loans which is $500,009,929.24.

               Cut-Off Date Principal Balance: As to any Mortgage Loan, the unpaid principal balance thereof as of the close of business on the Cut-Off Date, reduced by all installments of principal due on or prior thereto whether or not paid.

               Debt Service Reduction: As to any Mortgage Loan and any Determination Date, the excess of (i) the Monthly Payment due on the related Due Date under the terms of such Mortgage Loan over (ii) the amount of the monthly payment of principal and/or interest required to be paid with respect to such Due Date by the Mortgagor as established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.); provided that no such excess shall be considered a Debt Service Reduction so long as (a) the related Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payment due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the related Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

               Debt Service Reduction Mortgage Loan: Any Mortgage Loan that became the subject of a Debt Service Reduction.

               Deceased Holder: A Certificate Owner of a Special Retail Certificate who was living at the time such interest was acquired and whose executor or other authorized representative causes to be furnished to the Trustee a certified copy of the death certificate and any additional evidence of death satisfactory to the Trustee and any tax waivers requested by the Trustee.

               Defective Mortgage Loan: Any Mortgage Loan which is required to be cured, repurchased or substituted for pursuant to Sections 2.02 or 2.05.

               Deficient Valuation: As to any Mortgage Loan and any Determination Date, the excess of (i) the then outstanding indebtedness under such Mortgage Loan over (ii) the secured valuation thereof established by a court of competent jurisdiction (pursuant to an order which has become final and nonappealable) as a result of a proceeding initiated by or against the related Mortgagor under the Bankruptcy Code, as amended from time to time (11 U.S.C.), pursuant to which such Mortgagor retained such Mortgaged Property; provided that no such excess shall be considered a Deficient Valuation so long as (a) the related Servicer is pursuing an appeal of the court order giving rise to any such modification and (b)(1) such Mortgage Loan is not in default with respect to payments due thereunder in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date or (2) Monthly Payments are being advanced by the related Servicer in accordance with the terms of such Mortgage Loan as in effect on the Cut-Off Date.

               Deficient Valuation Mortgage Loan: Any Mortgage Loan that became the subject of a Deficient Valuation.

               Definitive Certificates:  As defined in Section 6.02(c)(iii).

               Depositor: Bank of America Mortgage Securities, Inc., a Delaware corporation, or its successor in interest, as depositor of the Trust Estate.

               Depository: The Depository Trust Company, the nominee of which is Cede & Co., as the registered Holder of the Book-Entry Certificates or any successor thereto appointed in accordance with this Agreement. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

               Depository Participant: A broker, dealer, bank or other financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

               Determination Date: As to any Distribution Date, the 16th day of the month of the related Distribution Date or, if such 16th day is not a Business Day, the Business Day immediately preceding such 16th day.

               Discount Mortgage Loan: Any Mortgage Loan with a Net Mortgage Interest Rate that is less than 6.500% per annum.

               Distribution Date: The 25th day of each month beginning in July 1999 (or, if such day is not a Business Day, the next Business Day).

               Due Date: As to any Distribution Date and each Mortgage Loan, the first day in the calendar month of such Distribution Date.

               Eligible Account: Any of (i) an account or accounts maintained with (a) NationsBank, N.A. or any successor thereto, (b) Bank of America, FSB, or (c) a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC (to the limits established by the FDIC) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or (iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

               ERISA: The Employee Retirement Income Security Act of 1974, as amended.

               ERISA Restricted Certificates:  The Class B Certificates.

               Escrow Account:  As defined in Section 3.09.

               Escrow Payments: The amounts constituting taxes, assessments, Primary Insurance Policy premiums, fire and hazard insurance premiums and other payments as may be required to be escrowed by the Mortgagor with the mortgagee pursuant to the terms of any Mortgage Note or Mortgage.

               Event of Default:  As defined in Section 8.01.

               Excess Losses: For any Distribution Date, the amount of any (i) Fraud Losses in excess of the Fraud Loss Amount, (ii) Special Hazard Losses in excess of the Special Hazard Loss Amount or (iii) Bankruptcy Losses in excess of the Bankruptcy Loss Amount.

               Excess Proceeds: With respect to any Liquidated Mortgage Loan, the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the related Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Interest Rate from the Due Date as to which interest was last paid or for which a Periodic Advance was made (and not reimbursed) up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

               FDIC: The Federal Deposit Insurance Corporation, or any successor thereto.

               FHLMC: The Federal Home Loan Mortgage Corporation, or any successor thereto.

               Final Distribution Date: The Distribution Date on which the final distribution in respect of the Certificates will be made pursuant to Section 10.01.

               Financial Market Service: Bloomberg Financial Service and any other financial information provider designated by the Depositor by written notice to the Trustee.

               FIRREA:   The  Financial   Institutions   Reform,   Recovery  and
Enforcement Act of 1989, as amended.

               Fitch:  Fitch IBCA, Inc., or any successor thereto.

               FNMA: Fannie Mae, or any successor thereto.

               Fractional Interest:  As defined in Section 5.02(d).

               Fraud Loss: Realized Losses on Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Primary Insurance Policy because of such fraud, dishonesty or misrepresentation.

               Fraud Loss Amount: For each Distribution Date occurring during the period from the Closing Date through the first anniversary of the Cut-Off Date, the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates. Thereafter, the Fraud Loss Amount shall be equal to the lesser of (i) the Initial Fraud Loss Amount reduced by the amount of Fraud Losses allocated to the Certificates and (ii) for each Distribution Date occurring (a) during the period from the day after the first anniversary through the third anniversary of the Cut-Off Date, 1% of the Pool Stated Principal Balance, (b) during the period from the day after the third anniversary through the fifth anniversary of the Cut-Off Date, 0.5% of the Pool Stated Principal Balance, and (c) after the fifth anniversary of the Cut-Off Date, zero.

               Holder:  A Certificateholder.

               Independent: When used with respect to any specified Person means such a Person who (i) is in fact independent of the Depositor and the Servicers,
(ii) does not have any direct financial interest or any material indirect financial interest in the Depositor or either Servicer or in an affiliate of any of them, and (iii) is not connected with the Depositor or either Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

               Indirect Depository Participant: A broker, dealer, bank or other financial institution or other Person maintaining a custodial relationship with a Depository Participant.

               Initial Bankruptcy Loss Amount: $153,896.27.

               Initial  Class   Certificate   Balance:   As  to  each  Class  of
Certificates, the Class Certificate Balance set forth in the Preliminary Statement.

               Initial Fraud Loss Amount: $5,000,099.29.

               Initial Special Hazard Amount: $5,002.818.06.

               Insurance Policy: With respect to any Mortgage Loan included in the Trust Estate, any related insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

               Insurance Proceeds: Proceeds paid by an insurer pursuant to any Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

               Insured Expenses: Expenses covered by an Insurance Policy or any other insurance policy with respect to the Mortgage Loans.

               Interest Accrual Period: As to any Distribution Date and each Class of Certificates (other than the Class A-22 and Class A-PO Certificates), the period from and including the first day of the calendar month preceding the calendar month of such Distribution Date to but not including the first day of the calendar month of such Distribution Date.

               Interest Distribution Amount: For any Distribution Date and each interest-bearing Class, the sum of (i) the Accrued Certificate Interest, subject to reduction pursuant to Section 5.02(c) and (ii) any Class Unpaid Interest Shortfall for such Class.

               Liquidated Mortgage Loan: With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) that was liquidated in the calendar month preceding the month of such Distribution Date and as to which the related Servicer has certified (in accordance with this Agreement) that it has received all proceeds it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

               Liquidation Proceeds: Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Servicing Fees and Advances.

               Living   Holder:   A  Certificate   Owner  of  a  Special  Retail
Certificate other than a Deceased Holder.

               Loan-to-Value Ratio: With respect to any Mortgage Loan and any date of determination, the fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

               MERS:  As defined in Section 2.01(b)(iii).

               Monthly Payment: The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

               Mortgage: The mortgage, deed of trust or other instrument creating a first lien on a Mortgaged Property securing a Mortgage Note or creating a first lien on a leasehold interest.

               Mortgage File: The mortgage documents listed in Section 2.01 pertaining to a particular Mortgage Loan and any additional documents required to be added to the Mortgage File pursuant to this Agreement.

               Mortgage Interest Rate: As to any Mortgage Loan, the per annum rate of interest at which interest accrues on the principal balance of such Mortgage Loan in accordance with the terms of the related Mortgage Note.

               Mortgage Loan Purchase Agreement: Each of the BA Mortgage Loan Purchase Agreement and the NMC Mortgage Loan Purchase Agreement.

               Mortgage Loan Schedule: The list of Mortgage Loans (as from time to time amended by the applicable Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Estate and from time to time subject to this Agreement, attached hereto as Exhibit D-1 and Exhibit D-2, setting forth the following information with respect to each Mortgage Loan: (i) the Mortgage Loan identifying number; (ii) a code indicating whether the Mortgaged Property is owner-occupied; (iii) the property type for each Mortgaged Property; (iv) the original months to maturity or the remaining months to maturity from the Cut-Off Date; (v) the Loan-to-Value Ratio at origination; (vi) the Mortgage Interest Rate; (vii) the date on which the first Monthly Payment was due on the Mortgage Loan, and, if such date is not the Due Date currently in effect, such Due Date; (viii) the stated maturity date; (ix) the amount of the Monthly Payment as of the Cut-Off Date; (x) the paid-through date; (xi) the original principal amount of the Mortgage Loan;
(xii) the principal balance of the Mortgage Loan as of the close of business on the Cut-Off Date, after application of payments of principal due on or before the Cut-Off Date, whether or not collected, and after deduction of any payments collected of scheduled principal due after the Cut-Off Date; (xiii) a code indicating the purpose of the Mortgage Loan; (xiv) a code indicating the documentation style; and (xv) the Appraised Value. With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-Off Date: (i) the number of Mortgage Loans; (ii) the current aggregate outstanding principal balance of the Mortgage Loans; (iii) the weighted average Mortgage Rate of the Mortgage Loans; and (iv) the weighted average months to maturity of the Mortgage Loans.

               Mortgage Loans: Such of the mortgage loans transferred and assigned to the Trustee pursuant to Section 2.01 as from time to time are held as a part of the Trust Estate (including any Substitute Mortgage Loans and REO Property), the Mortgage Loans originally so held being identified in the Mortgage Loan Schedule.

               Mortgage Note: The originally executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

               Mortgaged Property: The underlying property securing a Mortgage Loan, which may include Co-op Shares or residential long-term leases.

               Mortgagor:  The obligor on a Mortgage Note.

               Net Mortgage Interest Rate: As to any Mortgage Loan and Distribution Date, such Mortgage Loan's Mortgage Interest Rate thereon on the first day of the month preceding the month of the related Distribution Date reduced by the related Servicing Fee Rate and the Trustee Fee Rate.

               NMC Mortgage Loan Purchase Agreement: The Mortgage Loan Purchase Agreement, dated June 24, 1999, between the NMC Seller, as seller, and the Depositor, as purchaser.

               NMC Mortgage Loans: The Mortgage Loans serviced by the NMC Servicer and identified on Exhibit D-2 as such Exhibit is amended from time to time to reflect the addition of Substitute Mortgage Loans and the deletion of Defective Mortgage Loans pursuant to the provisions of this Agreement.

               NMC   Seller:   NationsBanc   Mortgage   Corporation,   a   Texas
corporation, or its successor in interest, as seller of the NMC Mortgage Loans under the NMC Mortgage Loan Purchase Agreement.

               NMC  Servicer:   NationsBanc   Mortgage   Corporation,   a  Texas
corporation, or its successor in interest, in its capacity as servicer of the NMC Mortgage Loans, or any successor servicer appointed as herein provided.

               NMC Servicer Custodial Account: The separate Eligible Account or Accounts created and maintained by the NMC Servicer pursuant to Section 3.08(b).

               Non-PO Percentage: As to any Discount Mortgage Loan, a fraction (expressed as a percentage), the numerator of which is the Net Mortgage Interest Rate of such Discount Mortgage Loan and the denominator of which is 6.500%. As to any Mortgage Loan that is not a Discount Mortgage Loan, 100%.

               Non-PO Principal Amount: As to any Distribution Date, the sum of the applicable Non-PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal
Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with a Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

               Non-Supported Interest Shortfalls: As to any Distribution Date, the amount, if any, by which the aggregate of Prepayment Interest Shortfalls exceeds Compensating Interest for such Distribution Date.

               Non-U.S. Person:  A Person other than a U.S. Person.

               Nonrecoverable Advance: Any portion of an Advance previously made or proposed to be made in respect of a Mortgage Loan which has not been previously reimbursed and which, in the good faith judgment of the related Servicer, will not or, in the case of a proposed Advance, would not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds, or other recoveries in respect of the related Mortgage Loan.

               Offered Certificates: The Class A, Class B-1, Class B-2 and Class B-3 Certificates.

               Officer's Certificate: A certificate signed by the Chairman of the Board, Vice Chairman of the Board, President or a Vice President and by the Treasurer, the Secretary or one of the Assistant Treasurers or Assistant Secretaries, or any other duly authorized officer of the Depositor or either Servicer, as the case may be, and delivered to the Trustee.

               Opinion of Counsel: A written opinion of counsel acceptable to the Trustee, who may be counsel for the Depositor or a Servicer, except that any opinion of counsel relating to the qualification of the Trust Estate as a REMIC or compliance with the REMIC Provisions must be an opinion of Independent counsel.

               Original Fractional Interest: With respect to each of the following Classes of Subordinate Certificates, the corresponding percentage described below, as of the Closing Date:

                             Class B-1                   1.85%
                             Class B-2                   1.10%
                             Class B-3                   0.75%
                             Class B-4                   0.40%
                             Class B-5                   0.20%
                             Class B-6                   0.00%

               Original Subordinate Certificate Balance: $21,256,096.23.

               OTS:  The Office of Thrift Supervision.

               Outstanding Mortgage Loan: As to any Due Date, a Mortgage Loan which was not the subject of a Principal Prepayment in Full prior to such Due Date, which did not become a Liquidated Mortgage Loan prior to such Due Date and which was not purchased from the Trust prior to such Due Date pursuant to Sections 2.02 or 2.05.

               Ownership Interest: As to any Certificate, any ownership or security interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial, as owner or as pledgee.

               Pass-Through   Rate:   As  to  each  Class  of   interest-bearing
Certificates, the per annum rate set forth or described in the Preliminary Statement.

               Paying Agent:  As defined in Section 9.13.

               Percentage Interest: As to any Certificate (other than the Class A-8, Class A-10, Class A-15 and Class A-16 Certificates), the percentage obtained by dividing the initial Certificate Balance of such Certificate by the Initial Class Certificate Balance of the Class of which such Certificate is a part. With respect to a Class A-8, Class A-10, Class A-15 or a Class A-16 Certificate, the percentage obtained by dividing the current Certificate Balance of such Certificate by the current Class Certificate Balance of all Certificates of the same Class.

               Periodic Advance: The payment required to be made by a Servicer with respect to any Distribution Date pursuant to Section 3.20, the amount of any such payment being equal to the aggregate of Monthly Payments (net of the Servicing Fee) on the Mortgage Loans (including any REO Property) serviced by such Servicer that were due on the related Due Date and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent payments that such Servicer has determined would constitute a Nonrecoverable Advance if advanced.

               Permitted Investments:  One or more of the following:

                  (i) obligations of or guaranteed as to principal and interest by the United States, FHLMC, FNMA or any agency or instrumentality of the United States when such obligations are backed by the full faith and credit of the United States; provided that such obligations of FHLMC or FNMA shall be limited to senior debt obligations and mortgage participation certificates other than investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages, which shall not constitute Permitted Investments hereunder;

                  (ii) repurchase agreements on obligations  specified in clause
        (i) maturing not more than one month from the date of acquisition thereof with a corporation incorporated under the laws of the United States or any state thereof rated not lower than "A-1" by S&P and "F-1" by Fitch;

                  (iii) federal funds, certificates of deposit, demand deposits, time deposits and bankers' acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers' acceptances, shall in no event have an original maturity of more than 365 days or a remaining maturity of more than 30 days) denominated in United States dollars of any U.S. depository institution or trust company incorporated under the laws of the United States or any state thereof, rated not lower than "A-1" by S&P and "F-1" by Fitch;

                  (iv) commercial paper (having original maturities of not more than 365 days) of any corporation incorporated under the laws of the United States or any state thereof which is rated not lower than "A-1" by S&P and "F-1" by Fitch;

                  (v) investments in money market funds (including funds of the Trustee or its affiliates, or funds for which an affiliate of the Trustee acts as advisor, as well as funds for which the Trustee and its affiliates may receive compensation) rated either "AAAm" or "AAAm G" by S&P, and "AAA" by Fitch or otherwise approved in writing by each Rating Agency; and

                  (vi) other obligations or securities that are acceptable to each Rating Agency and, as evidenced by an Opinion of Counsel obtained by either Servicer, will not affect the qualification of the Trust Estate as a REMIC;

provided, however, that no instrument shall be a Permitted Investment if it represents either (a) the right to receive only interest payments with respect to the underlying debt instrument or (b) the right to receive both principal and interest payments derived from obligations underlying such instrument and the principal and interest with respect to such instrument provide a yield to maturity greater than 120% of the yield to maturity at par of such underlying obligations.

               Permitted Transferee: Any Person other than (i) the United States, or any State or any political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, international organization or any agency or instrumentality of either of the foregoing, (iii) an organization which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income) (except certain farmers' cooperatives described in Code
Section 521), (iv) rural electric and telephone  cooperatives  described in Code
Section 1381(a)(2)(C) and (v) any other Person so designated by either Servicer based on an Opinion of Counsel to the effect that any transfer to such Person may cause the Trust or any other Holder of a Residual Certificate to incur tax liability that would not be imposed other than on account of such transfer. The terms "United States," "State" and "international organization" shall have the meanings set forth in Code Section 7701 or successor provisions.

               Person: Any individual,  corporation,  limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

               Physical Certificates: The Class A-R, Class B-4, Class B-5 and Class B-6 Certificates.

               Plan:  As defined in Section 6.02(e).

               PO Percentage: As to any Discount Mortgage Loan, 100% minus the Non-PO Percentage for such Mortgage Loan. As to any Mortgage Loan that is not a Discount Mortgage Loan, 0%.

               PO Principal Amount: As to any Distribution Date, the sum of the applicable PO Percentage of (a) the principal portion of each Monthly Payment (without giving effect, prior to the reduction of the Bankruptcy Loss Amount to zero, to any reductions thereof caused by any Debt Service Reductions) due on each Mortgage Loan on the related Due Date, (b) the Stated Principal Balance, as of the date of repurchase, of each Mortgage Loan that was repurchased by the related Seller or the Depositor pursuant to this Agreement as of such Distribution Date, (c) any Substitution Adjustment Amount in connection with any Defective Mortgage Loan received with respect to such Distribution Date, (d) any Liquidation Proceeds allocable to recoveries of principal of Mortgage Loans that are not yet Liquidated Mortgage Loans received during the calendar month preceding the month of such Distribution Date, (e) with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of such Distribution Date, the amount of Liquidation Proceeds allocable to principal received with respect to such Mortgage Loan during the calendar month preceding the month of such Distribution Date with respect to such Mortgage Loan and (f) all Principal Prepayments received during the calendar month preceding the month of such Distribution Date.

               Pool Distribution Amount: As to any Distribution Date, the excess of (a) the sum of (i) the aggregate of (A) the interest portion of any Monthly Payment (net of the Servicing Fee) and the principal portion of any Monthly Payment due on the Due Date in the month in which such Distribution Date occurs and which is received prior to the related Determination Date and (B) all Periodic Advances and payments of Compensating Interest made by the Servicers in respect of such Distribution Date deposited to the Servicer Custodial Accounts pursuant to Section 3.08(b)(vii); (ii) all Liquidation Proceeds received during the preceding calendar month and deposited to the Servicer Custodial Accounts pursuant to Section 3.08(b)(iii); (iii) all Principal Prepayments received during the month preceding the month of such Distribution Date and deposited to the Servicer Custodial Accounts pursuant to Section 3.08(b)(i) during such period; (iv) in connection with Defective Mortgage Loans, as applicable, the aggregate of the Repurchase Prices and Substitution Adjustment Amounts deposited on the related Remittance Date pursuant to Section 3.08(b)(vi); and (v) any other amounts in the Servicer Custodial Accounts deposited therein pursuant to Sections 3.08(b)(iv), (v) and (viii) in respect of such Distribution Date; over
(b) any (i) amounts permitted to be withdrawn from the Servicer Custodial Accounts pursuant to clauses (i) through (vii), inclusive, of Section 3.11(a) and (ii) amounts permitted to be withdrawn from the Certificate Account pursuant to clauses (i) and (ii) of Section 3.11(b).

               Pool Stated Principal Balance: As to any Distribution Date, the aggregate Stated Principal Balances of all Mortgage Loans that were Outstanding Mortgage Loans immediately following the Due Date in the month of such Distribution Date.

               Prepayment Interest Shortfall: As to any Distribution Date and each Mortgage Loan subject to a Principal Prepayment received during the calendar month preceding such Distribution Date, the amount, if any, by which one month's interest at the related Mortgage Interest Rate (net of the Servicing
Fee) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

               Primary  Insurance  Policy:   Each  policy  of  primary  mortgage
guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan, in each case issued by an insurer acceptable to FNMA or FHLMC.

               Principal-Only Certificates: Any Class of Certificates entitled to distributions of principal, but to no distributions of interest. The Class A-22 and Class A-PO Certificates are the only Classes of Principal-Only Certificates.

               Principal Prepayment: Any payment or other recovery of principal on a Mortgage Loan (other than Liquidation Proceeds) which is received in advance of its scheduled Due Date and is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

               Principal Prepayment in Full: Any Principal Prepayment of the entire principal balance of a Mortgage Loan.

               Priority Amount: As to any Distribution Date, the lesser of (i) the Class Certificate Balance of the Class A-24 Certificates and (ii) the product of (a) the Shift Percentage, (b) the Priority Percentage and (c) the Senior Principal Distribution Amount.

               Priority Percentage: As to any Distribution Date, the percentage equivalent (carried to six places rounded up) of a fraction the numerator of which is the Class Certificate Balance of the Class A-24 Certificates immediately prior to such date and the denominator of which is the aggregate of the Class Certificate Balances of all Classes of Senior Certificates (other than the Class A-PO Certificates) immediately prior to such date.

               Private Certificates: The Class B-4, Class B-5 and Class B-6 Certificates.

               Pro Rata Share: As to any Distribution Date and any Class of Subordinate Certificates that is not a Restricted Class, the portion of the Subordinate Principal Distribution Amount allocable to such Class, equal to the product of the Subordinate Principal Distribution Amount for such Distribution Date and a fraction, the numerator of which is the related Class Certificate Balance thereof and the denominator of which is the aggregate Class Certificate Balance of the Subordinate Certificates that are not Restricted Classes. The Pro Rata Share of a Restricted Class shall be 0%.

               Qualified Appraiser: An appraiser of a Mortgaged Property duly appointed by the originator of the related Mortgage Loan, who had no interest, direct or indirect, in such Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the related Mortgage Loan and who met the minimum qualifications of FNMA or FHLMC.

               Rating Agency: Each of Fitch and S&P. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

               Realized Loss: With respect to each Liquidated Mortgage Loan, an amount as of the date of such liquidation, equal to (i) the unpaid principal balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus
(ii) interest at the Net Mortgage Interest Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Interest Rate and to principal of the Liquidated Mortgage Loan. With respect to each Mortgage Loan that has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Mortgage Loan outstanding immediately prior to such Deficient Valuation and the principal balance of the Mortgage Loan as reduced by the Deficient Valuation. With respect to each Mortgage Loan that has become the subject of a Debt Service Reduction and any Distribution Date, the amount, if any, by which the principal portion of the related Monthly Payment has been reduced.

               Record Date: The last day of the month (or, if such day is not a Business Day, the preceding Business Day) preceding the month of the related Distribution Date.

               Refinance Mortgage Loan: Any Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

               Regular Certificates: As defined in the Preliminary Statement hereto.

               Relief Act: The Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

               Relief Act Reduction: With respect to any Distribution Date, for any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued pursuant to the terms of the Mortgage Note on the same principal amount and for the same period as the interest collectible on such Mortgage Loan for the most recently ended calendar month.

               REMIC: A "real estate mortgage investment conduit" within the meaning of Section 860D of the Code. "The REMIC" means the REMIC constituted by the Trust Estate.

               REMIC Certificate Maturity Date: The "latest possible maturity date" of the Regular Certificates as that term is defined in Section 2.08.

               REMIC Provisions: Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at Section 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time, as well as provisions of applicable state laws.

               Remittance Date: As to any Distribution Date, by 2:00 p.m. Eastern time on the Business Day immediately preceding such Distribution Date.

               REO Disposition Period:  As defined in Section 3.14.

               REO Proceeds: Proceeds, net of any related expenses of the related Servicer, received in respect of any REO Property (including, without limitation, proceeds from the rental of the related Mortgaged Property) which are received prior to the final liquidation of such Mortgaged Property.

               REO Property: A Mortgaged Property acquired by a Servicer on behalf of the Trust through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

               Repurchase Price: As to any Defective Mortgage Loan repurchased on any date pursuant to Sections 2.02 or 2.05, an amount equal to the sum of (i) the unpaid principal balance thereof and (ii) the unpaid accrued interest thereon at the applicable Mortgage Interest Rate from the Due Date to which interest was last paid by the Mortgagor to the first day of the month following the month in which such Mortgage Loan became eligible to be repurchased.

               Request for Release: The Request for Release submitted by a Servicer to the Trustee or the Custodian on behalf of the Trustee, substantially in the form of Exhibit E.

               Required Insurance Policy: With respect to any Mortgage Loan, any insurance policy which is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan.

               Residual Certificate:  The Class A-R Certificate.

               Responsible Officer: When used with respect to the Trustee, any officer of the Corporate Trust Department of the Trustee, including any Senior Vice President, any Vice President, any Assistant Vice President, any Assistant Secretary, any Trust Officer or Assistant Trust Officer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and having responsibility for the administration of this Agreement.

               Restricted Classes:  As defined in Section 5.02(d).

               Rounding Account:  As defined in Section 3.23.

               Rounding Amount:  As defined in Section 3.23.

               S&P: Standard & Poor's, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

               Seller: With respect to the BA Loans, the BA Seller and, with respect to the NMC Loans, the NMC Seller.

               Senior Certificates:  The Class A Certificates.

               Senior Credit Support Depletion Date: The date on which the aggregate Class Certificate Balance of the Subordinate Certificates is reduced to zero.

               Senior Percentage: With respect to any Distribution Date, the percentage, carried six places rounded up, obtained by dividing the aggregate Class Certificate Balance of the Senior Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date by the aggregate Class Certificate Balance of all Classes of Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date.

               Senior Prepayment Percentage: For any Distribution Date during the five years beginning on the first Distribution Date, 100%. The Senior Prepayment Percentage for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will, except as provided herein, be as follows: for any Distribution Date in the first year thereafter, the Senior Percentage plus 70% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the Senior Percentage plus 60% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the Senior Percentage plus 40% of the Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the Senior Percentage plus 20% of the Subordinate Percentage for such Distribution Date; and for any Distribution Date in the fifth or later years thereafter, the Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates the Senior Percentage exceeds the initial Senior Percentage, in which case the Senior Prepayment Percentage for such Distribution Date will once again equal 100%). Notwithstanding the foregoing, no decrease in the Senior Prepayment Percentage will occur unless both of the Senior Step Down Conditions are satisfied.

               Senior Principal Distribution Amount: As to any Distribution Date, the sum of (i) the Senior Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Senior Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Senior Principal Distribution Amount will be reduced on the related Distribution Date by the Senior Percentage of the Non-PO Percentage of the principal portion of such Debt Service Reduction.

               Senior Step Down Conditions: As of any Distribution Date as to which any decrease in the Senior Prepayment Percentage applies, (i) the outstanding principal balance of all Mortgage Loans (including, for this purpose, any Mortgage Loans in foreclosure or any REO Property) delinquent 60 days or more (averaged over the preceding six month period), as a percentage of the aggregate Class Certificate Balance of the Subordinate Certificates (averaged over the preceding six-month period), is not equal to or greater than 50% or (ii) cumulative Realized Losses with respect to the Mortgage Loans as of the applicable Distribution Date do not exceed the percentages of the Original Subordinate Certificate Balance set forth below:

                                                            Percentage of
                                                        Original Subordinate
Distribution Date Occurring                              Certificate Balance
---------------------------                              -------------------

July 2004 through June 2005                                      30%

July 2005 through June 2006                                      35%

July 2006 through June 2007                                      40%

July 2007 through June 2008                                      45%

July 2008 and thereafter                                         50%


               Servicer: With respect to the BA Mortgage Loans, the BA Servicer and, with respect to the NMC Mortgage Loans, the NMC Servicer.

               Servicer Advance Date: As to any Distribution Date, 11:30 a.m., Eastern time, on the Business Day immediately preceding such Distribution Date.

               Servicer Custodial Account: The NMC Servicer Custodial Account or the BA Servicer Custodial Account, as applicable.

               Servicer's Certificate: The monthly report required by Section 4.01.

               Servicing Advances: All customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by either Servicer of its servicing obligations, including, but not limited to (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to such Servicer pursuant to Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and (iv) compliance with the obligations under Section 3.12.

               Servicing Fee: With respect to each Mortgage Loan and Distribution Date, the amount of the fee payable to the related Servicer, which shall, for such Distribution Date, be equal to one-twelfth of the product of the Servicing Fee Rate with respect to such Mortgage Loan and the Stated Principal Balance of such Mortgage Loan, subject to reduction as provided in Section 3.17. Such fee shall be payable monthly, computed on the basis of the same Stated Principal Balance and period respecting which any related interest payment on a Mortgage Loan is computed. Each Servicer's right to receive the Servicing Fee is limited to, and payable solely from, the interest portion (including recoveries with respect to interest from Liquidation Proceeds and other proceeds, to the extent permitted by Section 3.11) of related Monthly Payments collected by such Servicer, or as otherwise provided under Section 3.11.

               Servicing Fee Rate: With respect to each Mortgage Loan, the per annum rate equal to (i) the related Mortgage Interest Rate less (ii) the sum of 6.500% and the Trustee Fee Rate; provided, however, that the Servicing Fee Rate will not be less than 0.25% per annum with respect to any Mortgage Loan.

               Servicing File: The items pertaining to a particular Mortgage Loan referred to in Exhibit J hereto, and any additional documents required to be added to the Servicing File pursuant to the Agreement.

               Servicing Officer: Any officer of a Servicer involved in, or responsible for, the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished to the Trustee by such Servicer, as such list may from time to time be amended.

               Shift Percentage: As to any Distribution Date, the percentage indicated below:


Distribution Date Occurring In                              Shift Percentage
------------------------------                              ----------------
July 1999 through June 2004..............................   0%
July 2004 through June 2005..............................   30%
July 2005 through June 2006..............................   40%
July 2006 through June 2007..............................   60%
July 2007 through June 2008..............................   80%
July 2008 and thereafter.................................   100%

               Similar Law:  As defined in Section 6.02(e).

               Special Hazard Loss: As to a Mortgaged Property, any Realized Loss on account of direct physical loss, exclusive of (i) any loss covered by a hazard policy or a flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12 and (ii) any loss caused by or resulting from:

               (a) (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot; inherent vice or latent defect; animals, birds, vermin or insects; or

               (ii) settling, subsidence, cracking, shrinkage, building or expansion of pavements, foundations, walls, floors, roofs or ceilings;

               (b) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or a part thereof ensues and then only for the ensuing loss;

               (c)  nuclear  or  chemical   reaction  or  nuclear  radiation  or
radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss is direct or indirect, proximate or remote; or

               (d) (i) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (A) by any government or sovereign power (de jure or de facto), or by any authority maintaining or using military, naval or air forces; or (B) by military, naval or air forces; or (C) by an agent of any such government, power, authority or forces;

               (ii) any weapon of war or facility for producing  same  employing
        atomic   fission,   radioactive   force  or   chemical   or   biological
        contaminants, whether in time of peace or war; or

               (iii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such an occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

               Special Hazard Loss Amount: As to any Distribution Date, the lesser of (a) the greatest of (i) 1% of the Pool Stated Principal Balance of the Mortgage Loans, (ii) twice the principal balance of the largest Mortgage Loan, and (iii) the aggregate principal balance of all Mortgage Loans secured by Mortgaged Properties located in the single California five-digit postal zip code having the highest aggregate principal balance of any zip code area (all principal balances to be calculated as of the first day of the month preceding such Distribution Date after giving effect to Monthly Payments then due, whether or not paid) and (b) the Initial Special Hazard Loss Amount, reduced (but not below zero) by the amount of Realized Losses in respect of Special Hazard Mortgage Loans previously incurred during the period from the Cut-Off Date through the last day of the month preceding the month of such Distribution Date. The Special Hazard Loss Amount may be further reduced from time to time below the amounts specified above with the written consent of the Rating Agencies and without resulting in a downgrading to the then-current rating of the Certificates.

               Special Hazard Mortgage Loan: Any Liquidated Mortgage Loan as to which the ability to recover thereon was substantially impaired by reason of a hazard or loss not covered by a hazard policy or flood insurance policy maintained in respect of such Mortgaged Property pursuant to Section 3.12.

               Special Retail Certificates: The Class A-8, Class A-10, Class A-15 and Class A-16 Certificates.

               Stated Principal Balance: As to any Mortgage Loan and date, the unpaid principal balance of such Mortgage Loan as of the Due Date immediately preceding such date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor, and after giving effect to any Deficient Valuation.

               Subordinate Certificates:  The Class B Certificates.

               Subordinate Percentage: As of any Distribution Date, 100% minus the Senior Percentage for such Distribution Date.

               Subordinate Prepayment Percentage: As to any Distribution Date, 100% minus the Senior Prepayment Percentage for such Distribution Date.

               Subordinate Principal Distribution Amount: With respect to any Distribution Date, an amount equal to the sum of (i) the Subordinate Percentage of the applicable Non-PO Percentage of all amounts described in clauses (a) through (d) of the definition of "Non-PO Principal Amount" for such Distribution Date and (ii) the Subordinate Prepayment Percentage of the applicable Non-PO Percentage of the amounts described in clauses (e) and (f) of the definition of "Non-PO Principal Amount" for such Distribution Date; provided, however, that if a Debt Service Reduction that is an Excess Loss is sustained with respect to a Mortgage Loan that is not a Liquidated Mortgage Loan, the Subordinate Principal Distribution Amount will be reduced on the related Distribution Date by the Subordinate Percentage of the applicable Non-PO Percentage of the principal portion of such Debt Service Reduction.

               Subservicer: Any Person with which a Servicer has entered into a Subservicing Agreement and which satisfies the requirements set forth therein.

               Subservicing Agreement: Any subservicing agreement (which, in the event the Subservicer is an affiliate of the Servicer, need not be in writing) between a Servicer and any Subservicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

               Substitute Mortgage Loan: A Mortgage Loan substituted for a Defective Mortgage Loan which must, on the date of such substitution (i) have a Stated Principal Balance, after deduction of the principal portion of the Monthly Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Defective Mortgage Loan;
(ii) have a Net Mortgage Interest Rate equal to that of the Defective Mortgage Loan; (iii) have a Loan-to-Value Ratio not higher than that of the Defective Mortgage Loan; (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Defective Mortgage Loan; and (v) comply with each Mortgage Loan representation and warranty set forth in the Sale Agreement relating to the Defective Mortgage Loan. More than one Substitute Mortgage Loan may be substituted for a Defective Mortgage Loan if such Substitute Mortgage Loans meet the foregoing attributes in the aggregate.

               Substitution Adjustment Amount:  As defined in Section 2.02.

               Tax Matters Person: The person designated as "tax matters person" in accordance with Section 5.06 and the manner provided under Treasury Regulation ss. 1.860F-4(d) and Treasury Regulation ss. 301.6231(a)(7)-1.

               Treasury   Regulations:   The  final  and  temporary  regulations
promulgated under the Code by the U.S. Department of the Treasury.

               Trust:  The trust created by this Agreement.

               Trust Estate: The corpus of the Trust created to the extent described herein, consisting of the Mortgage Loans, such assets as shall from time to time be identified as deposited in the Servicer Custodial Accounts or the Certificate Account, in accordance with this Agreement, REO Property, the Primary Insurance Policies and any other Required Insurance Policy and amounts in the Class A-16 Reserve Fund and the Rounding Accounts.

               Trustee: The Bank of New York, and its successors-in-interest and, if a successor trustee is appointed hereunder, such successor, as trustee.

               Trustee Fee: As to any Distribution Date, an amount equal to one-twelfth of the Trustee Fee Rate multiplied by the aggregate Stated Principal Balance of the Mortgage Loans immediately following the Due Date in the month preceding the month in which such Distribution Date occurs.

               Trustee Fee Rate: With respect to each Mortgage Loan, 0.0035% per annum.

               Underwriting Guidelines: The underwriting guidelines of the Bank of America, FSB or NationsBanc Mortgage Corporation, as applicable.

               U.S. Person: A citizen or resident of the United States, a corporation or partnership (unless, in the case of a partnership, Treasury Regulations are adopted that provide otherwise) created or organized in or under the laws of the United States, any state thereof or the District of Columbia, including an entity treated as a corporation or partnership for federal income tax purposes, an estate whose income is subject to United States federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision over the administration of such trust, and one or more such U.S. Persons have the authority to control all substantial decisions of such trust (or, to the extent provided in applicable Treasury Regulations, certain trusts in existence on August 20, 1996 which are eligible to elect to be treated as U.S. Persons).

               Voting Rights: The portion of the voting rights of all of the Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to the Holder of the Residual Certificate, and (b) the remaining Voting Rights shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certificate Balances of their respective Certificates on such date.

               Section 1.02 Interest Calculations. All calculations of interest will be made on a 360-day year consisting of twelve 30-day months. All dollar amounts calculated hereunder shall be rounded to the nearest penny with one-half of one penny being rounded down.


                                   ARTICLE II

                          CONVEYANCE OF MORTGAGE LOANS
                        ORIGINAL ISSUANCE OF CERTIFICATES

               Section 2.01  Conveyance of Mortgage Loans.

               (a) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee on behalf of the Trust for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Mortgage Loans, including all interest and principal received on or with respect to the Mortgage Loans (other than payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-Off Date). The foregoing sale, transfer, assignment and set over does not and is not intended to result in a creation of an assumption by the Trustee of any obligation of the Depositor or any other Person in connection with the Mortgage Loans or any agreement or instrument relating thereto, except as specifically set forth herein.

               (b) In connection with such transfer and assignment, the Depositor has delivered or caused to be delivered to the Trustee, for the benefit of the Certificateholders, the following documents or instruments with respect to each Mortgage Loan so assigned:

                  (i) the original Mortgage Note, endorsed by manual or facsimile signature in the following form: "Pay to the order of The Bank of New York, as Trustee, without recourse," with all necessary intervening endorsements showing a complete chain of endorsement from the originator to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

                  (ii) except as provided below, the original recorded Mortgage with evidence of a recording thereon, or if any such Mortgage has not been returned from the applicable recording office or has been lost, or if such public recording office retains the original recorded Mortgage, a copy of such Mortgage certified by the Depositor as being a true and correct copy of the Mortgage;

                  (iii) subject to the provisos at the end of this paragraph,  a duly executed Assignment of Mortgage to "The Bank of New York, as trustee for the holders of the Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 1999-7" (which may be included in a blanket assignment or assignments), together with, except as provided below, originals of all interim recorded assignments of such mortgage or a copy of such interim assignment certified by the Depositor as being a true and complete copy of the original recorded intervening assignments of Mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the related Mortgage has not been returned from the applicable public recording office, such Assignment of Mortgage may exclude the information to be provided by the recording office; and provided, further, if the related Mortgage has been recorded in the name of Mortgage Electronic Registration Systems, Inc. ("MERS") or its designee, no Assignment of Mortgage in favor of the Trustee will be required to be prepared or delivered and instead, the applicable Servicer shall take all actions as are necessary to cause the Trust to be shown as the owner of the related Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS;

                  (iv)  the   originals  of   all   assumption,    modification,
        consolidation  or  extension  agreements,   if  any,  with  evidence  of
        recording thereon, if any;

                  (v)  the  original  or  duplicate   original  mortgagee  title
        insurance policy and all riders thereto;

                  (vi) the original of any guarantee executed in connection with the Mortgage Note;

                  (vii) for each Mortgage Loan which is secured by a residential long-term lease, a copy of the lease with evidence of recording indicated thereon, or, if the lease is in the process of being recorded, a photocopy of the lease, certified by an officer of the respective prior owner of such Mortgage Loan or by the applicable title insurance company, closing/settlement/escrow agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

                  (viii)  the  original  of  any  security  agreement,   chattel
        mortgage  or  equivalent   document  executed  in  connection  with  the
        Mortgage; and

                  (ix) for each Mortgage Loan secured by Co-op Shares, the originals of the following documents or instruments:

                      (i)    The stock certificate;

                      (ii)   The stock power executed in blank;

                      (iii)  The executed proprietary lease;

                      (iv)   The executed recognition agreement;

                      (v)    The executed assignment of recognition agreement;

                      (vi) The executed UCC-1 financing  statement with evidence of recording thereon; and

                      (vii) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

provided, however, that on the Closing Date, with respect to item (iii), the Depositor has delivered to the Trustee a copy of such Assignment of Mortgage in blank and has caused the related Servicer to retain the completed Assignment of Mortgage for recording as described below, unless such Mortgage has been recorded in the name of MERS or its designee. In addition, if the Depositor is unable to deliver or cause the delivery of any original Mortgage Note due to the loss of such original Mortgage Note, the Depositor may deliver a copy of such Mortgage Note, together with a lost note affidavit, and shall thereby be deemed to have satisfied the document delivery requirements of this Section 2.01(b).

               If in connection with any Mortgage Loans, the Depositor cannot deliver (A) the Mortgage, (B) all interim recorded assignments, (C) all assumption, modification, consolidation or extension agreements, if any, or (D) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii), (iv) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii), (iii) or (iv) above, or because the title policy has not been delivered to either the related Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver or cause to be delivered to the Trustee or the Custodian on behalf of the Trustee, in the case of clause (ii), (iii) or (iv) above, such Mortgage, such interim assignment or such assumption, modification, consolidation or extension agreement, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, but in no event shall any such delivery of any such documents or instruments be made later than one year following the Closing Date, unless, in the case of clause (ii), (iii) or (iv) above, there has been a continuing delay at the applicable recording office or, in the case of clause (v), there has been a continuing delay at the applicable insurer and the Depositor has delivered the Officer's Certificate to such effect to the Trustee. The Depositor shall forward or cause to be forwarded to the Trustee (1) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (2) any other documents required to be delivered by the Depositor or either Servicer to the Trustee or the Custodian on the Trustee's behalf. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the related Servicer shall prepare, execute and deliver or cause to be prepared, executed and delivered, on behalf of the Trust, such a document to the public recording office.

               As promptly as practicable subsequent to such transfer and assignment, and in any event, within 30 days thereafter, the Servicers shall (except for any Mortgage which has been recorded in the name of MERS or its designee) (i) cause each Assignment of Mortgage to be in proper form for recording in the appropriate public office for real property records within 30 days of the Closing Date and (II) at the Depositor's expense, cause to be delivered for recording in the appropriate public office for real property records the Assignments of the Mortgages to the Trustee, except that, with respect to any Assignment of a Mortgage as to which a Servicer has not received the information required to prepare such assignment in recordable form, such Servicer's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within 30 days after the receipt thereof and, no recording of an Assignment of Mortgage will be required if the Depositor furnishes to the Trustee an unqualified Opinion of Counsel reasonably acceptable to the Trustee to the effect that recordation of such assignment is not necessary under applicable state law to preserve the Trustee's interest in the related Mortgage Loan against the claim of any subsequent transferee of such Mortgage Loan or any successor to, or creditor of, the Depositor or the originator of such Mortgage Loan.

               In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, or the Custodian on the Trustee's behalf, will cause the related Servicer to deposit in the related Servicer Custodial Account the portion of such payment that is required to be deposited in such Servicer Custodial Account pursuant to Section 3.08.

               Section 2.02 Acceptance by the Trustee of the Mortgage Loans. Subject to the provisions of the following paragraph, the Trustee declares that it, or the Custodian as its agent, will hold the documents referred to in
Section 2.01 and the other documents delivered to it constituting the Mortgage Files, and that it will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of all present and future Certificateholders.

               Within 90 days after the execution and delivery of this Agreement, the Trustee shall review, or cause the Custodian to review, the Mortgage Files in its possession. If, in the course of such review, the Trustee or the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01 or is omitted from such Mortgage File, the Trustee shall promptly so notify the related Servicer and the Depositor, or shall cause the Custodian to promptly so notify the related Servicer and the Depositor. In performing any such review, the Trustee or the Custodian may conclusively rely on the purported genuineness of any such document and any signature thereon. It is understood that the scope of the Trustee's or the Custodian's review of the Mortgage Files is limited solely to confirming that the documents listed in Section 2.01 have been received and further confirming that any and all documents delivered pursuant to Section 2.01 appear on their face to have been executed and relate to the Mortgage Loans identified in the Mortgage Loan Schedule. Neither the Trustee nor the Custodian shall have any responsibility for determining whether any document is valid and binding, whether the text of any assignment or endorsement is in proper or recordable form, whether any document has been recorded in accordance with the requirements of any applicable jurisdiction, or whether a blanket assignment is permitted in any applicable jurisdiction. The Depositor hereby covenants and agrees that it will promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Depositor does not correct or cure such defect within such period, the Depositor will either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth below or (b) purchase such Mortgage Loan from the Trustee at the Repurchase Price for such Mortgage Loan; provided, however, that in no event shall such a substitution occur more than two years from the Closing Date; provided, further, that such substitution or repurchase shall occur within 90 days of when such defect was discovered if such defect will cause the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code.

               With respect to each Substitute Mortgage Loan the Depositor shall deliver to the Trustee, for the benefit of the Certificateholders, the Mortgage Note, the Mortgage, the related Assignment of Mortgage (except for any Mortgage which has been recorded in the name of MERS or its designee), and such other documents and agreements as are otherwise required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Monthly Payments due with respect to any such Substitute Mortgage Loan in the month of substitution shall not be part of the Trust Estate and will be retained by the Depositor. For the month of substitution, distributions to Certificateholders will include the Monthly Payment due for such month on any Defective Mortgage Loan for which the Depositor has substituted a Substitute Mortgage Loan.

               The applicable Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of each Mortgage Loan serviced by such Servicer that has become a Defective Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and such Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee and the Custodian. Upon such substitution, each Substitute Mortgage Loan shall be subject to the terms of this Agreement in all respects, and the Depositor shall be deemed to have made to the Trustee with respect to such Substitute Mortgage Loan, as of the date of substitution, the representations and warranties made pursuant to Section 2.05. Upon any such substitution and the deposit to the related Servicer Custodial Account of any required Substitution Adjustment Amount (as described in the next paragraph) and receipt of a Request for Release, the Trustee shall release, or shall direct the Custodian to release, the Mortgage File relating to such Defective Mortgage Loan to the Depositor and shall execute and deliver at the Depositor's direction such instruments of transfer or assignment prepared by the Depositor, in each case without recourse, as shall be necessary to vest title in the Depositor, or its designee, to the Trustee's interest in any Defective Mortgage Loan substituted for pursuant to this Section 2.02.

               For any month in which the Depositor substitutes one or more Substitute Mortgage Loans for one or more Defective Mortgage Loans, the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Defective Mortgage Loans (after application of the principal portion of the Monthly Payments due in the month of substitution) (the "Substitution Adjustment Amount") plus an amount equal to the aggregate of any unreimbursed Advances with respect to such Defective Mortgage Loans shall be deposited into the Certificate Account by the Depositor on or before the Remittance Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

               The Trustee shall retain or shall cause the Custodian to retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. Each Servicer shall promptly deliver to the Trustee, upon the execution or, in the case of documents requiring recording, receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into such Servicer's possession from time to time.

               It is understood and agreed that the obligation of the Depositor to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee and any Certificateholder against the Depositor.

               The Trustee or the Custodian, on behalf of the Trustee, shall be under no duty or obligation (i) to inspect, review or examine any such documents, instruments, certificates or other papers to determine that they are genuine, enforceable, or appropriate for the represented purpose or that they are other than what they purport to be on their face or (ii) to determine whether any Mortgage File should include any of the documents specified in
Section 2.01(b)(iv), (vi), (vii) and (viii).

               Section 2.03 Representations, Warranties and Covenants of the NMC Servicer.

               The NMC Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

                  (i) The NMC Servicer is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the NMC Servicer. The NMC Servicer has corporate power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the NMC Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the NMC Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the NMC Servicer to make this Agreement valid and binding upon the NMC Servicer in accordance with its terms.

                  (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the NMC Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

                  (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the NMC Servicer and will not result in the breach of any term or provision of the charter or by-laws of the NMC Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the NMC Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the NMC Servicer or its property is subject.

                  (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the NMC Servicer, threatened against the NMC Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the NMC Servicer, or in any material impairment of the right or ability of the NMC Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the NMC Servicer contemplated herein, or which would materially impair the ability of the NMC Servicer to perform under the terms of this Agreement.

                  (v) The NMC Servicer is working to modify its computer and other systems used in servicing the Mortgage Loans to operate in a manner such that, on and after January 1, 2000, the NMC Servicer can service the Mortgage Loans in accordance with the terms of this Agreement.

               The representations and warranties made or assigned pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

               Section 2.04 Representations, Warranties and Covenants of the BA Servicer.

               The BA Servicer hereby makes the following representations and warranties to the Depositor and the Trustee, as of the Closing Date:

                  (i) The BA Servicer is a federal  savings bank duly organized, validly existing, and in good standing under the federal laws of the United States of America and has all licenses necessary to carry on its business as now being conducted and is licensed, qualified and in good standing in each of the states where a Mortgaged Property is located if the laws of such state require licensing or qualification in order to conduct business of the type conducted by the BA Servicer. The BA Servicer has power and authority to execute and deliver this Agreement and to perform in accordance herewith; the execution, delivery and performance of this Agreement (including all instruments of transfer to be delivered pursuant to this Agreement) by the BA Servicer and the consummation of the transactions contemplated hereby have been duly and validly authorized. This Agreement, assuming due authorization, execution and delivery by the other parties hereto, evidences the valid, binding and enforceable obligation of the BA Servicer, subject to applicable law except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law. All requisite corporate action has been taken by the BA Servicer to make this Agreement valid and binding upon the BA Servicer in accordance with its terms.

                  (ii) No consent, approval, authorization or order is required for the transactions contemplated by this Agreement from any court, governmental agency or body, or federal or state regulatory authority having jurisdiction over the BA Servicer is required or, if required, such consent, approval, authorization or order has been or will, prior to the Closing Date, be obtained.

                  (iii) The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the BA Servicer and will not result in the breach of any term or provision of the charter or by-laws of the BA Servicer or result in the breach of any term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any agreement, indenture or loan or credit agreement or other instrument to which the BA Servicer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the BA Servicer or its property is subject.

                  (iv) There is no action, suit, proceeding or investigation pending or, to the best knowledge of the BA Servicer, threatened against the BA Servicer which, either individually or in the aggregate, would result in any material adverse change in the business, operations, financial condition, properties or assets of the BA Servicer, or in any material impairment of the right or ability of the BA Servicer to carry on its business substantially as now conducted or which would draw into question the validity of this Agreement or the Mortgage Loans or of any action taken or to be taken in connection with the obligations of the BA Servicer contemplated herein, or which would materially impair the ability of the BA Servicer to perform under the terms of this Agreement.

                  (v) The BA Servicer is working to modify its computer and other systems used in servicing the Mortgage Loans to operate in a manner such that, on and after January 1, 2000, the BA Servicer can service the Mortgage Loans in accordance with the terms of this Agreement.

               The  representations and warranties made pursuant to this Section
2.04 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

               Section 2.05 Representations and Warranties of the Depositor as to the Mortgage Loans.

               The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans or each Mortgage Loan, as the case may be, as of the date hereof or such other date set forth herein that as of the Closing Date:

                  (i) The information set forth in the Mortgage Loan Schedule is true and correct in all material respects.

                  (ii) There are no delinquent taxes, ground rents, governmental assessments, insurance premiums, leasehold payments, including assessments payable in future installments or other outstanding charges affecting the lien priority of the related Mortgaged Property.

                  (iii) The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Trustee; the substance of any such waiver, alteration or modification has been approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule. No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the insurer under the Primary Mortgage Insurance Policy, if any, the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Trustee.

                  (iv) The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render either the Mortgage Note or the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto.

                  (v) All buildings upon the Mortgaged Property are insured by an insurer generally acceptable to prudent mortgage lending institutions against loss by fire, hazards of extended coverage and such other hazards as are customary in the area the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of Customary Servicing Procedures and this Agreement. All such insurance policies contain a standard mortgagee clause naming the originator of the Mortgage Loan, its successors and assigns as mortgagee and all premiums thereon have been paid. If the Mortgaged Property is in an area identified on a flood hazard map or flood insurance rate map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of FNMA or FHLMC. The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor's cost and expense, and on the Mortgagor's failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

                  (vi) Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protections, equal credit opportunity or disclosure laws applicable to the origination and servicing of Mortgage Loan have been complied with.

                  (vii)  The   Mortgage  has  not  been   satisfied,   canceled,
        subordinated or rescinded, in whole or in part (other than as to Principal Prepayments in full which may have been received prior to the Closing Date), and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release.

                  (viii) The Mortgage is a valid, existing and enforceable first lien on the Mortgaged Property, including all improvements on the Mortgaged Property subject only to (A) the lien of current real property taxes and assessments not yet due and payable, (B) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording being acceptable to mortgage lending institutions generally and specifically referred to in the lender's title insurance policy delivered to the originator of the Mortgage Loan and which do not adversely affect the Appraised Value of the Mortgaged Property, (C) if the Mortgaged Property consists of Co-op Shares, any lien for amounts due to the cooperative housing corporation for unpaid assessments or charges or any lien of any assignment of rents or maintenance expenses secured by the real property owned by the cooperative housing corporation, and (D) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, existing and enforceable first lien and first priority security interest on the property described therein and the Depositor has the full right to sell and assign the same to the Trustee.

                  (ix) The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms except as enforceability may be limited by (A) bankruptcy, insolvency, liquidation, receivership, moratorium, reorganization or other similar laws affecting the enforcement of the rights of creditors and (B) general principles of equity, whether enforcement is sought in a proceeding in equity or at law.

                  (x) All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.

                  (xi) The proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage.

                  (xii) To the best of the Depositor's knowledge, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable "doing business" and licensing requirements of the laws of the state wherein the Mortgaged Property is located.

                  (xiii) The Mortgage Loan is covered by an ALTA lender's title insurance policy, acceptable to FNMA or FHLMC, issued by a title insurer acceptable to FNMA or FHLMC and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring (subject to the exceptions contained in (viii)(A) and (B) above) the Seller, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan. The Depositor is the sole insured of such lender's title insurance policy, and such lender's title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement. No claims have been made under such lender's title insurance policy, and the Depositor has not done, by act or omission, anything which would impair the coverage of such lender's title insurance policy.

                  (xiv) There is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration, and the Seller has not waived any default, breach, violation or event of acceleration.

                  (xv) As of the date of origination of the Mortgage Loan, there had been no mechanics' or similar liens or claims filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the relating Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage.

                  (xvi) All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

                  (xvii) The Mortgage Loan was originated by a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved by the Secretary of HUD.

                  (xviii) Principal payments on the Mortgage Loan commenced no more than sixty days after the proceeds of the Mortgaged Loan were disbursed. The Mortgage Loans are 30-year fixed rate mortgage loans having an original term to maturity of not more than 30 years, with interest payable in arrears on the first day of the month. Each Mortgage Note requires a monthly payment which is sufficient to fully amortize the original principal balance over the original term thereof and to pay interest at the related Mortgage Interest Rate. The Mortgage Note does not permit negative amortization.

                  (xix) There is no proceeding pending or, to the Depositor's knowledge, threatened for the total or partial condemnation of the Mortgaged Property and such property is in good repair and is undamaged by waste, fire, earthquake or earth movement, windstorm, flood, tornado or other casualty, so as to affect adversely the value of the Mortgaged Property as security for the Mortgage Loan or the use for which the premises were intended.

                  (xx) The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including (A) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (B) otherwise by judicial foreclosure. To the best of the Depositor's knowledge, following the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws. There is no homestead or other exemption or right available to the Mortgagor or any other person which would interfere with the right to sell the Mortgaged Property at a trustee's sale or the right to foreclose the Mortgage.

                  (xxi) The Mortgage Note and Mortgage are on forms acceptable to FNMA or FHLMC.

                  (xxii) The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to in (viii) above.

                  (xxiii) The Mortgage File contains an appraisal of the related Mortgaged Property, in a form acceptable to FNMA or FHLMC and such appraisal complies with the requirements of FIRREA, and was made and signed, prior to the approval of the Mortgage Loan application, by a Qualified Appraiser.

                  (xxiv) In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Trustee to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

                  (xxv) No Mortgage Loan is a graduated payment mortgage loan, no Mortgage Loan has a shared appreciation or other contingent interest feature, and no Mortgage Loan contains any "buydown" provision.

                  (xxvi) The Mortgagor has received all disclosure materials required by applicable law with respect to the making of mortgage loans of the same type as the Mortgage Loan and rescission materials required by applicable law if the Mortgage Loan is a Refinance Mortgage Loan.

                  (xxvii) Each Mortgage Loan with a Loan-to-Value Ratio at origination in excess of 80% will be subject to a Primary Mortgage Insurance Policy, issued by an insurer acceptable to FNMA or FHLMC, which insures that portion of the Mortgage Loan in excess of the portion of the Appraised Value of the Mortgaged Property required by FNMA. All provisions of such Primary Mortgage Insurance Policy have been and are being complied with, such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Mortgage Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith at least until Loan-to-Value Ratio of such Mortgage Loan is reduced to less than 80%. The Mortgage Interest Rate for the Mortgage Loan does not include any such insurance premium.

                  (xxviii) To the best of the Depositor's knowledge as of the date of origination of the Mortgage Loan, (A) the Mortgaged Property is lawfully occupied under applicable law, (B) all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities and (C) no improvement located on or part of the Mortgaged Property is in violation of any zoning law or regulation.

                  (xxix) The Assignment of Mortgage (except with respect to any Mortgage that has been recorded in the name of MERS or its designee) is in recordable form and is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.

                  (xxx) All payments required to be made prior to the Cut-Off Date for such Mortgage Loan under the terms of the Mortgage Note have been made and no Mortgage Loan has been more than 30 days delinquent more than once in the twelve month period immediately prior to the Cut-Off Date.

                  (xxxi) With respect to each Mortgage Loan, the Depositor or Servicer is in possession of a complete Mortgage File except for the documents which have been delivered to the Trustee or which have been submitted for recording and not yet returned.

                  (xxxii) Immediately prior to the transfer and assignment contemplated herein, the Depositor was the sole owner and holder of the Mortgage Loans. The Mortgage Loans were not assigned or pledged by the Depositor and the Depositor had good and marketable title thereto, and the Depositor had full right to transfer and sell the Mortgage Loans to the Trustee free and clear of any encumbrance, participation interest, lien, equity, pledge, claim or security interest and had full right and authority subject to no interest or participation in, or agreement with any other party to sell or otherwise transfer the Mortgage Loans.

                  (xxxiii) Any future advances made prior to the Cut-Off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term. The lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee's consolidated interest or by other title evidence acceptable to FNMA and FHLMC. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan.

                  (xxxiv) The Mortgage Loan was underwritten in accordance with the applicable Underwriting Guidelines in effect at the time of origination with exceptions thereto exercised in a reasonable manner.

                  (xxxv) If the Mortgage Loan is secured by a long-term residential lease, (1) the lessor under the lease holds a fee simple interest in the land; (2) the terms of such lease expressly permit the mortgaging of the leasehold estate, the assignment of the lease without the lessor's consent and the acquisition by the holder of the Mortgage of the rights of the lessee upon foreclosure or assignment in lieu of foreclosure or provide the holder of the Mortgage with substantially similar protections; (3) the terms of such lease do not (a) allow the termination thereof upon the lessee's default without the holder of the Mortgage being entitled to receive written notice of, and opportunity to cure, such default, (b) allow the termination of the lease in the event of damage or destruction as long as the Mortgage is in existence, (c) prohibit the holder of the Mortgage from being insured (or receiving proceeds of insurance) under the hazard insurance policy or policies relating to the Mortgaged Property or (d) permit any increase in the rent other than pre-established increases set forth in the lease; (4) the original term of such lease in not less than 15 years; (5) the term of such lease does not terminate earlier than five years after the maturity date of the Mortgage Note; and (6) the Mortgaged Property is located in a jurisdiction in which the use of leasehold estates in transferring ownership in residential properties is a widely accepted practice.

                  (xxxvi) The Mortgaged Property is located in the state identified in the Mortgage Loan Schedule and consists of a parcel of real property with a detached single family residence erected thereon, or a two- to four-family dwelling, or an individual condominium unit, or an individual unit in a planned unit development, or, in the case of Mortgage Loans secured by Co-op Shares, leases or occupancy agreements; provided, however, that any condominium project or planned unit development generally conforms with the applicable Underwriting Guidelines regarding such dwellings, and no residence or dwelling is a mobile home or a manufactured dwelling.

                  (xxxvii) The Depositor used no adverse selection procedures in selecting the Mortgage Loan for inclusion in the Trust Estate.

                  (xxxviii) Each Mortgage Loan is a "qualified  mortgage" within
        Section 860G(a)(3) of the Code.

                  (xxxix) With respect to each Mortgage where a lost note affidavit has been delivered to the Trustee in place of the related Mortgage Note, the related Mortgage Note is no longer in existence.

               Notwithstanding the foregoing, no representations or warranties are made by the Depositor as to the environmental condition of any Mortgaged Property; the absence, presence or effect of hazardous wastes or hazardous substances on any Mortgaged Property; any casualty resulting from the presence or effect of hazardous wastes or hazardous substances on, near or emanating from any Mortgaged Property; the impact on Certificateholders of any environmental condition or presence of any hazardous substance on or near any Mortgaged Property; or the compliance of any Mortgaged Property with any environmental laws, nor is any agent, Person or entity otherwise affiliated with the Depositor authorized or able to make any such representation, warranty or assumption of liability relative to any Mortgaged Property. In addition, no representations or warranties are made by the Depositor with respect to the absence or effect of fraud in the origination of any Mortgage Loan.

               It is understood and agreed that the representations and warranties set forth in this Section 2.05 shall survive delivery of the respective Mortgage Files to the Trustee or the Custodian and shall inure to the benefit of the Trustee, notwithstanding any restrictive or qualified endorsement or assignment.

               Upon discovery by either the Depositor, either Servicer, the Trustee or the Custodian that any of the representations and warranties set forth in this Section 2.05 is not accurate (referred to herein as a "breach") and that such breach materially and adversely affects the interests of the Certificateholders in the related Mortgage Loan, the party discovering such breach shall give prompt written notice to the other parties (any Custodian being so obligated under a Custodial Agreement); provided, that any such breach that causes the Mortgage Loan not to be a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code shall be deemed to materially and adversely affect the interests of the Certificateholders. Within 90 days of its discovery or its receipt of notice of any such breach, the Depositor shall cure such breach in all material respects or shall either (i) repurchase the Mortgage Loan or any property acquired in respect thereof from the Trustee at a price equal to the Repurchase Price or (ii) if within two years of the Closing Date, substitute for such Mortgage Loan in the manner described in Section 2.02; provided that if the breach would cause the Mortgage Loan to be other than a "qualified mortgage" as defined in Section 860G(a)(3) of the Code, any such repurchase or substitution must occur within 90 days from the date the breach was discovered. The Repurchase Price of any repurchase described in this paragraph and the Substitution Adjustment Amount, if any, shall be deposited in the Certificate Account. It is understood and agreed that the obligation of the Depositor to repurchase or substitute for any Mortgage Loan or Mortgaged Property as to which such a breach has occurred and is continuing shall constitute the sole remedy respecting such breach available to Certificateholders, or to the Trustee on behalf of Certificateholders, and such obligation shall survive until termination of the Trust hereunder.

               Section 2.06 Designation of Interests in the REMIC. The Depositor hereby designates the Classes of Class A Certificates (other than the Class A-R Certificate) and the Classes of Class B Certificates as classes of "regular interests" and the Class A-R Certificate as the single class of "residual interest" in the REMIC for the purposes of Code Sections 860G(a)(1) and 860G(a)(2), respectively.

               Section 2.07 Designation of Start-up Day. The Closing Date is hereby designated as the "start-up day" of the REMIC within the meaning of
Section 860G(a)(9) of the Code.

               Section 2.08 REMIC Certificate Maturity Date. Solely for purposes of satisfying Section 1.860G-1(a)(4)(iii) of the Treasury Regulations, the "latest possible maturity date" of the regular interests in the REMIC is July 25, 2029.

               Section 2.09 Execution and Delivery of Certificates. The Trustee has executed and delivered to or upon the order of the Depositor, in exchange for the Mortgage Loans together with all other assets included in the definition of "Trust Estate," receipt of which is hereby acknowledged, Certificates in authorized denominations which evidence ownership of the entire Trust Estate.


                                   ARTICLE III

                          ADMINISTRATION AND SERVICING
                                OF MORTGAGE LOANS

               Section 3.01 Servicers to Service Mortgage Loans. For and on behalf of the Certificateholders, the NMC Servicer shall service and administer the NMC Mortgage Loans and the BA Servicer shall service and administer the BA Mortgage Loans, each in accordance with the terms of this Agreement, Customary Servicing Procedures, applicable law and the terms of the Mortgage Notes and Mortgages. In connection with such servicing and administration, each Servicer shall have full power and authority, acting alone and/or through Subservicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration including, but not limited to, the power and authority, subject to the terms hereof, (a) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (b) to consent, with respect to the Mortgage Loans it services, to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement),
(c) to collect any Insurance Proceeds and other Liquidation Proceeds relating to the Mortgage Loans it services, and (d) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan it services. Each Servicer shall represent and protect the interests of the Trust in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan, except as provided pursuant to Section 3.21. Without limiting the generality of the foregoing, each Servicer, in its own name or in the name of any Subservicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when such Servicer or any Subservicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans it services, and with respect to the related Mortgaged Properties held for the benefit of the Certificateholders. Each Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable such Servicer to service and administer the Mortgage Loans it services to the extent that such Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee, upon the direction of the related Servicer, shall promptly execute such documents and deliver them to the related Servicer.

               In accordance with the standards of the preceding paragraph, each Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties relating to the Mortgage Loans it services, which Servicing Advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Servicers, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

               The relationship of each Servicer (and of any successor to either Servicer as servicer under this Agreement) to the Trustee under this Agreement is intended by the parties to be that of an independent contractor and not that of a joint venturer, partner or agent.

               Section 3.02 Subservicing; Enforcement of the Obligations of Servicers.

               (a) Either Servicer may arrange for the subservicing of any Mortgage Loan it services by a Subservicer pursuant to a Subservicing Agreement; provided, however, that such subservicing arrangement and the terms of the related Subservicing Agreement must provide for the servicing of such Mortgage Loan in a manner consistent with the servicing arrangements contemplated hereunder. Notwithstanding the provisions of any Subservicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between a Servicer and a Subservicer or reference to actions taken through a Subservicer or otherwise, such Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans it services in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such Subservicing Agreements or arrangements or by virtue of indemnification from the Subservicer and to the same extent and under the same terms and conditions as if such Servicer alone were servicing and administering those Mortgage Loans. All actions of each Subservicer performed pursuant to the related Subservicing Agreement shall be performed as agent of the related Servicer with the same force and effect as if performed directly by such Servicer.

               (b) For purposes of this Agreement, each Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans it services that are received by a Subservicer regardless of whether such payments are remitted by the Subservicer to such Servicer.

               (c) As part of its servicing activities hereunder, each Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Subservicer engaged by such Servicer under the related Subservicing Agreement, to the extent that the non-performance of any such obligation would have a material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Subservicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the related Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The related Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

               (d) Any Subservicing Agreement entered into by a Servicer shall provide that it may be assumed or terminated by the Trustee, if the Trustee has assumed the duties of such Servicer, or any successor Servicer, at the Trustee's or successor Servicer's option, as applicable, without cost or obligation to the assuming or terminating party or the Trust Estate, upon the assumption by such party of the obligations of such Servicer pursuant to Section 8.05.

               Any Subservicing Agreement, and any other transactions or services relating to the Mortgage Loans involving a Subservicer, shall be deemed to be between the related Servicer and such Subservicer alone, and the Trustee and the Certificateholders shall not be deemed parties thereto and shall have no claims or rights of action against, rights, obligations, duties or liabilities to or with respect to the Subservicer or its officers, directors or employees, except as set forth in Section 3.01.

               Section 3.03  Fidelity Bond; Errors and Omissions Insurance.

               Each Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the Mortgage Loans it services. These policies must insure such Servicer against losses resulting from dishonest or fraudulent acts committed by such Servicer's personnel, any employees of outside firms that provide data processing services for such Servicer, and temporary contract employees or student interns. Such fidelity bond shall also protect and insure such Servicer against losses in connection with the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby. No provision of this Section 3.03 requiring such fidelity bond and errors and omissions insurance shall diminish or relieve such Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA in the FNMA Servicing Guide or by FHLMC in the FHLMC Sellers' & Servicers' Guide, as amended or restated from time to time, or in an amount as may be permitted to such Servicer by express waiver of FNMA or FHLMC.

               Section 3.04  Access to Certain Documentation.

               Each Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation required by applicable regulations of the OTS and the FDIC with respect to the Mortgage Loans serviced by such Servicer. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by such Servicer. Nothing in this Section 3.04 shall limit the obligation of such Servicer to observe any applicable law and the failure of such Servicer to provide access as provided in this Section 3.04 as a result of such obligation shall not constitute a breach of this Section 3.04.

               Section 3.05 Maintenance of Primary Mortgage Insurance Policy; Claims.

               With respect to each Mortgage Loan with a Loan-to-Value Ratio in excess of 80% or such other Loan-to-Value Ratio as may be required by law, the Servicer responsible for servicing such Mortgage Loan shall, without any cost to the Trust Estate, maintain or cause the Mortgagor to maintain in full force and effect a Primary Insurance Policy insuring that portion of the Mortgage Loan in excess of a percentage in conformity with FNMA requirements. The related Servicer shall pay or shall cause the Mortgagor to pay the premium thereon on a timely basis, at least until the Loan-to-Value Ratio of such Mortgage Loan is reduced to 80% or such other Loan-to-Value Ratio as may be required by law. If such Primary Insurance Policy is terminated, the related Servicer shall obtain from another insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Primary Insurance Policy. If the insurer shall cease to be an insurer acceptable to FNMA, the related Servicer shall notify the Trustee in writing, it being understood that such Servicer shall not have any responsibility or liability for any failure to recover under the Primary Insurance Policy for such reason. If such Servicer determines that recoveries under the Primary Insurance Policy are jeopardized by the financial condition of the insurer, such Servicer shall obtain from another insurer which meets the requirements of this Section 3.05 a replacement insurance policy. A Servicer shall not take any action that would result in noncoverage under any applicable Primary Insurance Policy of any loss that, but for the actions of such Servicer, would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.13, the related Servicer shall promptly notify the insurer under the related Primary Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Primary Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Primary Insurance Policy. If such Primary Insurance Policy is terminated as a result of such assumption or substitution of liability, the related Servicer shall obtain a replacement Primary Insurance Policy as provided above.

               In connection with its activities as servicer, each Servicer agrees to prepare and present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policy in a timely fashion in accordance with the terms of such Primary Insurance Policy and, in this regard, to take such action as shall be necessary to permit recovery under any Primary Insurance Policy respecting a defaulted Mortgage Loan serviced by such Servicer. Pursuant to Section 3.09(a), any amounts collected by a Servicer under any Primary Insurance Policy shall be deposited in the related Escrow Account, subject to withdrawal pursuant to Section 3.09(b).

               Section 3.06 Rights of the  Depositor  and the Trustee in Respect
                            of the Servicers.

               The  Depositor   may,  but  is  not  obligated  to,  enforce  the
obligations of each Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of either Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of such Servicer hereunder; provided that a Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by a Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of a Servicer hereunder or otherwise.

               Any Subservicing Agreement that may be entered into and any transactions or services relating to the Mortgage Loans involving a Subservicer in its capacity as such shall be deemed to be between the Subservicer and the applicable Servicer alone, and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Subservicer except as set forth in Section 3.07. Each Servicer shall be solely liable for all fees owed by it to any Subservicer, irrespective of whether each Servicer's compensation pursuant to this Agreement is sufficient to pay such fees.

               Section 3.07  Trustee to Act as Servicer.

               If either Servicer shall for any reason no longer be a Servicer hereunder (including by reason of an Event of Default), the Trustee shall thereupon assume, if it so elects, or shall appoint a successor Servicer to assume, all of the rights and obligations of such Servicer hereunder arising thereafter (except that the Trustee shall not be (a) liable for losses of such Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Servicer hereunder, (b) obligated to make Advances if it is prohibited from doing so by applicable law or (c) deemed to have made any representations and warranties of such Servicer hereunder). Any such assumption shall be subject to
Section 7.02. If either Servicer shall for any reason no longer be a Servicer (including by reason of any Event of Default), the Trustee or the successor Servicer may elect to succeed to any rights and obligations of such Servicer under each Subservicing Agreement or may terminate each Subservicing Agreement. If it has elected to assume the Subservicing Agreement, the Trustee or the successor Servicer shall be deemed to have assumed all of the related Servicer's interest therein and to have replaced such Servicer as a party to any Subservicing Agreement entered into by such Servicer as contemplated by Section
3.02 to the same extent as if the Subservicing Agreement had been assigned to the assuming party except that such Servicer shall not be relieved of any liability or obligations under any such Subservicing Agreement.

               Each Servicer that is no longer a Servicer hereunder shall, upon request of the Trustee, but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of such substitute Subservicing Agreement to the assuming party.

               Section 3.08 Collection of Mortgage Loan Payments; Servicer Custodial Accounts; Certificate Account;
                              and Class A-16 Reserve Fund.

               (a) Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, each Servicer will proceed diligently, in accordance with this Agreement, to collect all payments due under each of the Mortgage Loans it services when the same shall become due and payable. Further, each Servicer will in accordance with all applicable law and Customary Servicing Procedures ascertain and estimate taxes, assessments, fire and hazard insurance premiums, mortgage insurance premiums and all other charges with respect to the Mortgage Loans it services that, as provided in any Mortgage, will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, either Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan it services and
(ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however, that a Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-Off Date. In the event of any such arrangement, the Servicer permitting such arrangement shall make Periodic Advances on the related Mortgage Loan in accordance with the provisions of Section 3.20 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. A Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

               (b) The NMC Servicer shall establish and maintain the NMC Servicer Custodial Account. The BA Servicer shall establish and maintain the BA Servicer Custodial Account. The NMC Servicer shall deposit or cause to be deposited into the NMC Servicer Custodial Account and the BA Servicer shall deposit or cause to be deposited into the BA Servicer Custodial Account, both on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Subservicers or received by such Servicer in respect of Mortgage Loans it services subsequent to the Cut-Off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-Off Date) and the following amounts required to be deposited hereunder with respect to the Mortgage Loans it services:

                  (i) all payments on account of principal of such Mortgage Loans, including Principal Prepayments;

                  (ii) all payments on account of interest on such Mortgage Loans, net of the Servicing Fee;

                  (iii) (A) all Insurance Proceeds and Liquidation Proceeds, other than Insurance Proceeds to be (1) applied to the restoration or repair of the Mortgaged Property, (2) released to the Mortgagor in accordance with Customary Servicing Procedures or (3) required to be deposited to an Escrow Account pursuant to Section 3.09(a) and (B) any Insurance Proceeds released from an Escrow Account pursuant to Section 3.09(b)(iv);

                  (iv) any amount required to be deposited by such Servicer pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to such Servicer Custodial Account;

                  (v) any amounts required to be deposited by such Servicer pursuant to Section 3.14;

                  (vi) all Repurchase Prices and all Substitution Adjustment Amounts received by such Servicer;

                  (vii)  Periodic  Advances  made by such  Servicer  pursuant to
        Section 3.20 and any payments of Compensating Interest; and

                  (viii) any other amounts required to be deposited hereunder.

               The foregoing requirements for deposits to the Servicer Custodial Accounts by the Servicers shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be deposited by the Servicers. If a Servicer shall deposit in the related Servicer Custodial Account any amount not required to be deposited, it may at any time withdraw or direct the institution maintaining such Servicer Custodial Account to withdraw such amount from such Servicer Custodial Account, any provision herein to the contrary notwithstanding. Each Servicer Custodial Account may contain funds that belong to one or more trust funds created for mortgage pass-through certificates of other series and may contain other funds respecting payments on mortgage loans belonging to the applicable Servicer or serviced by such Servicer on behalf of others. Notwithstanding such commingling of funds, each Servicer shall keep records that accurately reflect the funds on deposit in the applicable Servicer Custodial Account that have been identified by it as being attributable to the Mortgage Loans it services. Each Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3.08. All funds required to be deposited in a Servicer Custodial Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.11.

               (c) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Certificate Account. The Trustee shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

                  (i) the aggregate amount remitted by each Servicer to the Trustee pursuant to Section 3.11(a)(viii);

                  (ii) any amount paid by the Trustee pursuant to Section 3.08(d) in connection with any losses on Permitted Investments with respect to the Certificate Account;

                  (iii) the Class A-16 Reserve Amount, if any, for each Distribution Date; and

                  (iv) any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

               If a Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Certificate Account. All funds required to be deposited in the Certificate Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Certificate Account at the direction of a Servicer.

               (d)  Each   institution  at  which  either  Servicer  Custodial
Account or the Certificate Account is maintained shall invest the funds therein as directed in writing by the NMC Servicer (with respect to the NMC Servicer Custodial Account), the BA Servicer (with respect to the BA Servicer Custodial Account) or the Trustee (with respect to the Certificate Account) in Permitted Investments, which shall mature not later than (i) in the case of either
Servicer Custodial Account, the Business Day next preceding the related Remittance Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Remittance Date) and (ii) in the case of the Certificate Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain (net of any losses) realized from any such investment of funds on deposit in the NMC Servicer Custodial Account shall be for the benefit of the NMC Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the BA Servicer Custodial Account shall be for the benefit of the BA Servicer as servicing compensation and shall be retained by it monthly as provided herein. All income or gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trustee as additional compensation and shall be retained by it monthly as provided herein. The amount of any losses realized in the NMC Servicer Custodial Account, the BA Servicer Custodial Account or the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the NMC Servicer in the NMC Servicer Custodial Account, the BA Servicer in the BA Servicer Custodial Account or by the Trustee in the Certificate Account, as applicable.

               (e) A Servicer shall give notice to the Trustee of any proposed change of the location of the Servicer Custodial Account maintained by such Servicer not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Servicers, each Rating
Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The creation of any Servicer Custodial Account shall be evidenced by a certification substantially in the form of Exhibit F hereto. A copy of such certification shall be furnished to the Trustee.

               (f)The Trustee shall establish and maintain, on behalf of the Certificateholders, the Class A-16 Reserve Fund. The Class A-16 Reserve Fund shall be established on the Closing Date with funds remitted by the Depositor to the Trustee in the amount of $16,650. On each of the first twelve Distribution Dates, the Trustee shall withdraw from the Class A-16 Reserve Fund and deposit into the Certificate Account the Class A-16 Reserve Amount. Notwithstanding the definition of "Eligible Account," funds on deposit in the Class A-16 Reserve Fund shall not be invested. Amounts remaining in the Class A-16 Reserve Fund after the withdrawal of the Class A-16 Reserve Amount on the 12th Distribution Date shall be remitted to the Holder of the Class A-R Certificate.

               Section 3.09 Collection of Taxes, Assessments and Similar Items; Escrow Accounts.

               (a) To the extent required by the related Mortgage Note and not violative of current law, each Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan serviced by such Servicer which constitute Escrow Payments in trust separate and apart from any of its own funds and general assets and for such purpose shall establish and maintain one or more escrow accounts (collectively, the "Escrow Account"), titled "[Insert name of Servicer], in trust for registered holders of Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, Series 1999-7 and various Mortgagors." The Escrow Account shall be established with a commercial bank, a savings bank or a savings and loan association that meets the guidelines set forth by FNMA or FHLMC as an eligible institution for escrow accounts and which is a member of the Automated Clearing House. In any case, the Escrow Account shall be insured by the FDIC to the fullest extent permitted by law. Each Servicer shall deposit in the appropriate Escrow Account on a daily basis, and retain therein: (i) all Escrow Payments collected on account of the Mortgage Loans serviced by such Servicer, (ii) all amounts representing proceeds of any hazard insurance policy which are to be applied to the restoration or repair of any related Mortgaged Property and (iii) all amounts representing proceeds of any Primary Insurance Policy. Nothing herein shall require either Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

               (b) Withdrawals of amounts so collected from the Escrow Accounts may be made by the related Servicer only (i) to effect timely payment of taxes, assessments, mortgage insurance premiums, fire and hazard insurance premiums, condominium or PUD association dues, or comparable items constituting Escrow Payments for the related Mortgage, (ii) to reimburse such Servicer out of related Escrow Payments made with respect to a Mortgage Loan for any Servicing Advance made by such Servicer pursuant to Section 3.09(c) with respect to such Mortgage Loan, (iii) to refund to any Mortgagor any sums determined to be overages, (iv) for transfer to the related Servicer Custodial Account upon default of a Mortgagor or in accordance with the terms of the related Mortgage Loan and if permitted by applicable law, (v) for application to restore or repair the Mortgaged Property, (vi) to pay to the Mortgagor, to the extent required by law, any interest paid on the funds deposited in the Escrow Account,
(vii) to pay to itself any interest earned on funds deposited in the Escrow Account (and not required to be paid to the Mortgagor), (viii) to the extent permitted under the terms of the related Mortgage Note and applicable law, to pay late fees with respect to any Monthly Payment which is received after the applicable grace period, (ix) to withdraw suspense payments that are deposited into the Escrow Account, (x) to withdraw any amounts inadvertently deposited in the Escrow Account or (xi) to clear and terminate the Escrow Account upon the termination of this Agreement in accordance with Section 10.01. Any Escrow Account shall not be a part of the Trust Estate.

               (c) With respect to each Mortgage Loan it services, each Servicer shall maintain accurate records reflecting the status of taxes, assessments and other charges which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage. Each Servicer shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account, if any, which shall have been estimated and accumulated by such Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage. To the extent that a Mortgage does not provide for Escrow Payments, the related Servicer shall determine that any such payments are made by the Mortgagor. The related Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of each Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments. The related Servicer shall advance any such payments that are not timely paid, but such Servicer shall be required so to advance only to the extent that such Servicing Advances, in the good faith judgment of such Servicer, will be recoverable by such Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

               Section 3.10 Access to Certain Documentation and Information Regarding the Mortgage Loans.

               Each Servicer shall afford the Trustee reasonable access to all records and documentation regarding the Mortgage Loans serviced by said Servicer and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the applicable Servicer.

               Upon reasonable advance notice in writing, each Servicer will provide to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans serviced by such Servicer sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that such Servicer shall be entitled to be reimbursed by each such Certificateholder for actual expenses incurred by such Servicer in providing such reports and access.

               Section 3.11 Permitted Withdrawals from the Servicer Custodial Accounts and Certificate Account.

               (a) The NMC Servicer may from time to time make withdrawals from the NMC Servicer Custodial Account, and the BA Servicer may from time to time make withdrawals from the BA Servicer Custodial Account, for the following purposes:

                  (i) to pay to the related Servicer (to the extent not previously retained), the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the related Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to the related Servicer Custodial Account;

                  (ii) to reimburse the related Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this clause
        (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

                  (iii) to reimburse the related Servicer for any Nonrecoverable Advance previously made;

                  (iv) to reimburse the related Servicer for Insured Expenses from the related Insurance Proceeds;

                  (v) to pay to the purchaser, with respect to each Mortgage Loan or REO Property that has been purchased pursuant to Section 2.02 or 2.05, all amounts received thereon after the date of such purchase;

                  (vi) to reimburse the related Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 7.03;

                  (vii) to withdraw any amount deposited in the related Servicer Custodial Account and not required to be deposited therein;

                  (viii) on or prior to the Remittance Date, to withdraw an amount equal to the related Pool Distribution Amount, the related Trustee Fee and any other amounts due to the Trustee under this Agreement for such Distribution Date, to the extent on deposit, and remit such amount in immediately available funds to the Trustee for deposit in the Certificate Account; and

                  (ix) to clear and terminate the related Servicer Custodial Account upon termination of this Agreement pursuant to Section 10.01.

               Each Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the related Servicer Custodial Account pursuant to clauses (i),
(ii), (iv) and (v). Prior to making any withdrawal from the related Servicer Custodial Account pursuant to clause (iii), each Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by such Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

               (b) The Trustee shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement. In addition, the Trustee may from time to time make withdrawals from the Certificate Account for the following purposes:

                  (i) to pay to itself the Trustee Fee and any other amounts due to the Trustee under this Agreement for the related Distribution Date;

                  (ii) to pay to itself as additional compensation earnings on or investment income with respect to funds in the Certificate Account;

                  (iii) to withdraw and return to the related Servicer any amount deposited in the Certificate Account and not required to be deposited therein; and

                  (iv) to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 10.01.

               Section 3.12  Maintenance of Hazard Insurance.

               Each Servicer shall cause to be maintained for each Mortgage Loan serviced by such Servicer fire and hazard insurance with extended coverage customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (a) the full insurable value of the Mortgaged Property or (b) the greater of (i) the outstanding principal balance owing on the Mortgage Loan and (ii) an amount such that the proceeds of such insurance shall be sufficient to avoid the application to the Mortgagor or loss payee of any coinsurance clause under the policy. If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) the related Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration and the requirements of FNMA or FHLMC. Each Servicer shall also maintain on REO Property serviced by such Servicer, fire and hazard insurance with extended coverage in an amount which is at least equal to the maximum insurable value of the improvements which are a part of such property, liability insurance and, to the extent required, flood insurance in an amount required above. Any amounts collected by a Servicer under any such policies (other than amounts to be deposited in an Escrow Account and applied to the restoration or repair of the property subject to the related Mortgage or property acquired in liquidation of the Mortgage Loan, or to be released to the Mortgagor in accordance with Customary Servicing Procedures) shall be deposited in the related Servicer Custodial Account, subject to withdrawal pursuant to Section 3.11(a). It is understood and agreed that no earthquake or other additional insurance need be required by a Servicer of any Mortgagor or maintained on REO Property, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. All policies required hereunder shall be endorsed with standard mortgagee clauses with loss payable to the related Servicer, and shall provide for at least 30 days prior written notice of any cancellation, reduction in amount or material change in coverage to such Servicer.

               The hazard insurance policies for each Mortgage Loan secured by a unit in a condominium development or planned unit development shall be maintained with respect to such Mortgage Loan and the related development in a manner which is consistent with FNMA requirements.

               Notwithstanding the foregoing, either Servicer may maintain a blanket policy insuring against hazard losses on all of the Mortgaged Properties relating to the Mortgage Loans serviced by such Servicer in lieu of maintaining the required hazard insurance policies for each Mortgage Loan and may maintain a blanket policy insuring against special flood hazards in lieu of maintaining any required flood insurance. Any such blanket policies shall (A) be consistent with prudent industry standards, (B) name the related Servicer as loss payee, (C) provide coverage in an amount equal to the aggregate unpaid principal balance on the related Mortgage Loans without co-insurance, and (D) otherwise comply with the requirements of this Section 3.12. Any such blanket policy may contain a deductible clause; provided that if any Mortgaged Property is not covered by a separate policy otherwise complying with this Section 3.12 and a loss occurs with respect to such Mortgaged Property which loss would have been covered by such a policy, the related Servicer shall deposit in the related Servicer Custodial Account the difference, if any, between the amount that would have been payable under a separate policy complying with Section 3.12 and the amount paid under such blanket policy.

               Section 3.13  Enforcement of Due-On-Sale Clauses;
                             Assumption Agreements.

               (a) Except as otherwise provided in this Section 3.13, when any Mortgaged Property subject to a Mortgage has been conveyed by the Mortgagor, the related Servicer shall use reasonable efforts, to the extent that it has actual knowledge of such conveyance, to enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, a Servicer is not required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise required under such Mortgage Note or Mortgage as a condition to such transfer. If (i) the related Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected, (iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the related Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the Person to whom such Mortgaged Property has been or is about to be conveyed, pursuant to which such Person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon; provided that the Mortgage Loan shall continue to be covered (if so covered before the related Servicer enters such agreement) by the applicable Required Insurance Policies. The related Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, a Servicer shall not be deemed to be in default under this Section
3.13 by reason of any transfer or assumption which such Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

               (b) Subject to a Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the related Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In no event shall the Trustee incur liability for executing any document under this Section 3.13 at the direction of a Servicer. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the related Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the related Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met. Each Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee (or at the direction of the Trustee, the Custodian) the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by a Servicer for entering into an assumption or substitution of liability agreement may be retained by such Servicer as additional master servicing compensation. Notwithstanding the foregoing, to the extent permissible under applicable law and at the request of either Servicer, the Trustee shall execute and deliver to such Servicer any powers of attorney and other documents prepared by such Servicer that are reasonably necessary or appropriate to enable such Servicer to execute any assumption agreement or modification agreement required to be executed by the Trustee under this Section 3.13.

               Section 3.14 Realization Upon Defaulted Mortgage Loans; REO Property.

               (a) Each Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of Mortgaged Properties securing such of the Mortgage Loans serviced by such Servicer as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, each Servicer shall follow Customary Servicing Procedures and shall meet the requirements of the insurer under any Required Insurance Policy; provided, however, that either Servicer may enter into a special servicing agreement with an unaffiliated Holder of 100% Percentage Interest of a Class of Class B Certificates or a holder of a class of securities representing interests in the Class B Certificates alone or together with other subordinated mortgage pass-through certificates. Such agreement shall be substantially in the form attached hereto as Exhibit K or subject to each Rating Agency's acknowledgment that the ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement. Any such agreement may contain provisions whereby such holder may instruct the applicable Servicer to commence or delay foreclosure proceedings with respect to delinquent Mortgage Loans serviced by such Servicer and will contain provisions for the deposit of cash by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had the Servicer acted in accordance with its normal procedures. Notwithstanding the foregoing, a Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any Mortgaged Property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through proceeds of the liquidation of the Mortgage Loan (respecting which it shall have priority for purposes of withdrawals from the related Servicer Custodial Account). Any such expenditures shall constitute Servicing Advances for purposes of this Agreement.

               The decision of either Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by such Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.

               With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The related Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the related Servicer shall either itself or through an agent selected by such Servicer manage, conserve, protect and operate such REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account and in the same manner that similar property in the same locality as the REO Property is managed. Incident to its conservation and protection of the interests of the Certificateholders, such Servicer may rent the same, or any part thereof, as such Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. Each Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property serviced by such Servicer that has been rented, if any, showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions; provided, however, that a Servicer shall have no duty to rent any REO Property on behalf of the Trust. The net monthly rental income, if any, from such REO Property shall be deposited in the related Servicer Custodial Account no later than the close of business on each Determination Date. Each Servicer shall perform, with respect to the Mortgage Loans serviced by such Servicer, the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by
Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required. Each Servicer shall deliver copies of such reports to the Trustee.

               If the Trust acquires any Mortgaged Property as described above or otherwise in connection with a default or a default which is reasonably foreseeable on a Mortgage Loan, the related Servicer shall dispose of such Mortgaged Property prior to the end of the third calendar year following the year of its acquisition by the Trust (such period, the "REO Disposition Period") unless (A) the Trustee shall have been supplied by such Servicer with an Opinion of Counsel to the effect that the holding by the Trust of such Mortgaged Property subsequent to the REO Disposition Period will not result in the imposition of taxes on "prohibited transactions" on the REMIC (as defined in Section 860F of the Code) or cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding, or (B) the Trustee (at such Servicer's expense) or such Servicer shall have applied for, prior to the expiration of the REO Disposition Period, an extension of the REO Disposition Period in the manner contemplated by Section 856(e)(3) of the Code. If such an Opinion of Counsel is provided or such an exemption is obtained, the Trust may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) for the applicable period. Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or
(ii) subject the REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the related Servicer has agreed to indemnify and hold harmless the Trust with respect to the imposition of any such taxes. Each Servicer shall identify to the Trustee any Mortgaged Property relating to a Mortgage Loan serviced by such Servicer held by the Trust for 30 months for which no plans to dispose of such Mortgaged Property by such Servicer have been made. After delivery of such identification, the related Servicer shall proceed to dispose of any such Mortgaged Property by holding a commercially reasonable auction for such property.

               The income earned from the management of any REO Properties, net of reimbursement to the related Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Periodic Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (solely for the purposes of allocating principal and interest, interest shall be treated as accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the related Servicer Custodial Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Interest Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

               The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the related Servicer for any related unreimbursed Servicing Advances and Servicing Fees; second, to reimburse the related Servicer for any unreimbursed Periodic Advances and to reimburse the related Servicer Custodial Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the related Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Periodic Advance has been made for such amount or any such Periodic Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the related Servicer as additional servicing compensation pursuant to Section 3.17.

               (b) Each Servicer shall promptly notify the Depositor of any Mortgage Loan serviced by such Servicer which comes into default. The Depositor shall be entitled, at its option, to repurchase (i) any such defaulted Mortgage Loan from the Trust Estate if, in the Depositor's judgment, the default is not likely to be cured by the Mortgagor or (ii) any Mortgage Loan in the Trust Estate which pursuant to Section 4(b) of the applicable Mortgage Loan Purchase Agreement the applicable Seller requests the Depositor to repurchase and to sell to such Seller to facilitate the exercise of the Seller's rights against the originator or prior holder of such Mortgage Loan. The purchase price for any such Mortgage Loan shall be 100% of the unpaid principal balance of such Mortgage Loan plus accrued interest thereon at the Mortgage Interest Rate (less the Servicing Fee Rate for such Mortgage Loan) through the last day of the month in which such repurchase occurs. Upon the receipt of such purchase price, the applicable Servicer shall provide to the Trustee the notification required by
Section 3.15 and the Trustee or the Custodian shall promptly release to the Depositor the Mortgage File relating to the Mortgage Loan being repurchased.

               Section 3.15  Trustee to Cooperate; Release of Mortgage Files.

               Upon the payment in full of any Mortgage Loan, or the receipt by a Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the related Servicer will immediately notify the Trustee (or, at the direction of the Trustee, the Custodian) by delivering, or causing to be delivered, two copies (one of which will be returned to such Servicer with the Mortgage File) of a Request for Release (which may be delivered in an electronic format acceptable to the Trustee and the related
Servicer). Upon receipt of such request, the Trustee or the Custodian, as applicable, shall within seven Business Days release the related Mortgage File to the related Servicer. The Trustee shall at the related Servicer's direction execute and deliver to such Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage, in each case provided by such Servicer, together with the Mortgage Note with written evidence of cancellation thereon. If the Mortgage has been recorded in the name of MERS or its designee, the related Servicer shall take all necessary action to reflect the release of the Mortgage on the records of MERS. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee or the Custodian, as applicable, shall, upon delivery to the Trustee (or, at the direction of the Trustee, the Custodian) of a Request for Release signed by a Servicing Officer, release the Mortgage File within seven Business Days to the related Servicer. Subject to the further limitations set forth below, the related Servicer shall cause the Mortgage File so released to be returned to the Trustee or the Custodian, as applicable, when the need therefor by such Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Servicer Custodial Account, in which case the related Servicer shall deliver to the Trustee or the Custodian, as applicable, a Request for Release, signed by a Servicing Officer.

               The Trustee shall execute and deliver to either Servicer any powers of attorney and other documents prepared by such Servicer that are reasonably necessary or appropriate to enable such Servicer to carry out its servicing and administrative duties under this Agreement, upon the request of such Servicer. In addition, upon prepayment in full of any Mortgage Loan or the receipt of notice that funds for such purpose have been placed in escrow, the related Servicer is authorized to give, as attorney-in-fact for the Trustee and the mortgagee under the Mortgage, an instrument of satisfaction (or Assignment of Mortgage without recourse) regarding the Mortgaged Property relating to such Mortgage Loan, which instrument of satisfaction or Assignment of Mortgage, as the case may be, shall be delivered to the Person entitled thereto against receipt of the prepayment in full. If the Mortgage is registered in the name of MERS or its designee, the applicable Servicer shall take all necessary action to reflect the release on the records of MERS. In lieu of executing such satisfaction or Assignment of Mortgage, or if another document is required to be executed by the Trustee, the related Servicer may deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

               Section 3.16 Documents, Records and Funds in Possession of the Servicers to be Held for the Trustee.

               Each Servicer shall transmit to the Trustee or, at the direction of the Trustee, the Custodian as required by this Agreement all documents and instruments in respect of a Mortgage Loan serviced by such Servicer coming into the possession of such Servicer from time to time and shall account fully to the Trustee for any funds received by such Servicer or which otherwise are collected by such Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan serviced by such Servicer. The documents constituting the Servicing File shall be held by the related Servicer as custodian and bailee for the Trustee. All Mortgage Files and funds collected or held by, or under the control of, either Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the related Servicer Custodial Account, shall be held by such Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. Each Servicer also agrees that it shall not knowingly create, incur or subject any Mortgage File or any funds that are deposited in the related Servicer Custodial Account, Certificate Account or any Escrow Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance created by such Servicer, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that each Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to such Servicer under this Agreement.

               Section 3.17  Servicing Compensation.

               Each Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) serviced by such Servicer and included in the Trust Estate to retain or withdraw from the related Servicer Custodial Account an amount equal to the Servicing Fee for such Distribution Date.

               Additional servicing compensation in the form of Excess Proceeds, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments and all other customary and ancillary income and fees shall be retained by the related Servicer to the extent not required to be deposited in the related Servicer Custodial Account pursuant to Section 3.08(b). Each Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

               Notwithstanding the foregoing, with respect to the payment of the Servicing Fee on any Distribution Date, the aggregate Servicing Fee for each Servicer for such Distribution Date shall be reduced (but not below zero) by an amount equal to the lesser of (a) the Prepayment Interest Shortfall for such Distribution Date relating to the Mortgage Loans serviced by such Servicer and
(b) one-twelfth of 0.25% of the aggregate Scheduled Principal Balance of such Mortgage Loans for such Distribution Date (any such reduction, "Compensating Interest").

               Section 3.18  Annual Statement as to Compliance.

               Each Servicer shall deliver to the Trustee and each Rating Agency on or before 90 days after the end of such Servicer's fiscal year, commencing with its 1999 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (a) a review of the activities of such Servicer during the preceding calendar year and of the performance of such Servicer under this Agreement has been made under such officer's supervision, and (b) to the best of such officer's knowledge, based on such review, such Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof.

               Section 3.19 Annual Independent Public Accountants' Servicing Statement; Financial Statements.

               Each Servicer shall, at its own expense, on or before 90 days after the end of such Servicer's fiscal year, commencing with its 1999 fiscal year, cause a firm of independent public accountants (who may also render other services to such Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee to the effect that such firm has with respect to such Servicer's overall servicing operations, examined such operations in accordance with the requirements of the Uniform Single Attestation Program for Mortgage Bankers, stating such firm's conclusions relating thereto.

               Section 3.20  Advances.

               Each Servicer shall determine on or before each Servicer Advance Date whether it is required to make a Periodic Advance pursuant to the definition thereof. If either Servicer determines it is required to make a Periodic Advance, it shall, on or before the Servicer Advance Date, either (a) deposit into the related Servicer Custodial Account an amount equal to the Advance and/or (b) make an appropriate entry in its records relating to the related Servicer Custodial Account that any portion of the Amount Held for Future Distribution in such Servicer Custodial Account has been used by such Servicer in discharge of its obligation to make any such Periodic Advance. Any funds so applied shall be replaced by such Servicer by deposit in the related Servicer Custodial Account no later than the close of business on the Business Day preceding the next Servicer Advance Date. Each Servicer shall be entitled to be reimbursed from the related Servicer Custodial Account for all Advances of its own funds made pursuant to this Section 3.20 as provided in Section 3.11(a). The obligation to make Periodic Advances with respect to any Mortgage Loan shall continue until the ultimate disposition of the REO Property or Mortgaged Property relating to such Mortgage Loan. Each Servicer shall inform the Trustee of the amount of the Periodic Advance to be made by such Servicer on each Servicer Advance Date no later than the related Remittance Date.

               Each Servicer shall deliver to the Trustee on the related Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Periodic Advance determined by such Servicer to be a Nonrecoverable Advance. Notwithstanding anything to the contrary, the related Servicer shall not be required to make any Periodic Advance or Servicing Advance that would be a Nonrecoverable Advance.

               Section 3.21  Modifications, Waivers, Amendments and Consents.

               (a) Subject to this Section 3.21, each Servicer may agree to any modification, waiver, forbearance, or amendment of any term of any Mortgage Loan serviced by such Servicer without the consent of the Trustee or any Certificateholder. All modifications, waivers, forbearances or amendments of any Mortgage Loan shall be in writing and shall be consistent with Customary Servicing Procedures.

               (b) A Servicer shall not agree to enter into, and shall not enter into, any modification, waiver (other than a waiver referred to in Section 3.13, which waiver, if any, shall be governed by Section 3.13), forbearance or amendment of any term of any Mortgage Loan if such modification, waiver, forbearance, or amendment would:

                  (i) affect the amount or timing of any related payment of principal, interest or other amount payable thereunder;

                  (ii) in such Servicer's judgment, materially impair the security for such Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon; or

                  (iii)  otherwise  constitutes  a  "significant   modification"
        within the meaning of Treasury Regulations Section 1.860G-2(b);

unless,  in either case,  (A) such  Mortgage Loan is 90 days or more past due or
(B) such Servicer delivers to the Trustee an Opinion of Counsel to the effect that such modification, waiver, forbearance or amendment would not affect the REMIC status of the Trust Estate and, in either case, such modification, waiver, forbearance or amendment is reasonably likely to produce a greater recovery with respect to such Mortgage Loan than would liquidation. Subject to Customary Servicing Procedures, either Servicer may permit a forbearance for a Mortgage Loan serviced by such Servicer which in such Servicer's judgment is subject to imminent default.

               (c)  Any payment of interest, which is deferred pursuant to any modification,  waiver,  forbearance or amendment permitted hereunder, shall not, for purposes hereof, including, without limitation, calculating monthly distributions to Certificateholders, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan or such modification, waiver or amendment so permit.

               (d) Either Servicer may, as a condition to granting any request by a Mortgagor for consent, modification, waiver, forbearance or amendment, the granting of which is within such Servicer's discretion pursuant to the Mortgage Loan and is permitted by the terms of this Agreement, require that such Mortgagor pay to such Servicer, as additional servicing compensation, a reasonable or customary fee for the additional services performed in connection with such request, together with any related costs and expenses incurred by such Servicer, which amount shall be retained by such Servicer as additional servicing compensation.

               (e) Each Servicer shall notify the Trustee, in writing, of any modification, waiver, forbearance or amendment of any term of any Mortgage Loan serviced by such Servicer and the date thereof, and shall deliver to the Trustee (or, at the direction of the Trustee, the Custodian) for deposit in the related Mortgage File, an original counterpart of the agreement relating to such modification, waiver, forbearance or amendment, promptly (and in any event within ten Business Days) following the execution thereof; provided, however, that if any such modification, waiver, forbearance or amendment is required by applicable law to be recorded, the related Servicer (i) shall deliver to the Trustee a copy thereof and (ii) shall deliver to the Trustee such document, with evidence of notification upon receipt thereof from the public recording office.

               Section 3.22  Reports to the Securities and Exchange Commission.

               The Trustee shall, on behalf of the Trust, cause to be filed with the Securities and Exchange Commission any periodic reports required to be filed under the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission thereunder, for so long as any Certificates registered under the 1933 Act are outstanding (other than the Current Report on Form 8-K to be filed by the Depositor in connection with computational materials and the initial Current Report on Form 8-K to be filed by the Depositor in connection with the issuance of the Certificates). Upon the request of the Trustee, each of the Servicers and the Depositor shall cooperate with the Trustee in the preparation of any such report and shall provide to the Trustee in a timely manner all such information or documentation as the Trustee may reasonably request in connection with the performance of its duties and obligations under this Section.

               Section 3.23 Maintenance of the Rounding Accounts; Collections Thereunder.

               On or prior to the Closing Date, the Trustee shall establish a separate account (each, a "Rounding Account") with respect to each of the Class A-8, Class A-10, Class A-15 and Class A-16 Certificates, and Banc of America Securities LLC shall deposit $999.99 in each such Rounding Account. The Trustee shall maintain such accounts to provide, if needed, the applicable Rounding Amount (defined below) on any Distribution Date. If, on any Distribution Date, the Trustee determines that amounts are available out of the Pool Distribution Amount (after giving effect to the last sentence of this paragraph) for distributions of principal on any Class of the Special Retail Certificates, and the aggregate amount allocable to such distributions of principal is not an amount equal to an integral multiple of $1,000, the Trustee shall withdraw from the applicable Rounding Account an amount which, when added to the amount allocable to such distributions of principal, would be an integral multiple of $1,000 (the "Rounding Amount"). On each Distribution Date prior to the earlier of (a) the Senior Credit Support Depletion Date and (b) the date on which any loss is allocated to any Class of the Special Retail Certificates, with respect to which the Trustee determines that amounts are available out of the Pool
Distribution Amount for distributions of principal on either Class of Special Retail Certificates, the aggregate amount allocable to such Class will be applied first to repay any funds withdrawn from the applicable Rounding Account on prior Distribution Dates which have not been repaid.

               Any amounts withdrawn by the Trustee from any Rounding Account shall be deposited in the Certificate Account for distribution to the Holders of the Special Retail Certificates as described in the preceding paragraph.

               On or promptly after the earlier of (i) the Senior Credit Support Depletion Date and (ii) the date on which any loss is allocated to any Class of the Special Retail Certificates, the Trustee shall remit to Banc of America Securities LLC any amounts remaining in the applicable Rounding Account.

               Amounts on deposit in the Rounding Accounts shall not be invested.

               Each Rounding Account established hereunder, to the extent that it constitutes a "reserve fund" for purposes of the REMIC Provisions, shall be an "outside reserve fund" as defined in Section 1.860G-2(h) of the Treasury Regulations, and in that regard (A) such Rounding Account shall be an outside reserve fund and not an asset of the REMIC, (B) such Rounding Account shall be owned for federal tax purposes by Banc of America Securities LLC and Banc of America Securities LLC shall report all amounts of income, deduction, gain or loss accruing therefrom, and (C) amounts transferred by the REMIC to any Rounding Account shall be treated for all federal tax purposes as distributed by the REMIC to Banc of America Securities LLC.


                                   ARTICLE IV

                             SERVICER'S CERTIFICATE

               Section 4.01 Servicer's Certificate.

               Each month, not later than 12:00 noon Eastern time on the Business Day following each Determination Date, each Servicer shall deliver to the Trustee, a Servicer's Certificate (in substance and format mutually acceptable to such Servicer and the Trustee) certified by a Servicing Officer setting forth the information necessary in order for the Trustee to perform its obligations under this Agreement. The Trustee may conclusively rely upon the information contained in a Servicer's Certificate for all purposes hereunder and shall have no duty to verify or re-compute any of the information contained therein.

               Each such statement shall be provided by the Trustee to any Holder of a Certificate upon request and shall also, to the extent available, include information regarding delinquencies on Mortgage Loans serviced by the Servicer providing such statement, indicating the number and aggregate principal amount of Mortgage Loans which are either one, two, three or more than three months delinquent and the book value of any REO Property.


                                    ARTICLE V

                 PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS;
                              REMIC ADMINISTRATION

               Section 5.01 Distributions. On each Distribution Date, based solely on the information in the Servicer's Certificate, the Trustee shall distribute out of the Certificate Account (to the extent funds are available therein) to each Certificateholder of record on the related Record Date (other than as provided in Section 10.01 respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or
(b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth below in Section 5.02; provided, however, that distributions of principal to the Special Retail Certificates shall be made as described in Section 5.09.

               None of the Holders of any Class of Certificates, the Depositor, the Servicers or the Trustee shall in any way be responsible or liable to Holders of any Class of Certificates in respect of amounts properly previously distributed on any such Class.

               Amounts distributed with respect to any Class of Certificates shall be applied first to the distribution of interest thereon and then to principal thereon.

               Section 5.02  Priorities of Distribution.

               (a) On each Distribution Date, based solely on the information contained in the Servicer's Certificate, the Trustee shall withdraw from the Certificate Account (to the extent funds are available therein) (1) the amounts payable to the Trustee pursuant to Sections 3.11(b)(i) and 3.11(b)(ii) and shall pay such funds to itself, and (2) the Pool Distribution Amount, in an amount as specified in written notice received by the Trustee from the Servicers no later than the related Determination Date (and, on each of the first twelve Distribution Dates, the Class A-16 Reserve Amount for such Distribution Date), and shall apply such funds from the Certificate Account to distributions on the Certificates in the following order of priority and to the extent of such funds:

                  (i) to each Class of Senior Certificates (other than the Class A-22 and Class A-PO Certificates), an amount allocable to interest equal to the Interest Distribution Amount for such Class and any shortfall being allocated among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, however, that for purposes of allocating any shortfall, interest shall be deemed to accrue on the Class A-16 Certificates at a rate of 7.000% per annum at all times;

                  (ii) concurrently to the Class A Certificates (other than the Class A-PO Certificates) and the Class A-PO Certificates, pro rata, based on their respective Senior Principal Distribution Amount and PO Principal Amount, (A) to the Class A Certificates (other than the Class A-PO Certificates), in an aggregate amount up to the Senior Principal Distribution Amount, such distribution to be allocated among such Classes in accordance with Section 5.02(b) and (B) to the Class A-PO Certificates in an aggregate amount up to the PO Principal Amount;

                  (iii) to the Class A-PO Certificates, any Class A-PO Deferred Amount, up to the Subordinate Principal Distribution Amount for such Distribution Date from amounts otherwise distributable first to the Class B-6 Certificates pursuant to clause (iv)(L) below, second to the Class B-5 Certificates pursuant to clause (iv)(J) below, third to the Class B-4 Certificates pursuant to clause (iv)(H) below, fourth to the Class B-3 Certificates pursuant to clause (iv)(F) below, fifth to the Clause B-2 Certificates pursuant to clause (iv)(D) below and finally to the Class B-1 Certificates pursuant to clause (iv)(B) below;

                  (iv) to each Class of Subordinate Certificates, subject to paragraph (d) below, in the following order of priority:

                      (A) to the Class B-1 Certificates,  an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                      (B) to the Class B-1 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                      (C) to the Class B-2 Certificates,  an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                      (D) to the Class B-2 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                      (E) to the Class B-3 Certificates,  an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                      (F) to the Class B-3 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                      (G) to the Class B-4 Certificates,  an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                      (H) to the Class B-4 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                      (i) to the Class B-5 Certificates,  an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

                      (J) to the Class B-5 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero;

                      (K) to the Class B-6 Certificates,  an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date; and

                      (L) to the Class B-6 Certificates,  an amount allocable to principal equal to its Pro Rata Share for such Distribution Date less any amount used to pay the Class A-PO Deferred Amount pursuant to clause (iii) above until the Class Certificate Balance thereof has been reduced to zero; and

                  (v) to the Holder of the Class A-R Certificate, any remaining Pool Distribution Amount.

               On any Distribution Date, amounts distributed in respect of Class A-PO Deferred Amounts will not reduce the Class Certificate Balance of the Class A-PO Certificates.

               All distributions in respect of the Interest Distribution Amount for a Class will be applied first with respect to the amount payable pursuant to clause (i) of the definition of "Interest Distribution Amount," and second with respect to the amount payable pursuant to clause (ii) of such definition.

               (b)On each Distribution Date prior to the Senior Credit Support Depletion Date, the amount distributable to the Class A Certificates (other than the Class A-PO Certificates) pursuant to Section 5.02(a)(ii) for such Distribution Date, will be distributed concurrently in the following order of priority:

                  (i) 4.1792907367% to the Class A-4 Certificates until their class balance has been reduced to zero; and

                  (ii) 95.8207092633%, sequentially:

                      (i) first, to the Class A-24 Certificates, up to the Priority Amount for such Distribution Date, until their class balance has been reduced to zero:

                      (ii) second, to the Class A-R Certificate, until its class balance has been reduced to zero:

                      (iii) third, concurrently:

                             (a) 21.6413169012% to the Class A-1 Certificates;

                             (b) 8.7824201845% to the Class A-2 Certificates;

                             (c) 32.4360772467% to the Class A-3 Certificates;
                                 and

                             (d) 37.1401856676% to the Class A-20 Certificates;

               until the class balance of the Class A-2 Certificates has been reduced to zero;

                      (iv) fourth, concurrently:

                             (a) 21.6413169012% to the Class A-1 Certificates;

                             (b) 32.4360772467% to the Class A-3 Certificates;

                             (c) 8.7824201845% to the Class A-19 Certificates;
                                 and

                             (d) 37.1401856676% to the Class A-20 Certificates;

               until the class balances of the Class A-1 and Class A-19 Certificates have been reduced to zero;

                      (v) fifth, concurrently:

                             (a) 32.4360772467% to the Class A-3 Certificates;

                             (b) 28.2506137153% to the Class A-5 Certificates;

                             (c) 37.1401856675% to the Class A-20 Certificates;
                                 and

                             (d) 2.1731233704% to the Class A-22 Certificates;

               until the class balance of the Class A-3 Certificates has been reduced to zero;

                      (vi) sixth, concurrently:

                             (a) 28.2506137153% to the Class A-5 Certificates;

                             (b) 37.1401856675% to the Class A-20 Certificates;

                             (c) 32.4360772467% to the Class A-21 Certificates;
                                 and

                             (d) 2.1731233704% to the Class A-22 Certificates;

               until the class balance of the Class A-20 Certificates has been reduced to zero;

                      (vii) seventh, concurrently:

                             (a) 28.2506137153% to the Class A-5 Certificates;

                             (b) 69.5762629143% to the Class A-21 Certificates;
                                 and

                             (c) 2.1731233704% to the Class A-22 Certificates;

               until the class balance of the Class A-5 Certificates has been reduced to zero;

                      (viii) eighth, concurrently:

                             (a) 28.2506137153% to the Class A-6 Certificates;

                             (b) 69.5762629143% to the Class A-21 Certificates;
                                 and

                             (c) 2.1731233704% to the Class A-22 Certificates;

               until the class balance of the Class A-6 Certificates has been reduced to zero;

                      (ix) ninth, concurrently:

                             (a) 28.2506137153% to the Class A-7 Certificates;

                             (b) 69.5762629143% to the Class A-21 Certificates;
                                 and

                             (c) 2.1731233704% to the Class A-22 Certificates;

              until the class balance of the Class A-21 Certificates has been reduced to zero;

                      (x) tenth, concurrently:

                             (a) 28.2506137153% to the Class A-7 Certificates;

                             (b) 9.3706695144% to the Class A-22 Certificates;
                                 and

                             (c) 62.3787167703% to the Class A-25 Certificates;

               until the class balance of the Class A-7 Certificates has been reduced to zero;

                      (xi) eleventh, concurrently:

                             (a) 28.2506137153% to the Class A-8 Certificates;

                             (b) 9.3706695144% to the Class A-22 Certificates;
                                 and

                             (c) 62.3787167703% to the Class A-25 Certificates;

               until the class balance of the Class A-8 Certificates has been reduced to zero;

                      (xii) twelfth, concurrently:

                             (a) 28.2506137153% to the Class A-9 Certificates;

                             (b) 9.3706695144% to the Class A-22 Certificates;
                                 and

                             (c) 62.3787167703% to the Class A-25 Certificates;

               until the class balance of the Class A-9 Certificates has been reduced to zero;

                      (xiii) thirteenth, concurrently:

                             (a) 20.8162374467% to the Class A-10 Certificates;

                             (b) 7.4343762686% to the Class A-14 Certificates;

                             (c) 9.3706695144% to the Class A-22 Certificates;
                                 and

                             (d) 62.3787167703% to the Class A-25 Certificates;

               until the class balances of the Class A-10, Class A-14 and Class A-25 Certificates have been reduced to zero;

                      (xiv) fourteenth, concurrently:

                             (a) 5.8582721626% to the Class A-11 Certificates;

                             (b) 10.2155091286% to the Class A-12 Certificates;

                             (c) 9.8343685300% to the Class A-15 Certificates;

                             (d) 7.8345567476% to the Class A-16 Certificates;

                             (e) 13.3116883117% to the Class A-17 Certificates;

                             (f) 4.1315546772% to the Class A-22 Certificates;
                                 and

                             (g) 48.8140504423% to the Class A-23 Certificates;

               until the class balance of the Class A-12 Certificates has been reduced to zero;

                      (xv) fifteenth, concurrently:

                             (a) 5.8582721626% to the Class A-11 Certificates;

                             (b) 10.2155091286% to the Class A-13 Certificates;

                             (c) 9.8343685300% to the Class A-15 Certificates;

                             (d) 7.8345567476% to the Class A-16 Certificates;

                             (e) 13.3116883117% to the Class A-17 Certificates;

                             (f) 4.1315546772% to the Class A-22 Certificates;
                                 and

                             (g) 48.8140504423% to the Class A-23 Certificates;

               until the class balance of the Class A-17 Certificates has been reduced to zero;

                      (xvi) sixteenth, concurrently:

                             (a) 5.8582721626% to the Class A-11 Certificates;

                             (b) 10.2155091286% to the Class A-13 Certificates;

                             (c) 9.8343685300% to the Class A-15 Certificates;

                             (d) 7.8345567476% to the Class A-16 Certificates;

                             (e) 13.3116883117% to the Class A-18 Certificates;

                             (f) 4.1315546772% to the Class A-22 Certificates;
                                 and

                             (g) 48.8140504423% to the Class A-23 Certificates;

               until the class  balances  of the Class A-11,  Class A-13,  Class
               A-15,   Class  A-16,  Class  A-18,  Class  A-22  and  Class  A-23
               Certificates has been reduced to zero; and

                      (xvii) seventeenth, to the Class A-24 Certificates,  until their class balance has been reduced to zero.

               On each Distribution Date on or after the Senior Credit Support Depletion Date, notwithstanding the allocation and priority set forth above, the portion of the Pool Distribution Amount available to be distributed as principal of the Class A Certificates (other than the Class A-PO Certificates) shall be distributed concurrently, as principal, on such Classes, pro rata, on the basis of their respective Class Certificate Balances, until the Class Certificate Balances thereof are reduced to zero.

               (c)On each Distribution Date, Accrued Certificate Interest for each Class of Certificates for such Distribution Date shall be reduced by such Class's pro rata share, based on such Class's Interest Distribution Amount (or, in the case of the Class A-16 Certificates, the Interest Distribution Amount computed as if the Pass-Through Rate were 7.000% at all times) for such Distribution Date, without taking into account the allocation made by this
Section 5.02(c), of (A) Non-Supported Interest Shortfalls, (B) any Excess Losses allocable to interest, (C) on and after the Senior Credit Support Depletion Date, any other Realized Loss allocable to interest and (D) each Relief Act Reduction incurred during the calendar month preceding the month of such Distribution Date.

               (d)Notwithstanding  the  priority  and  allocation  contained  in
Section 5.02(a)(iv), if with respect to any Class of Subordinate Certificates on any Distribution Date, (i) the aggregate of the Class Certificate Balances immediately prior to such Distribution Date of all Classes of Subordinate Certificates which have a higher numerical Class designation than such Class, divided by (ii) the aggregate Class Certificate Balance of all the Certificates (other than the Class A-PO Certificates) immediately prior to such Distribution Date (the "Fractional Interest") is less than the Original Fractional Interest for such Class, no distribution of principal will be made to any Classes junior to such Class (the "Restricted Classes") and the Class Certificate Balances of the Restricted Classes will not be used in determining the Pro Rata Share for the Subordinate Certificates that are not Restricted Classes. Any funds remaining will be distributed in the order provided in Section 5.02(a)(iv).

               Section 5.03  Allocation of Losses.

               (a)On or prior to each Determination Date, each Servicer shall inform the Trustee in writing with respect to each Mortgage Loan serviced by such Servicer: (1) whether any Realized Loss is a Deficient Valuation, a Debt Service Reduction, a Fraud Loss or a Special Hazard Loss, (2) of the amount of such loss or Deficient Valuation, or of the terms of such Debt Service Reduction and (3) of the total amount of Realized Losses. Based on such information, the Trustee shall determine the total amount of Realized Losses, including Excess Losses, with respect to the related Distribution Date.

               The principal portion of Realized Losses with respect to any Distribution Date shall be allocated as follows:

                  (i) the applicable PO Percentage of the principal portion of any Realized Loss with respect to a Discount Mortgage Loan, including any Excess Loss, shall be allocated to the Class A-PO Certificates until the Class Certificate Balance thereof is reduced to zero; and

                  (ii)(1) the applicable Non-PO Percentage of the principal portion of any Realized Loss (other than an Excess Loss) shall be allocated first to the Subordinate Certificates in reverse order of their respective numerical Class designations (beginning with the Class of Subordinate Certificates then outstanding with the highest numerical Class designation) until the respective Class Certificate Balance of each such Class is reduced to zero, and second to the Senior Certificates (other than the Class A-PO Certificates), pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date, until the Class Certificate Balances thereof have been reduced to zero; and

                      (2) the applicable Non-PO Percentage of the principal portion of any Excess Losses shall be allocated to the Senior Certificates (other than the Class A-PO Certificates), pro rata, on the basis of their respective Class Certificate Balances immediately prior to the related Distribution Date.

               (b) The Class Certificate Balance of the Class of Subordinate Certificates then outstanding with the highest numerical Class designation shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses and Class A-PO Deferred Amounts on such Distribution Date) exceeds the Adjusted Pool Amount for such Distribution Date.

               After the Senior Credit Support Depletion Date, the Class Certificate Balances of the Senior Certificates in the aggregate (other than the Class Certificate Balance of the Class A-PO Certificates) shall be reduced on each Distribution Date by the amount, if any, by which the aggregate of the Class Certificate Balances of all outstanding Classes of Senior Certificates (other than Class A-PO Certificates) (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the difference between (i) the Adjusted Pool Amount for such Distribution Date and (ii) the Adjusted Pool Amount (PO Portion) for such Distribution Date.

               Any  such   reduction   shall  be  allocated   among  the  Senior
Certificates (other than the Class A-PO Certificates) based on the Class Certificate Balances immediately prior to such Distribution Date.

               After the Senior Credit Support Depletion Date, the Class Certificate Balance of the Class A-PO Certificates shall be reduced on each Distribution Date by the amount, if any, by which the Class Certificate Balance of the Class A-PO Certificates (after giving effect to the amount to be distributed as a distribution of principal and the allocation of Realized Losses on such Distribution Date) exceeds the Adjusted Pool Amount (PO Portion) for such Distribution Date.

               (c) Any Realized Loss allocated to a Class of Certificates or any reduction in the Class Certificate Balance of a Class of Certificates pursuant to Section 5.03(b) above shall be allocated among the Certificates of such Class in proportion to their respective Percentage Interests.

               (d) Any allocation of Realized Losses to a Class of Certificates or any reduction in the Class Certificate Balance of a Class pursuant to Section 5.03(b) above shall be accomplished by reducing the Class Certificate Balance thereof prior to the distributions made on the related Distribution Date in accordance with the definition of "Class Certificate Balance."

               Section 5.04  Statements to Certificateholders.

               (a) Prior to the Distribution Date in each month, based upon the information provided to the Trustee on the Servicer's Certificates delivered to the Trustee pursuant to Section 4.01, the Trustee shall determine the following information with respect to such Distribution Date:

                  (i) the amount allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

                  (ii) the amount allocable to interest, any Class Unpaid Interest Shortfall included in such distribution and any remaining Class Unpaid Interest Shortfall after giving effect to such distribution;

                  (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

                  (iv)  the  Class   Certificate   Balance   of  each  Class  of
        Certificates after giving effect to the distribution of principal on such Distribution Date;

                  (v) the Pool Stated Principal Balance for the following Distribution Date;

                  (vi) the Senior Percentage, the Priority Percentage and Subordinate Percentage for the following Distribution Date;

                  (vii) the amount of the Servicing Fees paid to or retained by the Servicers with respect to such Distribution Date;

                  (viii)   the   Pass-Through   Rate  for  each  such  Class  of
        Certificates with respect to such Distribution Date;

                  (ix) the amount of Periodic Advances included in the distribution on such Distribution Date and the aggregate amount of Periodic Advances outstanding as of the close of business on such Distribution Date;

                  (x) the number and aggregate principal amounts of Mortgage Loans (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure, as of the close of business on the last day of the calendar month preceding such Distribution Date;

                  (xi) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

                  (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

                  (xiii) the Senior Prepayment Percentage and the Subordinate Prepayment Percentage for the following Distribution Date;

                  (xiv) the aggregate amount of Realized Losses incurred during the preceding calendar month or any Class A-PO Deferred Amounts for such Distribution Date; and

                  (xv) the Special Hazard Loss Amount, the Fraud Loss Amount and the Bankruptcy Loss Amount, in each case as of the related Determination Date.

               (b) No later than each Distribution Date, the Trustee, based upon information supplied to it on the Servicer's Certificates, shall prepare and deliver (by mail, fax or electronically) to each Holder of a Certificate, each Rating Agency and each Servicer a statement setting forth the information set forth in Section 5.04(a).

               In the case of  information  furnished  pursuant to clauses  (i),
(ii) and (ix) of Section 5.04(a), the amounts shall be expressed as a dollar amount per Certificate with a $1,000 denomination.

               On each Distribution Date, the Trustee shall prepare and furnish to each Financial Market Service, in electronic or such other format and media mutually agreed upon by the Trustee, the Financial Market Service and the Depositor, the information contained in the statement described in Section 5.04(a) for such Distribution Date.

               The Trustee may make available each month, to any interested party, the monthly statement to Certificateholders via the Trustee's website.

               Within a reasonable period of time after the end of each calendar year, the Trustee shall furnish to each Person who at any time during the calendar year was the Holder of a Certificate, if requested in writing by such Person, a statement containing the information set forth in clauses (i), (ii) and (vii) of Section 5.04(a), in each case aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in force.

               The Trustee shall deliver to the Holders of Certificates any reports or information the Trustee is required by this Agreement or the Code, Treasury Regulations or REMIC Provisions to deliver to the Holders of Certificates, and the Trustee shall prepare and provide to the Certificateholders (by mail, telephone, or publication as may be permitted by applicable Treasury Regulations) such other reasonable information as the Trustee deems necessary or appropriate or is required by the Code, Treasury
Regulations, and the REMIC Provisions including, but not limited to, (i) information to be reported to the Holder of the Residual Certificate for quarterly notices on Schedule Q (Form 1066) (which information shall be forwarded to the Holder of the Residual Certificate by the Trustee), (ii) information to be provided to the Holders of Certificates with respect to amounts which should be included as interest and original issue discount in such Holders' gross income and (iii) information to be provided to all Holders of Certificates setting forth the percentage of the REMIC's assets, determined in accordance with Treasury Regulations using a convention, not inconsistent with Treasury Regulations, selected by the Trustee in its absolute discretion, that constitute real estate assets under Section 856 of the Code, and assets described in Section 7701(a)(19)(C) of the Code; provided, however, that in setting forth the percentage of such assets of the REMIC, nothing contained in this Agreement, including without limitation Section 7.03 hereof, shall be interpreted to require the Trustee periodically to appraise the fair market values of the assets of the Trust Estate or to indemnify the Trust Estate or any Certificateholders from any adverse federal, state or local tax consequences associated with a change subsequently required to be made in the Depositor's initial good faith determinations of such fair market values (if subsequent determinations are required pursuant to the REMIC Provisions) made from time to time.

               Section 5.05  Tax Returns and Reports to Certificateholders.

               (a) For federal income tax purposes, the REMIC shall have a calendar year taxable year and shall maintain its books on the accrual method of accounting.

               (b) The Trustee shall prepare or cause to be prepared, shall execute and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities income tax information returns for each taxable year with respect to the REMIC containing such information at the times and in the manner as may be required by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules, and shall furnish or cause to be furnished to the REMIC and the Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby. Within 30 days of the Closing Date, the Trustee shall furnish or cause to be furnished to the Internal Revenue Service, on Form 8811 or as otherwise required by the Code or the Treasury Regulations, the name, title, address and telephone number of the person that Holders of the Certificates may contact for tax information relating thereto, together with such additional information at the time or times and in the manner required by the Code or the Treasury Regulations. Such federal, state, or local income tax or information returns shall be signed by the Trustee, or such other Person as may be required to sign such returns by the Code, the Treasury Regulations or state or local tax laws, regulations, or rules.

               (c) In the first federal income tax return of the REMIC for its short taxable year ending December 31, 1999, REMIC status shall be elected for such taxable year and all succeeding taxable years.

               (d) The Trustee will maintain or cause to be maintained such records relating to the REMIC, including but not limited to records relating to the income, expenses, assets and liabilities of the Trust Estate, and the initial fair market value and adjusted basis of the Trust Estate property and assets determined at such intervals as may be required by the Code or the Treasury Regulations, as may be necessary to prepare the foregoing returns, schedules, statements or information.

               Section 5.06 Tax Matters Person. The Tax Matters Person shall have the same duties with respect to the REMIC as those of a "tax matters partner" under Subchapter C of Chapter 63 of Subtitle F of the Code. The Holder of the Class A-R Certificate is hereby designated as the Tax Matters Person for the REMIC. By their acceptance of the Class A-R Certificate, such Holder irrevocably appoints the Trustee as its agent to perform all of the duties of the Tax Matters Person for the REMIC.

               Section 5.07 Rights of the Tax Matters Person in Respect of the Trustee. The Trustee shall afford the Tax Matters Person, upon reasonable notice during normal business hours, access to all records maintained by the Trustee in respect of its duties hereunder and access to officers of the Trustee responsible for performing such duties. Upon request, the Trustee shall furnish the Tax Matters Person with its most recent report of condition published pursuant to law or to the requirements of its supervisory or examining authority publicly available. The Trustee shall make available to the Tax Matters Person such books, documents or records relating to the Trustee's services hereunder as the Tax Matters Person shall reasonably request. The Tax Matters Person shall not have any responsibility or liability for any action or failure to act by the Trustee and is not obligated to supervise the performance of the Trustee under this Agreement or otherwise.

               Section 5.08 REMIC Related Covenants. For as long as the Trust shall exist, the Trustee, the Depositor and each Servicer shall act in accordance herewith to assure continuing treatment of the Trust Estate as a REMIC and avoid the imposition of tax on the REMIC. In particular:

               (a) The Trustee shall not create, or permit the creation of, any "interests" in the REMIC within the meaning of Code Section 860D(a)(2) other than the interests represented by the Regular Certificates and the Residual Certificate.

               (b) Except as otherwise provided in the Code, (i) the Depositor and the Servicers shall not contribute to the Trust Estate and the Trustee shall not accept property unless substantially all of the property held in the REMIC constitutes either "qualified mortgages" or "permitted investments" as defined in Code Sections 860G(a)(3) and (5), respectively, and (ii) no property shall be contributed to the REMIC after the start-up day unless such contribution would not subject the Trust Estate to the 100% tax on contributions to a REMIC after the start-up day of the REMIC imposed by Code Section 860G(d).

               (c) The Trustee shall not accept on behalf of the REMIC any fee or other compensation for services and neither the Trustee nor the Servicers shall knowingly accept, on behalf of the Trust Estate any income from assets other than those permitted to be held by a REMIC.

               (d) The Trustee shall not sell or permit the sale of all or any portion of the Mortgage Loans (other than in accordance with Sections 2.02, 2.05 or 3.14(b)), unless such sale is pursuant to a "qualified liquidation" as defined in Code Section 860F(a)(4)(A) and in accordance with Article X.

               (e) The Trustee shall maintain books with respect to the Trust on a calendar year taxable year and on an accrual basis.

               None of the Servicers or the Trustee shall engage in a "prohibited transaction" (as defined in Code Section 860F(a)(2)), except that, with the prior written consent of each Servicer and the Depositor, the Trustee may engage in the activities otherwise prohibited by the foregoing paragraphs
(b), (c) and (d); provided that each Servicer (or the two Servicers, acting together) shall have delivered to the Trustee an Opinion of Counsel to the effect that such transaction will not result in the imposition of a tax on the REMIC and will not disqualify the Trust Estate from treatment as a REMIC; and, provided further, that the Servicers shall have demonstrated to the satisfaction of the Trustee that such action will not adversely affect the rights of the Holders of the Certificates and the Trustee and that such action will not adversely impact the rating of the Certificates.

               Section 5.09 Principal Distributions on the Special Retail Certificates. Prior to the earlier of (1) the Senior Credit Support Depletion Date and (2) the date on which any Realized Loss is allocated to any Class of Special Retail Certificates, distributions in reduction of the Class Certificate Balance of such Class will be made in integral multiples of $1,000 at the request of the appropriate representatives of Deceased Holders of Certificates of each such Class and at the request of Living Holders of Certificates of each such Class or by mandatory distributions, pursuant to Section 5.09(a) and
Section 5.09(d). On and after the earlier of (A) the Senior Credit Support Depletion Date and (B) the date on which any Realized Loss is allocated to any Class of Special Retail Certificates, distributions in reduction of the Class Certificate Balances of such Class will be made on a pro rata basis pursuant to
Section 5.09(e).

               (a) Except as set forth in Section 5.09(e), on each Distribution Date on which principal distributions to any Class of the Special Retail Certificates are made, such distributions will be made in the following priority:

                  (i) first, to requesting Deceased Holders, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $25,000 for each requesting Deceased Holder; and

                  (ii) second, to requesting Living Holders, in the order in which such requests are received by the Depository, but not exceeding an aggregate amount of $10,000 for each requesting Living Holder.

               Thereafter, distributions will be made, with respect to such Class of the Special Retail Certificates, as provided in clauses (i) and (ii) above, up to a second $25,000 and $10,000, respectively. This sequence of priorities will be repeated until all requests for principal distributions by Deceased Holders and Living Holders of such Class have been honored, to the extent of amounts available for principal distributions to the Holders of such Class.

               All requests for principal distributions to Special Retail Certificates will be accepted in accordance with the provisions set forth in
Section 5.09(c). Requests for principal distributions that are received by the Trustee after the related Record Date and requests for principal distributions received in a timely manner but not accepted with respect to any Distribution Date, will be treated as requests for principal distributions to the Special Retail Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 5.09(c). Such requests that are not withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Certificate Owner of the related Special Retail Certificate, all in accordance with the procedures of the Depository and the Trustee. Upon the transfer of beneficial ownership of any Special Retail Certificate, any distribution request previously submitted with respect to such Certificate will be deemed to have been withdrawn only upon the receipt by the Trustee on or before the Record Date for such Distribution Date of notification of such withdrawal in the manner set forth in Section 5.09(c) using a form required by the Depository.

               Distributions in reduction of the Class Certificate Balance of any Class of Special Retail Certificates will be applied in an amount equal to the portion of the Senior Principal Distribution Amount allocable to such Class pursuant to Section 5.02, plus any amounts available for distribution from the applicable Rounding Account established as provided in Section 3.23, provided that the aggregate distribution of principal to such Class on any Distribution Date shall be made in an integral multiple of $1,000.

               To the extent that the portion of the Senior Principal Distribution Amount allocable to any Class of Special Retail Certificates on any Distribution Date exceeds the aggregate Class Certificate Balance of that Class of Special Retail Certificates with respect to which principal distribution requests have been received, principal distributions in reduction of the Class Certificate Balance of such Class will be made by mandatory distribution pursuant to Section 5.09(d).

               (b) A Special Retail Certificate shall be deemed to be held by a Deceased Holder for purposes of this Section 5.09 if the death of the Certificate Owner thereof is deemed to have occurred. Special Retail
Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner. The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Certificate Owner. Special Retail Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary's beneficial interest therein, but in no event will a trust's beneficiaries collectively be deemed to be Certificate Owners of a number of Special Retail Certificates greater than the number of Special Retail Certificates of which such trust is the owner. The death of a beneficiary of a trust will be deemed to be the death of a Certificate Owner of the Special Retail Certificates beneficially owned by the trust to the extent of such beneficiary's beneficial interest in such trust. The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of such trust. The death of an individual who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in a Special Retail Certificate will be deemed to be the death of the Certificate Owner of such Special Retail Certificate regardless of the registration of ownership, if such beneficial ownership interest can be established to the satisfaction of the Trustee. Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife. Beneficial interest shall include the power to sell, transfer or otherwise dispose of a Special Retail Certificate and the right to receive the proceeds therefrom, as well as interest and principal distributions, as applicable, payable with respect thereto. The Trustee shall not be under any duty to determine independently the occurrence of the death of any deceased Certificate Owner. The Trustee may rely entirely upon documentation delivered to it pursuant to Section 5.09(c) in establishing the eligibility of any Certificate Owner to receive the priority accorded Deceased Holders in Section 5.09(a).

               (c) Requests for principal distributions to the Certificate Owner of any Special Retail Certificate must be made by delivering a written request therefor to the Depository Participant or Indirect Depository Participant that maintains the account evidencing such Certificate Owner's interest in such Certificate. In the case of a request on behalf of a Deceased Holder, appropriate evidence of death and any tax waivers are required to be forwarded to the Trustee under separate cover. The Depository Participant should in turn make the request of the Depository (or, in the case of an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant of such request, which Depository Participant should make the request of the Depository) in the manner required under the rules and regulations of the Depository's APUT System. Upon receipt of such request, the Depository will date and time stamp such request and forward such request to the Trustee. The Depository may establish such procedures as it deems fair and equitable to establish the order of receipt of requests for such distributions received by it on the same day. None of the Depositor, the Master Servicer or the Trustee shall be liable for any delay in delivery of requests for distributions or withdrawals of such requests by the Depository, a Depository Participant or any Indirect Depository Participant.

               The Trustee shall maintain a list of those Depository Participants representing the appropriate Certificate Owners of Special Retail Certificates that have submitted requests for principal distributions, together with the order of receipt and the amounts of such requests. Subject to the priorities described in Section 5.09(a) above, the Depository will honor requests for distributions in the order of their receipt. The Trustee shall notify the Depository as to which requests should be honored on each Distribution Date at least two Business Days prior to such Distribution Date and shall notify the Depository as to the portion of the Senior Principal Distribution Amount (together with any amounts available for distribution from the applicable Rounding Account) to be distributed to the Special Retail Certificates by mandatory distribution pursuant to Section 5.09(d). Requests shall be honored by the Depository in accordance with the procedures, and subject to the priorities and limitations, described in this Section 5.09. The exact procedures to be followed by the Trustee and the Depository for purposes of determining such priorities and limitations will be those established from time to time by the Trustee or the Depository, as the case may be. The decisions of the Trustee and the Depository concerning such matters will be final and binding on all affected Persons.

               Special Retail Certificates that have been accepted for a distribution shall be due and payable on the applicable Distribution Date. Such Certificates shall cease to bear interest after the last day of the calendar month preceding the month in which such Distribution Date occurs.

               Any Certificate Owner of a Special Retail Certificate that has requested a principal distribution may withdraw its request by so notifying in writing the Depository Participant or Indirect Depository Participant that maintains such Certificate Owner's account. If such account is maintained by an Indirect Depository Participant, such Indirect Depository Participant must notify the related Depository Participant which in turn must forward the withdrawal of such request, in the manner required under the rules and regulations of the Depository's APUT System, to the Depository to be forwarded to the Trustee. If such notice of withdrawal of a request for distribution has not been received by the Depository and forwarded to the Trustee on or before the Record Date for the next Distribution Date, the previously made request for a principal distribution will be irrevocable with respect to the making of principal distributions on such Distribution Date.

               If any requests for principal distributions are rejected by the Trustee for failure to comply with the requirements of this Section 5.09, the Trustee shall return such request to the appropriate Depository Participant with a copy to the Depository with an explanation as to the reason for such rejection.

               (d) If principal distributions to be made to any Class of the Special Retail Certificates on a Distribution Date exceed the aggregate amount of principal distribution requests for such Class which have been received on or before the applicable Record Date, as provided in Section 5.09(a) above, additional Special Retail Certificates of such Class will be selected to receive mandatory principal distributions in lots equal to $1,000 in accordance with the then-applicable random lot procedures of the Depository, and the then-applicable procedures of the Depository Participants and Indirect Depository Participants representing the Certificate Owners (which procedures may or may not be by random lot). The Trustee shall notify the Depository of the aggregate amount of the mandatory principal distribution to be made on the next Distribution Date. The Depository shall then allocate such aggregate amount among the Depository Participants on a random lot basis. Each Depository Participant and, in turn, each Indirect Depository Participant will then select, in accordance with its own procedures, Special Retail Certificates of such Class from among those held in its accounts to receive mandatory principal distributions, such that the total amount of principal distributed to the Special Retail Certificates of such Class so selected is equal to the aggregate amount of such mandatory distributions allocated to such Depository Participant by the Depository and to such Indirect Depository Participant by its related Depository Participant, as the case may be. Depository Participants and Indirect Depository Participants that hold Special Retail Certificates of such Class selected for mandatory principal distributions are required to provide notice of such mandatory distributions to the affected Certificate Owners.

               (e) Notwithstanding any provisions herein to the contrary, on each Distribution Date on and after the earlier of (i) the Senior Credit Support Depletion Date and (ii) the date on which any Realized Loss is allocated to any Class of Special Retail Certificates, distributions in reduction of the Class Certificate Balance of such Class will be made pro rata among the Certificate Owners of the Certificates of such Class and will not be made in integral multiples of $1,000 or pursuant to requests for distribution as permitted by
Section  5.09(a)  or by  mandatory  distributions  as  provided  for by  Section
5.09(d).

               (f) In the event that Definitive Certificates representing the Special Retail Certificates are issued pursuant to Section 6.02(c)(iii), an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Class Certificate Balance of each Class of the Special Retail Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Special Retail Certificates, with the provisions of this Section 5.09.


                                   ARTICLE VI

                                THE CERTIFICATES

               Section 6.01 The Certificates. The Classes of Senior Certificates and the Subordinate Certificates shall be substantially in the forms set forth in Exhibits A-1, A-2, A-3, A-4, A-5, A-6, A-7, A-8, A-9, A-10, A-11, A-12, A-13,
A-14,  A-15,  A-16,  A-17, A-18, A-19, A-20, A-21, A-22, A-23, A-24, A-25, A-PO,
A-R, B-1, B-2, B-3, B-4, B-5, B-6 and C (reverse of all Certificates) and shall, on original issue, be executed by the Trustee and shall be countersigned and delivered by the Trustee to or upon the order of the Depositor upon receipt by the Trustee of the documents specified in Section 2.01. The Senior Certificates (other than the Class A-PO and Class A-R Certificates) shall be available to investors in interests representing minimum dollar Certificate Balances of $1,000 and integral multiples of $1 in excess thereof. The Subordinate Certificates and the Class A-PO Certificates shall be available to investors in interests representing minimum dollar Certificate Balances of $25,000 and integral dollar multiples of $1 in excess thereof (except one Certificate of such Class may be issued with a different Certificate Balance). The Class A-R Certificate shall be in a minimum denomination of $100. The Senior Certificates (other than the Class A-R Certificate) and the Class B-1, Class B-2 and Class B-3 Certificates shall initially be issued in book-entry form through the Depository and all other Classes of Certificates shall initially be issued in definitive, fully-registered form.

               The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer or signatory. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Certificates or did not hold such offices or positions at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless such Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their countersignature.

               Section 6.02  Registration of Transfer and Exchange of
                             Certificates.

               (a) The Trustee shall cause to be kept at an office or agency in the city in which the Corporate Trust Office of the Trustee is located a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. The Trustee shall initially serve as Certificate Registrar for the purpose of registering Certificates and transfers and exchanges of Certificates as herein provided.

               (b) At the option of the Certificateholders, Certificates may be exchanged for other Certificates of authorized denominations of a like Class, tenor and aggregate Percentage Interest, upon surrender of the Certificates to be exchanged at any such office or agency. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute and the Trustee shall authenticate, countersign and deliver the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for transfer or exchange shall (if so required by the Trustee or the Certificate Registrar) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by, the Holder thereof or its attorney duly authorized in writing.

               (c)(1) Except as provided in paragraph (c)(iii) below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (A) registration of the Certificates may not be transferred by the Trustee except to another Depository; (B) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (C) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (D) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (E) the Trustee shall deal with the Depository as the representative of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of Holders under this Agreement, and requests and directions for and votes of the Depository shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (F) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

               (i) All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

               (ii) If (A) (1) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (2) the Trustee or the Depositor is unable to locate a qualified successor, (B) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository, (C) after the occurrence of an Event of Default or (D) in the event the Depository is unable to make the pro rata distributions required by
        Section 5.09(e), Certificate Owners representing at least 51% of the aggregate Class Certificate Balances of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registration, the Trustee shall issue the Definitive Certificates. None of the Servicers, the Depositor or the Trustee shall be liable for any delay in delivery of such instruction and may conclusively rely on, and shall be protected in relying on, such instructions. The Depositor shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates, the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder.

               (d) No transfer of a Private Certificate shall be made unless such transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless such transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and
(ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached hereto as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached hereto either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, either Seller, their affiliates or both. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferees designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

               (e) No transfer of an ERISA Restricted Certificate shall be made unless the transferee delivers to the Trustee either (i) a representation letter in the form of Exhibit H from the transferee of such Certificate, which representation letter shall not be an expense of the Depositor, the Trustee or either Servicer, or (ii) in the case of any ERISA Restricted Certificate presented for registration in the name of an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code, or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), or a trustee or custodian of any of the foregoing, an Opinion of Counsel in form and substance satisfactory to the Trustee and each Servicer to the effect that the purchase or holding of such ERISA Restricted Certificate by or on behalf of such Plan will not result in the assets of the Trust Estate being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA, the Code or Similar Law and will not subject the Trustee, the Depositor or either Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or either Servicer. Any transferee of an ERISA Restricted Certificate that does not comply with either clause (i) or (ii) of the preceding sentence will be deemed to have made one of the representations set forth in Exhibit H. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA Restricted Certificate to or on behalf of a Plan without the delivery to the Trustee and each Servicer of an Opinion of Counsel satisfactory to the Trustee and each Servicer as described above shall be void and of no effect.

               Neither the Trustee nor the Certificate Registrar shall have any liability for transfers of Book-Entry Certificates made through the book-entry facilities of the Depository or between or among any Depository Participants or Certificate Owners, made in violation of applicable restrictions. The Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and Persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

               To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA Restricted Certificate that is in fact not permitted by this Section 6.02 or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

               (f) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

                  (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

                  (ii) No Person shall acquire an Ownership Interest in a Residual Certificate unless such Ownership Interest is a pro rata undivided interest.

                  (iii) In connection with any proposed transfer of any Ownership Interest in a Residual Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I hereto from the proposed transferee.

                  (iv) Notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in a Residual Certificate to such proposed transferee shall be effected.

                  (v) No Ownership Interest in a Residual Certificate may be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds such Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of a Residual Certificate will not be disregarded for federal income tax purposes.

                  (vi) Any attempted or purported transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 6.02 shall be absolutely null and void and shall vest no rights in the purported transferee. If any purported transferee shall, in violation of the provisions of this Section 6.02, become a Holder of a Residual Certificate, then the prior Holder of such Residual Certificate that is a Permitted Transferee shall, upon discovery that the registration of transfer of such Residual Certificate was not in fact permitted by this Section 6.02, be restored to all rights as Holder thereof retroactive to the date of registration of transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02 or for making any distributions due on such Residual Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of the Agreement so long as the transfer was registered in accordance with this Section 6.02. The Trustee shall be entitled to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time such distributions were made all distributions made on such Residual Certificate. Any such distributions so recovered by the Trustee shall be distributed and delivered by the Trustee to the prior Holder of such Residual Certificate that is a Permitted Transferee.

                  (vii) If any Person other than a Permitted Transferee acquires any Ownership Interest in a Residual Certificate in violation of the restrictions in this Section 6.02, then the Trustee, based on information provided to the Trustee by either Servicer, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations. The expenses of the Trustee under this clause (vii) shall be reimbursable by the Trust.

                  (viii) No Ownership Interest in a Residual Certificate shall be acquired by a Plan or any Person acting on behalf of a Plan.

               (g) [Reserved]

               (h) No service charge shall be imposed for any transfer or exchange of Certificates of any Class, but the Trustee may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

               (i) All Certificates surrendered for transfer and exchange shall be destroyed by the Certificate Registrar.

               Section 6.03 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate is surrendered to the Certificate Registrar or the Certificate Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Trustee, the Depositor and the Certificate Registrar such security or indemnity reasonably satisfactory to each, to save each of them harmless, then, in the absence of actual notice to the Trustee or the Certificate Registrar that such Certificate has been acquired by a bona fide purchaser, the Trustee shall countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor, Class and Percentage Interest but bearing a number not contemporaneously outstanding. Upon the issuance of any new Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Certificate Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

               Section 6.04 Persons Deemed Owners. Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicers, the Trustee, the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee or the Certificate Registrar may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Section 5.01 and for all other purposes whatsoever, and none of the Depositor, the Servicers, the Trustee, the Certificate Registrar or any agent of the Servicers, the Trustee or the Certificate Registrar shall be affected by notice to the contrary.


                                   ARTICLE VII

                         THE DEPOSITOR AND THE SERVICERS

               Section 7.01 Respective Liabilities of the Depositor and the Servicers. The Depositor and the Servicers shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by the Depositor and the Servicers herein. By way of illustration and not limitation, the Depositor is not liable for the servicing and administration of the Mortgage Loans, nor is it obligated by Section 8.01 to assume any obligations of either Servicer or to appoint a designee to assume such obligations, nor is it liable for any other obligation hereunder that it may, but is not obligated to, assume unless it elects to assume such obligation in accordance herewith.

               Section 7.02 Merger or Consolidation of the Depositor or a Servicer. The Depositor and each Servicer will each keep in full effect its existence, rights and franchises as a separate entity under the laws governing its organization, and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, the Certificates or any of the Mortgage Loans and to perform its respective duties under this Agreement.

               Any Person into which the Depositor or either Servicer may be merged or consolidated, or any corporation resulting from any merger or consolidation to which the Depositor or either Servicer shall be a party, or any Person succeeding to the business of the Depositor or either Servicer, shall be the successor of the Depositor or such Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to a Servicer shall be qualified to service mortgage loans on behalf of FNMA or FHLMC.

               Section 7.03 Limitation on Liability of the Depositor, the Servicers and Others. None of the Depositor, the Servicers or any of the directors, officers, employees or agents of the Depositor or of either Servicer shall be under any liability to the Trust Estate or the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Servicers or any such Person against any breach of warranties or representations made herein or any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Servicers and any director, officer, employee or agent of the Depositor or either Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Depositor, the Servicers and any director, officer, employee or agent of the Depositor or either Servicer shall be indemnified by the Trust Estate and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor or either of the Servicers shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective duties under this Agreement and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor or either Servicer may in its discretion undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Estate, and the Depositor and such Servicer shall be entitled to be reimbursed therefor out of amounts attributable to the Mortgage Loans on deposit in the related Servicer Custodial Account as provided by
Section 3.11.

               Section 7.04 Depositor and Servicers Not to Resign. Subject to the provisions of Section 7.02, none of the Depositor or the Servicers shall resign from its respective obligations and duties hereby imposed on it except upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination permitting the resignation of the Depositor or either Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation by a Servicer shall become effective until the Trustee or a successor servicer shall have assumed such Servicer's responsibilities and obligations in accordance with Section 8.05 hereof.


                                  ARTICLE VIII

                                     DEFAULT

               Section 8.01 Events of Default. If any one of the following events ("Events of Default") shall occur and be continuing:

               (a) any failure by either Servicer to deposit amounts in the related Servicer Custodial Account in the amount and manner provided herein so as to enable the Trustee to distribute to Holders of Certificates any payment required to be made under the terms of such Certificates and this Agreement (other than the payments required to be made under Section 3.20) which continues unremedied for a period of five days; or

               (b) failure on the part of either Servicer duly to observe or perform in any material respect any other covenants or agreements of such Servicer set forth in the Certificates or in this Agreement, which covenants and agreements continue unremedied for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to such Servicer by the Trustee or the Depositor, or to the Servicers, the Depositor and the Trustee by the Holders of Certificates evidencing Voting Rights aggregating not less than 25% of all Certificates affected thereby; or

               (c) the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings against either Servicer, or for the winding up or liquidation of either Servicer's affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

               (d) the consent by either Servicer to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to such Servicer or of or relating to substantially all of its property; or either Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

               (e) the failure of either Servicer to remit any Periodic Advance required to be remitted by such Servicer pursuant to Section 3.20 which failure continues unremedied at 3:00 p.m. on the related Distribution Date;

then, and in each and every such case, so long as an Event of Default shall not have been remedied by the related Servicer, either the Trustee or the Depositor may, and at the direction of the Holders of Certificates evidencing Voting Rights aggregating not less than 51% of all Certificates affected thereby shall, by notice then given in writing to the related Servicer (and to the Trustee, if given by the Depositor, and to the Depositor, if given by the Trustee), terminate all of the rights and obligations of such Servicer under this Agreement. If an Event of Default described in clause (e) hereof shall occur, the Trustee shall, by notice to the related Servicer, terminate all of the rights and obligations of such Servicer under this Agreement and in and to the Mortgage Loans and proceeds thereof and the Trustee or a successor Servicer appointed pursuant to Section 8.05 shall make the Advance which such Servicer failed to make. On or after the receipt by a Servicer of such written notice, all authority and power of such Servicer under this Agreement, whether with respect to the Certificates or the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee pursuant to and under this Section 8.01, unless and until such time as the Trustee shall appoint a successor Servicer pursuant to
Section 8.05,  and,  without  limitation,  the Trustee is hereby  authorized and empowered to execute and deliver, on behalf of each Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement of the Mortgage Loans and related documents, or otherwise, including, without limitation, the recordation of the assignments of the
Mortgage Loans to it. Each Servicer agrees to cooperate with the Trustee in effecting the termination of the responsibilities and rights of such Servicer hereunder, including, without limitation, the transfer to the Trustee for the administration by it of all cash amounts that have been deposited by such Servicer in the related Servicer Custodial Account or thereafter received by such Servicer with respect to the Mortgage Loans. Upon obtaining notice or knowledge of the occurrence of any Event of Default, the Person obtaining such notice or knowledge shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency. All costs and expenses (including attorneys' fees) incurred in connection with transferring the Mortgage Files to the successor Servicer and amending this Agreement to reflect such succession as Servicer pursuant to this Section 8.01 shall be paid by the predecessor Servicer. Notwithstanding the termination of a Servicer pursuant hereto, such Servicer shall remain liable for any causes of action arising out of any Event of Default occurring prior to such termination.

               Section 8.02 Remedies of Trustee. During the continuance of any Event of Default, so long as such Event of Default shall not have been remedied, the Trustee, in addition to the rights specified in Section 8.01, shall have the right, in its own name as trustee of an express trust, to take all actions now or hereafter existing at law, in equity or by statute to enforce its rights and remedies and to protect the interests, and enforce the rights and remedies, of the Certificateholders (including the institution and prosecution of all judicial, administrative and other proceedings and the filing of proofs of claim and debt in connection therewith). Except as otherwise expressly provided in this Agreement, no remedy provided for by this Agreement shall be exclusive of any other remedy, and each and every remedy shall be cumulative and in addition to any other remedy and no delay or omission to exercise any right or remedy shall impair any such right or remedy or shall be deemed to be a waiver of any Event of Default.

               Section 8.03 Directions by Certificateholders and Duties of Trustee During Event of Default. During the continuance of any Event of Default, Holders of Certificates evidencing Voting Rights aggregating not less than 25% of each Class of Certificates affected thereby may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement; provided, however, that the Trustee shall be under no obligation to pursue any such remedy, or to exercise any of the trusts or powers vested in it by this Agreement (including, without limitation, (a) the conducting or defending of any administrative action or litigation hereunder or in relation hereto, and (b) the terminating of either Servicer or any successor Servicer from its rights and duties as servicer hereunder) at the request, order or direction of any of the Certificateholders, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby and, provided further, that, subject to the provisions of Section 9.01, the Trustee shall have the right to decline to follow any such direction if the Trustee, based upon an Opinion of Counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith determines that the action or proceeding so directed would involve it in personal liability or be unjustly prejudicial to the non-assenting Certificateholders.

               Section 8.04 Action upon Certain Failures of a Servicer and upon Event of Default. In the event that the Trustee shall have actual knowledge of any failure of either Servicer specified in Section 8.01(a) or (b) which would become an Event of Default upon such Servicer's failure to remedy the same after notice, the Trustee shall give notice thereof to such Servicer. If the Trustee shall have knowledge of an Event of Default, the Trustee shall give prompt written notice thereof to the Certificateholders.

               Section 8.05  Trustee to Act; Appointment of Successor.

               (a) On and after the time a Servicer receives a notice of termination pursuant to Section 8.01, the Trustee shall be the successor in all respects to such Servicer in its capacity as servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on such Servicer by the terms and provisions hereof or shall appoint a successor pursuant to Section 3.07. Notwithstanding anything provided herein to the contrary, under no circumstances shall any provision of this Agreement be construed to require the Trustee, acting in its capacity as successor to a Servicer in its obligation to make Advances, to advance, expend or risk its own funds or otherwise incur any financial liability in the performance of its duties hereunder if it shall have reasonable grounds for believing that such funds are non-recoverable. Subject to Section 8.05(b), as compensation therefor, the Trustee shall be entitled to such compensation as the terminated Servicer would have been entitled to hereunder if no such notice of termination had been given. Notwithstanding the above, the Trustee may, if it shall be unwilling so to act, or shall, if it is legally unable so to act, appoint, or petition a court of competent jurisdiction to appoint, any established housing and home finance institution having a net worth of not less than $10,000,000 as the successor to the terminated Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of such Servicer hereunder; provided, however, that any such institution appointed as successor Servicer shall not, as evidenced in writing by each Rating Agency, adversely affect the then current rating of any Class of Certificates immediately prior to the termination of the terminated Servicer. The appointment of a successor Servicer shall not affect any liability of the predecessor Servicer which may have arisen under this Agreement prior to its termination as Servicer, nor shall any successor Servicer be liable for any acts or omissions of the predecessor Servicer or for any breach by such Servicer of any of its representations or warranties contained herein or in any related document or agreement. Pending appointment of a successor to the terminated Servicer hereunder, unless the Trustee is prohibited by law from so acting, the Trustee shall act in such capacity as provided above. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.

               (b) In connection with the appointment of a successor Servicer or the assumption of the duties of a Servicer, as specified in Section 8.05(a), the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans serviced by the predecessor Servicer as it and such successor shall agree; provided, however, that any Person assuming the duties of a Servicer as successor to NationsBanc Mortgage Corporation or Bank of America, FSB shall pay to such predecessor an amount equal to the market value of the portion of the Servicing Fee that will accrue in the future due to the Servicing Fee Rate exceeding 0.25% per annum with respect to any Mortgage Loan. The "market value" of such portion of the Servicing Fee shall be determined by NationsBanc Mortgage Corporation or Bank of America, FSB, as applicable, on the basis of at least two quotations from third parties actively engaged in the servicing of single-family mortgage loans. If the successor Servicer does not agree that such market value is a fair price, such successor shall obtain two quotations of market value from third parties actively engaged in the servicing of single-family mortgage loans. The market value of the excess portion of the Servicing Fee will then be equal to the average of (i) the lowest figure obtained by NationsBanc Mortgage Corporation or Bank of America, FSB, as applicable, and (ii) the highest figure obtained by the successor Servicer. Payment of the amount calculated above shall be made to NationsBanc Mortgage Corporation or Bank of America, FSB, as applicable, by the successor Servicer no later than the last Business Day of the month in which such successor Servicer becomes entitled to receive the Servicing Fee under this Agreement. In no event will any portion of the Trust Estate be used to pay amounts due to NationsBanc Mortgage Corporation or Bank of America, FSB, as applicable, under this Section 8.05(b).

               (c) Any successor, including the Trustee, to a Servicer as servicer shall during the term of its service as servicer maintain in force (i) a policy or policies of insurance covering errors and omissions in the performance of its obligations as servicer hereunder and (ii) a fidelity bond in respect of its officers, employees and agents to the same extent as each Servicer is so required pursuant to Section 3.03.

               Section 8.06 Notification to Certificateholders. Upon any termination or appointment of a successor to a Servicer pursuant to this Article VIII, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register and to each Rating Agency.


                                   ARTICLE IX

                                   THE TRUSTEE

               Section 9.01  Duties of Trustee.

               (a) The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a reasonably prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs.

               The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement.

               (b) No provision of this Agreement shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misfeasance; provided, however, that:

                  (i) Prior to the occurrence of an Event of Default, and after the curing or waiver of all such Events of Default which may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee by the Depositor or the Servicers and which on their face, do not contradict the requirements of this Agreement;

                  (ii) The Trustee (in its individual capacity) shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

                  (iii) The Trustee (in its individual capacity) shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Certificateholders as provided in Section 8.03;

                  (iv) The Trustee shall not be charged with knowledge of any default (other than a default in payment to the Trustee) specified in clauses (a) and (b) of Section 8.01 or an Event of Default under clauses
        (c), (d) and (e) of Section 8.01 unless a Responsible Officer of the Trustee assigned to and working in the Corporate Trust Office obtains actual knowledge of such failure or event or any officer of the Trustee receives written notice of such failure or event at its Corporate Trust Office from a Servicer, the Depositor or any Certificateholder; and

                  (v) Except to the extent provided in Section 8.05, no provision in this Agreement shall require the Trustee to expend or risk its own funds (including, without limitation, the making of any Advance as successor Servicer) or otherwise incur any personal financial liability in the performance of any of its duties as Trustee hereunder, or in the exercise of any of its rights or powers, if the Trustee shall have reasonable grounds for believing that repayment of funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               Section 9.02  Certain Matters Affecting the Trustee.

               Except as otherwise provided in Section 9.01:

                  (i) The Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (ii) The Trustee may consult with counsel and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

                  (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

                  (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

                  (v) Prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default which may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders or Certificate or any Class evidencing, as to such Class, Percentage Interests, aggregating not less than 50%; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability or payment of such estimated expenses as a condition to so proceeding; and

                  (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

               Section 9.03 Trustee Not Liable for Certificates or Mortgage Loans. The recitals contained herein and in the Certificates (other than the execution of, and the counter-signature on the Certificates) shall be taken as the statements of the Depositor or Servicers, as applicable, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or any Mortgage Loans save that the Trustee represents that, assuming due execution and delivery by the other parties hereto, this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject, as to enforcement of remedies, to applicable insolvency, receivership, moratorium and other laws affecting the rights of creditors generally, and to general principles of equity and the discretion of the court (regardless of whether enforcement of such remedies is considered in a proceeding in equity or at law). The Trustee shall not be accountable for the use or application by the Depositor of funds paid to the Depositor in consideration of the assignment of the Mortgage Loans hereunder by the Depositor, or for the use or application of any funds paid to Subservicers or the Servicers in respect of the Mortgage Loans or deposited into the Servicer Custodial Accounts, or any other account hereunder (other than the Certificate Account) by a Servicer.

               The Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Mortgage or any Mortgage Loan, or the perfection and priority of any Mortgage or the maintenance of any such perfection and priority or for or with respect to the sufficiency of the Trust or its ability to generate the payments to be distributed to Certificateholders under this Agreement, including, without limitation: the existence, condition and ownership of any Mortgaged Property; the existence and enforceability of any hazard insurance thereon (other than if the Trustee shall assume the duties of a Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the successor Servicer); the validity of the assignment of any Mortgage Loan to the Trustee or of any intervening assignment; the completeness of any Mortgage Loan; the performance or enforcement of any Mortgage Loan (other than if the Trustee shall assume the duties of a Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); the compliance by the Depositor or the Servicers with any warranty or representation made under this Agreement or in any related document or the accuracy of any such warranty or representation; any investment of monies by or at the direction of a Servicer or any loss resulting therefrom, it being understood that the Trustee shall remain responsible for any Trust property that it may hold in its individual capacity; the acts or omissions of any of the Depositor, the Servicers (other than if the Trustee shall assume the duties of a Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer), any Subservicer or any Mortgagor; any action of a Servicer (other than if the Trustee shall assume the duties of a Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer) or any Subservicer taken in the name of the Trustee; the failure of a Servicer or any Subservicer to act or perform any duties required of it as agent of the Trustee hereunder; or any action by the Trustee taken at the instruction of a Servicer (other than if the Trustee shall assume the duties of a Servicer pursuant to Section 8.05 and thereupon only for the acts or omissions of the Trustee as successor Servicer); provided, however, that the foregoing shall not relieve the Trustee of its obligation to perform its duties under this Agreement, including, without limitation, the Trustee's review of the Mortgage Files pursuant to Section 2.02. The Trustee shall file any financing or continuation statement in any public office at any time required to maintain the perfection of any security interest or lien granted to it hereunder.

               Section 9.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights it would have if it were not Trustee and may otherwise deal with the Servicers, any Subservicer or any of their respective affiliates with the same right it would have if it were not the Trustee.

               Section 9.05 Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority and (c) with respect to every successor trustee hereunder either an institution (i) the long-term unsecured debt obligations of which are rated at least "A" by S&P and "A" by Fitch or (ii) whose serving as Trustee hereunder would not result in the lowering of the ratings originally assigned to any Class of Certificates. The Trustee shall not be an affiliate of the Depositor or either Servicer. If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.05, the combined capital and surplus of such corporation or banking association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provision of this Section 9.05, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.06.

               Section 9.06 Resignation and Removal of Trustee. The Trustee may at any time resign and be discharged from the trust hereby created by giving written notice thereof to the Servicers and mailing a copy of such notice to all Holders of record. The Trustee shall also mail a copy of such notice of resignation to each Rating Agency. Upon receiving such notice of resignation, the Servicers shall use their best efforts to promptly appoint a mutually acceptable successor Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor Trustee. If no successor Trustee shall have been so appointed and shall have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

               If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.05 and shall fail to resign after written request therefor by the Servicers, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Servicers may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor.

               The Holders of Certificates evidencing not less than 50% of the Voting Rights may at any time remove the Trustee by written instrument or instruments delivered to the Servicers and the Trustee; the Servicers shall thereupon use their best efforts to appoint a mutually acceptable successor Trustee in accordance with this Section 9.06.

               Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 9.06 shall become effective upon acceptance of appointment by the successor Trustee as provided in Section 9.07.

               Section 9.07 Successor Trustee. Any successor Trustee appointed as provided in Section 9.06 shall execute, acknowledge and deliver to the Servicers and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Trustee herein. The predecessor Trustee shall duly assign, transfer, deliver and pay over to the successor Trustee the whole of the Mortgage Files and related documents and statements held by it hereunder, together with all instruments of transfer and assignment or other documents properly executed as may be reasonably required to effect such transfer and such of the records or copies thereof maintained by the predecessor Trustee in the administration hereof as may be reasonably requested by the successor Trustee and shall thereupon be discharged from all duties and responsibilities under this Agreement; provided, however, that if the predecessor Trustee has been terminated pursuant to the third paragraph of Section 9.06, all reasonable expenses of the predecessor Trustee incurred in complying with this Section 9.07 shall be reimbursed by the Trust.

               No successor Trustee shall accept appointment as provided in this
Section 9.07 unless at the time of such appointment such successor Trustee shall be eligible under the provisions of Section 9.05.

               Upon acceptance of appointment by a successor Trustee as provided in this Section 9.07, the Servicers shall cooperate to mail notice of the succession of such Trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register and to each Rating Agency. If the Servicers fail to mail such notice within ten days after acceptance of appointment by the successor Trustee, the successor Trustee shall cause such notice to be mailed at the expense of the Servicers.

               Section 9.08 Merger or Consolidation of Trustee. Any corporation or banking association into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation or banking association succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, if such corporation or banking association is eligible under the provisions of Section 9.05, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

               Section 9.09 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any of the provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any Mortgaged Property may at the time be located or for any other reason, the related Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee as co-trustee or separate trustee of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity, such title to the Trust Estate, or any part thereof, and, subject to the other provision of this Section 9.09, such powers, duties, obligations, rights and trusts as such Servicer and the Trustee may consider necessary or desirable. If a Servicer shall not have joined in such appointment within ten days after the receipt by it of a request to do so, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor Trustee under Section 9.05 and no notice to Holders of Certificates of the appointment of co-trustee(s) or separate trustee(s) shall be required under Section 9.07.

               In the  case  of any  appointment  of a  co-trustee  or  separate trustee pursuant to this Section 9.09, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to a Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee. No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; provided, however, that no appointment of a co-trustee or separate trustee hereunder shall relieve the Trustee of its obligations hereunder.

               Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

               Any separate trustee or co-trustee may, at any time, constitute the Trustee, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall become incapable of acting, resign or be removed, or shall be adjudged a bankrupt or insolvent, or a receiver of its property shall be appointed, or any public officer shall take charge or control of such trustee or co-trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

               Section 9.10 Authenticating Agents. The Trustee may appoint one or more authenticating agents ("Authenticating Agents") which shall be authorized to act on behalf of the Trustee in authenticating or countersigning Certificates. Initially, the Authenticating Agent shall be The Bank of New York. Wherever reference is made in this Agreement to the authentication or countersigning of Certificates by the Trustee or the Trustee's certificate of authentication or countersigning, such reference shall be deemed to include authentication or countersigning on behalf of the Trustee by an Authenticating Agent and a certificate of authentication or countersignature executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent must be acceptable to the Servicers and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any State, having a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by Federal or State authorities.

               Any corporation or banking association into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation or banking association resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation or banking association succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

               Any Authenticating Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicers. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Servicers. Upon receiving a notice of resignation or upon such a termination, or in case, at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 9.10, the Trustee may appoint a successor
Authenticating Agent, shall give written notice of such appointment to the Servicers and shall mail notice of such appointment to all Certificateholders. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent.

               Section  9.11  Trustee's  Fees  and  Expenses.  The  Trustee,  as
compensation for its activities hereunder, shall be entitled to receive on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date pursuant to Section 5.02(a). The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Trust and held harmless against any loss, liability or expense (including reasonable attorney's fees) (a)
incurred in connection with any claim or legal action relating to (i) this Agreement, (ii) the Certificates, or (iii) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of any of the Trustee's duties hereunder, (b) resulting from any tax or information return which was prepared by, or should have been prepared by, the related Servicer and (c) arising out of the transfer of any Private Certificate not in compliance with ERISA. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's gross negligence, bad faith or willful misconduct, the Trust shall reimburse the Trustee for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement to the extent permitted by Treasury Regulations Section 1.860G-1(b)(3)(ii) and (iii); provided, however, that the Depositor and the Trustee intend to enter into a separate agreement for custody-related services. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Certificate Registrar or Paying Agent hereunder or for any other expenses.

               Section 9.12  [Reserved]

               Section 9.13 Paying Agents. The Trustee may appoint one or more Paying Agents (each, a "Paying Agent") which shall be authorized to act on behalf of the Trustee in making withdrawals from the Certificate Account and distributions to Certificateholders as provided in Section 3.08 and Section
5.02. Wherever reference is made in this Agreement to the withdrawal from the Certificate Account by the Trustee, such reference shall be deemed to include such a withdrawal on behalf of the Trustee by a Paying Agent. Initially, the Paying Agent shall be The Bank of New York. Whenever reference is made in this Agreement to a distribution by the Trustee or the furnishing of a statement to Certificateholders by the Trustee, such reference shall be deemed to include such a distribution or furnishing on behalf of the Trustee by a Paying Agent. Each Paying Agent shall provide to the Trustee such information concerning the Certificate Account as the Trustee shall request from time to time. Each Paying Agent must be reasonably acceptable to the Servicers and must be a corporation or banking association organized and doing business under the laws of the United States of America or of any state, having (except in the case of the Trustee) a principal office and place of business in New York, New York, having a combined capital and surplus of at least $15,000,000, authorized under such laws to do a trust business and subject to supervision or examination by federal or state authorities.

               Any corporation into which any Paying Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Paying Agent shall be a party, or any corporation succeeding to the corporate agency business of any Paying Agent, shall continue to be the Paying Agent provided that such corporation after the consummation of such merger, conversion, consolidation or succession meets the eligibility requirements of this Section 9.13.

               Any Paying Agent may at any time resign by giving written notice of resignation to the Trustee and to the Servicers; provided that the Paying Agent has returned to the Certificate Account or otherwise accounted, to the reasonable satisfaction of the Trustee, for all amounts it has withdrawn from the Certificate Account. The Trustee may, upon prior written approval of the Servicers, at any time terminate the agency of any Paying Agent by giving written notice of termination to such Paying Agent and to the Servicers. Upon receiving a notice of resignation or upon such a termination, or in case at any time any Paying Agent shall cease to be eligible in accordance with the provisions of the first paragraph of this Section 9.13, the Trustee may appoint, upon prior written approval of the Servicers, a successor Paying Agent, shall give written notice of such appointment to the Servicers and shall mail notice of such appointment to all Certificateholders. Any successor Paying Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Paying Agent. The Trustee shall remain liable for any duties and obligations assumed by its appointed Paying Agent.

               Section 9.14 Limitation of Liability. The Certificates are executed by the Trustee, not in its individual capacity but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it by this Agreement. Each of the undertakings and agreements made on the part of the Trustee in the Certificates is made and intended not as a personal undertaking or agreement by the Trustee but is made and intended for the purpose of binding only the Trust.

               Section 9.15 Trustee May Enforce Claims Without Possession of Certificates. All rights of action and claims under this Agreement or the Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and such preceding instituted by the Trustee shall be brought in its own name or in its capacity as Trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursement and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been recovered.

               Section 9.16 Suits for Enforcement. In case an Event of Default or other default by a Servicer or the Depositor hereunder shall occur and be continuing, the Trustee, in its discretion, may proceed to protect and enforce its rights and the rights of the Holders of Certificates under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy, as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee and the Certificateholders.

               Section 9.17 Waiver of Bond Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee post a bond or other surety with any court, agency or body whatsoever.

               Section 9.18 Waiver of Inventory, Accounting and Appraisal Requirement. The Trustee shall be relieved of, and each Certificateholder hereby waives, any requirement of any jurisdiction in which the Trust, or any part thereof, may be located that the Trustee file any inventory, accounting or appraisal of the Trust with any court, agency or body at any time or in any manner whatsoever.

               Section 9.19 Year 2000 Compliance. The Trustee warrants that it will use commercially reasonable efforts to ensure that the computer software and hardware systems ("Systems") that are owned by the Trustee and used to provide the services are 2000 Compliant or will be made 2000 Compliant before December 31, 1999. With respect to software that the Trustee licenses from third parties and uses in providing the services ("Third Party Software"), the Trustee warrants that it has used or will use commercially reasonable efforts to test the same by September 30, 1999 to certify, in accordance with the Trustee's standard practices, that the Third Party Software is 2000 Compliant. If the Trustee cannot certify any Third Party Software as 2000 Compliant, the Trustee will use commercially reasonable efforts to replace such Third Party Software with software that is warranted or certified by its vendor as 2000 Compliant, if such replacement is available, compatible with the Trustee's Systems and deemed by the Trustee as appropriate under the circumstances. In the event that the Trustee uses third party service providers to provide the services or any portion thereof ("Third Party Services"), the Trustee warrants that it has in place a program under which it will use commercially reasonable efforts to contact such service providers and obtain from them assurances that the Systems that they use in providing services are 2000 Compliant. Notwithstanding the foregoing, the Trustee cannot and does not warrant that the Systems, Third Party Software or Third Party Services will continue to interface with the hardware, firmware, software (including operating systems), records or data used by the third parties. As used herein, the term "2000 Compliant" means that the Systems, Third Party Software and Third Party Services will function without material error caused by the introduction of dates falling on or after January 1, 2000.


                                    ARTICLE X

                                   TERMINATION

               Section 10.01 Termination upon Purchase by the Depositor or Liquidation of All Mortgage Loans. Subject to Section 10.02, the respective obligations and responsibilities of the Depositor, the Servicers and the Trustee created hereby (other than the obligation of Trustee to make certain payments to Certificateholders after the Final Distribution Date and to send certain notices as hereinafter set forth and the obligations of the Trustee pursuant to Sections 5.04(b) and 5.05(b)) shall terminate upon the last action required to be taken by the Trustee on the Final Distribution Date pursuant to this Article X following the earlier of (a) the purchase by the Depositor of all Mortgage Loans and all REO Property remaining in the Trust Estate at a price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than any Mortgage Loan as to which REO Property has been acquired and whose fair market value is included pursuant to clause (ii) below) and (ii) the fair market value of such REO Property (as determined by the Depositor as of the close of business on the third Business Day next preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the third paragraph of this Article X), plus any Class Unpaid Interest Shortfall for any Class of Certificates as well as one month's interest at the related Mortgage Rate on the Stated Principal Balance of each Mortgage Loan (including any Mortgage Loan as to which REO Property has been acquired) or (b) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Estate or the disposition of all REO Property; provided, however, that in no event shall the Trust created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

               The right of the Depositor to repurchase all Mortgage Loans pursuant to (a) above is conditioned upon the Pool Stated Principal Balance as of the Final Distribution Date being less than 10% of the Cut-Off Date Pool Principal Balance. If such right is exercised, the Trustee shall, promptly following payment of the purchase price, release to the Depositor or its designee the Mortgage Files pertaining to the Mortgage Loans being purchased.

               Notice of any termination, specifying the Final Distribution Date (which shall be a date that would otherwise be a Distribution Date) upon which the Certificateholders may surrender their Certificates to the Trustee for payment of the final distribution and for cancellation, shall be given promptly by the Depositor (if exercising its right to purchase the assets of the Trust) or by the Trustee (in any other case) by letter to Certificateholders mailed not earlier than the 15th day and not later than the 25th day of the month next preceding the month of such final distribution specifying (1) the Final Distribution Date upon which final payment of the Certificates will be made upon presentation and surrender of Certificates at the office or agency of the Trustee therein designated, (2) the amount of any such final payment and (3) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificates at the office or agency of the Trustee therein specified. If the Depositor is obligated to give notice to Certificateholders as aforesaid, it shall give such notice to the Trustee and the Certificate Registrar at the time such notice is given to Certificateholders. In the event such notice is given by the Depositor, the Depositor shall deposit in the Certificate Account on or before the Final Distribution Date in immediately available funds an amount equal to the amount necessary to make the amount, if any, on deposit in the Certificate Account on the Final Distribution Date equal to the purchase price for the related assets of the Trust computed as above provided together with a statement as to the amount to be distributed on each Class of Certificates pursuant to the next succeeding paragraph.

               Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to Certificateholders of each Class, in the order set forth in Section 5.02 hereof, on the final Distribution Date and in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Certificates, the Class Certificate Balance thereof plus (a) accrued interest thereon in the case of an interest bearing Certificate and (b) the Class A-PO Deferred Amount with respect to the Class A-PO Certificates, and (II) as to the Class A-R Certificate, the amounts, if any, which remain on deposit in the Certificate Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

               If  all  of  the   Certificateholders   do  not  surrender  their
Certificates  for  final  payment  and  cancellation  on  or  before  the  Final
Distribution Date, the Trustee shall on such date cause all funds in the Certificate Account not distributed in final distribution to Certificateholders to continue to be held by the Trustee in an Eligible Account for the benefit of such Certificateholders and the Depositor (if it exercised its right to purchase the assets of the Trust Estate) or the Trustee (in any other case) shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds on deposit in such Eligible Account.

               Section 10.02 Additional Termination Requirements.

               (a)If the Depositor  exercises its purchase option as provided in
Section 10.01, the Trust shall be terminated in accordance with the following additional requirements, unless the Trustee has received an Opinion of Counsel to the effect that the failure of the Trust to comply with the requirements of this Section 10.02 will not (i) result in the imposition of taxes on "prohibited transactions" of the Trust as defined in Section 860F of the Code, or (ii) cause the Trust Estate to fail to qualify as a REMIC at any time that any Certificates are outstanding:

                  (i) within 90 days prior to the Final Distribution Date set forth in the notice given by the Depositor under Section 10.01, the Trustee shall sell all of the assets of the Trust Estate to the Depositor for cash; and

                  (ii)the notice given by the Depositor or the Trustee pursuant to Section 10.01 shall provide that such notice constitutes the adopting of a plan of complete liquidation of the REMIC as of the date of such notice (or, if earlier, the date on which such notice was mailed to Certificateholders). The Trustee shall also specify such date in the final tax return of the REMIC.

               (b)By their acceptance of the Residual Certificate, the Holder thereof hereby agrees to take such other action in connection with such plan of complete liquidation as may be reasonably requested by the Depositor.


                                   ARTICLE XI

                            MISCELLANEOUS PROVISIONS

               Section 11.01 Amendment. This Agreement may be amended from time to time by the Depositor, the Servicers and the Trustee without the consent of any of the Certificateholders, (i) to cure any ambiguity or mistake, (ii) to correct or supplement any provisions herein or therein which may be inconsistent with any other provisions herein or therein, (iii) to modify, eliminate or add to any of its provisions to such extent as shall be necessary to maintain the qualification of the Trust Estate as a REMIC at all times that any Certificates are outstanding or to avoid or minimize the risk of the imposition of any tax on the REMIC pursuant to the Code that would be a claim against the Trust Estate, provided that (a) the Trustee has received an Opinion of Counsel to the effect that such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (b) such action shall not, as evidenced by such Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, (iv) to change the timing and/or nature of deposits into the Certificate Account provided that (a) such change shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder and (b) such change shall not adversely affect the then-current rating of the Senior Certificates, the Class B-1 Certificates, the Class B-2 Certificates, the Class B-3 Certificates, the Class B-4 Certificates or the Class B-5 Certificates as evidenced by a letter from each Rating Agency rating such Certificates to such effect and (v) to make any other provisions with respect to matters or questions arising under this Agreement which shall not be materially inconsistent with the provisions of this Agreement, provided that such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Certificateholder, provided that the amendment shall not be deemed to adversely affect in any material respect the interests of the Certificateholders and no Opinion of Counsel to that effect shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

               This Agreement may also be amended from time to time by the Depositor, the Servicers and the Trustee, with the consent of the Holders of Certificates of each Class of Certificates which is affected by such amendment, evidencing, as to each such Class of Certificates, Percentage Interests aggregating not less than 66-2/3%, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of such Certificates; provided, however, that no such amendment shall (A) reduce in any manner the amount of, or delay the timing of, collections of payments on Mortgage Loans or distributions which are required to be made on any Certificate without the consent of the Holder of such Certificate or (B) reduce the aforesaid percentage required to consent to any such amendment, without the consent of the Holders of all Certificates then Outstanding.

               Prior to the solicitation of consent of Certificateholders in connection with any such amendment, the party seeking such amendment shall furnish the Trustee with an Opinion of Counsel stating whether such amendment would adversely affect the qualification of the Trust Estate as a REMIC and notice of the conclusion expressed in such Opinion of Counsel shall be included with any such solicitation. An amendment made with the consent of all Certificateholders and executed in accordance with this Section 11.01 shall be permitted or authorized by this Agreement notwithstanding that such Opinion of Counsel may conclude that such amendment would adversely affect the qualification of the Trust Estate as a REMIC.

               Promptly after the execution of any such amendment or consent the Trustee shall furnish written notification of the substance of or a copy of such amendment to each Certificateholder and to each Rating Agency.

               It shall not be necessary for the consent of Certificateholders under this Section 11.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

               Section 11.02 Recordation of Agreement. This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by either Servicer and at its expense on direction by the Trustee, who will act at the direction of Holders of Certificates evidencing not less than 50% of all Voting Rights, but only upon direction of the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of Certificateholders.

               For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

               Section 11.03 Limitation on Rights of Certificateholders. The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

               No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

               No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of default and of the continuance thereof, as provided herein, and unless also the Holders of Certificates evidencing Percentage Interests aggregating not less than 25% of each Class of Certificates affected thereby shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 11.03, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

               Section 11.04 Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS THEREOF, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

               Section 11.05 Notices. All demands, notices, instructions, directions, requests and communications required to be delivered hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at or mailed by certified mail, return receipt requested, (provided, however, that notices to the Trustee shall be deemed effective upon receipt) to
(a) in the case of the Depositor, Bank of America Mortgage Securities, Inc., 345 Montgomery Street, Lower Level #2, Unit #8152, San Francisco, California 94104,
Attention: Russell Thompson, (b) in the case of the NMC Servicer, NationsBanc Mortgage Corporation, 101 East Main Street, Suite 400, Louisville, Kentucky
40202,  Attention:  Servicing  Manager,  with a copy  to:  NationsBanc  Mortgage
Corporation, 201 North Tryon Street, 14th Floor, Charlotte, North Carolina 28255, Attention: General Counsel and Treasurer, (c) in the case of the BA Servicer, Bank of America, FSB, 10200 Valley View Street, Cypress, California 90630, Attention: Brian Shea, (d) in the case of the Trustee, 101 Barclay Street
- 12E, New York, New York 10286,  Attention:  Corporate  Trust - MBS Group (Fax:
(212) 815-5309), (d) in the case of S&P, Standard & Poor's, a division of The McGraw-Hill Companies, Inc., 55 Water Street, New York, New York 10041, Attn:
Mortgage Surveillance Group, and (e) in the case of Fitch, Fitch IBCA, Inc., One State Street Plaza, New York, New York 10004, Attn: Residential Mortgage Surveillance Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Holder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

               Section 11.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

               Section 11.07 Certificates Nonassessable and Fully Paid. It is the intention of the Trustee that Certificateholders shall not be personally liable for obligations of the Trust Estate, that the beneficial ownership interests represented by the Certificates shall be nonassessable for any losses or expenses of the Trust Estate or for any reason whatsoever, and that Certificates upon execution, countersignature and delivery thereof by the Trustee pursuant to Section 6.01 are and shall be deemed fully paid.

               Section 11.08 Access to List of Certificateholders. The Certificate Registrar will furnish or cause to be furnished to the Trustee, within 15 days after the receipt of a request by the Trustee in writing, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders.

               If three or more Certificateholders apply in writing to the Trustee, and such application states that the applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee. If such a list is as of a date more than 90 days prior to the date of receipt of such applicants' request, the Trustee shall promptly request from the Certificate Registrar a current list as provided above, and shall afford such applicants access to such list promptly upon receipt.

               Every Certificateholder, by receiving and holding such list, agrees with the Certificate Registrar and the Trustee that neither the Certificate Registrar nor the Trustee shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the
Certificateholders hereunder, regardless of the source from which such information was derived.

               Section 11.09 Recharacterization. The parties to this Agreement intend the conveyance by the Depositor to the Trustee of all of its right, title and interest in and to the Mortgage Loans pursuant to this Agreement to constitute a purchase and sale and not a loan. Notwithstanding the foregoing, to the extent that such conveyance is held not to constitute a sale under applicable law, it is intended that this Agreement shall constitute a security agreement under applicable law and that the Depositor shall be deemed to have granted to the Trustee a first priority security interest in all of the Depositor's right, title and interest in and to the Mortgage Loans.

               IN WITNESS WHEREOF, the Depositor, the Servicers and the Trustee have caused this Agreement to be duly executed by their respective officers thereunto duly authorized to be hereunto affixed, all as of the day and year first above written.


                             BANK OF AMERICA MORTGAGE SECURITIES, INC.,
                                as Depositor


                             By:
                                -------------------------------------
                                Name:  Sharon Joseph
                                Title:    Vice President


                             NATIONSBANC MORTGAGE CORPORATION,
                                as Servicer


                             By:
                                -------------------------------------
                                Name:  Robert J. Debenedet
                                Title:    Vice President


                             BANK OF AMERICA, FSB,
                                as Servicer


                             By:
                                -------------------------------------
                                Name:  Russell Thompson
                                Title:    Vice President


                             THE BANK OF NEW YORK,
                                as Trustee


                             By:
                                -------------------------------------
                                Name:  Kelly Sheahan
                                Title:    Assistant Vice President

STATE OF NEW YORK     )
                      )       ss.:
COUNTY OF NEW YORK    )


               On the 24th day of June, 1999, before me, a notary public in and for the State of New York, personally appeared Kelly Sheahan, known to me who, being by me duly sworn, did depose and say that she is an Assistant Vice President of The Bank of New York, a New York banking corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.



                                         ---------------------------------------
                                                     Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA      )
                             )       ss.:
COUNTY OF MECKLENBURG        )


               On the 24th day of June, 1999, before me, a notary public in and for the State of North Carolina, personally appeared Robert J. Debenedet, known to me who, being by me duly sworn, did depose and say that he is a Vice President of NationsBanc Mortgage Corporation, a Texas corporation, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.




                                         ---------------------------------------
                                                     Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA      )
                             )   ss.:
COUNTY OF MECKLENBURG        )


               On the 24th day of June, 1999, before me, a notary public in and for the State of North Carolina, personally appeared Russell Thompson, known to me who, being by me duly sworn, did depose and say that he is an Vice President of Bank of America, FSB, a federal savings bank, one of the parties that executed the foregoing instrument; and that he signed his name thereto by order of the Board of Directors of such corporation.




                                         ---------------------------------------
                                                     Notary Public

[Notarial Seal]

My commission expires ____________.

STATE OF NORTH CAROLINA      )
                             )    ss.:
COUNTY OF MECKLENBURG        )


               On the 24th day of June, 1999, before me, a notary public in and for the State of North Carolina, personally appeared Sharon Joseph, known to me who, being by me duly sworn, did depose and say that she is the Vice President of Bank of America Mortgage Securities, Inc. a Delaware corporation, one of the parties that executed the foregoing instrument; and that she signed her name thereto by order of the Board of Directors of such corporation.




                                         ---------------------------------------
                                                     Notary Public

[Notarial Seal]

My commission expires ____________.

                                   EXHIBIT A-1

                   [FORM OF FACE OF CLASS A-1 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $71,133,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 FM 9

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on June 24, 1999, and based on its issue price of 98.22778%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% PSA (as defined in the Prospectus Supplement dated June 17, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 1.77222222%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.07%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-2

                   [FORM OF FACE OF CLASS A-2 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $15,000,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 FN 7

      This  certifies  that  ________________  is the  registered  owner  of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-3

                   [FORM OF FACE OF CLASS A-3 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $108,160,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 FP 2

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on June 24, 1999, and based on its issue price of 97.97778%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% PSA (as defined in the Prospectus Supplement dated June 17, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 2.02222222%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.15%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-4

                   [FORM OF FACE OF CLASS A-4 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-4

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $20,000,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 FQ 0

      This  certifies  that  ________________  is the  registered  owner  of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on June 24, 1999, and based on its issue price of 95.82153%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% PSA (as defined in the Prospectus Supplement dated June 17, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 4.17847222%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.46%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-5

                   [FORM OF FACE OF CLASS A-5 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-5

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $4,459,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 FR 8

      This  certifies  that  _______________  is  the  registered  owner  of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-6

                   [FORM OF FACE OF CLASS A-6 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-6

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,776,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 FS 6

      This  certifies  that  _______________  is  the  registered  owner  of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-7

                   [FORM OF FACE OF CLASS A-7 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-7

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-7

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,650,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 FT 4

      This  certifies  that  _______________  is  the  registered  owner  of the
Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-8

                   [FORM OF FACE OF CLASS A-8 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-8

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-8

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,309,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 FU 1

      This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-9

                   [FORM OF FACE OF CLASS A-9 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-9

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-9

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,823,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 FV 9

      This certifies that _____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-10

                   [FORM OF FACE OF CLASS A-10 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-10

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-10

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,551,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 FW 7

      This certifies that ______________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-11

                   [FORM OF FACE OF CLASS A-11 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-11

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-11

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,245,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 FX 5

      This certifies that ____________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-12

                   [FORM OF FACE OF CLASS A-12 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-12

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF  THE CERTIFICATE  BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY
AS  DESCRIBED  IN   THE  POOLING  AND  SERVICING  AGREEMENT  REFERENCED  HEREIN.
ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-12

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $808,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 GS 5

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-13

                   [FORM OF FACE OF CLASS A-13 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-13

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-13

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,363,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 FY 3

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-14

                   [FORM OF FACE OF CLASS A-14 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-14

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-14

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $553,929.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 FZ 0

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-15

                   [FORM OF FACE OF CLASS A-15 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-15

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-15

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $2,090,000.00

Pass-Through Rate:            7.000%

CUSIP No.:                    060506 GA 4

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-16

                   [FORM OF FACE OF CLASS A-16 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-16

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-16

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,665,000.00

Pass-Through Rate:            Step Coupon

CUSIP No.:                    060506 GB 2

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      During the first twelve Interest Accrual Periods, the Pass-Through Rate shall be 8.000% per annum. After that time, the Pass-Through Rate shall be 7.000%.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-17

                   [FORM OF FACE OF CLASS A-17 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-17

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-17

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,053,000.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 GC 0

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-18

                   [FORM OF FACE OF CLASS A-18 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-18

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-18

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,776,000.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 GD 8

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-19

                   [FORM OF FACE OF CLASS A-19 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-19

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-19

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $13,867,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 GE 6

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on June 24, 1999, and based on its issue price of 95.85278%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% PSA (as defined in the Prospectus Supplement dated June 17, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 4.14722222%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.47%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-20

                   [FORM OF FACE OF CLASS A-20 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-20

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-20

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $125,000,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 GF 3

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on June 24, 1999, and based on its issue price of 98.16528%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% PSA (as defined in the Prospectus Supplement dated June 17, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 1.83472222%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.08%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-21

                   [FORM OF FACE OF CLASS A-21 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-21

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-21

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $19,401,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 GG 1

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on June 24, 1999, and based on its issue price of 92.60278%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% PSA (as defined in the Prospectus Supplement dated June 17, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 7.39722222%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.63%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-22

                   [FORM OF FACE OF CLASS A-22 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-22

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-22

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $4,088,006.00

CUSIP No.:                    060506 GH 9

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-22 Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on June 24, 1999, at an issue price of 48.00000% and a stated redemption price at maturity equal to its initial principal balance, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% PSA (as defined in the Prospectus Supplement dated June 17, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 52.00000000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 6.02%.
There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-23

                   [FORM OF FACE OF CLASS A-23 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-23

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-23

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $10,373,962.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 GJ 5

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on June 24, 1999, and based on its issue price of 91.29028%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% PSA (as defined in the Prospectus Supplement dated June 17, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 8.70972222%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.38%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-24

                   [FORM OF FACE OF CLASS A-24 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-24

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-24

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $48,000,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 GK 2

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on June 24, 1999, and based on its issue price of 94.04028%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% PSA (as defined in the Prospectus Supplement dated June 17, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 5.95972222%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.30%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-25

                   [FORM OF FACE OF CLASS A-25 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-25

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-25

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $16,405,103.00

Pass-Through Rate:            7.250%

CUSIP No.:                    060506 GL 0

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-PO

                   [FORM OF FACE OF CLASS A-PO CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-PO

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERENCED HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-PO

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $203,733.00

CUSIP No.:                    060506 GM 8

      This certifies that ______________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      This Class A-PO Certificate represents the right to receive principal only.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on June 24, 1999, at an issue price of 55.25000% and a stated redemption price at maturity equal to its initial principal balance, and is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% PSA (as defined in the Prospectus Supplement dated June 17, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 44.75000000%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 11.77%.
There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT A-R

                   [FORM OF FACE OF CLASS A-R CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-R

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

THIS  CLASS  A-R  CERTIFICATE  MAY NOT BE  PURCHASED  BY OR  TRANSFERRED  TO ANY
EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), OR A PERSON ACTING ON BEHALF OF OR INVESTING ASSETS OF A PLAN.

TRANSFER OF THIS CERTIFICATE IS SUBJECT TO CERTAIN TAX RELATED TRANSFER RESTRICTIONS DESCRIBED HEREIN AND IN THE POOLING AND SERVICING AGREEMENT. ANY ATTEMPTED OR PURPORTED TRANSFER OF THIS RESIDUAL CERTIFICATE IN VIOLATION OF SUCH RESTRICTIONS SHALL BE ABSOLUTELY NULL AND VOID AND SHALL VEST NO RIGHTS IN THE PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class A-R

evidencing a 100% Percentage Interest in the distributions allocable to the Certificate of the above-referenced Class with respect to a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $100.00

Initial Class Certificate
Balance of this Class:        $100.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 GN 6

      This certifies that _____________________ is the registered owner of 100% Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust consisting of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Any   distribution  of  the  proceeds  of  any  remaining  assets  of  the
Certificate Account will be made only upon presentment and surrender of this Class A-R Certificate at the Corporate Trust Office.

      Each Person who has or who acquires this Class A-R Certificate shall be deemed by the acceptance or acquisition thereof to have agreed to be bound by the following provisions and the rights of each Person acquiring this Class A-R Certificate are expressly subject to the following provisions: (i) each Person holding or acquiring this Class A-R Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee; (ii) no Person shall acquire an ownership interest in this Class A-R Certificate unless such ownership interest is a pro rata undivided interest; (iii) in connection with any proposed transfer of this Class A-R Certificate, the Trustee shall require delivery to it, in form and substance satisfactory to it, of an affidavit in the form of Exhibit I to the Pooling and Servicing Agreement; (iv) notwithstanding the delivery of an affidavit by a proposed transferee under clause (iii) above, if a Responsible Officer of the Trustee has actual knowledge that the proposed transferee is not a Permitted Transferee, no transfer of any Ownership Interest in this Residual Certificate to such proposed transferee shall be effected; (v) this Residual Certificate may not be purchased by or transferred to any Person that is not a U.S. Person, unless (A) such Person holds this Residual Certificate in connection with the conduct of a trade or business within the United States and furnishes the transferor and the Trustee with an effective Internal Revenue Service Form 4224 or (B) the transferee delivers to both the transferor and the Trustee an Opinion of Counsel from a nationally-recognized tax counsel to the effect that such transfer is in accordance with the requirements of the Code and the regulations promulgated thereunder and that such transfer of this Residual Certificate will not be disregarded for federal income tax purposes; (vi) any attempted or purported transfer of this Class A-R Certificate in violation of the provisions of such restrictions shall be absolutely null and void and shall vest no rights in the purported transferee; and (vii) if any Person other than a Permitted Transferee acquires the Class A-R Certificate in violation of such restrictions, then the Trustee, based on information provided to the Trustee by the Servicers, will provide to the Internal Revenue Service, and to the Persons specified in Section 860E(e)(3) and (6) of the Code, information needed to compute the tax imposed under Section 860E(e) of the Code on transfers of residual interests to disqualified organizations.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-1

                   [FORM OF FACE OF CLASS B-1 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class B-1

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class B-1

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $12,001,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 GP 1

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on June 24, 1999, and based on its issue price of 93.25903%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% PSA (as defined in the Prospectus Supplement dated June 17, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 6.74097222%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.45%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-2

                   [FORM OF FACE OF CLASS B-2 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class B-2

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A AND CLASS B-1 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class B-2

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $3,751,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 GQ 9

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on June 24, 1999, and based on its issue price of 91.85278%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% PSA (as defined in the Prospectus Supplement dated June 17, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 8.14722222%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 7.67%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-3

                   [FORM OF FACE OF CLASS B-3 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class B-3

[UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE DEPOSITOR OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1 AND CLASS B-2 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class B-3

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,751,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 GR 7

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on June 24, 1999, and based on its issue price of 86.57153%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% PSA (as defined in the Prospectus Supplement dated June 17, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 13.42847222%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 8.50%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-4

                   [FORM OF FACE OF CLASS B-4 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class B-4

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2 AND CLASS B-3 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class B-4

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,751,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 FJ 6

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on June 24, 1999, and based on its issue price of 71.44653%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% PSA (as defined in the Prospectus Supplement dated June 17, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 28.55347222%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 11.38%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-5

                   [FORM OF FACE OF CLASS B-5 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class B-5

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3 AND CLASS B-4 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class B-5

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,001,000.00

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 FK 3

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on June 24, 1999, and based on its issue price of 55.35278%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% PSA (as defined in the Prospectus Supplement dated June 17, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 44.64722222%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 15.63%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                 EXHIBIT B-6

                   [FORM OF FACE OF CLASS B-6 CERTIFICATE]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class B-6

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

REDUCTIONS OF THE CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE MADE MONTHLY AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, THE OUTSTANDING CERTIFICATE BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THE AMOUNT SET FORTH BELOW.

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A, CLASS B-1, CLASS B-2, CLASS B-3, CLASS B-4 AND CLASS B-5 CERTIFICATES AS DESCRIBED IN THE POOLING AND SERVICING AGREEMENT.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE CODE OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE
SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH PLAN AND ALL OTHER PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE, UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
              Mortgage Pass-Through Certificates, Series 1999-7
                                  Class B-6

evidencing an interest in a Trust consisting primarily of a pool of mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties deposited by

           Bank of America Mortgage Securities, Inc., as Depositor


Certificate No.:

Cut-Off Date:                 June 1, 1999

First Distribution Date:      July 26, 1999

Initial Certificate
Balance of this
Certificate
("Denomination"):             $

Initial Class Certificate
Balance of this Class:        $1,001,096.23

Pass-Through Rate:            6.500%

CUSIP No.:                    060506 FL 1

      This certifies that _________________ is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the Denomination of this Certificate by the Initial Class Certificate Balance of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust consisting primarily of the Mortgage Loans deposited by Bank of America Mortgage Securities, Inc. (the "Depositor"). The Trust was created pursuant to a Pooling and Servicing Agreement, dated June 24, 1999 (the "Pooling and Servicing Agreement"), among the Depositor, NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB, as servicer (together with NationsBanc Mortgage Corporation, the "Servicers"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Pooling and Servicing Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling and Servicing Agreement, to which Pooling and Servicing Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Principal in respect of this Certificate is distributable monthly as set forth in the Pooling and Servicing Agreement. Accordingly, the Certificate Balance of this Certificate at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Servicers or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

      No transfer of a Certificate of this Class shall be made unless such transfer is exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"), and any applicable state securities laws or is made in accordance with the 1933 Act and such laws. In the event of any such transfer, (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both. The Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate is issued on June 24, 1999, and based on its issue price of 23.91528%, including accrued interest, and a stated redemption price at maturity equal to its initial principal balance, is issued with original issue discount ("OID") for federal income tax purposes. Assuming that this Certificate pays in accordance with projected cash flows reflecting the prepayment assumption of 275% PSA (as defined in the Prospectus Supplement dated June 17, 1999 with respect to the offering of the Class A Certificates and the Class B-1, Class B-2 and Class B-3 Certificates) used to price this Certificate: (i) the amount of OID as a percentage of the initial principal balance of this Certificate is approximately 76.08472222%; and (ii) the annual yield to maturity of this Certificate, compounded monthly, is approximately 35.02%. There is no short first accrual period.

      This  Certificate  shall not be entitled to any benefit  under the Pooling
and  Servicing   Agreement  or  be  valid  for  any  purpose   unless   manually
countersigned by an authorized signatory of the Trustee.

                                    * * *

                                  EXHIBIT C

                    [FORM OF REVERSE OF ALL CERTIFICATES]

                  BANK OF AMERICA MORTGAGE SECURITIES, INC.
                      Mortgage Pass-Through Certificates

      This Certificate is one of a duly authorized issue of Certificates designated as Bank of America Mortgage Securities, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (collectively, the "Certificates"), and representing a beneficial ownership interest in the Trust created by the Pooling and Servicing Agreement.

      The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that the Trustee is not liable to the Certificateholders for any amount payable under this Certificate or the Pooling and Servicing
Agreement or, except as expressly provided in the Pooling and Servicing Agreement, subject to any liability under the Pooling and Servicing Agreement.

      This Certificate does not purport to summarize the Pooling and Servicing Agreement and reference is made to the Pooling and Servicing Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      Pursuant to the terms of the Pooling and Servicing Agreement, a distribution will be made on the 25th day of each calendar month (or, if such day is not a Business Day, the next Business Day) (each, a "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount required pursuant to the Pooling and Servicing Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

      On each Distribution Date, the Trustee shall distribute out of the Certificate Account to each Certificateholder of record on the related Record Date (other than respecting the final distribution) (a) by check mailed to such Certificateholder entitled to receive a distribution on such Distribution Date at the address appearing in the Certificate Register, or (b) upon written request by the Holder of a Regular Certificate (in the event such Certificateholder owns of record 100% of a Class of Certificates or holds Certificates of any Class having denominations aggregating $1,000,000 or more), by wire transfer or by such other means of payment as such Certificateholder and the Trustee shall agree upon, such Certificateholder's Percentage Interest in, the amount to which the related Class of Certificates is entitled in accordance with the priorities set forth in Section 5.02 of the Pooling and Servicing Agreement; provided, however, that in the case of the Class A-8, Class A-10, Class A-15 or Class A-16 Certificates, distributions of principal to which such Class is entitled will be made to the Holders of such Class as described in
Section 5.09 of the Pooling and Servicing Agreement. The final distribution on each Certificate will be made in like manner, but only upon presentation and surrender of such Certificate to the Trustee as contemplated by Section 10.01 of the Pooling and Servicing Agreement.

      The Pooling and Servicing Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Pooling and Servicing Agreement at any time by the Depositor, the Servicers and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Pooling and Servicing Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Pooling and Servicing Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

      As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Pooling and Servicing Agreement. As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

      The Depositor, the Servicers, the Certificate Registrar and the Trustee and any agent of the Depositor, the Servicers, the Certificate Registrar or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Certificate Registrar, the Trustee or any such agent shall be affected by any notice to the contrary.

      On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-Off Date Pool Principal Balance, the Depositor will have the option to repurchase, in whole, from the Trust all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Pooling and Servicing Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Pooling and Servicing Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Pooling and Servicing Agreement. In no event shall the Trust created by the Pooling and Servicing Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St.
James, living on the date thereof.

      Any  term  used  herein  that is  defined  in the  Pooling  and  Servicing
Agreement shall have the meaning assigned in the Pooling and Servicing Agreement, and nothing herein shall be deemed inconsistent with that meaning.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: ________ ___, ___

                                   THE BANK OF NEW YORK,
                                   as Trustee


                                    By
                                       -------------------------
                                          Authorized Signatory






                        CERTIFICATE OF AUTHENTICATION

      This is one of the Class [__] Certificates referred to in the Pooling and Servicing Agreement referenced herein.

                                    THE BANK OF NEW YORK,
                                    as Trustee


                                    By
                                       -------------------------
                                          Authorized Signatory

                                  ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)

the  Percentage   Interest  evidenced  by  the  within  Certificate  and  hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust.

      I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:



                                     -------------------------------------------
                                           Signature by or on behalf of assignor






                          DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to ____________________________________________________ for the
account of ___________________, account number _________________________, or, if
mailed   by   check,   to   Applicable    statements   should   be   mailed   to
_______________________

      This information is provided by , the assignee named above, or , as its agent.

                                 EXHIBIT D-1

                          BA MORTGAGE LOAN SCHEDULE



BA, FSB
Settlement 6/24/1999


BANK OF AMERICA MORTGAGE SECURITIES, SERIES 1999-7


LOAN#         CITY               ST   ZIP        OCC           PROP      TERM  LTV      RATE   FIRSTPAYDT   MAT DT  PANDI
-----         ----               --   ---        ---           ----      ----  ---      ----   ----------   ------  -----
21418446      WEST ORANGE        NJ    7052     Primary        SFR      330   89.9        7.5   1/1/99     6/1/26    2475.94
5000004548    POTOMAC            MD   20854     Primary        SFR      360   80.0      7.125   6/1/99     5/1/29    4123.16
5000007632    ODESSA             FL   33556     Primary        PUD      360   72.7       7.75   7/1/99     6/1/29    2865.65
5000008598    ANDOVER            MA    1810     Primary        SFR      360   71.0      6.625   7/1/99     6/1/29    2785.36
5000008952    WARREN             NJ    7059     Primary        SFR      360   60.0       7.25   6/1/99     5/1/29    4911.67
5000009109    CHESHIRE           CT    6410     Primary        SFR      360   80.0       7.25   7/1/99     6/1/29     889.56
5000009588    WEST WINDSO        VT    5089     Secondary      SFR      360   69.9      7.125   6/1/99     5/1/29     3368.6
5000009679    WINCHESTER         CT    6098     Primary        SFR      360   60.0       7.25   6/1/99     5/1/29     613.96
5000009828    ANCRAM             NY   12503     Primary        SFR      360   72.0        7.5   6/1/99     5/1/29     2587.1
5000011212    SOUTH SALEM        NY   10590     Primary        SFR      360   75.0       7.25   6/1/99     5/1/29    2046.53
5000011626    WEST HARTFO        CT    6107     Primary        SFR      360   80.0          7   6/1/99     5/1/29    2198.16
5000014471    FRESH MEADO        NY   11365     Primary        SFR      360   80.0        7.5   6/1/99     5/1/29    1817.96
5000021054    LEXINGTON          MA    2420     Primary        SFR      360   78.7        7.5   7/1/99     6/1/29    1678.12
5000037027    SEWICKLEY          PA   15143     Primary        SFR      360   65.7      6.625   6/1/99     5/1/29    3681.79
5000038785    WAYNE              NJ    7470     Primary        SFR      360   66.6          7   6/1/99     5/1/29    2681.17
5000043611    BLOOMFIELD         MI   48302     Primary        SFR      360   80.0       7.25   6/1/99     5/1/29    1800.95
5000044114    HARRISON TW        MI   48085     Primary        SFR      360   76.9      7.125   6/1/99     5/1/29    2358.01
5000044213    WYNNEWOOD          PA   19096     Primary        SFR      360   64.8       7.25   6/1/99     5/1/29    1855.52
5000044221    ORTONVILLE         MI   48462     Primary        SFR      360   68.2      7.125   6/1/99     5/1/29    1953.79
5000044429    NEW HOPE           PA   18938     Primary        PUD      360   79.1      7.375   6/1/99     5/1/29    3522.45
5000044668    OXFORD TWP.        MI   48371     Primary        SFR      360   80.0      7.125   7/1/99     6/1/29    2452.34
5000051598    PHOENIX            AZ   85016     Primary        SFR      360   40.2        8.5   6/1/99     5/1/29     3398.6
5000052802    LAS VEGAS          NV   89134     Primary        PUD      360   80.0      7.375   6/1/99     5/1/29    2874.59
5000073014    COHASSET           MA    2025     Primary        SFR      360   56.9      7.375   6/1/99     5/1/29    2072.03
5000076181    NEWTON             MA    2458     Primary     2-Family    360   80.0       7.25   6/1/99     5/1/29     2537.7
5000076405    SHREWSBURY         MA    1545     Primary        SFR      360   74.2       7.25   6/1/99     5/1/29    2455.84
5000076934    SOUTHBOROUG        MA    1772     Primary        SFR      360   80.0       7.25   6/1/99     5/1/29    1926.47
5000085646    LOS ALTOS          CA   94024     Primary        SFR      360   43.6       7.25   6/1/99     5/1/29    2455.84
5000091610    YAKIMA             WA   98903     Primary        SFR      360   80.0        7.5   7/1/99     6/1/29     643.28
5000091669    TOPPENISH          WA   98948     Primary        SFR      360   80.0        7.5   6/1/99     5/1/29     811.09
5000096197    SANTA CLARA        CA   95050     Primary        SFR      360   73.9       7.25   6/1/99     5/1/29    1739.55
5000096445    NEWPORT BEA        CA   92660     Primary        PUD      360   44.3      7.125   6/1/99     5/1/29    4177.06
5000098003    SANTA MARIA        CA   93455     Primary        SFR      360   74.3          7   7/1/99     6/1/29    1729.79
5000098227    SAN JOSE           CA   95124     Primary        SFR      360   80.0      7.125   6/1/99     5/1/29    3099.11
5000107754    RENO               NV   89509     Primary        SFR      360   90.0       7.25   6/1/99     5/1/29    2431.28
5000115088    BARRINGTON         IL   60010     Primary        SFR      240   71.6       7.25   5/1/99     4/1/19     2603.5
5000119163    SAN FRANCIS        CA   94114     Primary        SFR      360   60.6      6.875   6/1/99     5/1/29    2089.04
5000119650    SAN FRANCIS        CA   94118     Primary     4-Family    360   75.0       7.25   6/1/99     5/1/29    4093.06
5000126374    SAN DIEGO          CA   92107     Primary        SFR      360   69.9       7.25   7/1/99     6/1/29     3697.4
5000126572    FULLERTON          CA   92831     Primary        SFR      360   76.3      7.625   6/1/99     5/1/29    2457.47
5000128263    EL CERRITO         CA   94530     Primary        SFR      360   90.0          7   6/1/99     5/1/29    2365.16
5000132877    PIEDMONT           CA   94611     Secondary      SFR      360   80.0       7.25   7/1/99     6/1/29    2974.29
5000133347    SAN RAMON          CA   94583     Primary        SFR      360   80.0       7.25   6/1/99     5/1/29    2886.98
5000137587    STAMFORD           CT    6902     Primary        SFR      360   71.1      7.375   6/1/99     5/1/29    2210.17
5000137595    WESTON             CT    6883     Primary        SFR      360   72.2      7.375   6/1/99     5/1/29     2244.7
5000137629    MEDWAY             MA    2053     Primary        SFR      360   73.3       7.25   6/1/99     5/1/29    1875.31
5000137652    COHASSET           MA    2025     Primary        SFR      360   80.0      7.125   6/1/99     5/1/29    3233.85
5000137751    WINCHESTER         MA    1890     Primary        SFR      360   80.0      7.375   6/1/99     5/1/29    2375.93
5000138916    NEEDHAM            MA    2492     Primary        SFR      240   75.8      7.375   5/1/99     4/1/19    2721.07
5000139815    WEST NEWBUR        MA    1985     Primary        SFR      240   63.6      7.125   5/1/99     4/1/19    2638.11
5000140334    HENDERSON          NV   89014     Primary        PUD      360   75.0          7   6/1/99     5/1/29    1716.49
5000142314    REDMOND            WA   98053     Primary        PUD      360   60.5          7   6/1/99     5/1/29     2556.1
5000157429    LONG BEACH         CA   90815     Primary        SFR      360   49.3      7.125   6/1/99     5/1/29    1994.21
5000160514    MISSION VIE        CA   92692     Primary        PUD      360   68.9      7.625   6/1/99     5/1/29    2682.54
5000161603    FULLERTON          CA   92831     Primary        SFR      360   66.1          8   6/1/99     5/1/29    2182.95
5000175553    EL DORADO H        CA   95762     Primary        SFR      360   73.3       7.75   6/1/99     5/1/29    2650.73
5000176692    LIVERMORE          CA   94550     Primary        SFR      360   80.0      7.125   7/1/99     6/1/29    2021.16
5000177609    CUPERTINO          CA   95014     Primary        SFR      360   80.0        7.5   6/1/99     5/1/29    3781.36
5000177732    S. SAN FRAN        CA   94080     Primary        SFR      360   90.0       7.25   7/1/99     6/1/29    2571.81
5000179696    LIVERMORE          CA   94550     Primary        SFR      360   68.5          7   6/1/99     5/1/29    1663.26
5000186501    MONROVIA           CA   91016     Primary        SFR      360   57.5        7.5   7/1/99     6/1/29    1908.86
5000203686    ATLANTA            GA   30360     Primary        SFR      360   80.0      7.875   7/1/99     6/1/29    1189.12
5000204718    OXON HILL          MD   20745     Primary        SFR      360   76.7        7.5   7/1/99     6/1/29     964.92
5000207745    NEEDHAM            MA    2492     Primary        SFR      360   95.0       7.25   6/1/99     5/1/29    2123.72
5000213149    FALLS CHURC        VA   22041     Primary        PUD      360   50.3       7.25   6/1/99     5/1/29    1875.99
5000213750    AGOURA HILL        CA   91301     Primary        PUD      360   65.3      7.125   6/1/99     5/1/29    1953.79
5000217066    IRVINE             CA   92606     Primary        PUD      360   90.0      6.875   6/1/99     5/1/29    2158.02
5000218072    AGOURA HILL        CA   91301     Primary        PUD      360   65.2      6.875   6/1/99     5/1/29    2463.49
5000218767    WINDSOR            CA   95492     Primary        PUD      360   80.0       7.25   6/1/99     5/1/29    2013.79
5000229384    LAGUNA NIGU        CA   92677     Primary        PUD      360   58.8       7.25   6/1/99     5/1/29    2046.53
5000229400    HUNTINGTON         CA   92648     Primary       Condo     360   90.0        7.5   6/1/99     5/1/29    1762.03
5000229509    THOUSAND OA        CA   91360     Primary        PUD      360   77.5      7.375   6/1/99     5/1/29    1711.84
5000229681    LOS ANGELES        CA   90036     Primary     2-Family    360   80.0      6.875   6/1/99     5/1/29    2286.12
5000232032    DANVILLE           CA   94526     Primary        SFR      360   56.6      7.375   6/1/99     5/1/29    2265.42
5000232818    CONCORD            CA   94521     Primary        SFR      360   78.3      7.125   6/1/99     5/1/29    1767.84
5000235100    LOS ALTOS          CA   94024     Primary        SFR      360   62.5       7.25   6/1/99     5/1/29    3410.89
5000235316    PESCADERO          CA   94060     Primary        SFR      360   73.9      7.375   6/1/99     5/1/29    2384.56
5000235878    MOUNTAIN VI        CA   94043     Primary        PUD      360   71.6      7.125   6/1/99     5/1/29    2627.51
5000236322    WOODSIDE           CA   94062     Primary        SFR      360   30.8        7.5   6/1/99     5/1/29    2796.86
5000237981    KINGS BEACH        CA   96143     Secondary      SFR      360   80.0          7   6/1/99     5/1/29    2049.14
5000242312    SANTA CRUZ         CA   95062     Primary        SFR      360   80.0      7.375   7/1/99     6/1/29    2163.75
5000245885    SUNNYVALE          CA   94086     Primary        SFR      360   63.2          7   7/1/99     6/1/29    1829.59
5000246826    SALINAS            CA   93908     Primary        SFR      360   89.9          7   6/1/99     5/1/29    1779.02
5000266196    MORGAN HILL        CA   95037     Primary        SFR      360   72.9       7.25   7/1/99     6/1/29    1835.06
5000283167    MONUMENT           CO   80132     Primary        SFR      360   59.4       7.25   6/1/99     5/1/29     2319.4
5000285261    SAN JOSE           CA   95120     Primary        SFR      360   68.0       7.25   6/1/99     5/1/29    2305.76
5000287317    HOLLISTER          CA   95023     Primary        SFR      360   82.2      7.375   6/1/99     5/1/29    2072.03
5000289289    CHAPPAQUA          NY   10514     Primary        SFR      360   48.4       7.25   6/1/99     5/1/29    1847.34
5000296011    CHERRY HILL        NJ    8003     Primary        SFR      360   87.1      7.375   6/1/99     5/1/29    1743.96
5000296995    BOWIE              MD   20721     Primary        PUD      360   89.9      7.375   6/1/99     5/1/29    1788.85
5000304203    NORTHRIDGE         CA   91326     Primary        PUD      360   71.8      7.375   6/1/99     5/1/29    2083.36
5000304872    STUDIO CITY        CA   91604     Primary        SFR      360   75.0      7.125   6/1/99     5/1/29    2147.48
5000306406    WEST LAKELA        MN   55082     Primary        SFR      360   75.0      8.125   6/1/99     5/1/29    3369.09
5000306935    SABIN              MN   56580     Primary        SFR      360   79.7       7.75   7/1/99     6/1/29     648.36
5000315860    L.A.(STEVEN        CA   91381     Primary        PUD      360   78.3       7.25   6/1/99     5/1/29    2402.63
5000326677    SAN JOSE           CA   95120     Primary        SFR      360   80.0      6.875   6/1/99     5/1/29    2811.66
5000330513    LA (STUDIO         CA   91604     Primary        SFR      360   42.2      7.125   6/1/99     5/1/29    3409.02
5000332170    TORRANCE           CA   90277     Primary        SFR      360   64.9       6.75   6/1/99     5/1/29    1853.05
5000335595    BOROUGH OF         NJ    8008     Primary        SFR      360   73.2      7.375   6/1/99     5/1/29     2451.9
5000352194    BALTIMORE          MD   21210     Primary        PUD      360   80.0      7.125   6/1/99     5/1/29    1773.23
5000355973    HARVARD            MA    1451     Primary        SFR      360   70.0      7.375   6/1/99     5/1/29    3384.31
5000357847    SARATOGA SP        NY   12866     Primary        SFR      360   79.5       7.25   6/1/99     5/1/29    2114.75
5000361674    WATERTOWN          MA    2472     Primary        SFR      360   90.0      7.375   6/1/99     5/1/29    1920.77
5000362466    BROOKLINE          MA    2446     Primary       Condo     360   90.0       7.25   7/1/99     6/1/29    2302.35
5000372762    LIVINGSTON         NJ    7039     Primary        SFR      360   80.0          7   6/1/99     5/1/29     1969.3
5000373984    MADISON            NJ    7940     Primary        SFR      360   90.0       7.25   6/1/99     5/1/29    2455.84
5000377720    DARIEN             CT    6820     Primary        SFR      360   77.2      7.125   6/1/99     5/1/29    2795.94
5000398460    SUN LAKES          AZ   85248     Primary        PUD      360   52.4      7.625   6/1/99     5/1/29     622.16
5000406743    ALAMO              CA   94507     Primary        SFR      360   59.8      7.375   5/1/99     4/1/29    4126.79
5000407014    HAYWARD            CA   94545     Primary        PUD      360   79.4      6.875   6/1/99     5/1/29    2299.26
5000408459    PACIFICA           CA   94044     Primary        SFR      360   80.0          7   6/1/99     5/1/29     1756.4
5000419423    LOS ANGELES        CA   91344     Primary        SFR      360   77.7       6.75   6/1/99     5/1/29    1762.89
5000426790    SAN DIEGO (        CA   92014     Primary        SFR      360   47.3      7.375   6/1/99     5/1/29    2286.14
5000427756    FOUNTAIN VA        CA   92708     Primary        SFR      240   79.2      7.375   5/1/99     4/1/19     2002.9
5000430123    SAN JOSE           CA   95138     Primary        PUD      360   75.0      6.875   6/1/99     5/1/29    4156.39
5000430446    BUENA PARK         CA   80621     Primary        SFR      360   90.0          7   6/1/99     5/1/29    1826.26
5000435288    SAN DIEGO          CA   92110     Primary        SFR      360   80.0      6.875   6/1/99     5/1/29    1650.21
5000435650    CARLSBAD           CA   92009     Primary        PUD      360   40.0          7   6/1/99     5/1/29    2128.97
5000435668    CALABASAS          CA   91302     Primary        PUD      360   65.3      7.125   6/1/99     5/1/29    3739.14
5000435767    CUPERTINO          CA   95014     Primary        SFR      360   41.1       7.25   6/1/99     5/1/29     2005.6
5000435817    SAN DIEGO          CA   92109     Primary       Condo     360   95.0          7   6/1/99     5/1/29    1776.03
5000435890    SAN DIEGO(L        CA   92037     Primary        SFR      360   80.0          7   6/1/99     5/1/29    2674.52
5000435940    GEORGETOWN         TX   78628     Primary        PUD      360   80.0      7.125   6/1/99     5/1/29    2215.19
5000436039    LIVERMORE          CA   94550     Primary        SFR      360   61.4      6.875   6/1/99     5/1/29    2721.66
5000436054    SAN JOSE           CA   95125     Primary        SFR      360   79.2       7.25   6/1/99     5/1/29    2107.92
5000436120    BEDFORD HIL        NY   10507     Primary        SFR      360   80.0        7.5   6/1/99     5/1/29     2399.7
5000436229    SAN DIEGO          CA   92129     Primary        SFR      360   65.9       7.25   6/1/99     5/1/29    1708.85
5000436278    CUPERTINO          CA   95014     Primary        SFR      360   62.5       7.25   6/1/99     5/1/29    2387.62
5000436294    SAN DIEGO          CA   92116     Primary        SFR      360   60.6       7.25   6/1/99     5/1/29     1944.2
5000436385    SCOTTSDALE         AZ   85259     Primary        PUD      360   80.0      7.125   6/1/99     5/1/29    1803.55
5000436450    CORONADO           CA   92118     Primary        PUD      360   80.0      6.875   6/1/99     5/1/29    2338.67
5000436468    CARLSBAD           CA   92009     Primary        SFR      360   90.0       7.25   6/1/99     5/1/29    1841.88
5000436633    TUSTIN             CA   92782     Primary        PUD      360   80.0      7.125   5/1/99     4/1/29    2219.23
5000436799    LAGUNA NIGU        CA   92677     Primary        PUD      360   65.3       7.25   6/1/99     5/1/29    2573.85
5000437268    CARLSBAD           CA   92009     Primary        PUD      360   75.0       7.25   5/1/99     4/1/29    2583.74
5000437326    ALPINE             CA   91901     Primary        PUD      360   79.3      6.875   6/1/99     5/1/29     2370.2
5000437367    IRVINE             CA   92720     Primary        PUD      360   80.0          7   5/1/99     4/1/29    1753.74
5000440510    WOODBRIDGE         NJ    7095     Primary        SFR      360   80.0      7.625   7/1/99     6/1/29     719.12
5000445709    FRANKTOWN          CO   80116     Primary        SFR      360   74.8      7.125   6/1/99     5/1/29    2694.88
5000446178    PHOENIX            AZ   85021     Primary        SFR      360   71.1       7.25   6/1/99     5/1/29    1954.44
5000446194    INCLINE VIL        NV   89451     Primary        SFR      360   80.0          7   6/1/99     5/1/29     2751.7
5000446285    KIRKLAND           WA   98034     Primary        SFR      360   63.0      6.875   7/1/99     6/1/29    3580.27
5000446376    DIAMOND BAR        CA   97165     Primary        SFR      360   90.0          7   6/1/99     5/1/29    1766.38
5000446384    PARADISE VA        AZ   85253     Primary        SFR      360   69.0          7   6/1/99     5/1/29    2661.22
5000452853    SEATTLE            WA   98199     Primary        SFR      360   67.9      6.875   6/1/99     5/1/29    2923.34
5000454750    LITTLETON          CO   80127     Primary        PUD      360   58.7          7   6/1/99     5/1/29    2361.82
5000455799    BELLEVUE           WA   98007     Primary        PUD      360   80.0       6.75   6/1/99     5/1/29     2962.8
5000460260    SEATTLE            WA   98105     Primary        SFR      360   80.0          7   6/1/99     5/1/29     1873.5
5000460450    BAINBRIDGE         WA   98110     Primary        SFR      360   70.0      7.375   7/1/99     6/1/29    2411.84
5000460807    BAINBRIDGE         WA   98110     Primary        SFR      360   77.5       6.75   6/1/99     5/1/29    1773.27
5000460922    BELLEVUE           WA   98006     Primary        PUD      360   80.0      7.375   6/1/99     5/1/29    2384.22
5000461144    BELLEVUE           WA   98006     Primary        SFR      360   65.6          7   6/1/99     5/1/29    1995.91
5000461508    SEATTLE            WA   98117     Primary        SFR      360   80.0          7   6/1/99     5/1/29    1676.57
5000461755    SEATTLE            WA   98112     Primary        SFR      360   66.6      6.875   6/1/99     5/1/29    2135.02
5000470186    KETCHUM            ID   83340     Secondary      PUD      360   76.5      7.375   6/1/99     5/1/29     2141.1
5000471416    BELLINGHAM         WA   98226     Secondary      SFR      360   78.1      7.125   6/1/99     5/1/29    2014.42
5000471762    SALT LAKE C        UT   84121     Primary        SFR      360   79.9          7   6/1/99     5/1/29    2009.22
5000482488    TULSA              OK   74105     Primary        SFR      360   75.0       7.25   6/1/99     5/1/29    2148.86
5000485424    HONOLULU           HI   96825     Primary        SFR      360   77.6       6.75   6/1/99     5/1/29    2691.69
5000487503    HONOLULU           HI   96815     Primary        SFR      360   78.0      6.875   6/1/99     5/1/29    2818.23
5000495522    MUNITH             MI   49259     Primary        SFR      360   78.2      7.125   6/1/99     5/1/29    2371.49
5000497296    CHICAGO            IL   60640     Primary       Condo     360   89.9      7.125   6/1/99     5/1/29    1666.45
5000504604    SUISUN CITY        CA   94585     Primary        SFR      360   61.9       7.25   6/1/99     5/1/29     1753.2
5000505312    SAN LEANDRO        CA   94577     Primary        SFR      360   70.0      7.375   6/1/99     5/1/29    3190.92
5000507508    SANTA CRUZ         CA   95060     Primary        SFR      360   67.7          7   6/1/99     5/1/29    1842.89
5000534213    KINGWOOD           TX   77345     Primary        SFR      360   90.0      7.125   6/1/99     5/1/29    2261.68
5000540806    BROOKLYN           NY   11229     Primary        SFR      360   66.7      7.375   6/1/99     5/1/29    2762.71
5000542562    PELHAM             NY   10803     Primary        SFR      360   80.0      7.125   6/1/99     5/1/29    3907.57
5000543123    PORTCHESTER        NY   10573     Primary     3-Family    360   78.0       7.75   7/1/99     6/1/29    1397.01
5000543735    NEEDHAM            MA    2492     Primary        SFR      360   79.6      6.875   6/1/99     5/1/29    1861.74
5000544030    GLASTONBURY        CT    6033     Primary        SFR      360   90.0      7.375   6/1/99     5/1/29    1790.23
5000544337    BROOKLYN           NY   11235     Primary     2-Family    360   80.0      7.125   6/1/99     5/1/29    2290.65
5000544592    GREENWICH          CT    6830     Primary       Condo     360   80.0      7.125   6/1/99     5/1/29    2950.89
5000547884    SOMERS             NY   10589     Primary        PUD      360   75.1       7.25   6/1/99     5/1/29     3069.8
5000549021    LIVINGSTON         NJ    7039     Primary        SFR      360   65.6        7.5   6/1/99     5/1/29     2408.1
5000549138    LOUISVILLE         KY   40223     Primary        SFR      360   79.0      6.875   6/1/99     5/1/29    1878.82
5000550474    TOMS RIVER         NJ    8753     Primary        SFR      360   79.6      7.375   6/1/99     5/1/29    1726.69
5000550763    ORADELL            NJ    7649     Primary        SFR      360   80.0      6.625   6/1/99     5/1/29    1792.88
5000551373    WALL TOWNSH        NJ    7719     Primary       Condo     360   90.0       7.25   6/1/99     5/1/29    1780.49
5000551548    HORSHAM            PA   19002     Primary        SFR      360   80.0       7.25   6/1/99     5/1/29     1948.3
5000551746    ANN ARBOR          MI   48103     Primary       Condo     360   55.6       7.25   6/1/99     5/1/29    2298.94
5000551878    BELLE MEAD         NJ    8502     Primary        SFR      360   59.8      7.125   6/1/99     5/1/29    2014.42
5000552025    HOBOKEN            NJ    7030     Primary       Condo     360   73.0      7.375   6/1/99     5/1/29    1795.76
5000553205    SUDBURY            MA    1776     Primary        SFR      360   80.0      7.125   6/1/99     5/1/29    3988.42
5000553940    HOPKINTON          MA    1748     Primary        SFR      360   69.9      7.375   6/1/99     5/1/29    2134.19
5000554195    BARNSTABLE         MA    2637     Primary        SFR      360   67.5      7.125   6/1/99     5/1/29    1886.42
5000554682    NEEDHAM            MA    2192     Primary        SFR      300   67.3      7.375   6/1/99     5/1/24    1951.45
5000560325    WADSWORTH          IL   60083     Primary        SFR      360   73.0      7.125   6/1/99     5/1/29    4379.18
5000560499    MEQUON             WI   53092     Primary        SFR      360   59.2      7.125   6/1/99     5/1/29     3368.6
5000560952    ARLINTON HE        IL   60004     Primary        SFR      360   75.8       7.25   6/1/99     5/1/29    1705.45
5000561216    NAPERVILLE         IL   60564     Primary        SFR      360   83.8      6.625   6/1/99     5/1/29    1888.92
5000568823    PALM DESERT        CA   92211     Secondary      PUD      360   80.0        7.5   6/1/99     5/1/29    2377.33
5000570662    CEDARBURG          WI   53012     Primary        SFR      360   90.0        7.5   6/1/99     5/1/29    2705.97
5000570944    MISSION HIL        KS   66208     Primary        SFR      360   38.4        7.5   6/1/99     5/1/29    2279.44
5000572262    CHICAGO            IL   60610     Primary       Condo     360   88.2      7.875   6/1/99     5/1/29    2501.49
5000574946    CHICAGO            IL   60610     Primary        SFR      360   57.6       7.25   6/1/99     5/1/29    1807.77
5000575018    VICTORIA           MN   55386     Primary        SFR      360   80.0      7.125   6/1/99     5/1/29    2506.24
5000577733    WALNUT CREE        CA   94596     Primary        PUD      360   80.0      7.375   6/1/99     5/1/29    3149.48
5000578624    GLENDALE           CA   91202     Primary        SFR      360   48.8       7.25   6/1/99     5/1/29    2046.53
5000579176    SAN JOSE           CA   95124     Primary        SFR      360   80.0      7.375   7/1/99     6/1/29    2005.73
5000579341    EL GRANADA         CA   94018     Primary        SFR      360   80.0       7.25   6/1/99     5/1/29    2728.71
5000579713    SAN JOSE           CA   95116     Primary        SFR      360   80.0          8   6/1/99     5/1/29    2289.35
5000580067    CAPITOLA           CA   95010     Secondary      SFR      360   63.6       7.25   6/1/99     5/1/29    2387.62
5000580075    SARATOGA           CA   95070     Primary        SFR      360   59.3          7   6/1/99     5/1/29    1972.29
5000580158    FOSTER CITY        CA   94404     Primary        SFR      360   69.2      7.375   6/1/99     5/1/29    2676.37
5000580166    SAN MATEO          CA   94401     Primary       Condo     360   68.6      7.375   6/1/99     5/1/29    1989.15
5000580372    MENLO PARK         CA   94025     Primary        SFR      360   57.9      6.875   6/1/99     5/1/29    2949.62
5000580554    EL SOBRANTE        CA   94803     Primary        SFR      360   80.0       7.25   6/1/99     5/1/29    1765.48
5000580679    LOS ANGELES        CA   91403     Primary        SFR      360   80.0          7   6/1/99     5/1/29    2070.43
5000580778    CASTRO VALL        CA   94546     Primary        SFR      360   80.0       7.25   6/1/99     5/1/29    3956.63
5000581156    LAFAYETTE          CA   94549     Primary        SFR      360   80.0      7.125   6/1/99     5/1/29    2964.37
5000581206    CAPITOLA           CA   95010     Secondary      SFR      360   79.9       7.25   6/1/99     5/1/29     1848.7
5000581214    OAKLAND            CA   94619     Primary        SFR      360   80.0      7.125   6/1/99     5/1/29    1859.47
5000581305    FOSTER CITY        CA   94404     Primary        PUD      360   80.0          7   6/1/99     5/1/29    2049.14
5000581354    SAN FRANCIS        CA   94131     Primary        SFR      360   80.0      7.125   6/1/99     5/1/29    1886.42
5000581842    REDWOOD CIT        CA   94062     Primary        SFR      360   55.4      6.875   6/1/99     5/1/29    3284.65
5000581875    SAN MATEO          CA   94403     Investor       SFR      360   75.0        7.5   6/1/99     5/1/29    2129.11
5000581933    REDWOOD CIT        CA   94065     Primary        PUD      360   80.0      7.125   6/1/99     5/1/29    3267.54
5000582568    LIVERMORE          CA   94550     Primary        SFR      360   80.0      7.125   6/1/99     5/1/29    3439.67
5000582618    SAN JOSE           CA   95129     Primary        SFR      360   75.9       7.25   6/1/99     5/1/29    2046.53
5000582675    FAIRFAX            CA   94930     Primary        SFR      360   46.7       7.25   6/1/99     5/1/29    2148.86
5000583483    LAFAYETTE          CA   94549     Primary        SFR      360   80.0      7.375   6/1/99     5/1/29    2790.33
5000583616    WALNUT CREE        CA   94596     Primary        PUD      360   80.0          7   6/1/99     5/1/29    2352.51
5000583632    SAN FRANCIS        CA   94117     Primary       Condo     360   73.7       7.25   6/1/99     5/1/29     1910.1
5000584283    SAN JOSE           CA   95124     Primary        SFR      360   80.0          7   6/1/99     5/1/29    2102.36
5000584432    SAN JOSE           CA   95127     Primary        SFR      360   80.0      7.125   6/1/99     5/1/29    2344.55
5000584481    MILPITAS           CA   95035     Primary        SFR      360   80.0       7.25   6/1/99     5/1/29    3037.05
5000584564    PETALUMA           CA   94952     Primary        SFR      360   75.0      7.375   6/1/99     5/1/29    1787.13
5000584648    SAN FRANCIS        CA   94122     Primary        SFR      360   73.6          7   6/1/99     5/1/29    1763.06
5000584671    ORINDA             CA   94563     Primary        SFR      360   79.5       7.25   6/1/99     5/1/29    2278.47
5000584754    PACIFICA           CA   94044     Primary        PUD      360   70.7       7.25   6/1/99     5/1/29    2387.62
5000584978    SUNNYVALE          CA   94087     Primary        PUD      360   80.0       7.25   6/1/99     5/1/29    1773.66
5000590280    ALTADENA AR        CA   91001     Primary        SFR      360   74.1       7.25   6/1/99     5/1/29    2728.71
5000591874    CAMARILLO          CA   93010     Primary        PUD      360   64.8       7.25   6/1/99     5/1/29    4243.14
5000591999    CALABASAS          CA   91302     Primary        PUD      360   69.6       7.25   6/1/99     5/1/29    3574.61
5000592989    HUNTINGTON         CA   92649     Primary        SFR      360   53.3       7.25   6/1/99     5/1/29    2728.71
5000593631    LOS ANGELES        CA   90046     Primary        SFR      360   64.2          7   6/1/99     5/1/29    1816.28
5000594308    L.A.(ENCINO        CA   91436     Primary        SFR      360   80.0      7.375   6/1/99     5/1/29    3160.53
5000596410    VALENCIA AR        CA   91354     Primary        PUD      360   79.8      6.875   7/1/99     6/1/29    2805.09
5000596907    LA QUINTA          CA   92253     Primary        PUD      360   65.9          7   6/1/99     5/1/29    1995.91
5000596949    LAGUNA HILL        CA   92653     Primary        PUD      360   72.2        7.5   6/1/99     5/1/29    2978.66
5000598580    BEVERLY HIL        CA   90210     Primary        SFR      360   45.5      6.875   6/1/99     5/1/29    1970.79
5000598812    MISSION VIE        CA   92691     Primary        PUD      360   63.7      7.125   6/1/99     5/1/29    2189.59
5000598879    PALOS VERDE        CA   90274     Primary        SFR      360   45.9          7   6/1/99     5/1/29    2395.09
5000598952    LONG BEACH         CA   90807     Primary        PUD      360   80.0       7.25   6/1/99     5/1/29     1827.9
5000598960    L.A.(SHERMA        CA   91403     Primary        SFR      360   45.5       7.25   6/1/99     5/1/29    2558.17
5000599752    IRVINE             CA   92620     Primary        SFR      360   80.0       7.25   6/1/99     5/1/29    2483.13
5000599869    LOS ANGELES        CA   91765     Primary        PUD      360   67.5        7.5   6/1/99     5/1/29    1756.78
5000599943    SANTA MONIC        CA   90405     Primary       Condo     360   71.3          7   6/1/99     5/1/29    2062.44
5000601574    SAN DIEGO(L        CA   92037     Primary        PUD      360   46.8       7.25   6/1/99     5/1/29    2333.05
5000601624    SAN DIEGO          CA   92104     Primary        SFR      360   80.0          7   6/1/99     5/1/29    1852.21
5000611706    ST PETERSBU        FL   33707     Primary        SFR      360   79.6      7.875   6/1/99     5/1/29    2798.77
5000612639    SHARON             MA    2067     Primary        SFR      360   69.6       7.25   6/1/99     5/1/29    1637.23
5000612860    HINGHAM            MA    2043     Primary        SFR      360   66.4          7   6/1/99     5/1/29    2428.36
5000616184    LA(WEST HIL        CA   91304     Primary        PUD      360   50.6          7   5/1/99     4/1/29    2162.24
5000616374    SANTA BARBA        CA   93103     Primary        SFR      360   41.3       7.25   6/1/99     5/1/29    2182.97
5000616978    BODFISH            CA   93205     Primary        SFR      360   77.5      7.625   6/1/99     5/1/29     283.12
5000619139    LAKE ARROWH        CA   92352     Secondary      PUD      360   80.0      7.125   6/1/99     5/1/29     2263.7
5000685197    MARCO ISLAN        FL   34145     Secondary      SFR      360   65.2        7.5   6/1/99     5/1/29    2447.26
5000685767    DARIEN             CT    6820     Primary        SFR      360   36.6      7.125   7/1/99     6/1/29     2155.9
5000688084    ENCINITAS(C        CA   92007     Primary        SFR      360   74.7      7.125   6/1/99     5/1/29    2964.37
5000688159    MALIBU             CA   90265     Primary        SFR      360   61.2       7.25   6/1/99     5/1/29    3547.32
5000688233    SAN DIEGO          CA   92131     Primary        PUD      360   78.9       7.25   6/1/99     5/1/29    4093.06
5000689058    RANCHO SANT        CA   92067     Primary        PUD      360   54.1       7.25   6/1/99     5/1/29    4113.53
5000689140    SAN DIEGO          CA   92130     Primary        PUD      360   59.8          7   6/1/99     5/1/29    1689.87
5000717552    SAN MATEO          CA   94402     Primary        SFR      360   31.0       7.25   6/1/99     5/1/29    2217.08
5000717768    SAN JOSE           CA   95119     Primary        PUD      360   79.9      7.125   6/1/99     5/1/29    1926.84
5000717826    CLAYTON            CA   94517     Primary        PUD      360   80.0        7.5   6/1/99     5/1/29    2517.18
5000717917    SAN JOSE           CA   95117     Primary        SFR      360   70.4      7.125   6/1/99     5/1/29    2007.69
5000718048    PIEDMONT           CA   94610     Primary        SFR      360   48.1      6.875   6/1/99     5/1/29    2135.02
5000718501    OAKLAND            CA   94610     Primary        SFR      360   79.1        7.5   6/1/99     5/1/29    1796.99
5000718519    PALO ALTO          CA   94303     Primary       Condo     360   80.0      6.875   6/1/99     5/1/29    1839.41
5000718741    OAKLAND            CA   94618     Primary       Condo     360   80.0       7.25   6/1/99     5/1/29    2395.81
5000718824    CAMPBELL           CA   95008     Primary        SFR      360   80.0          7   6/1/99     5/1/29    1650.95
5000718964    PLEASANTON         CA   94588     Primary        PUD      360   72.6      6.875   6/1/99     5/1/29    4270.04
5000719111    OAKLAND            CA   94602     Primary        SFR      360   80.0      6.875   7/1/99     6/1/29    2196.77
5000719202    SAN JOSE           CA   95121     Primary        SFR      360   75.0      7.375   6/1/99     5/1/29    1916.63
5000719574    SAN FRANCIS        CA   94115     Primary       Condo     360   80.0       7.25   6/1/99     5/1/29    2226.63
5000721257    ORINDA             CA   94563     Primary        SFR      360   67.0          7   6/1/99     5/1/29    2361.83
5000723261    BROOKLYN           NY   11222     Primary     2-Family    360   90.0        7.5   6/1/99     5/1/29    2265.46
5000726934    HOLLISTER          CA   95023     Primary        SFR      360   95.0      6.875   6/1/99     5/1/29    1893.77
5000730605    SAN JOSE           CA   95132     Primary        SFR      360   80.0       7.25   6/1/99     5/1/29    1719.09
5000731074    LAFAYETTE          CA   94549     Primary        PUD      360   69.6       7.25   6/1/99     5/1/29    3820.19
5000731090    PLEASANTON         CA   94566     Primary        SFR      360   48.3      7.375   6/1/99     5/1/29    2206.71
5000731165    ATHERTON           CA   94027     Primary        SFR      360   19.1       7.25   6/1/99     5/1/29     3069.8
5000731447    CASTRO VALL        CA   94552     Primary        PUD      360   69.5      7.375   6/1/99     5/1/29    2058.22
5000731587    PIEDMONT           CA   94611     Primary        SFR      360   73.6       7.25   6/1/99     5/1/29    3465.46
5000731595    BRISBANE           CA   94005     Primary       Condo     360   80.0      6.875   6/1/99     5/1/29     2443.6
5000731603    SALINAS            CA   93908     Primary        SFR      360   70.0      7.125   6/1/99     5/1/29    2829.62
5000731835    OAKLAND            CA   94610     Primary     2-Family    360   80.0      6.875   6/1/99     5/1/29     2265.1
5000732098    SALINAS            CA   93906     Primary        SFR      360   90.0       7.25   7/1/99     6/1/29    2038.35
5000732189    PLEASANTON         CA   94566     Primary        SFR      360   80.0       7.25   7/1/99     6/1/29    2237.54
5000732361    BERKELEY           CA   94708     Primary        SFR      360   56.3       7.25   6/1/99     5/1/29     3069.8
5000734599    PALO ALTO          CA   94306     Primary        SFR      360   68.3       7.25   6/1/99     5/1/29    2796.93
5000744713    SEAL BEACH         CA   90740     Primary        SFR      360   65.6       7.75   6/1/99     5/1/29    2631.39
5000745140    SNOHOMISH          WA   98290     Primary        SFR      360   75.0        7.5   6/1/99     5/1/29     1914.1
5000746429    SEATTLE            WA   98117     Primary        SFR      360   80.0          8   6/1/99     5/1/29    2418.49
5000747757    SOUTHLAKE          TX   76092     Primary        PUD      360   73.6       6.75   6/1/99     5/1/29    1809.59
5000757830    LOS ALTOS          CA   94024     Primary        SFR      360   68.4       7.25   6/1/99     5/1/29    4434.15
5000757970    OAKLAND            CA   94618     Primary        SFR      360   34.5      7.125   7/1/99     6/1/29     1920.1
5000758101    PLEASANTON         CA   94566     Primary        PUD      360   68.3      6.875   6/1/99     5/1/29    3547.42
5000758309    SOUTH SAN F        CA   94080     Primary        SFR      360   70.0      7.375   6/1/99     5/1/29     1933.9
5000758424    SAN RAFAEL         CA   94903     Primary        PUD      360   80.0       7.25   7/1/99     6/1/29    3198.05
5000758457    BERKELEY           CA   94709     Primary        SFR      360   69.4      6.875   6/1/99     5/1/29    1822.98
5000758507    LOS GATOS          CA   95032     Primary        PUD      360   80.0      7.125   6/1/99     5/1/29    2978.85
5000758747    BELMONT            CA   94002     Primary        SFR      360   69.4       7.25   6/1/99     5/1/29    4024.85
5000759026    LOS GATOS          CA   95033     Primary        SFR      360   80.0      7.125   6/1/99     5/1/29    2355.32
5000759174    SAN RAMON          CA   94583     Primary        PUD      360   75.0        7.5   6/1/99     5/1/29    2490.96
5000759216    SAN FRANCIS        CA   94118     Primary        SFR      360   73.5        7.5   6/1/99     5/1/29    1772.51
5000759240    SAN RAMON          CA   94583     Primary        SFR      360   60.4      6.875   6/1/99     5/1/29    2003.64
5000759273    SAN FRANCIS        CA   94107     Primary       Condo     360   79.9       7.25   6/1/99     5/1/29     1691.8
5000759380    LONG BEACH         CA   90815     Primary        SFR      360   75.5      7.375   6/1/99     5/1/29    2320.67
5000759661    SAN JOSE           CA   95123     Primary        SFR      360   69.9       7.25   6/1/99     5/1/29     1691.8
5000800119    PARADISE VA        AZ   85253     Primary        PUD      360   80.0       7.25   6/1/99     5/1/29    2292.12
5000800259    REDMOND            WA   98053     Primary        PUD      360   67.1       7.25   6/1/99     5/1/29    1893.73
5000800523    SANTA FE           NM   87505     Primary        SFR      360   68.5          7   6/1/99     5/1/29    3007.17
5000801216    NOVATO             CA   94945     Primary        SFR      360   68.6          7   6/1/99     5/1/29    2328.56
5000802297    SANTA YNEZ         CA   93460     Primary        SFR      360   55.3      7.375   6/1/99     5/1/29    1049.83
5000802461    COTTONWOOD         AZ   86326     Primary        PUD      360   80.0        7.5   7/1/99     6/1/29     779.28
5000802487    IGNACIO            CO   81137     Primary        SFR      360   79.6      7.125   6/1/99     5/1/29    3934.52
5000837798    LOS ANGELES        CA   90039     Primary     2-Family    360   80.0          7   6/1/99     5/1/29    3177.49
5000837970    LOS ANGELES        CA   90024     Primary        SFR      360   58.8        7.5   6/1/99     5/1/29       2671
5000838085    ARCADIA            CA   91007     Primary        SFR      360   75.0       7.25   6/1/99     5/1/29    2072.12
5000838101    VENTURA            CA   93001     Primary        SFR      360   70.0          7   6/1/99     5/1/29    2421.71
5000838275    WEST HOLLYW        CA   90048     Primary        SFR      360   71.6       7.25   6/1/99     5/1/29     2442.2
5000838762    GLENDALE           CA   91201     Primary        SFR      360   55.7       6.75   6/1/99     5/1/29    1589.07
5000839919    SANTA BARBA        CA   93101     Primary     2-Family    360   80.0       7.25   6/1/99     5/1/29    2592.27
5000840537    MEDINAH            IL   60157     Primary        SFR      360   80.0      7.375   6/1/99     5/1/29    2320.67
5000842616    COTO DE CAZ        CA   92679     Primary        PUD      360   60.5       7.25   6/1/99     5/1/29    2196.61
5000842723    SAN DIEGO          CA   92130     Primary        SFR      360   80.0       7.25   6/1/99     5/1/29     2537.7
5000843192    SAN DIEGO          CA   92107     Primary        SFR      360   57.8      6.875   6/1/99     5/1/29    2601.44
5000843622    POWAY              CA   92064     Primary        SFR      360   88.0      7.375   6/1/99     5/1/29    1986.39
5000843960    SAN DIEGO          CA   92107     Primary        SFR      360   80.0      7.375   6/1/99     5/1/29    2541.69
5000845247    LOS ANGELES        CA   90046     Primary        SFR      360   76.0      7.375   6/1/99     5/1/29    4489.39
5000845783    AGUA DULCE         CA   91350     Primary        SFR      360   80.0       7.25   6/1/99     5/1/29    1828.24
5000846013    LOS ANGELES        CA   90210     Investor       SFR      360   59.8        7.5   6/1/99     5/1/29    1922.84
5000846260    LA CANADA F        CA   91011     Primary        SFR      360   47.9          7   7/1/99     6/1/29    3053.74
5000846781    AGOURA HILL        CA   91301     Primary        PUD      360   74.7        7.5   6/1/99     5/1/29    2349.37
5000857523    VACAVILLE          CA   95688     Primary        SFR      360   51.7      7.375   6/1/99     5/1/29     2141.1
5000857671    MILLBRAE           CA   94030     Primary        SFR      360   45.5      6.875   6/1/99     5/1/29    3284.65
5000857721    SAN JOSE           CA   95117     Primary     2-Family    360   79.9      6.875   6/1/99     5/1/29    2272.98
5000858463    ORINDA             CA   94563     Investor       SFR      360   80.0        7.5   6/1/99     5/1/29    1734.06
5000858513    GLENDALE           CA   91205     Primary        SFR      360   85.0       7.25   6/1/99     5/1/29    1901.91
5000859966    BERKELEY           CA   94708     Primary        PUD      360   80.0          7   6/1/99     5/1/29    2128.97
5000945021    SANTA CLARA        CA   95050     Primary        PUD      360   80.0          7   6/1/99     5/1/29    1783.02
5000945039    HILLSBOROUG        CA   94010     Primary        SFR      360   57.3      7.125   6/1/99     5/1/29    3705.46
5000945146    FREMONT            CA   94536     Primary        SFR      360   62.5      7.125   6/1/99     5/1/29    2169.38
5000945179    TIBURON            CA   94920     Primary        SFR      360   76.3       7.25   7/1/99     6/1/29    4161.28
5000945377    CARMEL             CA   93923     Secondary      SFR      360   71.8       7.25   6/1/99     5/1/29    4406.86
5000945427    FOSTER CITY        CA   94404     Primary        SFR      360   73.8        7.5   6/1/99     5/1/29    2992.64
5000945443    BURLINGAME         CA   94010     Primary     2-Family    360   80.0       7.25   6/1/99     5/1/29    2373.98
5000945518    SAN JOSE           CA   95138     Primary        SFR      360   77.0      6.875   6/1/99     5/1/29    4270.04
5000945708    SAN FRANCIS        CA   94109     Primary       Condo     360   66.0      6.875   7/1/99     6/1/29    2167.87
5000945864    SAN JOSE           CA   95127     Primary        PUD      360   80.0      7.125   6/1/99     5/1/29    1994.21
5000945955    SAN JOSE           CA   95117     Primary     4-Family    360   80.0        7.5   6/1/99     5/1/29    3775.76
5000946169    SAN JOSE           CA   95148     Primary        SFR      360   80.0       7.25   6/1/99     5/1/29     2128.4
5000946300    MORGAN HILL        CA   95037     Primary        SFR      360   75.0      7.375   6/1/99     5/1/29    2123.83
5000946326    PALO ALTO          CA   94303     Primary        SFR      360   77.8      7.125   6/1/99     5/1/29    2358.02
5000946417    SAN FRANCIS        CA   94110     Primary     3-Family    360   80.0      7.125   5/1/99     4/1/29    3772.83
5000946425    SAN JOSE           CA   95125     Primary        SFR      360   80.0       7.25   6/1/99     5/1/29    2564.99
5000946516    FREMONT            CA   94539     Primary        PUD      360   64.9      7.125   6/1/99     5/1/29    2694.88
5000946813    CAMPBELL           CA   95008     Primary        SFR      360   54.1       7.25   7/1/99     6/1/29     1753.2
5000946854    WALNUT CREE        CA   94598     Primary        SFR      360   69.3      7.375   6/1/99     5/1/29    2203.26
5000947035    OAKLAND            CA   94611     Primary        SFR      360   79.4      7.125   6/1/99     5/1/29    2917.21
5000947076    CASTRO VALL        CA   94552     Primary        PUD      360   80.0      7.125   6/1/99     5/1/29    2651.76
5000947381    MORGAN HILL        CA   95037     Primary        SFR      360   50.0      7.125   6/1/99     5/1/29    1819.04
5000980200    WOODBURY           NY   11797     Primary        SFR      360   64.8      7.125   6/1/99     5/1/29    2358.02
6002204821    SAN DIEGO          CA   92130     Primary        PUD      360   80.0      6.875   6/1/99     5/1/29    2181.01
6003458962    SANTA ANA          CA   92705     Primary        SFR      360   95.0      7.125   6/1/99     5/1/29    1696.09
6012269095    DENVER             CO   80206     Primary        SFR      360   80.0          7   7/1/99     6/1/29    2661.22
6016142975    REDONDO BEA        CA   90278     Primary        SFR      360   84.9      6.875   7/1/99     6/1/29    2069.33
6016621911    ORANGE             CA   92867     Primary        PUD      360   68.5        7.5   7/1/99     6/1/29    1866.91
6019659330    OAKLAND            CA   94610     Primary        SFR      360   75.0       7.25   7/1/99     6/1/29    2353.51
6020495864    CAREFREE           AZ   85377     Primary        SFR      360   46.3       7.25   6/1/99     5/1/29    2650.26
6030352097    SANTA CLARI        CA   91351     Primary        SFR      360   60.1      7.125   7/1/99     6/1/29    3907.57
6032051960    LOS ANGELES        CA   90064     Primary        SFR      360   52.2       7.25   6/1/99     5/1/29    3274.45
6041827962    TOPANGA ARE        CA   90290     Primary        SFR      360   52.4       7.25   6/1/99     5/1/29    2626.38
6045422869    LOS ANGELES        CA   91436     Primary        SFR      360   55.4       7.25   7/1/99     6/1/29    2551.34
6046082563    SAN JOSE           CA   95135     Primary        SFR      360   73.5      7.375   6/1/99     5/1/29    4489.39
6050976833    SAN MARTIN         CA   95046     Primary        SFR      360   63.0      7.375   7/1/99     6/1/29    1978.79
6052384432    LA QUINTA          CA   92253     Primary        PUD      360   80.0       7.25   6/1/99     5/1/29    2349.42
6057294610    SAN DIEGO          CA   92130     Primary        PUD      360   78.8      6.875   6/1/99     5/1/29    2693.41
6059688728    SEAL BEACH         CA   90740     Primary        SFR      360   80.0       7.25   7/1/99     6/1/29    3356.31
6062111221    CERRITOS           CA   90703     Primary        PUD      360   66.7      7.125   6/1/99     5/1/29    2021.16
6070259533    RENTON             WA   98058     Primary        PUD      360   76.9      7.375   6/1/99     5/1/29    1381.01
6070670689    SANTA BARBA        CA   93111     Primary        PUD      360   36.4      7.375   6/1/99     5/1/29     566.36
6071176819    PHOENIX            AZ   85016     Primary        SFR      360   80.0          8   7/1/99     6/1/29     939.22
6095710924    ENCINITAS          CA   92024     Primary        PUD      360   71.6        7.5   6/1/99     5/1/29    1953.61
6108456572    CARLSBAD           CA   92008     Primary        SFR      360   69.9       7.25   6/1/99     5/1/29    1944.21
6120578791    SOLANA BEAC        CA   92075     Primary        SFR      360   80.0          7   6/1/99     5/1/29    2049.14
6123803949    SAN DIEGO          CA   92116     Primary        SFR      360   70.0          7   6/1/99     5/1/29    2980.56
6126357356    PALO ALTO          CA   94301     Primary        SFR      360   80.0      7.125   6/1/99     5/1/29    3686.59
6143069372    BETHESDA           MD   20814     Investor       SFR      360   50.0      7.125   6/1/99     5/1/29    1683.63
6145062227    SAN FRANCIS        CA   94116     Primary        SFR      360   80.0      6.875   6/1/99     5/1/29    2890.49
6145687205    REDMOND            WA   98053     Primary        PUD      360   75.6      7.125   7/1/99     6/1/29    2290.65
6147092818    MURRIETA           CA   92562     Primary        PUD      360   45.9      6.875   6/1/99     5/1/29    2299.26
6153466963    MILL VALLEY        CA   94941     Primary       Condo     360   57.0        7.5   7/1/99     6/1/29    1573.24
6153898975    KEARNS             UT   84118     Primary        SFR      360   80.0       7.75   7/1/99     6/1/29     618.99
6154670662    THOUSAND OA        CA   91320     Primary        PUD      360   74.3       7.25   6/1/99     5/1/29    2148.86
6179384943    L.A.(ENCINO        CA   91316     Primary        SFR      360   80.0      7.125   6/1/99     5/1/29    3718.93
61856444      GAITHERSBUR        MD   20879     Primary        SFR      276   69.6      6.875   1/1/99    12/1/21     580.99
61858609      PALM HARBOR        FL   34683     Primary        SFR      276   75.0      6.875   1/1/99    12/1/21    1230.75
61860514      ALEXANDRIA         VA   22301     Primary        SFR      276   71.9      6.875   2/1/99     1/1/22     823.59
61860689      WOODBRIDGE         VA   22191     Primary        SFR      276   59.0       7.25   2/1/99     1/1/22     583.96
61867888      CHANTILLY          VA   22021     Primary       Condo     276   76.3      7.125   12/1/98   11/1/21     603.66
6188096603    SOUTH SAN F        CA   94080     Primary        SFR      360   90.0      7.125   6/1/99     5/1/29    1758.41
62030094      ANNANDALE          VA   22003     Primary     Townhouse   276   44.0        7.5   11/1/98   10/1/21     489.35
62030132      GAITHERSBUR        MD   20879     Primary     Townhouse   276   80.0        7.5   11/1/98   10/1/21     656.23
62030523      CENTREVILLE        VA   22020     Primary        SFR      276   79.7       7.25   11/1/98   10/1/21    1085.18
6214792134    LONG BEACH         CA   90803     Primary        SFR      360   80.0      7.375   6/1/99     5/1/29    2679.82
6218337282    SAN JOSE           CA   95124     Primary        SFR      360   90.0       7.25   7/1/99     6/1/29    1960.58
6219497697    SEATTLE            WA   98119     Primary       Condo     360   90.0      7.125   6/1/99     5/1/29    2031.27
6230433101    LA MESA ARE        CA   91941     Primary        SFR      360   80.0       7.25   6/1/99     5/1/29    2368.52
6245422610    LAVERNE            CA   91750     Primary        PUD      360   74.5       7.25   6/1/99     5/1/29    2386.93
6250397541    SANTA CLARA        CA   95051     Primary        SFR      360   79.3      7.125   6/1/99     5/1/29    2137.38
6254224691    SAN MATEO          CA   94403     Primary        SFR      360   62.1       7.25   7/1/99     6/1/29    1695.21
6258284147    PALO ALTO          CA   94303     Primary        SFR      360   37.8      7.375   6/1/99     5/1/29    2065.12
6266822748    LA GRANGE          IL   60525     Primary        SFR      360   69.2       7.25   6/1/99     5/1/29    2524.06
6272262491    CUPERTINO          CA   95014     Primary        SFR      360   72.1       7.25   6/1/99     5/1/29    2933.36
62730533      WEST HARRIS        NY   10604     Primary        SFR      360   65.6      7.125   2/1/99     1/1/29    3159.74
6303384264    EDWARDSVILL        IL   62025     Primary        SFR      360   80.0          7   7/1/99     6/1/29    1836.24
6309610563    MENLO PARK         CA   94025     Primary        SFR      360   51.7       7.25   6/1/99     5/1/29    3349.49
6315281474    LOS ANGELES        CA   90045     Primary        SFR      360   73.2      7.375   7/1/99     6/1/29    2596.94
6318290985    MILPITAS           CA   95035     Primary        SFR      360   80.0       7.25   7/1/99     6/1/29    1882.81
6328988297    SAN JOSE           CA   95138     Primary        PUD      360   74.1          7   6/1/99     5/1/29    3246.68
6350548480    WALNUT AREA        CA   91789     Primary        PUD      360   69.0      7.125   6/1/99     5/1/29     2263.7
6353524843    WELLESLEY          MA    2481     Primary        SFR      360   56.5      8.125   7/1/99     6/1/29    2160.67
6363447779    SCOTTSDALE         AZ   85259     Primary        PUD      360   69.9          7   6/1/99     5/1/29    2128.97
6370375740    ALLISON PAR        PA   15101     Primary        SFR      360   90.0      6.875   6/1/99     5/1/29    2202.36
6371603645    DANVILLE           CA   94526     Primary        PUD      360   75.0      7.625   7/1/99     6/1/29    2548.06
6372944063    LAFAYETTE          CA   94549     Primary        PUD      360   80.0      7.125   6/1/99     5/1/29    2797.28
6374238720    SAN JOSE           CA   95125     Primary        SFR      360   71.9       7.25   6/1/99     5/1/29     2599.1
6379605030    SAN DIEGO          CA   92130     Primary        PUD      360   80.0      7.125   7/1/99     6/1/29    2821.87
6381434791    SCOTTSDALE         AZ   85262     Secondary      PUD      360   80.0       7.25   6/1/99     5/1/29    2215.98
6382671920    SEATTLE            WA   98115     Primary        SFR      360   37.8      7.125   6/1/99     5/1/29    3179.96
6393000432    EL PASO            TX   79912     Primary        SFR      360   55.1      6.875   6/1/99     5/1/29    1810.83
6398912979    SAN MARINO         CA   91108     Primary        SFR      360   60.4       7.25   7/1/99     6/1/29    2387.62
6411605915    KENT               WA   98042     Primary        SFR      360   78.9      7.125   6/1/99     5/1/29    2526.45
6412488386    FAIRFIELD          CT    6432     Primary        SFR      360   54.8      6.625   7/1/99     6/1/29    1537.39
6416028790    LAGUNA NIGU        CA   92677     Primary        PUD      360   80.0      7.125   7/1/99     6/1/29    2026.55
6424804356    SAN JOSE           CA   95111     Primary        SFR      360   95.0       7.25   6/1/99     5/1/29    1782.19
6425667943    LOS ANGELES        CA   90056     Primary        SFR      360   89.4      6.875   6/1/99     5/1/29    2627.72
6427782278    SALINAS            CA   93907     Primary        SFR      360   68.0      7.375   7/1/99     6/1/29    1174.15
6430757366    SAN FRANCIS        CA   94133     Primary       Condo     360   69.0       7.25   6/1/99     5/1/29    2071.09
6432683321    SANTA ANA          CA   92705     Primary        SFR      360   75.0      7.375   6/1/99     5/1/29    2072.03
64328406      CHANDLER           AZ   85248     Primary        PUD      360   80.0       7.25   2/1/99     1/1/29    2215.03
6433282297    LAGUNA BEAC        CA   92651     Primary        SFR      360   67.9       7.25   6/1/99     5/1/29    3820.19
6435942237    SAN JOSE           CA   95111     Primary        SFR      360   79.9      6.875   7/1/99     6/1/29    1773.71
6441362073    TUSTIN             CA   92782     Primary        PUD      360   80.0      6.875   6/1/99     5/1/29    2796.22
6444651381    NEWPORT BEA        CA   92660     Primary        PUD      360   54.9       6.75   6/1/99     5/1/29    3080.84
6448732195    NEWTOWN            CT    6470     Primary        SFR      360   64.8          7   7/1/99     6/1/29    2262.03
6453402312    LIVERMORE          CA   94550     Primary        SFR      300   80.0        7.5   6/1/99     5/1/24    2689.93
6459980675    WALNUT CREE        CA   94595     Primary        SFR      360   66.7        7.5   7/1/99     6/1/29    2796.86
64646564      SCOTTSDALE         AZ   85255     Primary        PUD      360   44.4      7.125   6/1/99     5/1/29    1852.73
6475105596    GLORIETA           NM   87535     Secondary      SFR      360   80.0      7.125   7/1/99     6/1/29    1913.37
6480623658    ORANGE             CA   92869     Primary        SFR      360   80.0      7.125   7/1/99     6/1/29    1994.21
64919021      CRANBURY           NJ    8512     Primary        PUD      360   56.8      6.875   6/1/99     5/1/29    1576.63
6498778502    MAPLEWOOD          MN   55109     Primary        SFR      360   90.0          7   6/1/99     5/1/29    1892.13
64991962      TUSTIN             CA   92780     Primary        PUD      360   80.0      7.125   6/1/99     5/1/29    2712.05
6512300739    SAN JOSE           CA   95129     Primary        SFR      360   80.0       7.25   7/1/99     6/1/29    1942.84
6514727335    LONG BEACH         CA   90803     Primary     2-Family    360   80.0      6.625   6/1/99     5/1/29    1992.65
6518358475    HIGHLAND PA        IL   60035     Primary        SFR      360   62.5      7.125   7/1/99     6/1/29    2021.16
6523304639    FREMONT            CA   94536     Primary        SFR      360   80.0          7   6/1/99     5/1/29    2846.17
6526384372    NAPERVILLE         IL   60564     Primary        SFR      360   80.0      7.125   6/1/99     5/1/29    2285.26
6526714248    LEXINGTON          MA    2421     Primary        SFR      360   87.6      7.375   6/1/99     5/1/29    2058.22
6529688241    WASHINGTON         DC   20007     Primary     Townhouse   360   63.9      7.125   7/1/99     6/1/29    3099.11
6531592936    PHOENIX            AZ   85020     Primary        SFR      360   62.4      7.125   7/1/99     6/1/29    2102.01
65370724      WARRENTON          VA   20186     Primary        SFR      360   80.0          7   6/1/99     5/1/29    1548.83
6537774207    AUBURN             CA   95603     Primary        SFR      360   71.7      7.125   7/1/99     6/1/29    2486.03
6539268463    SANTA CLARI        CA   91350     Primary        SFR      240   90.0      7.125   6/1/99     5/1/19     2324.2
6540160147    TORRANCE           CA   90505     Primary        SFR      360   90.0      7.125   6/1/99     5/1/29    1888.78
6540688279    SOUTHLAKE          TX   76092     Primary        PUD      360   68.5      7.125   7/1/99     6/1/29    3806.51
6545410703    BLAINE COUN        ID   83333     Primary        SFR      360   50.9      7.125   6/1/99     5/1/29     1920.1
6547817111    ESCONDIDO          CA   92025     Primary        SFR      360   74.8      7.125   6/1/99     5/1/29    2770.34
6556312335    STATEN ISLA        NY   10304     Primary        SFR      360   80.0        7.5   7/1/99     6/1/29    2069.68
6557097943    SWANTON            MD   21561     Primary        SFR      360   74.9      7.375   7/1/99     6/1/29    1216.28
6561462190    LAKE OSWEGO        OR   97035     Primary        PUD      360   80.0          7   6/1/99     5/1/29    2043.81
6565430433    EL SEGUNDO         CA   90245     Primary        SFR      360   67.1      7.375   6/1/99     5/1/29    3197.83
6572234521    PALO ALTO          CA   94303     Primary        SFR      360   62.0       7.25   6/1/99     5/1/29     2285.3
65793111      NEW ROCHELL        NY   10801     Primary        SFR      360   75.0       7.25   6/1/99     5/1/29    1867.46
6580233317    FAIRFIELD          CT    6430     Primary        SFR      360   68.7          7   6/1/99     5/1/29    2741.05
65851579      GOLETA             CA   93117     Primary        PUD      360   80.0        7.5   6/1/99     5/1/29    2208.96
6585396366    CUPPERTINO         CA   95014     Primary        SFR      360   66.4       7.25   7/1/99     6/1/29    2626.38
6585922500    WILLMETTE          IL   60091     Primary        SFR      360   48.5      7.375   7/1/99     6/1/29    2762.71
65864174      DANA POINT         CA   92624     Primary        SFR      360   94.1      6.875   6/1/99     5/1/29    1576.63
6586639293    SCOTTS VALL        CA   95066     Primary        SFR      360   80.0          7   7/1/99     6/1/29    1916.08
65870654      NORTH ANDOV        MA    1845     Primary        SFR      360   90.0          7   6/1/99     5/1/29     2245.4
65964781      SAN FRANCIS        CA   94116     Primary        SFR      360   70.0      6.875   6/1/99     5/1/29    1839.41
6611811206    BRIARCLIFF         NY   10510     Primary        SFR      360   75.5          7   7/1/99     6/1/29    2561.42
66131154      SAN CARLOS         CA   94070     Primary        SFR      360   80.0      6.875   6/1/99     5/1/29    2364.95
66133173      REDWOOD CIT        CA   94062     Primary        SFR      360   76.9       7.25   7/1/99     6/1/29    2728.71
6618106147    PALO ALTO          CA   94306     Primary        SFR      360   79.6      6.875   7/1/99     6/1/29    4270.04
66249279      CHASKA             MN   55318     Primary        SFR      360   92.7       6.75   6/1/99     5/1/29    1556.64
66316634      SCOTTSDALE         AZ   85255     Primary        PUD      360   90.0          7   6/1/99     5/1/29     1577.1
6637285070    DANVILLE           CA   94526     Primary        PUD      360   70.9       7.25   7/1/99     6/1/29    2152.27
66373786      NEWPORT BEA        CA   92660     Primary        PUD      360   62.4       6.75   7/1/99     6/1/29     2918.7
6638362522    SAUGUS             MA    1906     Primary        SFR      360   83.9       7.75   6/1/99     5/1/29    1862.68
66389496      HAYWARD            CA   94544     Primary        PUD      360   90.0      8.125   6/1/99     5/1/29    2646.84
66390702      REDWOOD CIT        CA   94063     Primary        SFR      360   80.0      6.875   7/1/99     6/1/29    1839.41
66397219      WILMINGTON         MA    1887     Primary        SFR      360   85.0          7   7/1/99     6/1/29    2261.37
6643312322    VILLA PARK         CA   92861     Primary        SFR      360   64.4       7.25   6/1/99     5/1/29    3076.62
6650219808    FREMONT            CA   94539     Primary        PUD      360   80.0      7.375   7/1/99     6/1/29    2900.84
6650223990    MONTEREY           CA   93940     Primary        SFR      360   75.0      6.875   6/1/99     5/1/29     2941.4
66504937      LOS GATOS          CA   95030     Primary        SFR      360   65.3      7.125   6/1/99     5/1/29    3974.94
6650646083    DARIEN             CT    6820     Primary        SFR      360   70.0      7.125   7/1/99     6/1/29    2516.01
66507499      HUNTINGTON         CA   92648     Primary        PUD      360   60.2          7   7/1/99     6/1/29    3991.82
6657546864    SUNNYVALE          CA   94086     Primary        SFR      360   80.0          7   6/1/99     5/1/29    3137.57
66653011      RALEIGH            NC   27614     Primary        PUD      360   85.0      6.625   6/1/99     5/1/29    1891.54
6679932928    SAN RAMON          CA   94583     Primary        PUD      360   80.0       7.25   7/1/99     6/1/29    1828.24
6683773631    SAN FRANCIS        CA   94114     Investor    2-Family    360   66.6      7.625   6/1/99     5/1/29    2831.18
6689349089    RIDGEFIELD         CT    6877     Primary        SFR      360   69.1       7.25   7/1/99     6/1/29    1814.59
6692019620    SAN FRANCIS        CA   94131     Primary        SFR      360   70.0       7.25   7/1/99     6/1/29     1910.1
66952018      NEW YORK           NY   10024     Primary       Co-Op     300   61.8      6.875   6/1/99     5/1/24    1930.51
6699848658    LA(PLAYA DE        CA   90293     Primary        SFR      360   60.3      7.375   6/1/99     5/1/29    2748.89
6709548520    REDONDO BEA        CA   90277     Primary        SFR      360   80.0          7   7/1/99     6/1/29     2325.9
6709741737    STATEN ISLA        NY   10309     Primary        SFR      360   26.5          8   7/1/99     6/1/29     476.95
6709750407    SAN FRANCIS        CA   94117     Primary        SFR      360   42.2      7.125   6/1/99     5/1/29    2021.16
6716048514    LOS ANGELES        CA   90020     Primary        SFR      360   80.0      6.875   6/1/99     5/1/29    2364.95
6722873830    MISSION VIE        CA   92691     Primary        SFR      360   87.0       7.25   7/1/99     6/1/29     1691.8
6725543240    LAKE OSWEGO        OR   97034     Primary        PUD      360   80.0      6.625   6/1/99     5/1/29    1690.43
6735254200    SARATOGA           CA   95070     Primary        SFR      360   69.1      7.375   6/1/99     5/1/29    3094.23
6738121398    ARVADA             CO   80007     Primary        SFR      360   76.9      6.875   7/1/99     6/1/29    3284.65
6739526868    BELMONT            MA    2478     Primary     2-Family    360   84.0       7.25   7/1/99     6/1/29     2319.4
6739802954    SAN FRANCIS        CA   94114     Primary     2-Family    360   80.0       7.25   6/1/99     5/1/29    4273.16
6747701792    NEWPORT BEA        CA   92661     Secondary      SFR      360   46.6       7.25   7/1/99     6/1/29    3022.05
6750302173    ELKO               MN   55020     Primary        SFR      360   80.0          7   6/1/99     5/1/29    1735.11
6751791036    GILROY             CA   95020     Primary        SFR      360   88.3      6.875   6/1/99     5/1/29    1727.73
6755686539    SAN DIEGO          CA   92129     Primary        SFR      360   68.6       7.25   6/1/99     5/1/29    1872.57
6760735719    WESTMINSTER        CA   92683     Primary        SFR      360   80.0       7.25   7/1/99     6/1/29    1833.69
6761458071    SAN MATEO          CA   94403     Primary        SFR      360   60.0          7   6/1/99     5/1/29    2135.63
6763586648    PRINCEVILLE        HI   96722     Primary        PUD      360   61.3        7.5   7/1/99     6/1/29    1328.51
6764681760    SAN DIEGO          CA   92131     Primary        PUD      360   60.3       7.25   6/1/99     5/1/29     1756.6
6779345179    DANVILLE           CA   94526     Primary       Condo     360   80.0       7.25   6/1/99     5/1/29     1691.8
6789874986    LOS ANGELES        CA   91436     Primary       Condo     360   80.0          7   6/1/99     5/1/29    2607.99
6797068316    LIVERMORE          CA   94550     Primary        SFR      360   79.9          7   7/1/99     6/1/29    3459.58
6797775514    SANTA BARBA        CA   93103     Secondary      PUD      360   69.3          7   7/1/99     6/1/29    2255.38
6806616063    IRVINE             CA   92620     Primary        PUD      360   64.4          7   7/1/99     6/1/29    2794.28
6816109711    REDWOOD CIT        CA   94065     Primary        PUD      360   75.0      6.875   7/1/99     6/1/29    3108.92
6822478142    SAN DIEGO          CA   92121     Primary        PUD      360   90.0        7.5   6/1/99     5/1/29    1944.17
6822552433    DALY CITY          CA   94015     Primary        PUD      360   90.0       7.25   7/1/99     6/1/29    2117.82
6827693067    SAN FRANCIS        CA   94116     Primary        SFR      360   78.8      7.125   6/1/99     5/1/29    2007.69
6831123903    GOLETA             CA   93117     Primary        SFR      360   78.9      7.125   7/1/99     6/1/29    2088.53
6831790255    BENNINGTON         VT    5201     Primary        SFR      360   80.0       8.25   7/1/99     6/1/29     720.47
6837838934    ARCADIA            CA   91007     Primary        SFR      360   73.3          7   7/1/99     6/1/29    1826.26
6838347752    ENCINITAS          CA   92024     Primary        SFR      360   62.2       6.75   6/1/99     5/1/29    2561.97
6846705876    RYE                NH    3870     Primary        SFR      360   78.9      7.125   6/1/99     5/1/29    2021.16
6849991234    TAHOE VISTA        CA   96148     Secondary      SFR      360   80.0       7.25   6/1/99     5/1/29    2510.41
6850220010    LA(SHERMAN         CA   91423     Primary        SFR      360   80.0      7.125   6/1/99     5/1/29    2888.91
6855788771    HOUSTON            TX   77006     Primary        SFR      360   80.0      7.125   6/1/99     5/1/29    1859.47
6865179789    SAN RAMON          CA   94583     Primary        SFR      360   57.5      7.125   7/1/99     6/1/29    1994.21
6866190736    OAKLAND            CA   94618     Primary        SFR      360   80.0      7.125   6/1/99     5/1/29    2570.91
6866557595    SAN DIEGO(L        CA   92037     Investor       SFR      360   66.2      7.625   6/1/99     5/1/29    2831.18
6880112559    ASHBURN            VA   20147     Primary        PUD      360   90.0       7.25   6/1/99     5/1/29     1778.1
6882343103    VISTA              CA   92084     Primary        PUD      360   80.0          7   7/1/99     6/1/29    3432.97
6905618093    SAN JOSE           CA   95128     Primary        SFR      360   74.0       7.25   7/1/99     6/1/29    1969.79
6915549296    DALY CITY          CA   94014     Primary        SFR      360   90.0          7   6/1/99     5/1/29    1753.74
6922109100    ENCINITAS          CA   92024     Primary        PUD      360   73.5       7.25   6/1/99     5/1/29     1955.8
6922131799    MISSION VIE        CA   92692     Primary        PUD      360   72.5       7.25   6/1/99     5/1/29    2012.43
6928411708    HONOLULU           HI   96822     Primary        PUD      360   79.9        7.5   7/1/99     6/1/29    2859.79
6932444273    WALNUT CREE        CA   94598     Primary        SFR      360   80.0          7   6/1/99     5/1/29     2847.5
6940095224    SAN FRANCIS        CA   94116     Primary        SFR      360   50.0          7   7/1/99     6/1/29    1995.91
6941929520    POWAY              CA   92064     Primary        PUD      360   37.5       7.25   7/1/99     6/1/29     3069.8
6948737850    TAHOE VISTA        CA   96148     Secondary      SFR      360   71.1        7.5   7/1/99     6/1/29    1905.36
6956640418    EL SEGUNDO         CA   90245     Primary        SFR      360   77.5      7.375   6/1/99     5/1/29    1899.36
6969257234    BELMONT            MA    2478     Primary        SFR      360   80.0      7.125   6/1/99     5/1/29    2045.41
6977070652    SAN JOSE           CA   95129     Primary        SFR      360   64.4       7.25   7/1/99     6/1/29    2196.61
6981700294    SEATTLE            WA   98103     Primary        SFR      360   90.0          7   7/1/99     6/1/29    2275.34
6989107815    LAKE ELSINO        CA   92530     Primary        PUD      360   80.0       7.25   6/1/99     5/1/29    1882.81



BA, FSB
Settlement 6/24/1999

BANK OF AMERICA MORTGAGE SECURITIES, SERIES 1999-7
(Continued)



LOAN#         SCHPTD    ORIG BAL   ACT BALANCE       SCH BALANCE      PURP      DOC    APPRAISAL  RTRM   CLTV
-----         ------    --------   -----------       -----------      ----      ---    ---------  ----   ----
21418446         6/1/99  345461.63     343857.69        343530.86    PURCH        FULL       455000    324   89.4
5000004548       6/1/99     612000        612000        611510.59    PURCH        RAPD       775000    359   79.9
5000007632       6/1/99     400000        400000           400000    C/O REFI     FULL       550000    360   72.7
5000008598       6/1/99     435000        435000           435000    PURCH        RAPD       620000    360   71.0
5000008952       6/1/99     720000        720000        719438.33    C/O REFI     FULL      1200000    359   60.0
5000009109       6/1/99     130400        130400           130400    PURCH        FULL       170000    360   80.0
5000009588       6/1/99     500000        500000        499600.15    PURCH        RAPD       750000    359   69.9
5000009679       6/1/99      90000         90000         89929.79    C/O REFI     FULL       150000    359   60.0
5000009828       6/1/99     370000        370000         369725.4    C/O REFI     FULL       514000    359   71.9
5000011212       6/1/99     300000        300000        299765.97    C/O REFI     FULL       400000    359   74.9
5000011626       6/1/99     330400     330129.17        330129.17    PURCH        FULL       415000    359   79.9
5000014471       6/1/99     260000     259807.04        259807.04    PURCH        RAPD       325000    359   79.9
5000021054       6/1/99     240000        240000           240000    PURCH        RAPD       310000    360   78.7
5000037027       6/1/99     575000     574492.69        574492.69    PURCH        RAPD       875000    359   65.7
5000038785       6/1/99     403000        403000        402669.66    R/T REFI     RAPD       605000    359   66.6
5000043611       6/1/99     264000     263794.05        263794.05    PURCH        RAPD       362000    359   79.9
5000044114       6/1/99     350000        350000        349720.12    PURCH        RAPD       465000    359   76.9
5000044213       6/1/99     272000        272000        271787.81    R/T REFI     RAPD       420000    359   64.7
5000044221       6/1/99     290000     289768.09        289768.09    R/T REFI     RAPD       425000    359   68.2
5000044429       6/1/99     510000        510000        509611.93    PURCH        RAPD       650000    359   79.0
5000044668       6/1/99     364000        364000           364000    PURCH        RAPD       455000    360   80.0
5000051598       6/1/99     442000        442000        441732.23    C/O REFI     FULL      1100000    359   40.2
5000052802       6/1/99     416200        416200        415883.31    PURCH        FULL       521000    359   79.9
5000073014       6/1/99     300000        300000        299771.72    R/T REFI     FULL       527000    359   56.9
5000076181       6/1/99     372000        372000         371709.8    R/T REFI     FULL       465000    359   79.9
5000076405       6/1/99     360000        360000        359719.16    PURCH        FULL       510000    359   74.2
5000076934       6/1/99     282400        282400         282179.7    PURCH        RAPD       354000    359   79.9
5000085646       6/1/99     360000        360000        359719.16    R/T REFI     FULL       825000    359   43.6
5000091610       6/1/99      92000         92000            92000    C/O REFI     RAPD       115000    360   80.0
5000091669       6/1/99     116000        116000           116000    R/T REFI     RAPD       145000    359   80.0
5000096197       6/1/99     255000     254647.54        254647.54    R/T REFI     RAPD       345000    359   73.8
5000096445       6/1/99     620000        620000           620000    R/T REFI     RAPD      1400000    359   44.3
5000098003       6/1/99     260000        260000           260000    C/O REFI     FULL       350000    360   74.3
5000098227       6/1/99     460000     459132.14        459132.14    PURCH        RAPD       595000    359   79.8
5000107754       6/1/99     356400        356400        356121.97    PURCH        RAPD       396000    359   89.9
5000115088       6/1/99     329400     328786.63        328169.55    R/T REFI     FULL       460000    238   71.3
5000119163       6/1/99     318000        318000        317732.84    R/T REFI     FULL       525000    359   60.5
5000119650       6/1/99     600000        600000        599531.94    PURCH        FULL       800000    359   74.9
5000126374       6/1/99     542000        542000           542000    C/O REFI     FULL       775000    360   69.9
5000126572       6/1/99     347200      346948.7         346948.7    R/T REFI     RAPD       455000    359   76.3
5000128263       6/1/99     355500     355208.59        355208.59    PURCH        RAPD       395000    359   89.9
5000132877       6/1/99     436000        436000           436000    PURCH        FULL       690000    360   80.0
5000133347       6/1/99     423200        423200        422869.85    PURCH        FULL       529000    359   79.9
5000137587       6/1/99     320000        320000         319756.5    C/O REFI     FULL       450000    359   71.1
5000137595       6/1/99     325000        325000         324752.7    R/T REFI     RAPD       450000    359   72.2
5000137629       6/1/99     274900     274385.54        274385.54    PURCH        RAPD       377000    359   73.2
5000137652       6/1/99     480000        480000        479616.15    PURCH        RAPD       606000    359   79.9
5000137751       6/1/99     344000        344000        343738.24    PURCH        FULL       430000    359   79.9
5000138916       6/1/99     341000     339674.68        339674.68    R/T REFI     RAPD       450000    238   75.5
5000139815       6/1/99     337000     336362.83        335721.87    R/T REFI     RAPD       530000    238   63.4
5000140334       6/1/99     258000        258000        257788.51    C/O REFI     FULL       344000    359   74.9
5000142314       6/1/99     384200        384200        383885.07    R/T REFI     RAPD       635000    359   60.5
5000157429       6/1/99     296000        296000        295763.29    R/T REFI     FULL       600000    359   49.3
5000160514       6/1/99     379000        379000        378725.69    R/T REFI     RAPD       550000    359   68.9
5000161603       6/1/99     297500        297500        297300.38    C/O REFI     FULL       450000    359   66.1
5000175553       6/1/99     370000        370000        369738.85    C/O REFI     FULL       505000    359   73.2
5000176692       6/1/99     300000        300000           300000    PURCH        FULL       375000    360   80.0
5000177609       6/1/99     540800     540398.64        540398.64    PURCH        RAPD       676000    359   79.9
5000177732       6/1/99     377000        377000           377000    PURCH        RAPD       419000    360   90.0
5000179696       6/1/99     250000        250000        249795.07    R/T REFI     FULL       365000    359   68.4
5000186501       6/1/99     273000        273000           273000    C/O REFI     FULL       475000    360   57.5
5000203686       6/1/99     164000        164000           164000    PURCH        RAPD       205000    360   80.0
5000204718       6/1/99     138000        138000           138000    R/T REFI     FULL       180000    360   76.7
5000207745       6/1/99     311315        311315        311072.14    PURCH        FULL       333000    359   94.9
5000213149       6/1/99     275000     274785.47        274785.47    PURCH        RAPD       550000    359   50.3
5000213750       6/1/99     290000        290000        289768.09    R/T REFI     FULL       444000    359   65.3
5000217066       6/1/99     328500        328500        328224.01    PURCH        FULL       365000    359   89.9
5000218072       6/1/99     375000     374684.95        374684.95    PURCH        RAPD       575000    359   65.2
5000218767       6/1/99     295200     294969.71        294969.71    PURCH        RAPD       369000    359   79.9
5000229384       6/1/99     300000     299765.97        299765.97    R/T REFI     RAPD       510000    359   58.8
5000229400       6/1/99     252000        252000        251812.97    R/T REFI     RAPD       280000    359   89.9
5000229509       6/1/99     247850        247850         247661.4    R/T REFI     FULL       320000    359   77.4
5000229681       6/1/99     348000        348000        347707.63    PURCH        RAPD       435000    359   79.9
5000232032       6/1/99     328000        328000        327750.41    C/O REFI     RAPD       580000    359   56.6
5000232818       6/1/99     262400        262400        262190.16    R/T REFI     FULL       335000    359   78.3
5000235100       6/1/99     500000        500000        499609.94    R/T REFI     FULL       800000    359   62.5
5000235316       6/1/99     345250        345250        344987.29    C/O REFI     RAPD       467000    359   73.9
5000235878       6/1/99     390000        390000        389688.12    PURCH        RAPD       560000    359   71.6
5000236322       6/1/99     400000        400000        399703.14    C/O REFI     FULL      1300000    359   30.8
5000237981       6/1/99     308000     307747.53        307747.53    PURCH        FULL       385000    359   79.9
5000242312       6/1/99     313280        313280           313280    PURCH        RAPD       400000    360   80.0
5000245885       6/1/99     275000        275000           275000    PURCH        FULL       455000    360   63.2
5000246826       6/1/99     267400        267400        267180.81    PURCH        RAPD       305000    359   89.8
5000266196       6/1/99     269000        269000           269000    R/T REFI     FULL       369000    360   72.9
5000283167       6/1/99     340000        340000        339734.77    PURCH        RAPD       574000    359   59.4
5000285261       6/1/99     338000        338000        337736.32    R/T REFI     FULL       497000    359   68.0
5000287317       6/1/99     300000        300000        299771.72    R/T REFI     FULL       365000    359   82.1
5000289289       6/1/99     270800     270088.74        270088.74    R/T REFI     FULL       560000    359   48.3
5000296011       6/1/99     252500     252307.86        252307.86    R/T REFI     FULL       290000    359   87.0
5000296995       6/1/99     259000        259000        258802.92    R/T REFI     FULL       288000    359   89.9
5000304203       6/1/99     301640     301410.47        301410.47    R/T REFI     FULL       420000    359   71.8
5000304872       6/1/99     318750      318495.1         318495.1    C/O REFI     RAPD       425000    359   74.9
5000306406       6/1/99     453750        453750        453453.18    R/T REFI     FULL       605000    359   75.0
5000306935       6/1/99      90500         90500            90500    R/T REFI     FULL       113500    360   79.7
5000315860       6/1/99     352200     351925.25        351925.25    R/T REFI     FULL       450000    359   78.2
5000326677       6/1/99     428000        428000        427640.42    PURCH        RAPD       535000    359   79.9
5000330513       6/1/99     506000        506000        505595.36    R/T REFI     RAPD      1200000    359   42.2
5000332170       6/1/99     285700        285700        285454.01    R/T REFI     FULL       440000    359   64.9
5000335595       6/1/99     355000     354729.87        354729.87    R/T REFI     FULL       485000    359   73.1
5000352194       6/1/99     263200        263200        262989.52    PURCH        RAPD       330000    359   79.9
5000355973       6/1/99     490000        490000        489627.15    C/O REFI     FULL       700000    359   69.9
5000357847       6/1/99     310000        310000        309758.17    R/T REFI     RAPD       390000    359   79.4
5000361674       6/1/99     278100        278100        277888.39    PURCH        RAPD       310000    359   89.9
5000362466       6/1/99     337500        337500           337500    PURCH        FULL       380000    360   90.0
5000372762       6/1/99     296000        296000        295757.37    PURCH        FULL       370000    359   79.9
5000373984       6/1/99     360000        360000        359719.16    PURCH        FULL       400000    359   89.9
5000377720       6/1/99     415000     414668.12        414668.12    PURCH        FULL       540000    359   77.1
5000398460       6/1/99      87900         87900         87836.37    PURCH        RAPD       168000    359   52.3
5000406743       6/1/99     597500     597045.35         596587.9    C/O REFI     FULL      1000000    358   59.7
5000407014       6/1/99     350000        350000        349705.95    PURCH        RAPD       441000    359   79.3
5000408459       6/1/99     264000        264000         263783.6    PURCH        RAPD       330000    359   79.9
5000419423       6/1/99     271800        271800        271565.99    R/T REFI     RAPD       350000    359   77.6
5000426790       6/1/99     331000     330748.13        330748.13    R/T REFI     RAPD       700000    359   47.3
5000427756       6/1/99     251000     248573.75        248098.54    R/T REFI     FULL       317000    238   78.3
5000430123       6/1/99     632700        632700        632168.45    PURCH        RAPD       875000    359   74.9
5000430446       6/1/99     274500        274500        274274.99    PURCH        RAPD       326000    359   89.9
5000435288       6/1/99     251200     250988.96        250988.96    PURCH        FULL       315000    359   79.9
5000435650       6/1/99     320000        320000         319737.7    C/O REFI     RAPD       800000    359   40.0
5000435668       6/1/99     555000        555000        554556.17    R/T REFI     RAPD       850000    359   65.2
5000435767       6/1/99     294000        294000        293770.65    R/T REFI     RAPD       715000    359   41.1
5000435817       6/1/99     266950        266950        266731.18    PURCH        FULL       281000    359   94.9
5000435890       6/1/99     402000        402000        401670.48    PURCH        RAPD       550000    359   79.9
5000435940       6/1/99     328800        328800        328537.06    PURCH        FULL       425000    359   79.9
5000436039       6/1/99     414300     413951.93        413951.93    R/T REFI     RAPD       675000    359   61.3
5000436054       6/1/99     309000        309000        308758.96    R/T REFI     RAPD       390000    359   79.2
5000436120       6/1/99     343200        343200         342945.3    PURCH        RAPD       460000    359   79.9
5000436229       6/1/99     250500        250500        250304.59    R/T REFI     RAPD       380000    359   65.9
5000436278       6/1/99     350000     349726.96        349726.96    R/T REFI     RAPD       560000    359   62.5
5000436294       6/1/99     285000        285000        284777.68    C/O REFI     FULL       470000    359   60.6
5000436385       6/1/99     267700     267485.92        267485.92    PURCH        RAPD       353000    359   79.9
5000436450       6/1/99     356000        356000        355700.91    PURCH        RAPD       445000    359   79.9
5000436468       6/1/99     270000        270000        269789.37    R/T REFI     RAPD       300000    359   89.9
5000436633       6/1/99     329400     329021.91        328756.25    PURCH        RAPD       415000    358   79.8
5000436799       6/1/99     377300        377300        377005.67    PURCH        FULL       578000    359   65.3
5000437268       6/1/99     378750     378454.54         378157.3    C/O REFI     FULL       505000    358   74.9
5000437326       6/1/99     360800        360800        360496.88    R/T REFI     RAPD       455000    359   79.2
5000437367       6/1/99     263600     263383.93         263166.6    PURCH        RAPD       330000    358   79.9
5000440510       6/1/99     101600        101600           101600    PURCH        FULL       130000    360   80.0
5000445709       6/1/99     400000        400000        399680.12    PURCH        RAPD       535000    359   74.7
5000446178       6/1/99     286500      286276.5         286276.5    R/T REFI     FULL       403000    359   71.0
5000446194       6/1/99     413600        413600        413260.97    PURCH        RAPD       517000    359   79.9
5000446285       6/1/99     545000        545000           545000    R/T REFI     RAPD       865000    360   63.0
5000446376       6/1/99     265500        265500        265282.37    PURCH        RAPD       295000    359   89.9
5000446384       6/1/99     400000     399633.33        399633.33    C/O REFI     RAPD       580000    359   68.9
5000452853       6/1/99     445000        445000        444626.14    R/T REFI     RAPD       655000    359   67.9
5000454750       6/1/99     355000        355000        354709.01    PURCH        FULL       610000    359   58.7
5000455799       6/1/99     456800        456800         456406.7    PURCH        FULL       571000    359   79.9
5000460260       6/1/99     281600     281369.17        281369.17    PURCH        RAPD       356000    359   79.9
5000460450       6/1/99     349200        349200           349200    PURCH        RAPD       500000    360   70.0
5000460807       6/1/99     273400        273400        273164.61    R/T REFI     RAPD       353000    359   77.4
5000460922       6/1/99     345200        345200        344937.32    PURCH        RAPD       435000    359   79.9
5000461144       6/1/99     300000     297754.09        297754.09    PURCH        RAPD       457500    359   65.1
5000461508       6/1/99     252000     251793.43        251793.43    PURCH        RAPD       315000    359   79.9
5000461755       6/1/99     325000        325000        324726.96    PURCH        RAPD       490000    359   66.5
5000470186       6/1/99     310000        310000        309764.11    R/T REFI     RAPD       405000    359   76.5
5000471416       6/1/99     299000     298760.89        298760.89    R/T REFI     RAPD       383000    359   78.0
5000471762       6/1/99     302000        302000        301752.45    PURCH        RAPD       378000    359   79.8
5000482488       6/1/99     315000        315000        314754.27    R/T REFI     FULL       420000    359   74.9
5000485424       6/1/99     415000        415000        414642.69    R/T REFI     RAPD       535000    359   77.5
5000487503       6/1/99     429000        429000        428639.58    R/T REFI     RAPD       550000    359   77.9
5000495522       6/1/99     352000     351618.51        351618.51    R/T REFI     RAPD       450000    359   78.1
5000497296       6/1/99     247350        247350        247152.19    PURCH        RAPD       275000    359   89.9
5000504604       6/1/99     257000        257000        256799.51    R/T REFI     FULL       415000    359   61.9
5000505312       6/1/99     462000        462000        461648.46    C/O REFI     FULL       660000    359   69.9
5000507508       6/1/99     277000        277000        276772.94    R/T REFI     FULL       409000    359   67.7
5000534213       6/1/99     335700        335700        335431.54    PURCH        RAPD       375000    359   89.9
5000540806       6/1/99     400000        400000        399695.62    PURCH        RAPD       630000    359   66.6
5000542562       6/1/99     580000     579536.18        579536.18    PURCH        RAPD       735000    359   79.9
5000543123       6/1/99     195000        195000           195000    R/T REFI     FULL       250000    360   78.0
5000543735       6/1/99     283400        283400        283161.91    R/T REFI     RAPD       356000    359   79.5
5000544030       6/1/99     259200     259002.77        259002.77    PURCH        RAPD       288000    359   89.9
5000544337       6/1/99     340000        340000         339728.1    PURCH        FULL       425000    359   79.9
5000544592       6/1/99     438000        438000        437649.74    PURCH        RAPD       550000    359   79.9
5000547884       6/1/99     450000        450000        449648.95    PURCH        RAPD       600500    359   75.0
5000549021       6/1/99     344400      344144.4         344144.4    C/O REFI     FULL       525000    359   65.6
5000549138       6/1/99     286000     285438.54        285438.54    PURCH        RAPD       380000    359   78.9
5000550474       6/1/99     250000        250000        249809.77    PURCH        FULL       314000    359   79.6
5000550763       6/1/99     280000        280000        279752.95    PURCH        RAPD       351000    359   79.9
5000551373       6/1/99     261000     260796.39        260796.39    PURCH        RAPD       290000    359   89.9
5000551548       6/1/99     285600      285377.2         285377.2    PURCH        RAPD       365500    359   79.9
5000551746       6/1/99     337000      336737.1         336737.1    R/T REFI     RAPD       606000    359   55.6
5000551878       6/1/99     299000        299000        298760.89    R/T REFI     RAPD       500000    359   59.8
5000552025       6/1/99     260000        260000        259802.16    R/T REFI     FULL       356000    359   73.0
5000553205       6/1/99     592000        592000        591526.58    PURCH        RAPD       740000    359   79.9
5000553940       6/1/99     309000        309000        308764.87    R/T REFI     FULL       442000    359   69.9
5000554195       6/1/99     280000        280000        279776.08    R/T REFI     RAPD       415000    359   67.4
5000554682       6/1/99     267000        267000        266689.49    R/T REFI     FULL       397000    299   67.2
5000560325       6/1/99     650000        650000         649480.2    R/T REFI     RAPD       890000    359   73.0
5000560499       6/1/99     500000        500000        499600.15    R/T REFI     RAPD       845000    359   59.2
5000560952       6/1/99     250000        250000        249804.97    PURCH        RAPD       330000    359   75.7
5000561216       6/1/99     295000        295000        294739.73    PURCH        RAPD       352000    359   83.7
5000568823       6/1/99     340000        340000        339747.67    PURCH        RAPD       425000    359   79.9
5000570662       6/1/99     387000        387000        386712.78    PURCH        RAPD       430000    359   89.9
5000570944       6/1/99     326000     325758.06        325758.06    R/T REFI     RAPD       850000    359   38.4
5000572262       6/1/99     345000        345000        344762.57    R/T REFI     RAPD       391000    359   88.2
5000574946       6/1/99     265000        265000        264793.27    C/O REFI     RAPD       460000    359   57.6
5000575018       6/1/99     372000        372000        371702.51    PURCH        FULL       467000    359   79.9
5000577733       6/1/99     456000        456000        455653.02    PURCH        RAPD       570000    359   79.9
5000578624       6/1/99     300000        300000        299765.97    C/O REFI     RAPD       615000    359   48.8
5000579176       6/1/99     290400        290400           290400    PURCH        RAPD       365000    360   80.0
5000579341       6/1/99     400000        400000        399687.96    PURCH        RAPD       500000    359   79.9
5000579713       6/1/99     312000        312000        311790.65    C/O REFI     FULL       390000    359   79.9
5000580067       6/1/99     350000        350000        349726.96    PURCH        RAPD       550000    359   63.6
5000580075       6/1/99     296450        296450           296207    C/O REFI     RAPD       500000    359   59.3
5000580158       6/1/99     387500     387201.51        387201.51    C/O REFI     FULL       560000    359   69.1
5000580166       6/1/99     288000        288000        287780.85    R/T REFI     RAPD       420000    359   68.5
5000580372       6/1/99     449000        449000        448622.78    R/T REFI     RAPD       775000    359   57.9
5000580554       6/1/99     258800        258800         258598.1    PURCH        RAPD       325000    359   79.9
5000580679       6/1/99     311200        311200         310944.9    PURCH        FULL       390000    359   79.9
5000580778       6/1/99     580000     579547.54        579547.54    PURCH        RAPD       725000    359   79.9
5000581156       6/1/99     440000        440000        439648.13    PURCH        RAPD       550000    359   79.9
5000581206       6/1/99     271000        271000        270788.59    PURCH        FULL       344000    359   79.9
5000581214       6/1/99     276000     275779.28        275779.28    PURCH        RAPD       345000    359   79.9
5000581305       6/1/99     308000     307296.67        307296.67    PURCH        RAPD       385000    359   79.8
5000581354       6/1/99     280000        280000        279776.08    PURCH        RAPD       350000    359   79.9
5000581842       6/1/99     500000        500000        499579.93    PURCH        RAPD       903000    359   55.4
5000581875       6/1/99     304500        304500        304274.02    R/T REFI     FULL       406000    359   74.9
5000581933       6/1/99     485000        485000        484612.15    PURCH        RAPD       606256    359   79.9
5000582568       6/1/99     510550        510550        510141.72    PURCH        RAPD       680000    359   79.9
5000582618       6/1/99     300000        300000        299765.97    PURCH        RAPD       395000    359   75.9
5000582675       6/1/99     315000     314575.22        314575.22    R/T REFI     RAPD       675000    359   46.6
5000583483       6/1/99     404000     403692.59        403692.59    PURCH        FULL       505000    359   79.9
5000583616       6/1/99     353600        353600        353310.16    PURCH        RAPD       442000    359   79.9
5000583632       6/1/99     280000     279781.57        279781.57    R/T REFI     RAPD       380000    359   73.6
5000584283       6/1/99     316000        316000        315740.97    PURCH        RAPD       395000    359   79.9
5000584432       6/1/99     348000      347721.7         347721.7    PURCH        RAPD       435000    359   79.9
5000584481       6/1/99     445200        445200         444852.7    PURCH        RAPD       556500    359   79.9
5000584564       6/1/99     258750        258750         258553.1    C/O REFI     FULL       345000    359   74.9
5000584648       6/1/99     265000     264780.83        264780.83    C/O REFI     RAPD       360000    359   73.6
5000584671       6/1/99     334000        334000        333739.45    R/T REFI     RAPD       420000    359   79.5
5000584754       6/1/99     350000        350000        349726.96    PURCH        RAPD       495000    359   70.7
5000584978       6/1/99     260000        260000        259797.17    PURCH        RAPD       325000    359   79.9
5000590280       6/1/99     400000        400000        399687.96    C/O REFI     FULL       540000    359   74.0
5000591874       6/1/99     622000        622000        621514.78    R/T REFI     FULL       960000    359   64.7
5000591999       6/1/99     524000        524000        523591.22    C/O REFI     RAPD       753000    359   69.5
5000592989       6/1/99     400000        400000        399687.96    R/T REFI     RAPD       750000    359   53.3
5000593631       6/1/99     273000        273000        272776.22    R/T REFI     FULL       425000    359   64.2
5000594308       6/1/99     457600        457600         457251.8    PURCH        RAPD       572000    359   79.9
5000596410       6/1/99     427000        427000           427000    R/T REFI     FULL       535000    360   79.8
5000596907       6/1/99     300000        300000        299754.09    PURCH        RAPD       455000    359   65.9
5000596949       6/1/99     426000        426000        425683.84    C/O REFI     RAPD       590000    359   72.1
5000598580       6/1/99     300000     299747.96        299747.96    C/O REFI     RAPD       660000    359   45.5
5000598812       6/1/99     325000        325000         324740.1    R/T REFI     FULL       510000    359   63.7
5000598879       6/1/99     360000        360000        359704.91    PURCH        RAPD       785000    359   45.9
5000598952       6/1/99     267950        267950        267740.96    PURCH        RAPD       335000    359   79.9
5000598960       6/1/99     375000        375000        374707.46    R/T REFI     RAPD       825000    359   45.5
5000599752       6/1/99     364000        364000        363716.04    PURCH        FULL       460000    359   79.9
5000599869       6/1/99     251250        251250        251063.53    R/T REFI     FULL       372000    359   67.5
5000599943       6/1/99     310000        310000        309745.89    PURCH        RAPD       435000    359   71.2
5000601574       6/1/99     342000        342000         341733.2    R/T REFI     FULL       730000    359   46.8
5000601624       6/1/99     278400        278400        278171.79    PURCH        FULL       348000    359   79.9
5000611706       6/1/99     386000     384370.86        384370.86    R/T REFI     FULL       485000    359   79.3
5000612639       6/1/99     240000        240000        239812.77    PURCH        FULL       345000    359   69.5
5000612860       6/1/99     365000        365000        364700.81    C/O REFI     FULL       550000    359   66.3
5000616184       6/1/99     325000     324733.59        324465.63    PURCH        FULL       642000    358   50.5
5000616374       6/1/99     320000        320000        319750.36    R/T REFI     FULL       775000    359   41.3
5000616978       6/1/99      40000         40000         39971.05    PURCH        FULL        53000    359   77.5
5000619139       6/1/99     336000      335731.3         335731.3    PURCH        FULL       425000    359   79.9
5000685197       6/1/99     350000     349740.24        349740.24    PURCH        RAPD       537000    359   65.2
5000685767       6/1/99     320000        320000           320000    R/T REFI     FULL       875000    360   36.6
5000688084       6/1/99     440000        440000        439648.13    PURCH        FULL       590000    359   74.6
5000688159       6/1/99     520000        520000        519594.35    C/O REFI     FULL       850000    359   61.2
5000688233       6/1/99     600000        600000        599531.94    R/T REFI     FULL       760000    359   78.9
5000689058       6/1/99     603000        603000         602529.6    R/T REFI     RAPD      1115000    359   54.1
5000689140       6/1/99     254000        254000         253791.8    R/T REFI     FULL       425000    359   59.8
5000717552       6/1/99     325000     324746.46        324746.46    PURCH        RAPD      1050000    359   31.0
5000717768       6/1/99     286000        286000        285771.29    PURCH        RAPD       362000    359   79.8
5000717826       6/1/99     360000        360000        359732.82    C/O REFI     FULL       450000    359   79.9
5000717917       6/1/99     298000        298000        297761.69    PURCH        FULL       423000    359   70.4
5000718048       6/1/99     325000        325000        324726.96    PURCH        RAPD       685000    359   48.1
5000718501       6/1/99     257000     256809.26        256809.26    R/T REFI     RAPD       325000    359   79.0
5000718519       6/1/99     280000        280000        279764.76    PURCH        RAPD       350000    359   79.9
5000718741       6/1/99     351200     350926.02        350926.02    PURCH        RAPD       439000    359   79.9
5000718824       6/1/99     248150        248150        247946.59    PURCH        RAPD       335000    359   79.9
5000718964       6/1/99     650000     649453.92        649453.92    PURCH        RAPD       896000    359   72.6
5000719111       6/1/99     334400        334400           334400    PURCH        FULL       418000    360   80.0
5000719202       6/1/99     277500        277500        277288.84    C/O REFI     FULL       370000    359   74.9
5000719574       6/1/99     326400        326400        326145.37    PURCH        RAPD       495000    359   79.9
5000721257       6/1/99     355000        355000           354709    PURCH        RAPD       530000    359   66.9
5000723261       6/1/99     324000        324000        323759.54    PURCH        FULL       360000    359   89.9
5000726934       6/1/99     288275        288275        288032.81    PURCH        FULL       304000    359   94.9
5000730605       6/1/99     252000     251893.03        251695.79    R/T REFI     FULL       315000    359   79.9
5000731074       6/1/99     560000        560000        559563.14    PURCH        RAPD       806000    359   69.5
5000731090       6/1/99     319500        319500        319256.88    C/O REFI     RAPD       661000    359   48.3
5000731165       6/1/99     450000        450000        449648.95    C/O REFI     RAPD      2350000    359   19.1
5000731447       6/1/99     298000        298000        297773.24    R/T REFI     RAPD       429000    359   69.4
5000731587       6/1/99     508000        508000        507603.71    R/T REFI     RAPD       690000    359   73.6
5000731595       6/1/99     371972        371972        371659.49    PURCH        FULL       465000    359   79.9
5000731603       6/1/99     420000        420000        419664.13    C/O REFI     FULL       600000    359   69.9
5000731835       6/1/99     344800        344800        344510.32    PURCH        RAPD       431000    359   79.9
5000732098       6/1/99     298800        298800           298800    R/T REFI     FULL       335000    360   90.0
5000732189       6/1/99     328000        328000           328000    PURCH        RAPD       410000    360   80.0
5000732361       6/1/99     450000        450000        449648.95    C/O REFI     FULL       800000    359   56.3
5000734599       6/1/99     410000        410000        409680.15    C/O REFI     FULL       600000    359   68.3
5000744713       6/1/99     367300        367300        367040.76    R/T REFI     RAPD       560000    359   65.6
5000745140       6/1/99     273750        273750        273546.84    C/O REFI     FULL       365000    359   74.9
5000746429       6/1/99     329600     329378.84        329378.84    PURCH        RAPD       412000    359   79.9
5000747757       6/1/99     279000        279000        278759.79    PURCH        RAPD       380000    359   73.6
5000757830       6/1/99     650000        650000        649492.93    R/T REFI     RAPD       950000    359   68.4
5000757970       6/1/99     285000        285000           285000    C/O REFI     RAPD       825000    360   34.5
5000758101       6/1/99     540000        540000        539546.33    PURCH        RAPD       790901    359   68.2
5000758309       6/1/99     280000        280000        279786.93    C/O REFI     FULL       400000    359   69.9
5000758424       6/1/99     468800        468800           468800    PURCH        RAPD       586000    360   80.0
5000758457       6/1/99     277500        277500        277266.86    R/T REFI     FULL       400000    359   69.3
5000758507       6/1/99     442150     441796.42        441796.42    PURCH        RAPD       553000    359   79.9
5000758747       6/1/99     590000        590000        589539.73    R/T REFI     FULL       850000    359   69.4
5000759026       6/1/99     349600        349600        349320.43    PURCH        RAPD       437000    359   79.9
5000759174       6/1/99     356250     355976.56        355976.56    C/O REFI     RAPD       475000    359   74.9
5000759216       6/1/99     253500     253311.87        253311.87    R/T REFI     FULL       345000    359   73.4
5000759240       6/1/99     305000        305000        304743.76    PURCH        RAPD       505000    359   60.3
5000759273       6/1/99     248000        248000        247806.53    PURCH        RAPD       311000    359   79.8
5000759380       6/1/99     336000     335744.33        335744.33    R/T REFI     RAPD       445000    359   75.4
5000759661       6/1/99     248000        248000        247806.53    R/T REFI     FULL       355000    359   69.8
5000800119       6/1/99     336000        336000        335737.88    PURCH        RAPD       445000    359   79.9
5000800259       6/1/99     277600        277600        277383.44    R/T REFI     RAPD       414000    359   67.0
5000800523       6/1/99     452000        452000         451629.5    R/T REFI     RAPD       660000    359   68.4
5000801216       6/1/99     350000     349713.11        349713.11    C/O REFI     RAPD       510000    359   68.6
5000802297       6/1/99     152000        152000        151884.34    R/T REFI     FULL       275000    359   55.3
5000802461       6/1/99     111450        111450           111450    PURCH        FULL       140000    360   80.0
5000802487       6/1/99     584000        579000        578503.29    R/T REFI     RAPD       800000    359   78.9
5000837798       6/1/99     477600        477600        477208.51    PURCH        FULL       600000    359   79.9
5000837970       6/1/99     382000        382000         381716.5    R/T REFI     RAPD       650000    359   58.8
5000838085       6/1/99     303750        303750        303513.04    C/O REFI     RAPD       405000    359   74.9
5000838101       6/1/99     364000        364000        363701.62    PURCH        RAPD       520000    359   69.9
5000838275       6/1/99     358000     357720.72        357720.72    R/T REFI     RAPD       500000    359   71.5
5000838762       6/1/99     245000        245000        244789.06    R/T REFI     RAPD       440000    359   55.7
5000839919       6/1/99     380000        380000        379703.56    R/T REFI     FULL       475000    359   79.9
5000840537       6/1/99     336000     335744.33        335744.33    R/T REFI     FULL       420000    359   79.9
5000842616       6/1/99     322000        322000        321748.81    R/T REFI     RAPD       532500    359   60.5
5000842723       6/1/99     372000        372000         371709.8    R/T REFI     RAPD       465000    359   79.9
5000843192       6/1/99     396000        396000        395667.31    R/T REFI     RAPD       685000    359   57.8
5000843622       6/1/99     287600        287600        287381.15    R/T REFI     RAPD       327000    359   87.9
5000843960       6/1/99     368000     367719.98        367719.98    PURCH        RAPD       480000    359   79.9
5000845247       6/1/99     650000        650000         649505.4    PURCH        RAPD       855000    359   76.0
5000845783       6/1/99     268000        268000        267790.93    PURCH        RAPD       335000    359   79.9
5000846013       6/1/99     275000        275000        274795.91    R/T REFI     FULL       460000    359   59.8
5000846260       6/1/99     459000        459000           459000    PURCH        RAPD       960000    360   47.9
5000846781       6/1/99     336000        336000        335750.63    C/O REFI     FULL       450000    359   74.6
5000857523       6/1/99     310000        310000        309764.11    C/O REFI     FULL       600000    359   51.7
5000857671       6/1/99     500000        500000        499579.93    R/T REFI     RAPD      1100000    359   45.5
5000857721       6/1/99     346000        346000        345709.31    PURCH        FULL       433000    359   79.8
5000858463       6/1/99     248000        248000        247815.94    PURCH        FULL       310000    359   79.9
5000858513       6/1/99     278800        278800        278582.51    PURCH        RAPD       328000    359   84.9
5000859966       6/1/99     320000        320000         319737.7    PURCH        FULL       400000    359   79.9
5000945021       6/1/99     268000        268000        267780.31    PURCH        RAPD       335000    359   79.9
5000945039       6/1/99     550000        550000        549560.17    R/T REFI     RAPD       960000    359   57.3
5000945146       6/1/99     322000        322000         321742.5    R/T REFI     RAPD       515000    359   62.5
5000945179       6/1/99     610000        610000           610000    R/T REFI     RAPD       800000    360   76.3
5000945377       6/1/99     646000     641412.38        641412.38    R/T REFI     RAPD       900000    359   71.3
5000945427       6/1/99     428000        428000        427682.36    R/T REFI     RAPD       580000    359   73.7
5000945443       6/1/99     348000        348000        347728.52    PURCH        FULL       435000    359   79.9
5000945518       6/1/99     650000     649453.92        649453.92    PURCH        RAPD       844000    359   77.0
5000945708       6/1/99     330000        330000           330000    PURCH        RAPD       515000    360   66.0
5000945864       6/1/99     296000        296000        295763.29    PURCH        FULL       370000    359   79.9
5000945955       6/1/99     540000        540000        539599.24    PURCH        FULL       675000    359   79.9
5000946169       6/1/99     312000     311755.92        311755.92    PURCH        FULL       390000    359   79.9
5000946300       6/1/99     307500        307500        307266.01    C/O REFI     RAPD       410000    359   74.9
5000946326       6/1/99     350000     349720.11        349720.11    R/T REFI     RAPD       450000    359   77.7
5000946417       6/1/99     560000     559101.68        559101.68    PURCH        FULL       700000    358   79.9
5000946425       6/1/99     376000     375671.67        375671.67    PURCH        FULL       470000    359   79.9
5000946516       6/1/99     400000        400000        399680.12    PURCH        RAPD       616000    359   64.9
5000946813       6/1/99     257000        257000           257000    R/T REFI     FULL       475000    360   54.1
5000946854       6/1/99     319000        319000        318757.26    R/T REFI     FULL       460000    359   69.3
5000947035       6/1/99     433000        433000        432653.73    R/T REFI     FULL       545000    359   79.4
5000947076       6/1/99     393600        393600        393285.24    PURCH        RAPD       492000    359   79.9
5000947381       6/1/99     270000        270000        269784.09    PURCH        RAPD       540000    359   50.0
5000980200       6/1/99     350000        350000        349720.11    PURCH        RAPD       540000    359   64.8
6002204821       6/1/99     332000        332000        331721.07    PURCH        RAPD       415000    359   79.9
6003458962       6/1/99     251750        251750        251548.68    PURCH        FULL       265000    359   94.9
6012269095       6/1/99     400000        400000           400000    PURCH        RAPD       517000    360   80.0
6016142975       6/1/99     315000        315000           315000    R/T REFI     RAPD       371000    360   84.9
6016621911       6/1/99     267000        267000           267000    R/T REFI     RAPD       390000    360   68.5
6019659330       6/1/99     345000        345000           345000    C/O REFI     FULL       460000    360   75.0
6020495864       6/1/99     388500        388500        388196.93    R/T REFI     RAPD       840000    359   46.3
6030352097       6/1/99     580000        580000           580000    R/T REFI     FULL       965000    360   60.1
6032051960       6/1/99     480000        480000        479625.55    R/T REFI     RAPD       920000    359   52.2
6041827962       6/1/99     385000        385000        384699.66    PURCH        RAPD       735000    359   52.4
6045422869       6/1/99     374000        374000           374000    R/T REFI     RAPD       675000    360   55.4
6046082563       6/1/99     650000        650000         649505.4    R/T REFI     FULL       884000    359   73.5
6050976833       6/1/99     286500        286500           286500    R/T REFI     FULL       455000    360   63.0
6052384432       6/1/99     344400        344400        344131.33    PURCH        RAPD       435000    359   79.9
6057294610       6/1/99     410000        410000        409655.55    PURCH        RAPD       520500    359   78.8
6059688728       6/1/99     492000        492000           492000    PURCH        RAPD       630000    360   80.0
6062111221       6/1/99     300000     299681.25        299681.25    R/T REFI     RAPD       450000    359   66.6
6070259533       6/1/99     199950        199950        199797.85    PURCH        FULL       260000    359   76.9
6070670689       6/1/99      82000         82000          81937.6    C/O REFI     FULL       225000    359   36.4
6071176819       6/1/99     128000        128000           128000    PURCH        FULL       160000    360   80.0
6095710924       6/1/99     279400        279400        279192.64    R/T REFI     RAPD       390000    359   71.6
6108456572       6/1/99     285000        285000        284777.67    C/O REFI     FULL       407500    359   69.9
6120578791       6/1/99     308000        308000        307747.53    PURCH        RAPD       385000    359   79.9
6123803949       6/1/99     448000        448000        447632.77    C/O REFI     RAPD       640000    359   69.9
6126357356       6/1/99     547200        547200        546762.41    PURCH        FULL       684000    359   79.9
6143069372       6/1/99     249900        249900        249700.15    PURCH        FULL       500000    359   50.0
6145062227       6/1/99     440000        440000        439630.34    PURCH        RAPD       550000    359   79.9
6145687205       6/1/99     340000        340000           340000    R/T REFI     FULL       450000    360   75.6
6147092818       6/1/99     350000        350000        349705.95    PURCH        RAPD       763000    359   45.9
6153466963       6/1/99     225000        225000           225000    PURCH        RAPD       395000    360   57.0
6153898975       6/1/99      86400         86400            86400    R/T REFI     FULL       108000    360   80.0
6154670662       6/1/99     315000        315000        314754.27    PURCH        RAPD       423948    359   74.2
6179384943       6/1/99     552000     551558.57        551558.57    PURCH        FULL       690000    359   79.9
61856444         6/1/99   80452.42      79845.19         79721.65    R/T REFI     FULL       125000    270   69.0
61858609         6/1/99  170428.86     169142.54        168880.84    R/T REFI     FULL       245000    270   74.3
61860514         6/1/99  114046.97     113348.63        113174.43    R/T REFI     FULL       172000    271   71.3
61860689         6/1/99   78322.34       77866.9         77753.39    C/O REFI     FULL       144000    271   58.6
61867888         6/1/99   81826.95      80858.18         80734.62    C/O REFI     FULL       115000    269   75.3
6188096603       6/1/99     261000        261000        260791.28    PURCH        FULL       290000    359   89.9
62030094         6/1/99   64270.48      63645.24         63553.67    R/T REFI     FULL       157000    268   43.5
62030132         6/1/99    86188.8      85344.17         85221.34    PURCH        FULL       116500    268   79.1
62030523         6/1/99  145549.28     143863.38        143863.38    PURCH        FULL       197000    268   78.8
6214792134       6/1/99     388000        388000        387704.76    R/T REFI     FULL       485000    359   79.9
6218337282       6/1/99     287400        287400           287400    PURCH        FULL       319500    360   90.0
6219497697       6/1/99     301500        301500        301258.89    PURCH        RAPD       335000    359   89.9
6230433101       6/1/99     347200     346929.15        346929.15    PURCH        FULL       439000    359   79.9
6245422610       6/1/99     349900     349627.05        349627.05    PURCH        RAPD       470000    359   74.4
6250397541       6/1/99     317250        317250        316996.29    R/T REFI     RAPD       400000    359   79.2
6254224691       6/1/99     248500        248500           248500    R/T REFI     RAPD       400000    360   62.1
6258284147       6/1/99     299000        299000        298772.48    R/T REFI     RAPD       790000    359   37.8
6266822748       6/1/99     370000        370000        369711.36    C/O REFI     RAPD       535000    359   69.1
6272262491       6/1/99     430000        430000        429664.56    PURCH        RAPD       596000    359   72.1
62730533         6/1/99     469000     467430.27         467045.9    R/T REFI     RAPD       715000    355   65.3
6303384264       6/1/99     276000        276000           276000    PURCH        FULL       347750    360   80.0
6309610563       6/1/99     491000        491000           491000    R/T REFI     RAPD       950000    359   51.7
6315281474       6/1/99     376000        376000           376000    R/T REFI     RAPD       514000    360   73.2
6318290985       6/1/99     276000        276000           276000    PURCH        RAPD       345000    360   80.0
6328988297       6/1/99     488000        488000        487599.99    R/T REFI     RAPD       659000    359   74.0
6350548480       6/1/99     336000        336000         335731.3    R/T REFI     RAPD       487000    359   68.9
6353524843       6/1/99     291000        291000           291000    C/O REFI     FULL       515000    360   56.5
6363447779       6/1/99     320000        319966         319703.5    PURCH        RAPD       458000    359   69.8
6370375740       6/1/99     335250        335250        334968.34    PURCH        RAPD       376600    359   89.9
6371603645       6/1/99     360000        360000           360000    C/O REFI     RAPD       480000    360   75.0
6372944063       6/1/99     415200        415200        414867.97    PURCH        FULL       525000    359   79.9
6374238720       6/1/99     381000        381000        380702.78    R/T REFI     RAPD       530000    359   71.8
6379605030       6/1/99     418850        418850           418850    PURCH        RAPD       524000    360   80.0
6381434791       6/1/99     324839        324839        324585.59    PURCH        FULL       407000    359   79.9
6382671920       6/1/99     472000        472000        471622.54    R/T REFI     RAPD      1250000    359   37.8
6393000432       6/1/99     275650        275650        275418.41    R/T REFI     FULL       500000    359   55.1
6398912979       6/1/99     350000        350000           350000    R/T REFI     RAPD       579000    360   60.4
6411605915       6/1/99     375000     374700.11        374700.11    R/T REFI     FULL       475000    359   78.9
6412488386       6/1/99     240100        240100           240100    PURCH        RAPD       440000    360   54.8
6416028790       6/1/99     300800        300800           300800    PURCH        RAPD       380000    360   80.0
6424804356       6/1/99     261250        261250         261046.2    PURCH        RAPD       275000    359   94.9
6425667943       6/1/99     400000        400000        399663.95    PURCH        RAPD       457500    359   89.3
6427782278       6/1/99     170000        170000           170000    PURCH        FULL       265000    360   68.0
6430757366       6/1/99     303600     303363.16        303363.16    R/T REFI     FULL       440000    359   68.9
6432683321       6/1/99     300000        300000        299771.72    C/O REFI     RAPD       400000    359   74.9
64328406         6/1/99     324700     323394.98        323133.79    PURCH        FULL       410000    355   79.6
6433282297       6/1/99     560000     548994.66        548491.31    R/T REFI     RAPD       825000    359   66.5
6435942237       6/1/99     270000        270000           270000    PURCH        FULL       338000    360   79.9
6441362073       6/1/99     425650      425292.4         425292.4    PURCH        FULL       532500    359   79.9
6444651381       6/1/99     475000     474591.04        474591.04    PURCH        RAPD       910000    359   54.9
6448732195       6/1/99     340000        340000           340000    R/T REFI     RAPD       525000    360   64.8
6453402312       6/1/99     364000        364000        363585.07    R/T REFI     RAPD       455000    299   79.9
6459980675       6/1/99     400000        400000           400000    C/O REFI     FULL       600000    360   66.7
64646564         6/1/99     275000        275000        274780.08    PURCH        RAPD       630000    359   44.4
6475105596       6/1/99     284000        284000           284000    PURCH        RAPD       359000    360   80.0
6480623658       6/1/99     296000        296000           296000    R/T REFI     RAPD       370000    360   80.0
64919021         6/1/99     240000        240000        239798.37    PURCH        RAPD       425000    359   56.8
6498778502       6/1/99     284400     284166.87        284166.87    PURCH        FULL       325000    359   89.9
64991962         6/1/99     402550        402550        402228.09    PURCH        RAPD       503500    359   79.9
6512300739       6/1/99     284800        284800           284800    PURCH        RAPD       356000    360   80.0
6514727335       6/1/99     311200        311200        310925.43    PURCH        FULL       389000    359   79.9
6518358475       6/1/99     300000        300000           300000    PURCH        RAPD       495000    360   62.5
6523304639       6/1/99     427800        427800        427449.33    PURCH        RAPD       535000    359   79.9
6526384372       6/1/99     339200     338928.74        338928.74    PURCH        RAPD       425000    359   79.9
6526714248       6/1/99     298000        298000        297773.24    PURCH        RAPD       342000    359   87.6
6529688241       6/1/99     460000        460000           460000    C/O REFI     RAPD       720000    360   63.9
6531592936       6/1/99     312000        312000           312000    R/T REFI     FULL       500000    360   62.4
65370724         6/1/99     232800        232800        232609.17    PURCH        FULL       300000    359   79.9
6537774207       6/1/99     369000        369000           369000    R/T REFI     FULL       515000    360   71.7
6539268463       6/1/99     296900        296900        296338.64    R/T REFI     FULL       330000    239   89.8
6540160147       6/1/99     280350      280125.8         280125.8    PURCH        RAPD       312000    359   89.9
6540688279       6/1/99     565000        565000           565000    R/T REFI     FULL       825000    360   68.5
6545410703       6/1/99     285000        285000        284772.09    C/O REFI     FULL       560000    359   50.9
6547817111       6/1/99     411200     410871.16        410871.16    R/T REFI     RAPD       550000    359   74.7
6556312335       6/1/99     296000        296000           296000    PURCH        FULL       370000    360   80.0
6557097943       6/1/99     176100        176100           176100    C/O REFI     RAPD       235000    360   74.9
6561462190       6/1/99     307200        307200        306948.19    PURCH        RAPD       389000    359   79.9
6565430433       6/1/99     463000        463000        462647.69    R/T REFI     FULL       690000    359   67.1
6572234521       6/1/99     335000        335000        334738.66    R/T REFI     RAPD       540000    359   62.0
65793111         6/1/99     273750        273750        273536.45    C/O REFI     FULL       365000    359   74.9
6580233317       6/1/99     412000        412000        411662.28    C/O REFI     RAPD       600000    359   68.6
65851579         6/1/99     315920        315920        315685.54    PURCH        FULL       475000    359   79.9
6585396366       6/1/99     385000        385000           385000    C/O REFI     FULL       580000    360   66.4
6585922500       6/1/99     400000        400000           400000    PURCH        RAPD       830000    360   48.5
65864174         6/1/99     240000        240000        239798.37    PURCH        RAPD       255000    359   94.0
6586639293       6/1/99     288000        288000           288000    PURCH        FULL       360000    360   80.0
65870654         6/1/99     337500        337500        337223.35    PURCH        RAPD       385000    359   89.9
65964781         6/1/99     280000        280000        279764.76    PURCH        FULL       400000    359   69.9
6611811206       6/1/99     385000        385000           385000    R/T REFI     RAPD       510000    360   75.5
66131154         6/1/99     360000        360000        359697.55    PURCH        FULL       450000    359   79.9
66133173         6/1/99     400000        400000           400000    PURCH        FULL       520000    360   76.9
6618106147       6/1/99     650000        650000           650000    PURCH        RAPD       817000    360   79.6
66249279         6/1/99     240000        240000        239793.36    PURCH        RAPD       282500    359   92.7
66316634         6/1/99     237050     236855.69        236855.69    PURCH        RAPD       265000    359   89.9
6637285070       6/1/99     315500        315500           315500    R/T REFI     RAPD       445000    360   70.9
66373786         6/1/99     450000        450000           450000    PURCH        RAPD       740000    360   62.4
6638362522       6/1/99     260000     259816.49        259816.49    PURCH        FULL       320000    359   83.8
66389496         6/1/99     356478        356478        356244.81    PURCH        FULL       397000    359   89.9
66390702         6/1/99     280000        280000           280000    PURCH        FULL       350000    360   80.0
66397219         6/1/99     339900        339900           339900    PURCH        FULL       400000    360   85.0
6643312322       6/1/99     451000        451000        450648.17    R/T REFI     RAPD       700000    359   64.4
6650219808       6/1/99     420000        420000           420000    PURCH        RAPD       525000    360   80.0
6650223990       6/1/99     447750        447750        447373.83    PURCH        RAPD       597000    359   74.9
66504937         6/1/99     590000        590000        589528.19    C/O REFI     RAPD       903500    359   65.2
6650646083       6/1/99     373450        373450           373450    PURCH        FULL       535000    360   70.0
66507499         6/1/99     600000        600000           600000    PURCH        RAPD      1000000    360   60.2
6657546864       6/1/99     471600        471600        471213.43    PURCH        RAPD       590000    359   79.9
66653011         6/1/99     295409        295409        295148.36    PURCH        FULL       355000    359   84.9
6679932928       6/1/99     268000        268000           268000    PURCH        RAPD       335000    360   80.0
6683773631       6/1/99     400000        400000        399710.49    PURCH        FULL       601000    359   66.6
6689349089       6/1/99     266000        266000           266000    C/O REFI     FULL       385000    360   69.1
6692019620       6/1/99     280000        280000           280000    R/T REFI     FULL       400000    360   70.0
66952018         6/1/99     276250        276250        275902.17    PURCH        RAPD       455000    299   61.7
6699848658       6/1/99     398000        398000        397697.15    R/T REFI     RAPD       660000    359   60.3
6709548520       6/1/99     349600        349600           349600    PURCH        RAPD       440000    360   80.0
6709741737       6/1/99      65000         65000            65000    PURCH        FULL       245000    360   26.5
6709750407       6/1/99     300000        300000        299760.09    PURCH        RAPD       711000    359   42.2
6716048514       6/1/99     360000      359662.5         359662.5    PURCH        RAPD       450000    359   79.9
6722873830       6/1/99     248000        248000           248000    R/T REFI     RAPD       285000    360   87.0
6725543240       6/1/99     264000        264000        263767.07    PURCH        FULL       330000    359   79.9
6735254200       6/1/99     448000        448000         447659.1    PURCH        FULL       650000    359   69.1
6738121398       6/1/99     500000        500000           500000    PURCH        FULL       653000    360   76.9
6739526868       6/1/99     340000        340000           340000    R/T REFI     FULL       405000    360   84.0
6739802954       6/1/99     626400        626400        625911.34    PURCH        FULL       783000    359   79.9
6747701792       6/1/99     443000        443000           443000    R/T REFI     RAPD       950000    360   46.6
6750302173       6/1/99     260800     260586.22        260586.22    PURCH        RAPD       326000    359   79.9
6751791036       6/1/99     263000        263000        262779.04    PURCH        RAPD       298000    359   88.2
6755686539       6/1/99     274500        274500        274285.87    R/T REFI     RAPD       400000    359   68.6
6760735719       6/1/99     268800        268800           268800    R/T REFI     RAPD       336000    360   80.0
6761458071       6/1/99     321000        321000        320736.87    R/T REFI     RAPD       535000    359   60.0
6763586648       6/1/99     190000        190000           190000    PURCH        FULL       312000    360   61.3
6764681760       6/1/99     257500        257500        257299.13    R/T REFI     FULL       427000    359   60.3
6779345179       6/1/99     248000        248000        247806.53    PURCH        FULL       310000    359   79.9
6789874986       6/1/99     392000        392000        391678.68    PURCH        RAPD       495000    359   79.9
6797068316       6/1/99     520000        520000           520000    PURCH        RAPD       655000    360   79.9
6797775514       6/1/99     339000        339000           339000    PURCH        FULL       489000    360   69.3
6806616063       6/1/99     420000        420000           420000    R/T REFI     RAPD       700000    360   64.4
6816109711       6/1/99     473250        473250           473250    PURCH        RAPD       635000    360   75.0
6822478142       6/1/99     278050        278050        277843.64    PURCH        RAPD       309000    359   89.9
6822552433       6/1/99     310450        310450           310450    PURCH        FULL       345000    360   90.0
6827693067       6/1/99     298000        298000        297761.69    R/T REFI     RAPD       378000    359   78.8
6831123903       6/1/99     310000        310000           310000    PURCH        RAPD       393000    360   78.9
6831790255       6/1/99      95900         95900            95900    PURCH        FULL       122000    360   80.0
6837838934       6/1/99     274500        274500           274500    PURCH        RAPD       381000    360   73.3
6838347752       6/1/99     395000        395000        394659.91    PURCH        RAPD       650000    359   62.2
6846705876       6/1/99     300000        299500           299500    PURCH        FULL       385000    359   78.8
6849991234       6/1/99     368000        368000        367712.92    PURCH        RAPD       460000    359   79.9
6850220010       6/1/99     428800        428800        428457.09    PURCH        RAPD       536000    359   79.9
6855788771       6/1/99     276000     275779.28        275779.28    PURCH        FULL       348500    359   79.9
6865179789       6/1/99     296000        296000           296000    R/T REFI     RAPD       515000    360   57.5
6866190736       6/1/99     381600     381294.84        381294.84    PURCH        RAPD       477000    359   79.9
6866557595       6/1/99     400000        400000        399710.49    PURCH        FULL       625000    359   66.2
6880112559       6/1/99     260650        260650        260446.66    PURCH        FULL       294500    359   89.9
6882343103       6/1/99     516000        516000           516000    PURCH        RAPD       645000    360   80.0
6905618093       6/1/99     288750        288750           288750    C/O REFI     RAPD       390000    360   74.0
6915549296       6/1/99     263600        263600        263383.93    PURCH        FULL       292950    359   89.9
6922109100       6/1/99     286700        286700        286476.35    R/T REFI     RAPD       390000    359   73.5
6922131799       6/1/99     295000        295000        294769.86    PURCH        RAPD       407500    359   72.4
6928411708       6/1/99     409000        409000           409000    R/T REFI     FULL       512000    360   79.9
6932444273       6/1/99     428000        428000        427649.17    PURCH        FULL       535000    359   79.9
6940095224       6/1/99     300000        300000           300000    PURCH        FULL       600000    360   50.0
6941929520       6/1/99     450000        450000           450000    R/T REFI     RAPD      1200000    360   37.5
6948737850       6/1/99     272500        272500           272500    R/T REFI     RAPD       383000    360   71.1
6956640418       6/1/99     275000        275000        274790.74    R/T REFI     RAPD       355000    359   77.4
6969257234       6/1/99     303600        303600        303357.22    PURCH        FULL       380000    359   79.9
6977070652       6/1/99     322000        322000           322000    R/T REFI     FULL       500000    360   64.4
6981700294       6/1/99     342000        342000           342000    PURCH        FULL       380000    360   90.0
6989107815       6/1/99     276000     275784.69        275784.69    PURCH        FULL       350000    359   79.9


                        Total Loans                           568
                        Sched UPB                 $195,819,204.05
                        WAC                           7.1847
                        WAM                           357.5
                        WOLTV                          72.1

                                 EXHIBIT D-2

                          NMC MORTGAGE LOAN SCHEDULE

NBMC
Settlement 6/24/1999

Bank of America Mortgage Securities, Inc., Series 1999-7


LOAN#         CITY               ST      ZIP       OCC     PROP   TERM   LTV    RATE      FIRSTPAYDT  MAT DT      PANDI
-----         ----               --      ---       ---     ----   ----   ---    ----      ----------  ------      -----
22145320      LEXINGTON          SC     29072    Primary   SFR     360     79.0         7      5/1/99      4/1/29   1919.37
22404727      BELLINGHAM         WA     98226    Primary   SFR     360     80.0      6.75     12/1/98     11/1/28   2334.95
22440838      COLORADO SP        CO     80919    Primary   PUD     360     90.0         7      1/1/99     12/1/28   1989.59
22450456      BEAVERTON          OR     97006    Primary   PUD     360     77.1     7.125     11/1/98     10/1/28   1604.13
22468482      WICHITA            KS     67230    Primary   SFR     360     80.0         7      6/1/99      5/1/29   1836.23
22514608      GROSSE POIN        MI     48230    Primary   SFR     360     79.3     7.375      5/1/99      4/1/29   2189.44
22563563      MORGAN HILL        CA     95037    Primary   SFR     360     95.0     7.875      1/1/99     12/1/28   1935.58
22574750      GREENWOOD          IN     46143    Primary   SFR     360     95.0     7.375      2/1/99      1/1/29   1738.78
22581300      FARMINGTON         NM     87401    Primary   SFR     360     75.0     7.875      1/1/99     12/1/28   2447.11
22581839      HIGHLAND PA        TX     75205    Primary   SFR     360     46.4      7.25      6/1/99      5/1/29   2099.74
22585038      ESTES PARK         CO     80517    Primary   SFR     360     80.0      7.25      1/1/99     12/1/28   1732.73
22586648      CURRITUCK          NC     27927   Investor   SFR     360     75.0     7.875      1/1/99     12/1/28   2161.61
22595128      FALLS CHURC        VA     22043    Primary   PUD     360     80.0     6.875      6/1/99      5/1/29   4191.53
22596258      ST LOUIS           MO     63141    Primary   SFR     360     79.2     6.875     12/1/98     11/1/28   2956.18
22600142      WOODLAND HI        CA     91364    Primary   SFR     360     73.7       7.5      1/1/99     12/1/28   1727.07
22623268      NEWHALL            CA     91321    Primary   SFR     360     70.0      7.25      2/1/99      1/1/29    1910.1
22636518      DELAFIELD          WI     53018    Primary   SFR     351     67.0     7.125     11/1/98      1/1/28   1940.52
22637813      RALEIGH            NC     27614    Primary   SFR     360     80.2         7      2/1/99      1/1/29   1734.78
22669246      FORT COLLIN        CO     80525    Primary   PUD     360     37.2     6.875      2/1/99      1/1/29   1953.05
22671259      WHEATON            IL     60187    Primary   SFR     360     82.6     6.875      3/1/99      2/1/29   2496.33
22673032      PUNTA GORDA        FL     33950   Secondary  SFR     360     80.0     6.875      3/1/99      2/1/29    1839.4
22683254      CHANDLER           AZ     85224    Primary   SFR     360     79.0      7.25      2/1/99      1/1/29   2369.88
22710396      WESTON             FL     33331    Primary   PUD     360     36.1     6.875      3/1/99      2/1/29   4270.04
22711188      CABIN JOHN         MD     20818    Primary   SFR     360     80.0     6.875      3/1/99      2/1/29    1839.4
22711386      SUGARLAND          TX     77478    Primary   PUD     360     79.5     6.875      3/1/99      2/1/29    1905.1
22712509      PLANO              TX     75025    Primary   PUD     360     80.0     6.875      3/1/99      2/1/29   1025.76
22716633      ARLINGTON          VA     22201    Primary   SFR     360     80.0     6.875      3/1/99      2/1/29   2949.28
22722961      DENVER             CO     80123    Primary   PUD     360     60.3      6.75      3/1/99      2/1/29   1686.36
22726533      INVER GROVE        MN     55057    Primary   SFR     360     80.0         7      5/1/99      4/1/29   1889.46
22728612      LITTLETON          CO     80127    Primary   PUD     360     90.0     6.625      1/1/99     12/1/28    1642.4
22732580      BELLAIRE           TX     77401    Primary   SFR     360     80.0     6.875      5/1/99      4/1/29   1997.06
22738165      ALEXANDRIA         VA     22314    Primary   SFR     360     71.2     6.625      3/1/99      2/1/29   2561.24
22738686      AUSTIN             TX     78734    Primary   SFR     360     76.7     6.875      3/1/99      2/1/29   2167.87
22755102      TUCSON             AZ     85718    Primary   PUD     360     80.0         7      4/1/99      3/1/29   2427.02
22760565      EUREKA             MO     63025    Primary   SFR     360     78.8         7      5/1/99      4/1/29   3406.35
22768287      CHARLOTTE          NC     28277    Primary   PUD     360     75.0         7      5/1/99      4/1/29    2245.4
22780571      THOUSAND OA        CA     91320    Primary   PUD     360     75.1     7.125      6/1/99      5/1/29   1872.94
22789887      WAYNE              PA     19087    Primary   SFR     360     80.0     6.625      6/1/99      5/1/29   1972.16
22800486      DALLAS             TX     75204    Primary  Townhouse360     80.0         7      4/1/99      3/1/29   2341.87
22800544      PLANO              TX     75093    Primary   PUD     360     56.8     6.875      5/1/99      4/1/29   2299.26
22803837      AUSTIN             TX     78731    Primary   SFR     360     77.8      7.25      6/1/99      5/1/29   3982.55
22808265      ANNAPOLIS          MD     21401    Primary   SFR     360     55.2         7      6/1/99      5/1/29   2202.15
22820237      ANN ARBOR          MI     48105    Primary   SFR     360     75.0       7.5      6/1/99      5/1/29   2622.06
22820583      WEST BLOOMF        MI     48323    Primary   SFR     360     74.9     7.375      6/1/99      5/1/29   1809.57
22821870      LUBBOCK            TX     79407    Primary   SFR     360     74.0     7.125      5/1/99      4/1/29   2617.73
22824098      SCARSDALE          NY     10583    Primary   SFR     360     71.0      6.75      6/1/99      5/1/29   3891.59
22824601      NASHVILLE          TN     37221    Primary   SFR     360     80.0         7      5/1/99      4/1/29   2022.52
22824999      MEDINA             WA     98039    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   2560.13
22825657      SYOSSET            NY     11791    Primary   SFR     360     75.0         7      6/1/99      5/1/29   1696.53
22828545      TOWN & COUN        MO     63141    Primary   SFR     360     66.7         7      6/1/99      5/1/29   1995.91
22829063      BIRMINGHAM         AL     35242    Primary   PUD     360     66.6      6.75      5/1/99      4/1/29   1726.57
22833958      LAGRANGE           IL     60525    Primary   SFR     360     61.5         7      6/1/99      5/1/29   2661.21
22834170      CELEBRATION        FL     34747   Secondary  PUD     360     80.0     7.125      6/1/99      5/1/29    2130.3
22836233      ELK CITY           OK     73644    Primary   SFR     240     80.0     7.125      5/1/99      4/1/19   2630.27
22836902      PHOENIX            MD     21131    Primary   SFR     360     49.6         7      5/1/99      4/1/29   2328.56
22837546      NICEVILLE          FL     32578    Primary   PUD     360     69.9     7.125      5/1/99      4/1/29    3368.6
22838445      YORKVILLE          IL     60560    Primary   SFR     360     87.7     7.125      6/1/99      5/1/29    1920.1
22838544      ST SIMONS I        GA     31522    Primary  Condo    360     80.0     7.875      5/1/99      4/1/29   2668.26
22839146      CHICAGO            IL     60618    Primary   SFR     360     67.0     7.125      6/1/99      5/1/29   1987.47
22840391      YORK               PA     17403    Primary   SFR     360     71.1         7      6/1/99      5/1/29   3120.27
22845127      MARIETTA           GA     30066    Primary   PUD     360     80.0      6.75      6/1/99      5/1/29   1738.24
22847545      DAVENPORT          IA     52807    Primary   SFR     360     58.8         7      6/1/99      5/1/29   3326.52
22848089      NAPERVILLE         IL     60564    Primary   PUD     360     90.0     7.125      5/1/99      4/1/29   1779.63
22850853      LOUISVILLE         KY     40245    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   2393.73
22851687      MARIETTA           GA     30062    Primary   PUD     360     67.0         7      5/1/99      4/1/29   2228.76
22852057      SUPERIOR           CO     80027    Primary   PUD     360     74.8     6.875      6/1/99      5/1/29   1723.78
22855621      NAPLES             FL     34102    Primary   SFR     360     55.0      7.25      6/1/99      5/1/29   1875.98
22856256      RICHARDSON         TX     75082    Primary   PUD     360     80.0     7.125      5/1/99      4/1/29   1220.45
22857395      ALBUQUERQUE        NM     87120    Primary   SFR     360     91.5     7.375      5/1/99      4/1/29   1726.69
22857742      LAGUNA NIGU        CA     92677    Primary   PUD     360     80.0     7.625      5/1/99      4/1/29   2095.07
22858120      MONROE             NC     28110    Primary   SFR     360     73.3         7      6/1/99      5/1/29   2120.66
22858740      DENVER             CO     80224    Primary   SFR     360     95.0      7.25      6/1/99      5/1/29    1716.7
22861371      DEEPHAVEN          MN     55331    Primary   SFR     360     55.0     7.125      6/1/99      5/1/29   2054.84
22861744      GREENWOOD V        CO     80121    Primary   SFR     360     70.7     7.125      5/1/99      4/1/29    4165.6
22862148      PHILADELPHI        PA     19129    Primary   SFR     360     80.0     7.375      6/1/99      5/1/29   2210.16
22863153      ST LOUIS           MO     63126    Primary   SFR     360     74.0      7.25      5/1/99      4/1/29   1841.88
22864565      ALEXANDRIA         VA     22306    Primary   SFR     360     80.0         7      6/1/99      5/1/29    1756.4
22865968      RALEIGH            NC     27612    Primary   SFR     360     95.0         7      5/1/99      4/1/29   1750.75
22867246      NEWARK             CA     94560    Primary   PUD     360     80.0     6.875      4/1/99      3/1/29   2317.12
22867881      UPPER BLACK        PA     18972    Primary   SFR     360     90.0      7.25      6/1/99      5/1/29   2210.26
22868715      VIRGINA BEA        VA     23454    Primary   SFR     360     77.8         7      6/1/99      5/1/29   2794.27
22869143      MARIETTA           GA     30060    Primary   PUD     360     90.0     7.125      5/1/99      4/1/29   1837.24
22870273      CLARKESVILL        GA     30523   Secondary  SFR     360     80.0         7      5/1/99      4/1/29   1916.08
22870307      SAVANNAH           GA     31405    Primary   PUD     360     80.0         7      5/1/99      4/1/29   2033.17
22872618      BAINBRIDGE         OH     44023    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   2687.77
22873202      GOLDSBORO          NC     27534    Primary   SFR     360     90.0     7.125      6/1/99      5/1/29   2220.58
22874150      CHICAGO            IL     60057    Primary   SFR     360     74.3         7      5/1/99      4/1/29    2860.8
22875066      CARMEL             IN     46033    Primary   PUD     360     80.0      6.75      5/1/99      4/1/29   2750.06
22875496      DENVER             CO     80206    Primary  Townhouse360     79.3         7      6/1/99      5/1/29    2586.7
22876841      GREELEY            CO     80634    Primary   PUD     360     75.2         7      5/1/99      4/1/29   1881.48
22878680      MOORESTOWN         NJ     8057     Primary   SFR     360     52.9         7      6/1/99      5/1/29   2505.46
22879498      AUSTIN             TX     78730    Primary   PUD     360     80.0       7.5      6/1/99      5/1/29    1799.5
22881742      ATLANTA            GA     30309    Primary   SFR     360     44.6      8.25      5/1/99      4/1/29    2253.8
22882658      HENDERSONVI        TN     37075    Primary   SFR     360     90.0      7.25      5/1/99      4/1/29   1903.28
22885925      WESTERN SPR        IL     60558    Primary   SFR     360     90.0     7.375      6/1/99      5/1/29   2175.63
22886543      OKLAHOMA CI        OK     73116    Primary   SFR     360     62.4         7      5/1/99      4/1/29   3279.94
22886915      CULVER CITY        CA     90230    Primary   SFR     360     80.0         7      5/1/99      4/1/29   1772.37
22888226      SANTA BARBA        CA     93108    Primary   SFR     360     17.8     7.125      5/1/99      4/1/29    1920.1
22890016      LANEXA             VA     23089    Primary   SFR     360     80.0     7.375      6/1/99      5/1/29   2331.03
22890339      CARY               NC     27513    Primary   PUD     360     80.0     7.125      5/1/99      4/1/29   1784.01
22890495      FAIRFAX            VA     22032    Primary   SFR     360     80.0         7      6/1/99      5/1/29   1128.03
22891204      EVANSTON           IL     60201    Primary   SFR     360     90.0     7.375      6/1/99      5/1/29   2393.19
22891923      RANCHO CUCA        CA     91739    Primary   PUD     360     80.0     7.125      5/1/99      4/1/29    1703.5
22892970      COLORADO SP        CO     80908    Primary   PUD     360     54.6      7.25      5/1/99      4/1/29   2728.71
22893671      GREENFIELD         MN     55357    Primary   SFR     360     80.0     7.375      6/1/99      5/1/29   2016.77
22894620      PADUCAH            KY     42001    Primary   SFR     360     65.9      7.25      6/1/99      5/1/29   2046.53
22894877      ATLANTA            GA     30350    Primary   PUD     360     71.9      7.25      6/1/99      5/1/29   2967.47
22895676      MANASSAS           VA     20110    Primary   PUD     360     80.0     7.375      5/1/99      4/1/29   2132.46
22895882      DENISON            TX     75020    Primary   SFR     360     94.8     7.875      5/1/99      4/1/29    2131.7
22896799      NORCROSS           GA     30092    Primary   PUD     360     80.0      7.25      5/1/99      4/1/29   1841.19
22898373      GEORGETOWN         SC     29440   Secondary  PUD     360     65.0     6.875      5/1/99      4/1/29   3202.53
22898555      NAPERVILLE         IL     60563    Primary   PUD     360     79.8     7.375      6/1/99      5/1/29   1731.18
22899611      RANCHO CUCA        CA     91739    Primary   PUD     360     80.0         7      5/1/99      4/1/29    1506.2
22899744      AURORA             CO     80016    Primary   PUD     360     72.2      7.25      6/1/99      5/1/29    2537.7
22900062      WILMINGTON         NC     28409    Primary   SFR     360     80.0         7      5/1/99      4/1/29   1995.91
22901011      INDIANAPOLI        IN     46227    Primary   SFR     360     55.4       7.5      5/1/99      4/1/29   1762.02
22902787      CHARLOTTE          NC     28277    Primary   PUD     360     53.1     7.125      5/1/99      4/1/29   2216.54
22903744      ALEXANDRIA         VA     22301    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   1482.19
22903983      BIRMINGHAM         AL     35244    Primary   SFR     360     90.0     7.125      5/1/99      4/1/29   2182.85
22904320      MIAMI              FL     33158    Primary   SFR     360     79.7     6.875      5/1/99      4/1/29   3079.69
22906333      CONYERS            GA     30094    Primary   SFR     360     86.7       7.5      5/1/99      4/1/29   1817.96
22906408      LAKE OSWEGO        OR     97034    Primary   SFR     360     67.6      7.25      6/1/99      5/1/29   1937.38
22907463      CHARLOTTE          NC     28210    Primary   PUD     360     80.0         7      6/1/99      5/1/29   2075.75
22907950      LONGPORT           NJ     8403    Secondary  SFR     360     66.7      7.25      6/1/99      5/1/29   4093.06
22908198      CHARLOTTE          NC     28226    Primary   SFR     300     70.3         7      5/1/99      4/1/24   1763.42
22909311      GREENSBORO         GA     30642    Primary   PUD     360     80.0         7      6/1/99      5/1/29   2967.25
22909329      GREENSBORO         NC     27408    Primary   SFR     360     66.7     7.125      6/1/99      5/1/29    1920.1
22910319      MARIETTA           GA     30066    Primary   PUD     360     80.0         7      6/1/99      5/1/29   1994.58
22910459      TAMPA              FL     33647    Primary   PUD     360     95.0       7.5      6/1/99      5/1/29   1862.89
22911580      CORINTH            TX     76205    Primary   PUD     360     80.0     7.125      5/1/99      4/1/29    980.94
22911879      CHARLOTTE          NC     28270    Primary   SFR     360     79.7     6.875      5/1/99      4/1/29   1780.61
22912067      REDVILLE           VA     22539   Secondary  SFR     360     75.0     7.875      5/1/99      4/1/29   2175.21
22913180      BOULDER            CO     80304    Primary   PUD     360     75.0         7      6/1/99      5/1/29    2245.4
22913230      CANTON             GA     30115    Primary   PUD     360     80.0         7      6/1/99      5/1/29   1971.62
22913271      MORRISON           CO     80465    Primary   PUD     360     80.0         7      6/1/99      5/1/29   3496.83
22913347      MARIETTA           GA     30064    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29    888.63
22913875      PALATINE           IL     60067    Primary   SFR     360     78.7     7.125      6/1/99      5/1/29   2013.74
22915656      FORT WORTH         TX     76179    Primary   PUD     360     78.2     7.625      6/1/99      5/1/29   3680.53
22915821      VIRGINIA BE        VA     23456    Primary   SFR     360     90.0     7.125      6/1/99      5/1/29   1697.78
22916167      HOUSTON            TX     77057    Primary   PUD     360     80.0         7      6/1/99      5/1/29   1889.46
22916837      DENVER             CO     80203    Primary   SFR     360     90.0     7.125      6/1/99      5/1/29   2364.75
22917009      HOUSTON            TX     77024    Primary   SFR     360     80.0     7.375      6/1/99      5/1/29   4461.77
22917298      PLANO              TX     75093    Primary   PUD     360     76.1         7      5/1/99      4/1/29   1975.28
22917595      FOLSOM             CA     95630    Primary   SFR     360     80.0         7      6/1/99      5/1/29      2278
22917736      IRVING             TX     75038    Primary   PUD     360     65.0     7.125      6/1/99      5/1/29   2344.55
22918197      DALLAS             TX     75209    Primary   SFR     360     77.5      7.25      6/1/99      5/1/29   3410.88
22918775      SAN DIEGO          CA     92130    Primary   SFR     360     68.9      7.75      6/1/99      5/1/29   3453.11
22918858      SUWANEE            GA     30024    Primary   PUD     360     80.0         7      6/1/99      5/1/29   2131.96
22920771      SAN JOSE           CA     95125    Primary   PUD     360     90.0     7.125      6/1/99      5/1/29   1728.09
22921365      FREMONT            CA     94536    Primary   SFR     360     80.0     7.375      6/1/99      5/1/29   1844.79
22921696      CINCINNATI         OH     45243    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   4042.31
22923031      BRENTWOOD          TN     37027    Primary   SFR     360     80.0         7      6/1/99      5/1/29   1687.21
22923163      COLLBRAN           CO     81624   Secondary  SFR     360     76.9         7      6/1/99      5/1/29   1846.88
22923353      FORT COLLIN        CO     80524    Primary   PUD     360     80.0     6.875      5/1/99      4/1/29   1949.76
22923452      FAYETTEVILL        GA     30214    Primary   SFR     360     90.0      7.25      5/1/99      4/1/29   1872.57
22924039      MCLEAN             VA     22101    Primary   SFR     360     62.1     7.125      6/1/99      5/1/29   2425.39
22924088      HOT SPRINGS        AR     71909    Primary   SFR     360     80.0     6.875      6/1/99      5/1/29   1997.06
22924385      GREENWOOD          IN     46143    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   1757.29
22925531      GLEN ELLYN         IL     60137    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   2694.87
22925564      ST LOUIS           MO     63105    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   2668.68
22926976      PHOENIX            MD     21131    Primary   PUD     360     80.0      6.75      6/1/99      5/1/29   2189.67
22927495      INDIANAPOLI        IN     46278    Primary   PUD     360     65.4      7.25      6/1/99      5/1/29   2899.25
22927768      COLORADO SP        CO     80904    Primary  Condo    360     71.4         7      6/1/99      5/1/29   3326.51
22927859      DALLAS             TX     75230    Primary   SFR     360     45.4     6.875      5/1/99      4/1/29   2686.84
22927958      ENGLEWOOD          CO     80111    Primary   SFR     360     78.8     7.125      7/1/99      6/1/29   4379.18
22929251      UNIVERSITY         TX     75205    Primary   SFR     360     58.9     7.125      6/1/99      5/1/29   2577.65
22929343      CHESTER            VA     23836    Primary   PUD     360     80.0     6.875      6/1/99      5/1/29   1591.74
22929772      FORT WAYNE         IN     46804    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   1972.65
22930770      CINCINNATI         OH     45226    Primary   SFR     360     42.4     7.125      6/1/99      5/1/29   2144.45
22931257      KANSAS CITY        MO     64113    Primary   PUD     360     72.0     6.875      6/1/99      5/1/29   1937.94
22931695      THORNTON           CO     80224    Primary   PUD     360     75.0         7      5/1/99      4/1/29   1896.11
22931893      ATLANTA            GA     30328    Primary   PUD     360     76.2         7      6/1/99      5/1/29   4324.47
22932222      DENVER             CO     80206    Primary   SFR     360     70.2     7.125      6/1/99      5/1/29   2910.47
22932867      SAN JOSE           CA     95120    Primary   SFR     360     72.9      7.25      6/1/99      5/1/29   2660.49
22935332      BARRINGTON         IL     60010    Primary   SFR     360     64.5       7.5      6/1/99      5/1/29   1852.92
22936652      SANTA FE           NM     87501   Secondary  SFR     360     55.3      7.25      6/1/99      5/1/29   2107.92
22937452      TUCSON             AZ     85718    Primary   SFR     360     90.0      7.25      5/1/99      4/1/29   2363.74
22938005      HOUSTON            TX     77057    Primary   PUD     360     80.0     7.125      6/1/99      5/1/29   2314.22
22938096      DALLAS             TX     75225    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   2854.23
22938765      OAKTON             VA     22124    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   1745.69
22940472      NASHVILLE          TN     37205    Primary   SFR     360     74.4     7.125      5/1/99      4/1/29    2155.9
22941215      KENSINGTON         MD     20895    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   1991.95
22942155      LAYTONSVILL        MD     20882    Primary   SFR     360     66.3      7.25      6/1/99      5/1/29   1875.98
22942247      BROKEN ARRO        OK     74011    Primary   SFR     360     80.0         7      6/1/99      5/1/29   2075.74
22942833      ELLICOTT CI        MD     21042    Primary   SFR     360     77.5      7.25      6/1/99      5/1/29   2009.01
22943245      HOUSTON            TX     77030    Primary   SFR     360     80.0     6.875      6/1/99      5/1/29   2228.31
22943500      AUSTIN             TX     78746    Primary   SFR     360     80.0     6.875      6/1/99      5/1/29   2325.53
22943518      BERKELEY           CA     94707    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   1937.38
22943666      SANTA BARBA        CA     93111    Primary   SFR     360     68.0     7.125      6/1/99      5/1/29   4123.16
22943732      ALTLANTA           GA     30319    Primary   PUD     360     80.0         7      6/1/99      5/1/29   2305.15
22943823      ENGLEWOOD          CO     80110    Primary   PUD     360     58.5         7      6/1/99      5/1/29   3326.52
22943831      FRANKLIN           TN     37064    Primary   SFR     360     60.6     7.125      6/1/99      5/1/29   2021.16
22943849      COLLEYVILLE        TX     76034    Primary   PUD     360     80.0      6.75      5/1/99      4/1/29   1914.67
22943872      TOMBALL            TX     77375    Primary   PUD     360     83.1     6.875      6/1/99      5/1/29   1719.18
22943880      GREAT FALLS        VA     22066    Primary   PUD     360     48.1         7      6/1/99      5/1/29   4324.47
22944987      SEVERNA PAR        MD     21146    Primary   SFR     360     75.0      7.25      6/1/99      5/1/29   1790.71
22945232      MARYVILLE          TN     37803    Primary   SFR     360     79.8         7      6/1/99      5/1/29    2017.2
22945562      FORT COLLIN        CO     80525    Primary   PUD     360     95.0     7.125      5/1/99      4/1/29   2023.18
22945604      YOUNTVILLE         CA     94599    Primary   SFR     360     80.0     7.375      5/1/99      4/1/29    2458.8
22945984      GULF SHORES        AL     36542   Secondary  SFR     360     80.0         7      6/1/99      5/1/29   2661.21
22946016      COLUMBIA           SC     29206    Primary   SFR     360     89.7     7.125      6/1/99      5/1/29   2358.02
22946503      LITTLETON          CO     80127    Primary   SFR     360     90.0     7.125      6/1/99      5/1/29   2212.83
22946628      AUSTIN             TX     78746    Primary   PUD     360     80.0         7      6/1/99      5/1/29   4213.03
22946917      COLORADO SP        CO     80906    Primary   SFR     360     84.6         7      6/1/99      5/1/29   3659.16
22947014      LOUISVILLE         KY     40222    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   3956.62
22947063      NASHVILLE          TN     37205    Primary   SFR     360     79.6     7.125      6/1/99      5/1/29   4157.52
22947584      BOULDER            CO     80304    Primary   SFR     360     85.0         7      6/1/99      5/1/29   1917.07
22947683      MATTHEWS           NC     28105    Primary   PUD     360     80.0     6.875      6/1/99      5/1/29   1865.35
22947998      CARROLLTON         TX     75006    Primary   PUD     360     80.0     6.875      6/1/99      5/1/29   2065.39
22948301      HOUSTON            TX     77057    Primary   PUD     360     80.0         7      6/1/99      5/1/29   2022.52
22948327      DALLAS             TX     75214    Primary   SFR     360     50.5     7.375      6/1/99      5/1/29   1813.71
22948699      NASHVILLE          TN     37215    Primary   PUD     360     64.0      7.25      6/1/99      5/1/29   2401.27
22950604      HEATH              TX     75087    Primary   SFR     360     90.0         8      5/1/99      4/1/29   2311.36
22951008      BIRMINGHAM         AL     35216    Primary   SFR     360     90.0     7.125      6/1/99      5/1/29   1819.05
22951446      MOORESVILLE        NC     28117    Primary   SFR     360     79.9      6.75      5/1/99      4/1/29   2377.12
22952949      DULUTH             GA     30097    Primary   PUD     360     80.0         7      6/1/99      5/1/29   2842.18
22953640      IRVING             TX     75063    Primary   PUD     360     80.0     7.125      5/1/99      4/1/29   3000.74
22954242      FORT COLLIN        CO     80525    Primary   PUD     360     79.4         7      6/1/99      5/1/29   1753.07
22955140      ALPHARETTA         GA     30022    Primary   PUD     360     80.0         7      6/1/99      5/1/29   2188.85
22955207      CLARKSVILLE        MD     21029    Primary   SFR     360     73.4      7.25      6/1/99      5/1/29   2653.67
22955694      ATLANTA            GA     30306    Primary   SFR     360     80.0         7      6/1/99      5/1/29   2285.98
22955926      COLUMBIA           MD     21046    Primary   SFR     360     85.0     7.875      6/1/99      5/1/29   2372.79
22956205      LEWIS CENTE        OH     43035    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   1978.04
22956767      MARIETTA           GA     30066    Primary   PUD     360     79.9     6.875      6/1/99      5/1/29   2299.25
22958730      SANTA BARBA        CA     93101    Primary   SFR     360     50.0         7      6/1/99      5/1/29   1912.74
22958938      EVANSTON           IL     60202    Primary   SFR     360     75.3      7.25      6/1/99      5/1/29   4058.95
22959084      WILMINGTON         DE     19803    Primary   SFR     360     73.9     7.375      5/1/99      4/1/29   1899.36
22959209      NORTHBROOK         IL     60062    Primary   SFR     360     54.3      7.25      6/1/99      5/1/29   3335.84
22959340      EVANSTON           IL     60201    Primary   SFR     360     65.2     7.125      6/1/99      5/1/29   1852.73
22959886      SOUTH WEBER        UT     84405    Primary   SFR     360     86.2      7.25      6/1/99      5/1/29   2387.62
22959969      MURRAY             KY     42071    Primary   SFR     360     85.0     7.125      6/1/99      5/1/29   2347.91
22960876      CULVER CITY        CA     90230    Primary   SFR     360     94.3      7.25      5/1/99      4/1/29   2046.53
22961221      CASTLE ROCK        CO     80104    Primary   PUD     360     73.3         7      6/1/99      5/1/29   2927.34
22961338      HOUSTON            TX     77055    Primary   PUD     360     80.0         7      6/1/99      5/1/29   2075.74
22962427      ALLEN              TX     75002    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29    707.68
22963375      WILSON             TX     79381    Primary   SFR     360     90.0      7.25      6/1/99      5/1/29   1841.88
22964654      KIRKLAND           WA     98034    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   1778.62
22964795      WEATHERFORD        TX     76087    Primary   SFR     360     95.0       7.5      6/1/99      5/1/29   1879.84
22964829      BRIGHTON           CO     80601    Primary   SFR     360     90.0      7.25      6/1/99      5/1/29   2047.55
22965677      POTOMAC            MD     20854    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   4230.95
22965891      GALVESTON          TX     77554   Secondary  PUD     360     70.6     7.125      6/1/99      5/1/29   2021.16
22966212      NOVATO             CA     94949    Primary   PUD     360     79.8     7.375      6/1/99      5/1/29   2099.65
22966287      DALLAS             TX     75243    Primary   SFR     360     80.0         7      5/1/99      4/1/29    1399.8
22966626      ALPHARETTA         GA     30022    Primary   PUD     360     80.0     7.125      6/1/99      5/1/29    2218.9
22966857      AUSTIN             TX     78759    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29    1735.5
22967467      MARIETTA           GA     30062    Primary   PUD     360     79.9     7.125      6/1/99      5/1/29   2694.87
22967566      ALPHARETTA         GA     30004    Primary   PUD     360     80.0     7.125      6/1/99      5/1/29    2263.7
22967707      CORNELIUS          NC     28031    Primary   PUD     360     80.0         7      6/1/99      5/1/29      2113
22971600      MARIETTA           GA     30067    Primary   PUD     360     55.6         7      6/1/99      5/1/29   2661.21
22971907      LOS GATOS          CA     95033    Primary   SFR     360     40.6      7.25      6/1/99      5/1/29   2217.07
22971949      LOS GATOS          CA     95030    Primary   SFR     360     21.0     7.375      6/1/99      5/1/29   3626.04
22973135      HOUSTON            TX     77057    Primary   PUD     360     78.4     7.125      6/1/99      5/1/29   4224.22
22973556      CANTON             MI     48188    Primary   SFR     360     80.0     6.625      6/1/99      5/1/29    1731.4
22973937      SANTA CLARI        CA     91351    Primary   SFR     360     69.5     7.125      6/1/99      5/1/29   2459.07
22974513      PLAINFIELD         IN     46168    Primary   SFR     360     95.0     6.875      6/1/99      5/1/29   1685.02
22974760      SANDY              UT     84093   Secondary  SFR     360     80.0         7      6/1/99      5/1/29   2580.84
22975908      SUNNYVALE          CA     94086    Primary   SFR     360     80.0     7.375      6/1/99      5/1/29   2016.77
22977300      DULUTH             GA     30097    Primary   PUD     360     80.0      6.75      6/1/99      5/1/29   2334.96
22978324      UNIVERSITY         TX     75205    Primary   SFR     360     80.0      6.75      6/1/99      5/1/29   2879.78
22978423      UNION GROVE        AL     35175    Primary   PUD     360     67.7     7.125      6/1/99      5/1/29   2694.88
22978456      CARY               NC     27513    Primary   PUD     360     80.0         7      6/1/99      5/1/29   2315.26
22981542      MEADOW VIST        CA     95722    Primary   SFR     360     80.0         7      6/1/99      5/1/29   2538.46
22981609      APTOS              CA     95003    Primary   SFR     360     57.9     7.125      6/1/99      5/1/29   2358.01
22981989      CORONA             CA     91719    Primary   SFR     360     94.9     7.625      6/1/99      5/1/29    1780.1
22982011      SANTA ROSA         CA     95409    Primary   SFR     360     75.0      7.25      6/1/99      5/1/29   1790.71
22982060      SEATTLE            WA     98115    Primary   SFR     360     80.0      6.75      6/1/99      5/1/29   1644.84
22982672      INDIANAPOLI        IN     46256    Primary   PUD     360     78.2         7      6/1/99      5/1/29   1995.91
22983498      NAPLES             FL     34102   Secondary  SFR     360     80.0      7.25      6/1/99      5/1/29   2244.36
22983514      SOLANA BEAC        CA     92075    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   3618.27
22984132      LONE TREE          CO     80124    Primary   PUD     360     77.6       7.5      6/1/99      5/1/29   2552.13
22984389      ALPHARETTA         GA     30005    Primary   PUD     360     80.0     7.125      6/1/99      5/1/29   2021.16
22984595      DULUTH             GA     30097    Primary   PUD     360     80.0         7      6/1/99      5/1/29   2052.13
22985592      PALO ALTO          CA     94306    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   3492.74
22985832      GOLDEN             CO     80401    Primary   PUD     360     85.0     6.625      6/1/99      5/1/29   3265.59
22986202      SAN ANSELMO        CA     94960    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   2829.62
22986541      KATY               TX     77450    Primary   PUD     360     79.8     6.875      6/1/99      5/1/29   2115.97
22986699      RIVERSIDE          CA     92503    Primary   SFR     360     84.6     7.375      6/1/99      5/1/29    2762.7
22987119      FLOWER MOUN        TX     75028    Primary   PUD     360     80.0     7.125      6/1/99      5/1/29   1299.81
22987135      PASADENA           CA     91106    Primary   SFR     360     69.4     7.125      6/1/99      5/1/29    1684.3
22987549      DUNWOODY           GA     30350    Primary   PUD     360     80.0     7.125      6/1/99      5/1/29   2250.22
22987580      NORTH EASTO        MA     2356     Primary   SFR     360     77.6     7.125      4/1/99      3/1/29   1839.25
22988232      NICHOLASVIL        KY     40356    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   2021.16
22988265      MISSION HIL        KS     66208    Primary   PUD     360     75.0     7.125      6/1/99      5/1/29   3461.23
22988356      CAVE CREEK         AZ     85331    Primary   PUD     360     78.6     7.375      6/1/99      5/1/29   2023.68
22988885      SAN JOSE           CA     95127    Primary   SFR     360     75.0      6.75      6/1/99      5/1/29   3648.36
22988919      PASADENA           CA     91106    Primary   SFR     360     34.7     6.875      3/1/99      2/1/29   2003.64
22989057      SAN ANTONIO        TX     78258    Primary   PUD     360     80.0         7      6/1/99      5/1/29   1857.52
22989313      STEAMBOAT S        CO     80487    Primary   SFR     360     75.0     7.125      6/1/99      5/1/29    1920.1
22989685      ATLANTA            GA     30324    Primary   SFR     360     75.0         7      6/1/99      5/1/29   2045.81
22989792      FORT WAYNE         IN     46804    Primary   SFR     360     78.5         7      6/1/99      5/1/29   2428.35
22989800      CHESTER            VA     23831    Primary   PUD     360     75.0         7      6/1/99      5/1/29    1889.8
22989842      ENGLEWOOD          CO     80112    Primary   PUD     360     53.0     7.125      6/1/99      5/1/29   2088.53
22989859      KENSINGTON         MD     20895    Primary   SFR     360     80.0     6.875      6/1/99      5/1/29   2727.57
22991848      PALM HARBOR        FL     34685    Primary   PUD     360     95.0      7.25      5/1/99      4/1/29   1959.89
22992200      JACKSONVILL        FL     32257    Primary   SFR     360     86.0     6.875      4/1/99      3/1/29   2627.72
22992549      ATLANTA            GA     30305    Primary   SFR     360     47.5         7      6/1/99      5/1/29   3160.19
22992606      PALM HARBOR        FL     34685    Primary   PUD     360     79.9       7.5      6/1/99      5/1/29   1726.01
22992614      SAN FRANCIS        CA     94131    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   2286.65
22992697      NEWPORT NEW        VA     23606    Primary   SFR     360     80.0     6.875      6/1/99      5/1/29   1771.08
22992960      ALPHARETTA         GA     30004    Primary   PUD     360     75.0      7.25      6/1/99      5/1/29   1974.91
22993802      ST LOUIS           MO     63124    Primary   SFR     360     32.4     7.125      7/1/99      6/1/29   2021.16
22993828      DENVER             CO     80206    Primary   PUD     360     70.6         7      6/1/99      5/1/29   1995.91
22994065      CORNELIUS          NC     28031    Primary   PUD     360     79.9     6.875      6/1/99      5/1/29   1983.92
22994578      FORT COLLIN        CO     80521    Primary   SFR     360     80.0         7      6/1/99      5/1/29   2395.09
22994891      BOULDER            CO     80303    Primary   SFR     360     80.0     7.125      7/1/99      6/1/29   2021.16
22995229      SPRING             TX     77389    Primary   PUD     360     80.0     7.125      6/1/99      5/1/29    695.28
22995351      AUBURN             WA     98092    Primary   SFR     360     70.5         7      6/1/99      5/1/29   1829.58
22995682      VERNON HILL        IL     60061    Primary   PUD     360     80.0     6.625      6/1/99      5/1/29    3483.3
22996144      FORT SMITH         AR     72903    Primary   SFR     360     44.3     6.875      6/1/99      5/1/29   2621.15
22996847      SAN JOSE           CA     95148    Primary   SFR     360     70.0       6.5      6/1/99      5/1/29   1845.01
22996862      SAN JOSE           CA     95120    Primary   SFR     360     58.0      6.75      6/1/99      5/1/29   2107.94
22996870      LOS GATOS          CA     95030    Primary  Condo    360     75.0         7      6/1/99      5/1/29   1862.85
22997613      CANTON             GA     30114    Primary   PUD     360     90.0         7      6/1/99      5/1/29    1830.8
22997951      ALPHARETTA         GA     30022    Primary   SFR     360     80.0         7      6/1/99      5/1/29    1852.2
22998256      EDWARDS            CO     81632    Primary   PUD     360     73.4     7.125      6/1/99      5/1/29   2189.59
22998371      EVERGREEN          CO     80439    Primary   SFR     360     95.0     7.125      6/1/99      5/1/29    1920.1
22998447      EDWARDS            CO     81632   Secondary  PUD     360     49.2     7.125      6/1/99      5/1/29   4379.18
22998751      UNIVERSITY         TX     75205    Primary   SFR     360     76.5         7      6/1/99      5/1/29   4324.47
22999064      GALLATIN           TN     37066    Primary   SFR     360     58.3         7      6/1/99      5/1/29   1995.91
22999106      PLEASANTON         CA     94566    Primary   SFR     360     59.4         7      6/1/99      5/1/29   2964.59
22999668      WESTMINSTER        CO     80030    Primary   PUD     360     66.0     7.375      4/1/99      3/1/29   2417.36
23000219      SAN JOSE           CA     95120    Primary   SFR     360     80.0         7      6/1/99      5/1/29   2448.31
23000268      SAN RAFAEL         CA     94903    Primary   SFR     360     80.0     6.625      6/1/99      5/1/29   2484.41
23000292      NOVATO             CA     94949    Primary   SFR     360     79.9       7.5      6/1/99      5/1/29   2375.58
23001043      HOUSTON            TX     77056    Primary   PUD     360     78.5      6.75      6/1/99      5/1/29   3207.32
23001134      FLOWER MOUN        TX     75028    Primary   PUD     360     80.0     7.125      6/1/99      5/1/29   1638.11
23001431      SAN JOSE           CA     95119    Primary   SFR     360     78.1     7.625      6/1/99      5/1/29   2321.56
23001555      UNION CITY         CA     94587    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   1961.19
23001704      CUPERTINO          CA     95014   Secondary  PUD     360     80.0      7.25      6/1/99      5/1/29   2483.12
23003049      KANSAS CITY        MO     64113    Primary   SFR     360     72.9         7      6/1/99      5/1/29   2594.68
23003601      ATLANTA            GA     30308    Primary   SFR     360     90.0     6.875      6/1/99      5/1/29   1979.98
23003635      HINSDALE           IL     60521    Primary   SFR     360     74.9     7.125      6/1/99      5/1/29   2347.91
23003866      SAN RAFAEL         CA     94903    Primary   SFR     360     69.4      7.25      6/1/99      5/1/29   2302.35
23004302      LITTLETON          CO     80127    Primary   PUD     360     69.1      7.25      6/1/99      5/1/29    2476.3
23004476      FLOSSMOOR          IL     60422    Primary   SFR     360     90.0      7.25      6/1/99      5/1/29   1903.27
23004625      BLOOMINGDAL        IL     60108    Primary   PUD     360     80.0      7.25      6/1/99      5/1/29   2073.82
23005259      CARROLLTON         TX     75010    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29    578.49
23005291      ST. LOUIS          MO     63108    Primary   PUD     360     77.1     7.125      7/1/99      6/1/29      1974
23005606      ROSWELL            GA     30076    Primary   PUD     360     80.0         7      6/1/99      5/1/29   1916.08
23006018      CHICAGO            IL     60601    Primary  Condo    360     70.0     7.125      6/1/99      5/1/29   1886.41
23006703      CINCINNATI         OH     45243    Primary   SFR     360     30.3         7      6/1/99      5/1/29   2328.56
23007990      LONE TREE          CO     80124    Primary   PUD     360     82.1     6.875      6/1/99      5/1/29   2430.64
23008782      CHICAGO            IL     60614    Primary   SFR     360     65.8      7.25      5/1/99      4/1/29   3590.98
23008964      LAFAYETTE          CO     80026    Primary   PUD     360     80.0         7      6/1/99      5/1/29   1649.96
23009772      EVERGREEN          CO     80439    Primary   PUD     360     65.4     7.125      7/1/99      6/1/29   3611.14
23010317      HOLLYWOOD P        TX     78232    Primary   SFR     360     80.0     6.875      7/1/99      6/1/29   1639.69
23010697      BOULDER            CO     80303    Primary   SFR     360     60.4     6.875      6/1/99      5/1/29   1786.85
23011406      PETALUMA           CA     94954    Primary   SFR     360     50.0      7.25      6/1/99      5/1/29   2046.53
23012081      ATLANTA            GA     30328    Primary   SFR     360     90.0      7.25      6/1/99      5/1/29   2352.83
23012347      MAYO               MD     21106    Primary   SFR     360     82.9     7.125      6/1/99      5/1/29   1953.78
23013808      MARBLEHEAD         MA     1945     Primary   SFR     360     74.1      7.25      6/1/99      5/1/29   2020.95
23014038      FORT COLLIN        CO     80528    Primary   PUD     360     80.0         7      6/1/99      5/1/29   2725.08
23015225      LITTLETON          CO     80126    Primary   PUD     360     95.0     7.125      6/1/99      5/1/29   1985.45
23015548      AUSTIN             TX     78703    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   2837.85
23015654      HOUSTON            TX     77059    Primary   PUD     360     80.0     7.125      6/1/99      5/1/29   1800.18
23015894      ST LOUIS           MO     63131    Primary   SFR     360     30.9      7.25      6/1/99      5/1/29   1875.99
23017049      MONTROSE           AL     36559    Primary   PUD     360     80.0         7      6/1/99      5/1/29      2443
23017569      APTOS              CA     95003    Primary   SFR     360     85.0     7.125      6/1/99      5/1/29   2462.44
23018120      LITTLETON          CO     80128    Primary   PUD     360     80.0     7.125      6/1/99      5/1/29   1840.94
23018179      DUVALL             WA     98019    Primary   SFR     360     80.0     7.125      7/1/99      6/1/29   1826.79
23018385      GREENWOOD V        CO     80111    Primary   SFR     360     75.0     6.875      6/1/99      5/1/29   1847.61
23018849      PARK CITY          UT     84060   Secondary Condo    360     80.0       7.5      6/1/99      5/1/29   3496.07
23019102      GAITHERSBUR        MA     20878    Primary   PUD     360     90.0     7.375      5/1/99      4/1/29   1814.06
23020167      UNION CITY         CA     94587    Primary   SFR     360     79.4         7      5/1/99      4/1/29   1822.93
23020407      EDGEWATER          MD     21037    Primary   SFR     360     80.0     7.375      6/1/99      5/1/29   1498.07
23020589      BUENA PARK         CA     90620    Primary   SFR     360     90.0     7.375      5/1/99      4/1/29   1864.83
23020654      CHESTERFIEL        MO     63017    Primary   PUD     360     85.6     7.375      4/1/99      3/1/29   1833.75
23020753      FALLBROOK          CA     92028    Primary   SFR     360     80.0     7.375      4/1/99      3/1/29   2485.75
23020811      COSTA MESA         CA     92626    Primary   SFR     360     80.0      6.75      4/1/99      3/1/29   1862.78
23020878      SONORA             CA     95370    Primary   SFR     360     67.4      7.25      5/1/99      4/1/29   3956.63
23021009      LA CRESCENT        CA     91214    Primary   SFR     360     89.9       7.5      5/1/99      4/1/29    2496.2
23021041      TORRANCE           CA     90504    Primary   SFR     360     80.0       7.5      5/1/99      4/1/29   1734.06
23021074      YORBA              CA     92886    Primary   SFR     360     72.2       7.5      5/1/99      4/1/29   1947.32
23021132      DENVER             CO     80211    Primary   SFR     360     86.2         7      5/1/99      4/1/29    1662.6
23022312      YORBA LINDA        CA     92887    Primary   SFR     360     64.9         7      5/1/99      4/1/29    1756.4
23022460      ST AUGUSTIN        FL     32086    Primary   PUD     360     80.0     7.125      5/1/99      4/1/29   2694.87
23022619      DAVIDSONVIL        MD     21035    Primary   PUD     360     80.0      7.25      5/1/99      4/1/29   1931.92
23022700      SAN JOSA           CA     95132    Primary   SFR     360     79.6       7.5      5/1/99      4/1/29   2503.19
23022825      GLENDALE           CA     91206    Primary   SFR     360     74.6       7.5      4/1/99      3/1/29   2034.72
23022981      LA CANADA          CA     91011    Primary   SFR     360     80.0     7.375      5/1/99      4/1/29   2218.45
23023047      DALY               CA     94014    Primary   SFR     360     80.0         7      5/1/99      4/1/29   1942.69
23023179      OCEAN CITY         NJ     8226     Primary   SFR     360     75.0     6.625      3/1/99      2/1/29   2305.12
23023260      OXNARD             CA     93035    Primary   SFR     360     80.0      7.25      5/1/99      4/1/29   2373.98
23023310      HENDERSON          NV     89012    Primary   PUD     360     82.0         7      5/1/99      4/1/29   1909.42
23023369      EL SEGUNDA         CA     90245    Primary   SFR     360     69.3      7.25      4/1/99      3/1/29    2128.4
23023484      ELIZABETH          CO     80107    Primary   SFR     360     80.0         7      5/1/99      4/1/29   1862.85
23023542      PLEASANT HI        CA     94523    Primary   PUD     360     80.0         7      4/1/99      3/1/29    1838.9
23023641      FAIRFIELD          CT     6430     Primary   SFR     360     72.4      7.25      5/1/99      4/1/29   3138.02
23023658      NORTH BRUNS        NJ     8902     Primary   SFR     360     39.4       7.5      4/1/99      3/1/29   2272.45
23023716      HAVERFORD          PA     19041    Primary   SFR     360     90.0       7.5      4/1/99      3/1/29   2328.38
23023757      BOZEMAN            MT     59715    Primary   PUD     360     67.8         7      5/1/99      4/1/29   1916.08
23023781      LA CRESCENT        CA     91214    Primary   SFR     360     80.0     7.125      5/1/99      4/1/29   2128.96
23023823      LA CANADA          CA     91011    Primary   SFR     360     80.0       7.5      5/1/99      4/1/29   3412.17
23024037      CONCORD            CA     94521    Primary   SFR     360     80.0         7      5/1/99      4/1/29    1886.8
23024060      CERRITOS           CA     90703    Primary   SFR     360     80.0         7      4/1/99      3/1/29   2001.23
23024128      MOUNTAIN HO        AR     72653    Primary   SFR     360     78.8      7.25      5/1/99      4/1/29   2148.86
23024664      TRACY              CA     95376    Primary   SFR     360     80.0     6.875      5/1/99      4/1/29   1665.32
23024680      UNIVERSITY         MO     63130    Primary   PUD     360     75.2         7      5/1/99      4/1/29   2042.48
23024698      KANSAS CITY        MO     64112    Primary   SFR     360     80.0      7.75      5/1/99      4/1/29   4298.48
23025463      KEWADIN            MI     49648   Secondary  SFR     360     80.0      7.25      6/1/99      5/1/29   1910.09
23026594      ARVADA             CO     80007    Primary   PUD     360     69.0     7.125      5/1/99      4/1/29   2580.35
23026677      LOS ANGELES        CA     90027    Primary   SFR     360     80.0       7.5      5/1/99      4/1/29   2684.99
23026743      LA JOLLA           CA     92037    Primary   SFR     360     37.0      7.25      5/1/99      4/1/29   2524.06
23026800      GRANADA HIL        CA     91344    Primary   SFR     360     84.1         7      5/1/99      4/1/29   1846.22
23026834      HUNTINGTON         CA     92648    Primary   PUD     360     67.8      7.25      5/1/99      4/1/29   4185.16
23026842      COTO DE CAZ        CA     92679    Primary   PUD     360     65.2     6.875      6/1/99      5/1/29   2463.48
23027055      SANIBEL            FL     33957   Secondary  PUD     360     78.1      6.75      5/1/99      4/1/29   3242.99
23027113      HOUSTON            TX     77005    Primary   SFR     360     53.1      7.25      5/1/99      4/1/29   1739.55
23027790      FAIR OAKS R        TX     78015    Primary   PUD     360     69.1     7.125      6/1/99      5/1/29    1920.1
23029622      GLENVIEW           IL     60025    Primary   SFR     360     80.0         7      6/1/99      5/1/29   2235.42
23030810      PORTLAND           OR     97210    Primary   SFR     360     80.0     6.875      6/1/99      5/1/29   1863.05
23030869      ATLANTA            GA     30327    Primary   SFR     360     57.1     6.875      4/1/99      3/1/29   3284.64
23032154      DALLAS             TX     75229    Primary   SFR     360     64.9     7.125      6/1/99      5/1/29   2731.25
23032576      HOUSTON            TX     77069    Primary   PUD     360     80.0     7.125      6/1/99      5/1/29      1051
23034515      MCDONOUGH          GA     30253    Primary   SFR     360     72.0         7      6/1/99      5/1/29   2395.09
23035074      HOUSTON            TX     77030    Primary   SFR     360     70.7         7      6/1/99      5/1/29   1951.33
23035108      CHARLOTTE          NC     28226    Primary   PUD     360     79.2     6.875      7/1/99      6/1/29      1664
23038466      MANASSAS           VA     20112    Primary   PUD     360     71.0     7.125      5/1/99      4/1/29    2391.7
23039282      SARATOGA           CA     95070    Primary   SFR     360     59.4       7.5      5/1/99      4/1/29   3859.66
23039803      BROOKEVILLE        MD     20833    Primary   PUD     360     80.0      6.75      6/1/99      5/1/29   2658.61
23040389      SANTA CLARI        CA     91350    Primary   PUD     360     74.3     7.375      5/1/99      4/1/29   2693.63
23040462      LOS ANGELES        CA     90272    Primary  Condo    360     57.0      6.75      4/1/99      3/1/29    1848.5
23040512      MCLEAN             VA     22102    Primary   SFR     360     72.6     7.125      5/1/99      4/1/29   2324.33
23040538      LONGMONT           CO     80503    Primary   SFR     360     80.0         7      5/1/99      4/1/29   1809.62
23040553      GARRETT PAR        MD     20896    Primary   SFR     360     70.0       7.5      5/1/99      4/1/29   2765.39
23040660      GOLDEN             CO     80403    Primary   PUD     360     80.0         7      5/1/99      4/1/29   1874.49
23040678      BETHESDA           MD     20852    Primary   SFR     360     80.0         7      5/1/99      4/1/29   2368.48
23040702      BOULDER            CO     80302    Primary   SFR     240     90.0     6.875      5/1/99      4/1/19   2695.03
23040736      CANTON             GA     30114    Primary   SFR     360     81.4     7.125      5/1/99      4/1/29   2210.47
23040751      CALABASAS          CA     91302    Primary   PUD     360     73.7         7      4/1/99      3/1/29   2794.27
23040983      CLIFTON            VA     20124    Primary   SFR     360     77.8     7.375      5/1/99      4/1/29      2148
23041221      CAMARILLO          CA     93012    Primary   SFR     360     80.0     6.875      7/1/99      6/1/29   3783.91
23048960      SEVERNA PAR        MD     21146    Primary   PUD     360     55.6     7.125      6/1/99      5/1/29   1893.15
23049331      SCOTTSDALE         AZ     85259    Primary   PUD     360     80.0         7      6/1/99      5/1/29   1224.16
26249326      CLEMSON            SC     29631    Primary   PUD     360     90.0      7.25      7/1/99      6/1/29   1940.11
26759613      COROLLA            NC     27927   Secondary  PUD     360     72.1         7      6/1/99      5/1/29   2062.44
26943696      PEMBROKE PI        FL     33029    Primary   PUD     240     75.0      7.25      4/1/99      3/1/19   2576.63
27349489      MANHATTAN B        CA     90266    Primary   SFR     360     69.9         7      6/1/99      5/1/29   1860.19
27566488      RESTON             VA     20194    Primary   PUD     360     67.7     6.625      6/1/99      5/1/29   2016.98
27709302      BRENTWOOD          TN     37027    Primary   SFR     360     70.8         7      6/1/99      5/1/29   3393.05
27717602      MILL VALLEY        CA     94941    Primary   SFR     360     40.5      6.75      4/1/99      3/1/29   1812.84
27718501      SANTA MONIC        CA     90405    Primary   SFR     360     73.0      6.75      4/1/99      3/1/29   1893.91
27737857      GREAT FALLS        MT     59405    Primary   SFR     360     75.0      6.75      6/1/99      5/1/29    2918.7
27738335      NORTHRIDGE         CA     91324    Primary   SFR     360     63.6     6.875      4/1/99      3/1/29   2299.26
27755628      PLANO              TX     75093    Primary   SFR     360     75.0      7.25      6/1/99      5/1/29   2455.84
27759257      DANVILLE           VA     24541    Primary   SFR     240     61.9     6.875      6/1/99      5/1/19   2257.38
27766328      LOS ALTOS          CA     94024    Primary   SFR     360     65.0     6.625      4/1/99      3/1/29   2913.42
27780568      SAN JOSE           CA     95124    Primary   SFR     360     75.3     6.875      6/1/99      5/1/29   2424.07
27786805      ADDISON            TX     75244    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   1859.47
27802677      TORRANCE           CA     90505   Investor   SFR     360     69.1      7.25      6/1/99      5/1/29   2711.66
27804509      UNION  CITY        CA     94587    Primary   SFR     360     80.0     7.375      6/1/99      5/1/29   2150.08
27806470      SAN FRANCIS        CA     94131    Primary   SFR     360     40.6      7.25      6/1/99      5/1/29   1688.39
27806801      ORINDA             CA     94563    Primary   SFR     360     67.0         7      6/1/99      5/1/29   3051.75
27810514      PLEASANTON         CA     94566    Primary   SFR     360     80.0     7.375      6/1/99      5/1/29   3812.53
27814508      ALPHARETTA         GA     30005    Primary   PUD     240     75.3     6.875      5/1/99      4/1/19   2242.02
27819481      DIAMOND BAR        CA     91765    Primary   SFR     240     76.7      7.25      6/1/99      5/1/19   2181.44
27823855      GRANITE BAY        CA     95746    Primary   SFR     360     95.0     7.625      6/1/99      5/1/29   2454.28
27839927      BOCA RATON         FL     33496    Primary   PUD     360     46.2     7.375      6/1/99      5/1/29   1899.36
27841857      HERNDON            VA     20171    Primary   PUD     360     80.0     6.875      7/1/99      6/1/29   1839.41
27866698      TEMPLE TERR        FL     33637    Primary   SFR     360     73.6         7      7/1/99      6/1/29   2669.86
27876200      SALINAS            CA     93908    Primary   SFR     360     80.0     7.375      6/1/99      5/1/29   2016.78
27880467      MILLBRAE           CA     94030    Primary   SFR     360     64.5     7.125      6/1/99      5/1/29   2364.76
27892439      WINDERMERE         FL     34786    Primary   SFR     360     84.9     7.375      6/1/99      5/1/29   2351.06
27899806      PALM BEACH         FL     33418    Primary   PUD     360     80.0         7      6/1/99      5/1/29   2474.93
27901578      ENCINO             CA     91316    Primary   SFR     360     64.0     6.875      6/1/99      5/1/29   3069.83
27902584      WICHITA            KS     67205    Primary   PUD     240     76.9     7.125      5/1/99      4/1/19   2383.69
27906510      SAN FRANCIS        CA     94115    Primary   SFR     360     44.1     7.125      5/1/99      4/1/29   3772.83
27915875      SAN FRANCIS        CA     94116    Primary   SFR     360     77.1      7.25      6/1/99      5/1/29   2892.43
27920958      ARLINGTON          VA     22207    Primary   SFR     360     80.0     6.875      6/1/99      5/1/29   2890.49
27929199      WASHINGTON         DC     20015    Primary   SFR     360     78.1       7.5      6/1/99      5/1/29   2118.62
27932151      FOLSOM             CA     95630    Primary   SFR     360     95.0       7.5      6/1/99      5/1/29   1799.78
27934520      DALLAS             TX     75230    Primary   PUD     360     71.5     7.375      6/1/99      5/1/29   2864.93
27944693      KEY WEST           FL     33040   Secondary  SFR     360     75.0     7.375      7/1/99      6/1/29   3651.95
27946433      WASHINGTON         DC     20009    Primary  Condo    360     80.0     7.125      6/1/99      5/1/29   1924.15
27949619      HOUSTON            TX     77005    Primary   SFR     360     80.0      7.25      7/1/99      6/1/29   1931.93
27951268      GRANITE BAY        CA     95746    Primary   SFR     360     79.5         7      6/1/99      5/1/29   2222.12
27955293      NORTH TOPSA        NC     28460   Secondary  PUD     360     75.0     7.125      6/1/99      5/1/29   1667.46
27957448      MENLO PARK         CA     94025    Primary  2-Family 360     75.0         7      6/1/99      5/1/29   2894.07
27960806      COCONUT GRO        FL     33133    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   2861.96
27961010      MEMPHIS            TN     38111    Primary   SFR     360     80.0     7.625      6/1/99      5/1/29   1783.65
27961119      CUPERTINO          CA     95014    Primary   SFR     360     80.0     6.625      6/1/99      5/1/29   2561.25
27964667      SOUTH RIDIN        VA     20152    Primary   PUD     360     80.0      6.75      6/1/99      5/1/29   1748.62
27967694      MILL VALLEY        CA     94941    Primary   SFR     360     65.3     7.375      6/1/99      5/1/29   1895.22
27969930      CALABASAS          CA     91302    Primary   PUD     360     75.0     7.375      6/1/99      5/1/29   2486.44
27972900      CHEVY CHASE        MD     20815    Primary   SFR     360     69.6     7.375      6/1/99      5/1/29    2244.7
27974765      VIENNA             VA     22182    Primary   PUD     360     80.0     6.875      6/1/99      5/1/29   2837.93
27975085      WESTON             FL     33326    Primary   PUD     360     73.7         7      6/1/99      5/1/29   2428.36
27979541      SAN JOSE           CA     95138    Primary   SFR     360     69.0     7.125      6/1/99      5/1/29   3570.71
27979764      DURHAM             NC     27707    Primary   SFR     360     90.0      7.25      6/1/99      5/1/29   1983.09
27980465      REDWOOD CIT        CA     94062    Primary   SFR     360     80.0     7.375      6/1/99      5/1/29   2403.55
27986355      OAKLAND            CA     94610    Primary   SFR     360     75.0      6.75      6/1/99      5/1/29   2933.29
27988872      SOUTHERN SH        NC     27949    Primary   SFR     360     70.0      7.25      6/1/99      5/1/29   2101.11
27988971      SOUTHLAKE          TX     76092    Primary   PUD     360     80.0     7.125      6/1/99      5/1/29   2042.11
27993013      RANCHO PALO        CA     90275    Primary   SFR     360     62.4       6.5      6/1/99      5/1/29   1991.02
27995489      ST PETERSBU        FL     33715    Primary   SFR     360     69.0         7      7/1/99      6/1/29    2571.4
27997790      HUNTINGTON         CA     92649    Primary   PUD     360     80.0     7.125      6/1/99      5/1/29   2587.08
27998491      FREMONT            CA     94539    Primary   SFR     360     74.0      7.25      6/1/99      5/1/29   2333.05
27998806      OAKLAND            CA     94602    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   2096.62
27998921      CHARLOTTE          NC     28270    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   1664.52
27999457      PALO ALTO          CA     94303    Primary   SFR     360     59.1     6.625      7/1/99      6/1/29   4162.03
27999598      WASHINGTON         DC     20009    Primary  Townhouse360     65.9      7.25      6/1/99      5/1/29   3956.63
28001964      CHEVY CHASE        MD     20815    Primary  Condo    360     55.0     6.875      6/1/99      5/1/29   2167.87
28002053      HOUSTON            TX     77096    Primary   SFR     360     90.0         7      6/1/99      5/1/29   1700.52
28002418      PORT CHARLO        FL     33948    Primary   SFR     360     74.5     7.125      6/1/99      5/1/29    2435.5
28002574      SAN FRANCIS        CA     94109    Primary  3-Family 360     62.4      7.25      5/1/99      4/1/29   3724.69
28005593      NEWPORT BEA        CA     92663    Primary   PUD     360     63.8         7      6/1/99      5/1/29   2035.83
28005726      FOLSOM             CA     95630    Primary   SFR     360     89.9     7.125      6/1/99      5/1/29   2300.75
28006443      CLIFTON            VA     20124    Primary   SFR     360     80.0         7      6/1/99      5/1/29   1809.62
28006716      ALEXANDRIA         VA     22314    Primary   SFR     360     80.0         7      6/1/99      5/1/29   1697.86
28006922      LOS ANGELES        CA     90069    Primary   SFR     360     38.6      6.75      6/1/99      5/1/29   2756.55
28007714      AUSTIN             TX     78746    Primary   SFR     360     51.4     7.125      6/1/99      5/1/29   2459.08
28007896      CARMEL             CA     93923    Primary   SFR     360     52.3      7.25      6/1/99      5/1/29   2817.39
28008043      SAN JUAN CA        CA     92675    Primary   PUD     360     69.1     7.125      6/1/99      5/1/29   2349.94
28008332      LOS ANGELES        CA     90035    Primary  2-Family 360     67.3       7.5      6/1/99      5/1/29   2353.56
28008746      GRANITE BAY        CA     95746    Primary   SFR     360     85.0     7.125      6/1/99      5/1/29   1918.42
28009355      NEWPORT BEA        CA     92662    Primary  2-Family 360     61.0     7.375      6/1/99      5/1/29   3329.06
28009447      SAN JOSE           CA     95120    Primary   SFR     360     59.8     7.125      6/1/99      5/1/29   2661.19
28009504      DANVILLE           CA     94506    Primary   SFR     360     70.0      7.25      6/1/99      5/1/29   3223.29
28009520      POWAY              CA     92064    Primary   SFR     360     89.5     6.875      6/1/99      5/1/29   2135.02
28009660      SAN JOSE           CA     95135    Primary  Condo    360     80.0     6.875      6/1/99      5/1/29   1991.81
28009678      CASTRO VALL        CA     94552    Primary   SFR     360     63.4      7.25      6/1/99      5/1/29   1923.74
28009777      CLAYTON            CA     94517    Primary   SFR     360     85.0     7.125      6/1/99      5/1/29   1883.39
28009793      WATSONVILLE        CA     95076    Primary   SFR     360     66.7     7.125      6/1/99      5/1/29   2021.16
28009819      REDMOND            WA     98053    Primary   SFR     360     76.7     7.125      6/1/99      5/1/29   2300.75
28011328      SUNNYVALE          CA     94087    Primary   SFR     360     62.5     7.375      6/1/99      5/1/29   2272.33
28011435      SAN JOSE           CA     95158    Primary   SFR     360     79.8      7.25      6/1/99      5/1/29   1742.97
28011831      SANTA CRUZ         CA     95062    Primary   SFR     360     60.4      7.25      6/1/99      5/1/29   2019.25
28011856      DAVIDSONVIL        MD     21035    Primary   PUD     360     80.0         7      6/1/99      5/1/29   2170.89
28012698      FREMONT            CA     94555    Primary   PUD     360     80.0      7.25      6/1/99      5/1/29   2112.02
28012987      TRACY              CA     95376    Primary   SFR     360     58.8      7.25      6/1/99      5/1/29   1705.45
28012995      CORTE MADER        CA     94925    Primary   SFR     360     57.5         7      6/1/99      5/1/29   2581.38
28013548      WRIGHTSVILL        NC     28480   Secondary Condo    360     69.3         7      6/1/99      5/1/29   1797.65
28013688      EL CERRITO         CA     94530    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   2587.08
28013704      AGOURA HILL        CA     91301    Primary   PUD     360     57.9     7.375      6/1/99      5/1/29   1799.21
28013746      LOS ANGELES        CA     90045    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   2068.36
28014348      LINDON             UT     84042    Primary   SFR     360     90.0         7      6/1/99      5/1/29   1868.17
28014967      WALNUT CREE        CA     94595    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29    2317.6
28015071      WASHINGTON         DC     20003    Primary  Townhouse360     80.0      7.25      6/1/99      5/1/29   2286.66
28015618      ALAMO              CA     94507    Primary   SFR     360     61.9     7.375      6/1/99      5/1/29   2072.03
28015717      SAN DIEGO          CA     92122    Primary   SFR     360     67.5         7      6/1/99      5/1/29   1862.85
28015808      SHERMAN OAK        CA     91403    Primary   SFR     360     56.7     7.125      6/1/99      5/1/29   3435.97
28015931      SAN FRANCIS        CA     94116    Primary   SFR     360     69.1     7.375      6/1/99      5/1/29    2244.7
28016699      CHARLESTON         SC     29401    Primary  Condo    360     50.5         7      7/1/99      6/1/29   3559.37
28017473      SARATOGA           CA     95070    Primary   SFR     360     58.8      7.25      6/1/99      5/1/29   3206.23
28018653      LOS ANGELES        CA     90068    Primary   SFR     360     78.7     6.875      6/1/99      5/1/29   2583.71
28019040      SAN JOSE           CA     95120    Primary   SFR     360     54.1     7.125      6/1/99      5/1/29   2425.39
28019057      LOS ANGELES        CA     90049    Primary   SFR     360     62.9     7.125      6/1/99      5/1/29   3092.37
28019537      LOS ANGELES        CA     90004    Primary   SFR     360     57.9      7.25      6/1/99      5/1/29   5426.72
28020162      ORINDA             CA     94563    Primary   SFR     360     76.6      7.25      6/1/99      5/1/29    2350.1
28020287      NEWPORT BEA        CA     92660    Primary   SFR     360     69.9      7.25      6/1/99      5/1/29   3288.09
28020469      LAFAYETTE          CA     94549    Primary   SFR     360     77.3     7.375      6/1/99      5/1/29   1975.34
28020808      LA CHATSWOR        CA     91311    Primary   SFR     360     60.6      7.25      6/1/99      5/1/29   3389.74
28020816      CAMARILLO          CA     93010    Primary   SFR     360     75.0       7.5      6/1/99      5/1/29   2280.84
28020832      SAN DIMAS          CA     91773    Primary   PUD     360     89.4     7.125      6/1/99      5/1/29    2789.2
28020956      FREMONT            CA     94539    Primary   PUD     360     70.5     7.375      6/1/99      5/1/29   2640.46
28021665      FOLSOM             CA     95630    Primary   SFR     360     68.9     7.125      6/1/99      5/1/29   2354.65
28022465      WALNUT CREE        CA     94596    Primary   SFR     360     58.4     7.375      6/1/99      5/1/29   1816.48
28022499      GILROY             CA     95020    Primary   SFR     360     78.9      7.25      6/1/99      5/1/29   2261.42
28022507      LA CANADA F        CA     91011    Primary   SFR     360     80.0         7      6/1/99      5/1/29   2341.87
28022689      SUNNYVALE          CA     94087    Primary   PUD     360     50.4      7.25      6/1/99      5/1/29   1855.52
28022978      PALO ALTO          CA     94301    Primary   SFR     360     72.2         7      6/1/99      5/1/29   2594.68
28023158      LA JOLLA           CA     92037    Primary   SFR     360     55.1      7.25      6/1/99      5/1/29    1691.8
28023307      SAN JOSE           CA     95120    Primary   SFR     360     54.5     7.375      6/1/99      5/1/29   1823.39
28023422      DANVILLE           CA     94506    Primary   PUD     360     51.0      7.25      6/1/99      5/1/29   2174.44
28023448      SAN JOSE           CA     95131    Primary   SFR     360     80.0     6.875      6/1/99      5/1/29   2233.56
28023513      MCLEAN             VA     22101    Primary   SFR     360     80.0         7      6/1/99      5/1/29   1729.79
28023653      LUTHERVILLE        MD     21093    Primary   SFR     360     77.7     7.125      6/1/99      5/1/29   2539.59
28023695      WALNUT CREE        CA     94598    Primary   SFR     360     68.7     7.375      6/1/99      5/1/29   1968.43
28023752      SOQUEL             CA     95073    Primary   SFR     360     61.8     6.625      6/1/99      5/1/29   3681.79
28023893      LOS ALTOS H        CA     94022    Primary   SFR     360     42.0         7      6/1/99      5/1/29   4124.88
28023901      ALEXANDRIA         VA     22301    Primary   SFR     360     80.0         7      6/1/99      5/1/29    1382.5
28024214      EDISTO BEAC        SC     29438   Secondary  SFR     360     80.0      6.75      6/1/99      5/1/29   2459.49
28026060      TAMPA              FL     33626    Primary   PUD     360     80.0      7.25      6/1/99      5/1/29   1924.42
28026391      PLEASANT HI        CA     94523    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   1740.92
28026557      SCOTTS VALL        CA     95066    Primary   SFR     360     79.5         7      6/1/99      5/1/29   1955.99
28026821      PLEASANTON         CA     94560    Primary   SFR     360     77.2      7.25      6/1/99      5/1/29   3397.24
28026896      VIENNA             VA     22182    Primary   PUD     360     77.8     7.125      6/1/99      5/1/29   3014.89
28026920      NORTHRIDGE         CA     91326    Primary   SFR     360     79.9         7      6/1/99      5/1/29   2328.56
28027415      NEWPORT BEA        CA     92660    Primary   SFR     360     57.4         7      6/1/99      5/1/29    2195.5
28027613      SAN JOSE           CA     95124    Primary   SFR     360     80.0     7.375      6/1/99      5/1/29   2033.35
28027878      RANCHO PALO        CA     90275    Primary   SFR     360     52.9     7.125      6/1/99      5/1/29   7410.91
28028140      ESCONDIDO          CA     92029    Primary   PUD     360     65.6     7.375      6/1/99      5/1/29   1768.13
28028769      SEBASTOPOL         CA     95472    Primary   SFR     360     80.0         7      6/1/99      5/1/29   2160.91
28029262      REDWOOD CIT        CA     94062    Primary   SFR     360     69.7      7.25      6/1/99      5/1/29   3018.64
28029338      VIRGINIA BE        VA     23455    Primary   PUD     360     72.7      7.25      6/1/99      5/1/29   2728.71
28030245      NOVATO             CA     94947    Primary   SFR     360     50.2     7.375      6/1/99      5/1/29    1733.6
28030369      SUNNYVALE          CA     94087    Primary   SFR     360     73.1     7.375      6/1/99      5/1/29    2348.3
28030765      SAN JOSE           CA     95120    Primary   SFR     360     52.2      7.25      6/1/99      5/1/29   1732.73
28030971      HIGHLAND PA        TX     75209    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   1784.01
28032787      SAN JOSE           CA     95118    Primary   SFR     360     80.0     6.875      7/1/99      6/1/29      2047
28033009      LOS ANGELES        CA     90049    Primary  Condo    360     90.0     7.125      6/1/99      5/1/29   1858.46
28033348      ENCINO             CA     91436    Primary   SFR     360     49.4     7.375      6/1/99      5/1/29   4268.38
28033629      SAN RAFAEL         CA     94903    Primary   SFR     360     66.1      7.25      6/1/99      5/1/29   1780.49
28033710      OAKTON             VA     22124    Primary   SFR     360     63.4      7.25      6/1/99      5/1/29   2421.73
28033736      TALLAHASSE         FL     32312    Primary   PUD     360     72.7     7.125      6/1/99      5/1/29   1879.68
28033868      SAN JOSE           CA     95123    Primary   SFR     360     70.0     6.875      6/1/99      5/1/29   1724.44
28034437      ARLINGTON          VA     22202    Primary   SFR     360     74.8     7.125      6/1/99      5/1/29    1920.1
28034759      ALPHARETTA         GA     30005    Primary   PUD     360     77.4     6.875      6/1/99      5/1/29   4270.04
28034874      WEST LAKE V        CA     91361    Primary   PUD     360     80.0     6.875      6/1/99      5/1/29   2102.18
28034908      DOVE CANYON        CA     92679    Primary   PUD     360     51.1       7.5      6/1/99      5/1/29   1823.56
28035764      SAN JOSE           CA     95129    Primary   PUD     360     90.0       7.5      6/1/99      5/1/29   2548.64
28036713      SANTA CRUZ         CA     95062    Primary   SFR     360     75.5     7.125      6/1/99      5/1/29   3051.95
28036820      SAN JOSE           CA     95126    Primary   SFR     360     69.2     7.125      6/1/99      5/1/29   3031.74
28036895      LOS ANGELES        CA     90027    Primary   SFR     360     63.3     7.125      6/1/99      5/1/29   4264.64
28037067      BURLINGAME         CA     94010    Primary   SFR     360     78.2      7.25      6/1/99      5/1/29   3199.41
28037356      AGOURA HILL        CA     91301    Primary   SFR     360     66.5         7      6/1/99      5/1/29   1659.93
28037943      NORCROSS           GA     30092    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   1767.84
28038008      WASHINGTON         DC     20016    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   2182.97
28039170      SAN JOSE           CA     95129    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29    2317.6
28039410      GREER              SC     29650    Primary   PUD     360     71.9         7      6/1/99      5/1/29    1936.7
28039758      SAN MATEO          CA     94403    Primary   SFR     360     80.0         7      6/1/99      5/1/29      2443
28039840      SNOQUALMIE         WA     98065    Primary   SFR     360     80.0      7.25      7/1/99      6/1/29   1961.94
28042455      CHARLOTTESV        VA     22903    Primary   SFR     360     80.0      6.75      6/1/99      5/1/29   1660.42
28042950      SAN JOSE           CA     95120    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   2728.71
28043008      SAN JOSE           CA     95148    Primary   SFR     360     75.0     7.375      6/1/99      5/1/29   2227.43
28043065      PLEASANTON         CA     94588    Primary   PUD     360     77.2      7.25      6/1/99      5/1/29   4372.75
28043354      SAN JOSE           CA     95125    Primary   SFR     360     69.0      7.25      6/1/99      5/1/29   2871.97
28044626      SANTA CLARA        CA     95050    Primary   SFR     360     80.0       7.5      6/1/99      5/1/29    1873.9
28044642      HAYWARD            CA     94542    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29    2537.7
28044949      VENICE             CA     90291    Primary   SFR     360     37.4     6.875      6/1/99      5/1/29   2627.72
28045631      SAN JOSE           CA     95132    Primary   SFR     360     80.0         7      6/1/99      5/1/29   2283.32
28045755      PLEASANTON         CA     94588    Primary   SFR     360     80.0         7      6/1/99      5/1/29   2102.36
28045979      CARNELIAN B        CA     96140   Secondary  SFR     360     80.0      7.25      6/1/99      5/1/29   2292.12
28046100      CHINO HILLS        CA     91709    Primary   SFR     360     68.3     7.375      6/1/99      5/1/29   2831.77
28046621      MILLBRAE           CA     94030    Primary   SFR     360     43.2         7      6/1/99      5/1/29   2228.77
28047074      SAN DIEGO          CA     92130    Primary   SFR     360     71.2         7      6/1/99      5/1/29   2109.01
28047827      LOS ANGELES        CA     90045    Primary   SFR     360     80.0     6.875      6/1/99      5/1/29   2522.61
28047843      SAN DIEGO          CA     92131    Primary   SFR     360     70.0      7.25      6/1/99      5/1/29   1790.04
28048155      ORINDA             CA     94563    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   1882.81
28048304      NOVATO             CA     94949    Primary   SFR     360     80.0     6.875      6/1/99      5/1/29   1961.29
28048866      SAN JOSE           CA     95135    Primary   SFR     360     71.6     6.875      6/1/99      5/1/29   2614.58
28048874      LOS ANGELES        CA     90066    Primary   SFR     360     54.8      7.25      6/1/99      5/1/29   1961.26
28049013      HILLSBOROUG        CA     94010    Primary   SFR     360     53.8     7.125      6/1/99      5/1/29   3806.51
28049807      EL CAJON           CA     92019    Primary   SFR     360     70.9         7      6/1/99      5/1/29   2029.18
28050193      POWAY              CA     92064    Primary   SFR     360     61.1     6.875      6/1/99      5/1/29   2450.35
28050227      REDONDO BEA        CA     90278    Primary  Condo    360     80.0      7.25      6/1/99      5/1/29   2046.53
28051332      GREENSBORO         NC     27408    Primary   SFR     360     80.0         7      6/1/99      5/1/29   1878.82
28052538      SAN JOSE           CA     95123    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   2037.67
28052652      WALNUT CREE        CA     94596    Primary   SFR     360     80.0         7      6/1/99      5/1/29   2075.75
28052686      NASHVILLE          TN     37215    Primary   SFR     360     55.0      7.25      6/1/99      5/1/29   1804.48
28053197      ALAMO              CA     94507    Primary   SFR     360     77.3     7.125      6/1/99      5/1/29   4163.59
28053312      MORGAN HILL        CA     95037    Primary   SFR     360     90.0     6.875      6/1/99      5/1/29   2317.65
28053361      CHATSWORTH         CA     91311    Primary   SFR     360     80.0     6.875      6/1/99      5/1/29   1983.93
28053643      LOS ANGELES        CA     90046    Primary   SFR     360     80.0         7      6/1/99      5/1/29   2794.28
28053700      SAN JOSE           CA     95118    Primary   SFR     360     64.8     7.375      6/1/99      5/1/29   2299.95
28053866      WALNUT             CA     91789    Primary   SFR     360     80.0     6.875      6/1/99      5/1/29   2196.77
28054336      CHARLESTON         SC     29401   Secondary  SFR     360     80.0      7.25      6/1/99      5/1/29   2564.99
28054476      THOUSAND OA        CA     91361   Secondary  PUD     360     54.5      7.25      6/1/99      5/1/29   4093.06
28054575      SAN JOSE           CA     95148    Primary   SFR     360     48.9         7      6/1/99      5/1/29   1982.61
28055051      OAKLAND            CA     94705    Primary   SFR     360     59.8     6.875      6/1/99      5/1/29   3284.65
28055119      SIERRA MADR        CA     91024    Primary   SFR     360     75.8         7      6/1/99      5/1/29   2395.09
28055358      REDONDO BEA        CA     90278    Primary  Condo    360     80.0      7.25      6/1/99      5/1/29   1770.93
28055390      CAMPBELL           CA     95008    Primary   SFR     360     63.2         7      6/1/99      5/1/29   2860.81
28055507      MORAGA             CA     94556    Primary   SFR     360     69.8         7      6/1/99      5/1/29   2993.87
28056521      OAKLAND            CA     94611    Primary   SFR     360     76.4         7      6/1/99      5/1/29   1829.59
28057438      PHOENIX            AZ     85044    Primary   SFR     360     93.8     7.125      6/1/99      5/1/29   2021.16
28057602      SARATOGA           CA     95070    Primary   SFR     360     57.7      7.25      6/1/99      5/1/29   1770.25
28057776      SAN JOSE           CA     95135    Primary   SFR     360     80.0     6.875      6/1/99      5/1/29   3349.03
28059087      ROCKVILLE          MD     20852    Primary  Condo    360     80.0     7.375      6/1/99      5/1/29    2044.4
28060168      WALNUT             CA     91789    Primary   SFR     360     72.5      7.25      6/1/99      5/1/29   2524.06
28061166      REDWOOD CIT        CA     94061    Primary   SFR     360     43.3     7.125      7/1/99      6/1/29   3503.34
28061497      ROSEVILLE          CA     95661    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   2046.88
28061596      BURBANK            CA     91505    Primary   SFR     360     80.0         7      6/1/99      5/1/29   2554.77
28061760      MORGAN HILL        CA     95037    Primary   SFR     360     80.0     6.875      6/1/99      5/1/29    3042.9
28063766      LAFAYETTE          CA     94549    Primary   SFR     360     80.0      6.75      6/1/99      5/1/29   2096.27
28064848      FOSTER CITY        CA     94404    Primary   SFR     360     57.0      7.25      6/1/99      5/1/29   1944.21
28064863      JUPITER            FL     33477   Secondary  PUD     360     53.1      7.25      6/1/99      5/1/29    2319.4
28067213      ATLANTA            GA     30342    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   2592.27
28068559      SIMI VALLEY        CA     93065    Primary   SFR     360     80.0         7      6/1/99      5/1/29    1756.4
28069334      SAN JOSE           CA     95112    Primary   SFR     360     80.0     7.375      6/1/99      5/1/29      1956
28069656      SAUSALITO          CA     94965    Primary   SFR     360     46.4     7.125      6/1/99      5/1/29   2358.02
28070134      NORTHRIDGE         CA     91325    Primary   SFR     360     73.7     7.375      6/1/99      5/1/29   2085.84
28070555      FULLERTON          CA     92833    Primary   PUD     360     80.0      7.25      6/1/99      5/1/29   2019.25
28071884      MERCER ISLA        WA     98040    Primary   SFR     360     69.9       7.5      6/1/99      5/1/29   3712.83
28072155      IRVINE             CA     92612    Primary   PUD     360     63.3      7.25      6/1/99      5/1/29   2029.48
28072569      FAIRFAX            CA     94930    Primary   SFR     360     79.5      7.25      6/1/99      5/1/29   3983.91
28075885      SOUTH LAKE         CA     96150   Investor   SFR     360     75.0     7.625      6/1/99      5/1/29   2096.84
28075950      GREENSBORO         NC     27455    Primary   PUD     360     80.0      7.25      7/1/99      6/1/29   4256.78
28076248      MANHATTAN B        CA     90266    Primary   SFR     360     67.9         7      6/1/99      5/1/29   3792.23
28076578      SAN DIEGO          CA     92131    Primary   SFR     360     90.0      7.25      6/1/99      5/1/29   1792.76
28076743      CARMEL             CA     93923   Secondary  SFR     360     80.0     7.375      6/1/99      5/1/29   2005.73
28077097      FOLSOM             CA     95630    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   2013.79
28077626      CUPERTINO          CA     95014    Primary   SFR     360     80.0         7      6/1/99      5/1/29   3619.25
28078905      SALISBURY          NC     28144    Primary   SFR     360     75.7     7.375      6/1/99      5/1/29   3004.44
28079473      SAN GABRIEL        CA     91775    Primary   SFR     360     80.0     6.875      6/1/99      5/1/29   2202.03
28080158      SAN FRANCIS        CA     94115    Primary   SFR     360     38.9      7.25      6/1/99      5/1/29   3332.44
28080190      SAN RAFAEL         CA     94901    Primary   SFR     360     74.1         7      6/1/99      5/1/29   1701.52
28081370      HILTON HEAD        SC     29928    Primary   PUD     360     67.2     7.625      7/1/99      6/1/29   1973.33
28082618      CHANTILLY          VA     20151    Primary   PUD     360     80.0         7      6/1/99      5/1/29   1942.68
28083293      SUNNYVALE          CA     94087    Primary   SFR     360     68.8      7.25      6/1/99      5/1/29   2817.39
28084085      HOLMES BEAC        FL     34217    Primary   SFR     360     71.7     7.125      6/1/99      5/1/29   1947.05
28084770      IRVINE             CA     92620    Primary   SFR     360     80.0         7      6/1/99      5/1/29   1729.13
28084812      SACRAMENTO         CA     95829    Primary   SFR     360     74.8     7.125      6/1/99      5/1/29   1637.14
28085959      MILPITAS           CA     95035    Primary   SFR     360     80.0         7      6/1/99      5/1/29   1783.02
28086296      SEATTLE            WA     98199    Primary   SFR     360     80.0         7      6/1/99      5/1/29   1929.38
28087062      RENTON             WA     98059    Primary   SFR     360     74.6         7      6/1/99      5/1/29   2009.22
28087179      TACOMA             WA     98465    Primary   SFR     360     78.1     6.875      6/1/99      5/1/29   1937.94
28087294      NEWPORT BEA        CA     92660    Primary   SFR     360     57.1      7.25      6/1/99      5/1/29   2046.53
28087781      MALIBU             CA     90265    Primary   SFR     360     70.0      7.25      6/1/99      5/1/29   3772.44
28091155      BELMONT            CA     94002    Primary   SFR     300     65.1      7.25      6/1/99      5/1/24   2045.55
28091353      NEWPORT BEA        CA     92663    Primary   PUD     360     80.0       6.5      7/1/99      6/1/29   1865.87
28091452      POTOMAC            MD     20854    Primary   PUD     360     65.0     7.125      6/1/99      5/1/29   2694.88
28091965      MANCOS             CO     81328    Primary   SFR     360     48.8     7.125      6/1/99      5/1/29    1684.3
28092021      LAGUNA NIGU        CA     92677    Primary   SFR     360     77.8      7.25      6/1/99      5/1/29   2813.98
28092484      GRANITE BAY        CA     95746    Primary   SFR     360     80.0         7      6/1/99      5/1/29   2394.56
28092823      MCLEAN             VA     22101    Primary   SFR     360     70.8      7.25      6/1/99      5/1/29   2087.46
28093946      MOUNT PLEAS        SC     29464    Primary   PUD     360     80.0         7      6/1/99      5/1/29    1756.4
28094191      ASPEN              CO     81611   Secondary Condo    360     78.2     7.375      7/1/99      6/1/29    2348.3
28094266      SOUTH SAN F        CA     94080    Primary   PUD     360     80.0       7.5      6/1/99      5/1/29   1957.81
28094415      ALAMO              CA     94507    Primary   SFR     360     52.7      7.25      6/1/99      5/1/29   3417.71
28094696      HUNTINGTON         CA     92649    Primary   SFR     360     75.0         7      6/1/99      5/1/29   2993.87
28094753      COSTA MESA         CA     92627    Primary   SFR     240     68.6      7.25      6/1/99      5/1/19    2521.3
28095040      SUNNYVALE          CA     94087    Primary   SFR     360     58.2      7.25      6/1/99      5/1/29   1964.67
28097269      PLEASANTON         CA     94566    Primary   SFR     360     79.2     7.125      6/1/99      5/1/29   2236.75
28097517      DALLAS             TX     75240    Primary   PUD     360     66.2         7      7/1/99      6/1/29   3745.66
28097939      SAN JOSE           CA     95130    Primary   SFR     360     75.7      7.25      6/1/99      5/1/29    1910.1
28098606      SANTA CRUZ         CA     95062    Primary   SFR     360     59.9     6.875      6/1/99      5/1/29   2220.42
28099661      GRANITE BAY        CA     95746    Primary   SFR     360     90.0     7.125      6/1/99      5/1/29   2243.49
28099794      SAN DIEGO          CA     92107    Primary   SFR     360     62.7      7.25      6/1/99      5/1/29   1923.74
28100204      SAN JOSE           CA     95120    Primary   SFR     360     74.4     7.125      6/1/99      5/1/29   4284.85
28100931      PALM SPRING        CA     92264    Primary   SFR     360     67.4     7.125      6/1/99      5/1/29   2021.16
28102713      HIGHLAND PA        TX     75205    Primary   SFR     360     28.8     7.375      6/1/99      5/1/29   1830.29
28104081      PLANTATION         FL     33324    Primary   PUD     360     80.0      7.25      6/1/99      5/1/29   3519.69
28104941      SAN JOSE           CA     95120    Primary   SFR     360     79.0     7.375      6/1/99      5/1/29   4144.06
28105278      SAN JOSE           CA     95117    Primary   SFR     360     75.0     7.125      6/1/99      5/1/29   1919.43
28105393      SAN JUAN CA        CA     92675    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   2676.01
28105716      VENICE             CA     90291    Primary   SFR     360     80.0         7      6/1/99      5/1/29   2554.77
28109742      CARMEL             CA     93923    Primary   SFR     360     80.0         7      6/1/99      5/1/29   1916.08
28110872      SANTA MONIC        CA     90405    Primary   SFR     360     60.2         7      6/1/99      5/1/29   2993.87
28111383      SOUTHLAKE          TX     76092    Primary   PUD     360     64.1     7.375      6/1/99      5/1/29   2479.53
28111524      BURLINGAME         CA     94010    Primary   SFR     360     62.4      7.25      6/1/99      5/1/29   3192.59
28111565      FREMONT            CA     94539    Primary   SFR     360     71.3      7.25      6/1/99      5/1/29   2455.84
28113058      TAMPA              FL     33549    Primary   SFR     360     57.5      7.25      7/1/99      6/1/29   3410.89
28113272      BAINBRIDGE         WA     98110    Primary   SFR     360     78.6     6.875      6/1/99      5/1/29   1760.57
28113421      CASTRO VALL        CA     94546    Primary   SFR     360     75.0      7.25      6/1/99      5/1/29   2289.39
28114536      SAN JUAN CA        CA     92675    Primary   SFR     360     75.0     7.375      6/1/99      5/1/29   3133.94
28114650      SAN RAMON          CA     94583    Primary   SFR     360     69.6         7      7/1/99      6/1/29   2128.97
28116614      ALAMEDA            CA     94501    Primary   SFR     360     73.5     7.125      6/1/99      5/1/29   2647.72
28118172      SANTA ROSA         CA     95401    Primary   SFR     360     51.2     6.875      7/1/99      6/1/29   2522.61
28118222      FREMONT            CA     94555    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   1828.24
28118396      CYPRESS            CA     90630    Primary   SFR     360     76.2     7.375      6/1/99      5/1/29   2210.17
28118867      FRANKLIN           TN     37067    Primary   SFR     360     80.0     6.875      6/1/99      5/1/29   1760.05
28119824      GRANITE BAY        CA     95746    Primary   SFR     360     78.1     7.125      6/1/99      5/1/29   3051.95
28119881      GILROY             CA     95020    Primary   SFR     360     78.3     7.125      7/1/99      6/1/29      1687
28119949      ST LOUIS           MO     63124    Primary   SFR     360     61.7      7.25      6/1/99      5/1/29   2012.43
28120327      MALIBU             CA     90265    Primary   SFR     360     46.0      7.25      6/1/99      5/1/29   3763.57
28120541      SAN JOSE           CA     95126    Primary   SFR     360     53.1     7.375      6/1/99      5/1/29   2054.76
28120566      FALLS CHURC        VA     22042    Primary   PUD     360     80.0     7.125      7/1/99      6/1/29   2026.88
28120806      PLEASANTON         CA     94588    Primary   SFR     360     69.9         7      6/1/99      5/1/29    2508.2
28120962      RANCHO PALO        CA     90275    Primary   SFR     360     66.9     6.875      6/1/99      5/1/29   2371.52
28121135      SAN JUAN CA        CA     92675    Primary   PUD     360     57.0      7.25      7/1/99      6/1/29   3983.91
28122026      YORBA LINDA        CA     92887    Primary   SFR     360     48.3      7.25      6/1/99      5/1/29   1712.27
28122265      DULUTH             GA     30097    Primary   PUD     360     80.0     6.875      7/1/99      6/1/29   2422.76
28122448      OKLAHOMA CI        OK     73170    Primary   PUD     360     90.0      7.25      6/1/99      5/1/29   1980.02
28122752      CRESTWOOD          KY     40014    Primary   SFR     360     95.0       7.5      6/1/99      5/1/29   1859.92
28123321      CHARLOTTE          NC     28226    Primary   SFR     360     51.5         7      6/1/99      5/1/29   1729.79
28123677      DELRAY BEAC        FL     33483    Primary   SFR     360     80.0         7      7/1/99      6/1/29   2049.14
28123685      SUNNYVALE          CA     94087    Primary   SFR     360     56.5     7.125      6/1/99      5/1/29   2358.02
28123750      SUNNYVALE          CA     94087    Primary   SFR     360     70.0     7.375      6/1/99      5/1/29   2562.41
28123842      TUSTIN             CA     92782    Primary  Condo    360     80.0     7.125      6/1/99      5/1/29   2134.35
28124162      SAN ANSELMO        CA     94960    Primary   SFR     360     65.7         7      7/1/99      6/1/29   2228.77
28124253      APTOS              CA     95003    Primary   PUD     360     77.6     6.875      6/1/99      5/1/29   2020.06
28124782      FREMONT            CA     94539    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   4284.85
28124816      THOUSAND OA        CA     91362    Primary   SFR     360     73.0     7.125      6/1/99      5/1/29   2162.64
28124881      STUART             FL     34996    Primary  Condo    360     67.6     6.875      7/1/99      6/1/29    2332.1
28125094      SANTA CLARA        CA     95051    Primary   SFR     360     71.6      7.25      6/1/99      5/1/29   2196.61
28125219      WESTLAKE VI        CA     91361    Primary   SFR     360     56.8      7.25      6/1/99      5/1/29   2326.23
28125250      SOUTH PASAD        CA     91030    Primary   SFR     360     78.4     7.125      7/1/99      6/1/29   2034.63
28125755      YORBA LINDA        CA     92886    Primary   SFR     360     61.0      7.25      7/1/99      6/1/29   2039.71
28125995      SAN FRANCIS        CA     94122    Primary  2-Family 360     68.6      7.25      6/1/99      5/1/29   3274.45
28126407      FREMONT            CA     94536    Primary   PUD     360     75.0     7.625      6/1/99      5/1/29    2256.1
28126464      ATLANTA            GA     30350    Primary   PUD     360     64.6         7      6/1/99      5/1/29   2707.79
28126647      SARATOGA           CA     95070    Primary   SFR     360     36.7         7      6/1/99      5/1/29    4490.8
28127041      FREMONT            CA     94539    Primary   PUD     360     79.6     6.875      6/1/99      5/1/29   3284.65
28127306      SAN JOSE           CA     95136    Primary   SFR     360     77.9     7.375      6/1/99      5/1/29   1830.29
28127355      BELLEVUE           WA     98005    Primary   SFR     360     75.0     6.875      7/1/99      6/1/29   2217.14
28127462      SIMI VALLEY        CA     93065    Primary   SFR     360     62.4      7.25      7/1/99      6/1/29   2339.87
28127918      PALOS VERDE        CA     90274    Primary   SFR     360     37.6         7      7/1/99      6/1/29    6260.5
28129534      SAN JOSE           CA     95132    Primary   SFR     360     66.2         7      7/1/99      6/1/29   2049.14
28130102      SAN JOSE           CA     95138    Primary   SFR     360     69.5      7.25      7/1/99      6/1/29   3035.69
28130532      BELVEDERE          CA     94920    Primary   SFR     360     40.4     6.875      7/1/99      6/1/29   3186.11
28130672      HIGHLAND PA        TX     75205    Primary   SFR     360     80.0     6.875      6/1/99      5/1/29   6900.39
28131084      LODI               CA     95240    Primary   SFR     360     79.5     7.125      6/1/99      5/1/29   2358.02
28131225      CHINO HILLS        CA     91709    Primary   SFR     360     79.1      7.25      6/1/99      5/1/29   1889.63
28131373      SAN ANSELMO        CA     94960    Primary   SFR     360     63.3     7.125      6/1/99      5/1/29   1832.52
28131746      LOS GATOS          CA     95032    Primary   SFR     360     59.3     6.875      6/1/99      5/1/29   2335.39
28132108      LIVERMORE          CA     94550    Primary   SFR     360     76.9      7.25      6/1/99      5/1/29   2728.71
28132975      CARMICHAEL         CA     95608    Primary   SFR     360     74.8      7.25      6/1/99      5/1/29   2728.71
28133809      LOS ANGELES        CA     90049    Primary   SFR     360     69.1      7.25      7/1/99      6/1/29   4099.88
28134435      SAN CARLOS         CA     94070    Primary   SFR     360     57.3     7.125      6/1/99      5/1/29   3163.79
28136471      BERKELY            CA     94707    Primary   SFR     360     41.9     6.875      6/1/99      5/1/29   2135.02
28136968      LOS GATOS          CA     95030    Primary   SFR     360     36.2         7      7/1/99      6/1/29    2408.4
28137107      JACKSON            CA     95642    Primary   SFR     360     76.3      7.25      6/1/99      5/1/29   1998.78
28137917      ISLE OF PAL        SC     29451    Primary   SFR     360     61.9     6.875      6/1/99      5/1/29   4270.04
28137982      SAN JOSE           CA     95148    Primary   SFR     360     63.5      7.25      6/1/99      5/1/29   1732.73
28138295      LA JOLLA           CA     92037    Primary   SFR     360     52.7     6.875      7/1/99      6/1/29   4266.76
28138436      MILL VALLEY        CA     94941    Primary   SFR     360     79.0      7.25      6/1/99      5/1/29   3288.09
28138816      SAN ANSELMO        CA     94960    Primary   SFR     360     73.0      6.75      7/1/99      6/1/29   2886.27
28139566      BURLINGAME         CA     94010    Primary   SFR     360     63.9     7.125      7/1/99      6/1/29   2863.31
28140762      FREMONT            CA     94539    Primary   SFR     360     80.0         7      7/1/99      6/1/29   2767.66
28140994      GLENDALE           CA     91206    Primary   SFR     360     80.0         7      7/1/99      6/1/29   2927.34
28141281      THOUSAND OA        CA     91360    Primary   SFR     360     80.0     6.875      6/1/99      5/1/29   2128.45
28142677      DALLAS             TX     75214    Primary   SFR     360     75.1      6.75      7/1/99      6/1/29    2594.4
28143626      ATLANTA            GA     30350    Primary   SFR     240     68.1         7      6/1/99      5/1/19   2201.85
28144244      SAN JOSE           CA     95131    Primary   SFR     360     79.5      7.25      6/1/99      5/1/29   2087.46
28144558      SAN FRANCIS        CA     94121    Primary   SFR     360     66.3         7      7/1/99      6/1/29   1896.12
28144699      KENSINGTON         CA     94707    Primary   SFR     360     63.5         7      6/1/99      5/1/29   3504.82
28147494      SUISUN VALL        CA     94585    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   2587.08
28147783      CRAWFORDVIL        FL     32327   Secondary  SFR     360     90.0         7      6/1/99      5/1/29   1916.08
28148435      FAIRFAX            VA     22030    Primary   PUD     360     80.0     6.875      6/1/99      5/1/29   1918.23
28152049      SEATTLE            WA     98116    Primary   SFR     360     80.0     7.375      6/1/99      5/1/29   2210.17
28153187      GILROY             CA     95020    Primary   SFR     360     78.9         7      7/1/99      6/1/29   2281.99
28153724      MIDLOTHIAN         VA     23113    Primary   SFR     360     80.0         7      7/1/99      6/1/29   1942.69
28154144      SAN JOSE           CA     95138    Primary   PUD     360     69.2      7.25      6/1/99      5/1/29    3728.1
28154276      SAN CARLOS         CA     94070    Primary   SFR     360     49.0     7.125      7/1/99      6/1/29   2560.14
28154813      PLEASANTON         CA     94566    Primary   PUD     360     68.2      7.25      6/1/99      5/1/29   3683.76
28155224      SUNNYVALE          CA     94086    Primary   SFR     360     79.0      7.25      6/1/99      5/1/29    2694.6
28155687      GAINESVILLE        FL     32606    Primary   PUD     360     80.0         7      7/1/99      6/1/29   1713.82
28156834      CHARLESTON         SC     29401    Primary   SFR     360     80.0      6.75      7/1/99      6/1/29   1787.54
28157451      SAN JOSE           CA     95117    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29   2395.81
28157964      ENCINITAS          CA     92024    Primary   SFR     360     62.2     6.875      6/1/99      5/1/29    2161.3
28158020      WALNUT             CA     91789    Primary   SFR     360     74.1      7.25      6/1/99      5/1/29   2728.71
28158111      AGOURA HILL        CA     91301    Primary   SFR     360     80.0         7      7/1/99      6/1/29   3699.09
28158640      BELMONT            CA     94002    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   2425.39
28159366      SUNNYVALE          CA     94087    Primary   SFR     360     51.6      7.25      7/1/99      6/1/29   1971.49
28163855      DANVILLE           CA     94506    Primary   PUD     360     80.0      7.25      6/1/99      5/1/29   3301.74
28164754      PLAYA DEL R        CA     90293    Primary   SFR     360     53.3      7.25      6/1/99      5/1/29   2510.41
28165108      REDWOOD CIT        CA     94065    Primary   SFR     360     80.0     7.125      7/1/99      6/1/29   2991.32
28165140      SAN MARINO         CA     91108    Primary   SFR     360     57.4         7      7/1/99      6/1/29   2461.62
28166221      PLEASANTON         CA     94588    Primary   PUD     360     68.9     7.375      6/1/99      5/1/29   1813.03
28168938      ATLANTA            GA     30309    Primary   SFR     360     50.4     6.875      7/1/99      6/1/29    1819.7
28170074      CHARLOTTE          NC     28207    Primary   SFR     360     79.2         7      7/1/99      6/1/29   3416.33
28170421      CONCORD            CA     94518    Primary   SFR     360     80.0      7.25      6/1/99      5/1/29    2832.4
28172724      CAMPBELL           CA     95008    Primary   SFR     360     69.3     7.375      6/1/99      5/1/29   2306.86
28174704      HILLSBOROUG        CA     94010    Primary   SFR     360     46.4     7.125      7/1/99      6/1/29   4379.18
28177186      MOUNTAIN VI        CA     94040    Primary   SFR     360     47.1      7.25      6/1/99      5/1/29   2315.31
28178051      CALABASAS          CA     91302    Primary   SFR     360     69.9         7      7/1/99      6/1/29   1975.95
28178176      PEBBLE BEAC        CA     93953    Primary   SFR     360     19.7         7      6/1/99      5/1/29   4324.47
28185007      TORRANCE           CA     90505    Primary   SFR     360     80.0         7      6/1/99      5/1/29   1836.24
28185155      NEWHALL            CA     91321    Primary   SFR     360     75.3         7      7/1/99      6/1/29   2128.97
28185460      MORGAN HILL        CA     95037    Primary   SFR     360     51.1     7.125      7/1/99      6/1/29   1771.88
28185569      MOUNTAIN VI        CA     94040    Primary   SFR     360     51.5     7.125      7/1/99      6/1/29   2297.39
28185924      PALO ALTO          CA     94301    Primary   SFR     360     38.9      7.25      7/1/99      6/1/29   2387.62
28187078      BURLINGAME         CA     94010    Primary   SFR     360     68.0     7.125      7/1/99      6/1/29    3894.1
28188183      SARATOGA           CA     95070    Primary   SFR     360     49.2     6.875      7/1/99      6/1/29   3186.11
28189074      TAMPA              FL     33606    Primary   SFR     360     80.0     7.125      6/1/99      5/1/29   1886.42
28193076      SAN JOSE           CA     95148    Primary   SFR     360     80.0     6.875      7/1/99      6/1/29   1960.28
28196913      CINCINNATI         OH     45220    Primary   SFR     360     88.4      7.25      6/1/99      5/1/29   2073.82
28197234      FREMONT            CA     94539    Primary   PUD     360     80.0       7.5      6/1/99      5/1/29   3495.73
28198000      SALT LAKE C        UT     84121    Primary   SFR     360     62.5      7.25      6/1/99      5/1/29   6821.77
28200442      SAN RAMON          CA     94583    Primary   SFR     360     68.8     7.375      7/1/99      6/1/29   2375.93
28200533      PLEASANTON         CA     94566    Primary   SFR     360     75.0     6.875      7/1/99      6/1/29   2167.87
28207157      ISLE OF PAL        SC     29451   Secondary  SFR     360     75.0         7      7/1/99      6/1/29   3635.05
28208650      SAN MATEO          CA     94403    Primary   SFR     360     68.8     7.125      7/1/99      6/1/29   1785.36



NBMC
Settlement 6/24/1999

Bank of America Mortgage Securities, Inc., Series 1999-7




LOAN#         SCHPTD      ORIG BAL  ACT BALANCE  SCH BALANCE      PURP          DOC    APPRAISAL    RTRM    CLTV
-----         ------      --------  -----------  -----------      ----          ---    ---------    ----    ----
22145320       6/1/99    288496    288259.52        288021.66     R/T REFI      FULL      365000     358   78.9
22404727       6/1/99    360000    357913.37        357591.68     PURCH         FULL      450000     353   79.5
22440838       6/1/99    299050    297809.96        297557.59     PURCH         FULL      335000     354   89.6
22450456       6/1/99    238100    236544.68        236544.68     C/O REFI      FULL      309000     352   76.6
22468482       6/1/99    276000    275773.77        275773.77     R/T REFI      FULL      345000     359   79.9
22514608       6/1/99    317000    316758.79         316516.1     R/T REFI      FULL      400000     358   79.2
22563563       6/1/99    266950     265943.6        265753.27     PURCH         FULL      282000     354   94.6
22574750       6/1/99    251750    250976.64        250780.32     PURCH         FULL      265000     355   94.6
22581300       6/1/99    337500    336135.45        335894.23     C/O REFI      FULL      450000     354   74.6
22581839       6/1/99    307800       307800        307559.89     R/T REFI      FULL      663000     359   46.4
22585038       6/1/99    254000    252793.01        252793.01     PURCH         FULL      324000     354   79.6
22586648       6/1/99    298125    297085.63        296873.64     PURCH         FULL      400000     354   74.7
22595128       6/1/99    638050       638050        637513.96     PURCH         FULL      800000     359   79.9
22596258       6/1/99    450000    447698.93        447307.69     R/T REFI      FULL      568000     353   78.8
22600142       6/1/99    247000    246071.87        245882.75     R/T REFI      FULL      335000     354   73.4
22623268       6/1/99    280000    279118.32        278894.56     R/T REFI      FULL      400000     355   69.7
22636518       6/1/99    285908    280871.21        280598.36     PURCH         FULL      427000     343   65.8
22637813       6/1/99    260750    259887.53        259668.76     PURCH         FULL      325000     355   79.9
22669246       6/1/99    297300    283237.09        283237.09     R/T REFI      FULL      800000     355   35.4
22671259       6/1/99    380000    379036.75        378711.98     PURCH         FULL      465000     356   82.3
22673032       6/1/99    280000    279290.25        279050.95     PURCH         FULL      355000     356   79.7
22683254       6/1/99    347400    346306.08        346028.47     R/T REFI      FULL      440000     355   78.7
22710396       6/1/99    650000    648352.35        647796.83     R/T REFI      FULL     1800000     356   36.0
22711188       6/1/99    280000    279290.25        279050.95     R/T REFI      FULL      350000     356   79.7
22711386       6/1/99    290000    289264.88        289017.03     R/T REFI      FULL      365000     356   79.2
22712509       6/1/99    156144    155736.17        155602.65     PURCH         FULL      196000     356   79.7
22716633       6/1/99    448950    447428.31        447428.31     PURCH         FULL      565000     356   79.7
22722961       6/1/99    260000    258693.59        258693.59     PURCH         FULL      432000     356   60.0
22726533       6/1/99    284000    283767.21        283533.06     R/T REFI      FULL      355000     358   79.9
22728612       6/1/99    256500    253355.89        253112.23     PURCH         FULL      291000     354   88.8
22732580       6/1/99    304000    303487.75        303487.75     PURCH         FULL      383000     358   79.9
22738165       6/1/99    400000    398576.64        398576.64     PURCH         FULL      582800     356   71.0
22738686       6/1/99    330000     329163.5        328881.46     PURCH         FULL      440000     356   76.5
22755102       6/1/99    364800    364200.22         363897.7     PURCH         FULL      457000     357   79.8
22760565       6/1/99    512000    511158.19        511158.19     C/O REFI      FULL      650000     358   78.7
22768287       6/1/99    337500    337223.35        336945.09     C/O REFI      FULL      450000     358   74.9
22780571       6/1/99    278000       278000        277777.69     R/T REFI      FULL      370000     359   75.1
22789887       6/1/99    308000    307453.51        307453.51     PURCH         FULL      392000     359   79.9
22800486       6/1/99    352000    351421.24        351129.33     PURCH         FULL      440000     357   79.8
22800544       6/1/99    350000    349410.21        349410.21     R/T REFI      FULL      616000     358   56.7
22803837       6/1/99    583800    583344.58        583344.58     R/T REFI      FULL      750000     359   77.8
22808265       6/1/99    331000       331000        330728.68     R/T REFI      FULL      600000     359   55.2
22820237       6/1/99    375000    374721.69        374721.69     C/O REFI      FULL      500000     359   74.9
22820583       6/1/99    262000       262000        261800.64     R/T REFI      FULL      350000     359   74.8
22821870       6/1/99    388550    387926.73        387926.73     R/T REFI      FULL      525000     358   73.9
22824098       6/1/99    600000       600000        599483.41     PURCH         FULL      850000     359   70.9
22824601       6/1/99    304000    303713.42        303462.56     PURCH         FULL      380000     358   79.9
22824999       6/1/99    380000       380000        379696.12     PURCH         FULL      485000     359   79.9
22825657       6/1/99    255000    254790.97        254790.97     R/T REFI      FULL      340000     359   74.9
22828545       6/1/99    300000       300000        299754.09     R/T REFI      FULL      450000     359   66.6
22829063       6/1/99    266200       266200        265740.32     R/T REFI      FULL      400000     358   66.5
22833958       6/1/99    400000    399604.05        399604.05     C/O REFI      FULL      650000     359   61.5
22834170       6/1/99    316200       316200        315947.14     PURCH         FULL      397000     359   79.9
22836233       6/1/99    336000    335364.73        334725.69     R/T REFI      FULL      420000     238   79.7
22836902       6/1/99    350000    349424.54        349424.54     R/T REFI      FULL      705000     358   49.6
22837546       6/1/99    500000    499600.15        499197.93     C/O REFI      FULL      715000     358   69.8
22838445       6/1/99    285000       285000        284772.09     R/T REFI      FULL      325000     359   87.6
22838544       6/1/99    368000    367491.82        367491.82     PURCH         FULL      460000     358   79.9
22839146       6/1/99    295000       295000        294764.09     PURCH         FULL      440000     359   67.0
22840391       6/1/99    469000       469000        468615.56     R/T REFI      FULL      660000     359   71.0
22845127       6/1/99    268000    267769.26        267769.26     PURCH         FULL      338000     359   79.9
22847545       6/1/99    500000    499590.15        499590.15     C/O REFI      FULL      850000     359   58.8
22848089       6/1/99    264150    263938.76        263726.27     PURCH         FULL      295000     358   89.9
22850853       6/1/99    355300    355015.86        355015.86     PURCH         FULL      450000     359   79.9
22851687       6/1/99    335000    334480.26        334202.63     PURCH         FULL      500000     358   66.8
22852057       6/1/99    262400    262079.55        262079.55     PURCH         FULL      356000     359   74.7
22855621       6/1/99    275000       275000        274785.48     C/O REFI      FULL      500000     359   55.0
22856256       6/1/99    181150    181005.13         180859.4     PURCH         FULL      228000     358   79.9
22857395       6/1/99    250000     249785.7        249594.15     PURCH         FULL      295000     358   91.4
22857742       6/1/99    296000    295570.16        295570.16     PURCH         FULL      370000     358   79.9
22858120       6/1/99    318750       318750        318488.72     R/T REFI      FULL      435000     359   73.2
22858740       6/1/99    251650       251650        251453.69     PURCH         FULL      264900     359   94.9
22861371       6/1/99    305000       305000         304756.1     PURCH         FULL      565000     359   55.0
22861744       6/1/99    618300    617805.56        617308.18     R/T REFI      FULL      875000     358   70.6
22862148       6/1/99    320000       320000        319756.51     PURCH         FULL      400000     359   79.9
22863153       6/1/99    270000    269689.37        269476.86     PURCH         FULL      365000     358   73.9
22864565       6/1/99    264000     263783.6         263783.6     PURCH         FULL      330000     359   79.9
22865968       6/1/99    263150       263150        262717.33     PURCH         FULL      277000     358   94.8
22867246       6/1/99    352720    351689.13         351386.9     PURCH         FULL      441000     357   79.7
22867881       6/1/99    324000       324000        323747.24     R/T REFI      FULL      360000     359   89.9
22868715       6/1/99    420000       420000        419655.73     R/T REFI      FULL      540000     359   77.7
22869143       6/1/99    272700    272481.92        272262.54     PURCH         FULL      305000     358   89.9
22870273       6/1/99    288000    287763.92        287526.46     PURCH         FULL      377000     358   79.9
22870307       6/1/99    305600     305349.5        305097.54     PURCH         FULL      386000     358   79.9
22872618       6/1/99    394000    393692.65        393692.65     PURCH         FULL      495000     359   79.9
22873202       6/1/99    329600       329600        329336.42     PURCH         FULL      370000     359   89.9
22874150       6/1/99    430000    429647.53        429293.01     PURCH         FULL      615000     358   74.2
22875066       6/1/99    424000    423634.94        423267.83     PURCH         FULL      545000     358   79.9
22875496       6/1/99    388800       388800         388481.3     PURCH         FULL      490000     359   79.3
22876841       6/1/99    282800     282557.5        282324.27     R/T REFI      FULL      376000     358   75.1
22878680       6/1/99    376590       376590        376281.32     PURCH         FULL      730000     359   52.9
22879498       6/1/99    257360       257169           257169     PURCH         FULL      325000     359   79.9
22881742       6/1/99    300000     299808.7        299616.08     C/O REFI      FULL      673000     358   44.5
22882658       6/1/99    279000    278782.35        278563.38     PURCH         REDUCED   310000     358   89.9
22885925       6/1/99    315000    314760.31        314760.31     PURCH         FULL      350000     359   89.9
22886543       6/1/99    493000    492189.42        492189.42     R/T REFI      FULL      790000     358   62.3
22886915       6/1/99    266400    266181.63        265961.99     PURCH         FULL      343000     358   79.9
22888226       6/1/99    285000    284772.09        284542.82     C/O REFI      FULL     1600000     358   17.8
22890016       6/1/99    337500       337500        337243.19     PURCH         FULL      450000     359   79.9
22890339       6/1/99    264800    264588.24        264375.22     PURCH         FULL      331000     358   79.9
22890495       6/1/99    169550    169411.01        169411.01     PURCH         FULL      211950     359   79.9
22891204       6/1/99    346500       346500        346236.34     PURCH         FULL      401000     359   89.9
22891923       6/1/99    252850     252647.8         252444.4     PURCH         FULL      322000     358   79.9
22892970       6/1/99    400000    399374.03        399374.03     PURCH         FULL      950000     358   54.6
22893671       6/1/99    292000    291777.81        291777.81     PURCH         FULL      365000     359   79.9
22894620       6/1/99    300000       300000        299765.97     R/T REFI      FULL      455000     359   65.9
22894877       6/1/99    435000       435000        434660.66     PURCH         FULL      615000     359   71.8
22895676       6/1/99    308750    308515.07        308278.69     PURCH         FULL      408000     358   79.9
22895882       6/1/99    294000    293797.68        293594.03     R/T REFI      FULL      310000     358   94.7
22896799       6/1/99    269900    269689.45        269477.63     PURCH         FULL      338000     358   79.9
22898373       6/1/99    487500    487090.44        486678.53     R/T REFI      FULL      750000     358   64.9
22898555       6/1/99    250650       250650        250459.27     PURCH         FULL      314000     359   79.8
22899611       6/1/99    226392    226206.42        226019.76     PURCH         FULL      290000     358   79.9
22899744       6/1/99    372000       372000         371709.8     R/T REFI      FULL      515000     359   72.2
22900062       6/1/99    300000    299505.77        299505.77     PURCH         FULL      380000     358   79.9
22901011       6/1/99    252000    251812.98        251624.79     R/T REFI      FULL      455000     358   55.3
22902787       6/1/99    329000     328736.9        328472.24     C/O REFI      FULL      620000     358   53.0
22903744       6/1/99    220000    219824.06        219824.06     PURCH         FULL      275000     359   79.9
22903983       6/1/99    324000     323740.9        323480.26     R/T REFI      FULL      360000     358   89.9
22904320       6/1/99    468800    468010.03        468010.03     R/T REFI      FULL      588000     358   79.6
22906333       6/1/99    260000    259612.87        259612.87     R/T REFI      FULL      300000     358   86.6
22906408       6/1/99    284000    283778.45        283778.45     C/O REFI      FULL      420000     359   67.6
22907463       6/1/99    312000       312000        311744.25     PURCH         FULL      392000     359   79.9
22907950       6/1/99    600000       600000        599531.94     PURCH         FULL      915000     359   66.6
22908198       6/1/99    249500       249192         248882.2     R/T REFI      FULL      355000     298   70.1
22909311       6/1/99    446000    445634.42        445634.42     PURCH         FULL      558000     359   79.9
22909329       6/1/99    285000       285000        284772.09     PURCH         FULL      445000     359   66.6
22910319       6/1/99    299800       299800        299554.25     PURCH         FULL      390000     359   79.9
22910459       6/1/99    266425       266425        266227.27     PURCH         FULL      290000     359   94.9
22911580       6/1/99    145600    145483.56        145366.43     PURCH         FULL      188000     358   79.9
22911879       6/1/99    271050    270822.28        270593.26     R/T REFI      FULL      340000     358   79.6
22912067       6/1/99    300000    299793.54        299585.73     R/T REFI      FULL      400000     358   74.9
22913180       6/1/99    337500    337223.35        337223.35     C/O REFI      FULL      450000     359   74.9
22913230       6/1/99    296350       296350        296107.09     PURCH         FULL      375000     359   79.9
22913271       6/1/99    525600    525169.16        525169.16     PURCH         FULL      690000     359   79.9
22913347       6/1/99    131900    131794.53        131794.53     PURCH         FULL      165000     359   79.9
22913875       6/1/99    298900       298900        298660.98     R/T REFI      FULL      380000     359   78.6
22915656       6/1/99    520000    519623.64        519623.64     R/T REFI      FULL      665000     359   78.1
22915821       6/1/99    252000       252000        251798.47     PURCH         FULL      285000     359   89.9
22916167       6/1/99    284000       284000        283767.21     PURCH         FULL      355000     359   79.9
22916837       6/1/99    351000       351000        350719.31     PURCH         FULL      399000     359   89.9
22917009       6/1/99    646000       646000        645508.44     PURCH         FULL      840000     359   79.9
22917298       6/1/99    296900    296656.64        296411.86     R/T REFI      FULL      390000     358   76.0
22917595       6/1/99    342400       342400        342119.33     PURCH         FULL      430000     359   79.9
22917736       6/1/99    348000       348000         347721.7     PURCH         FULL      550000     359   65.0
22918197       6/1/99    500000       500000        499609.95     PURCH         FULL      675000     359   77.5
22918775       6/1/99    482000       482000        481659.81     R/T REFI      FULL      700000     359   68.9
22918858       6/1/99    320450       320450        320187.33     PURCH         FULL      402000     359   79.9
22920771       6/1/99    256500       256500        256294.88     PURCH         FULL      285000     359   89.9
22921365       6/1/99    267100       267100        266896.76     PURCH         FULL      334000     359   79.9
22921696       6/1/99    600000    599520.19        599520.19     PURCH         FULL      750000     359   79.9
22923031       6/1/99    253600       253600        253392.12     PURCH         FULL      317000     359   79.9
22923163       6/1/99    277600       277600        277372.45     PURCH         FULL      430000     359   76.8
22923353       6/1/99    296800    296550.66        296299.89     PURCH         FULL      371000     358   79.9
22923452       6/1/99    274500    274185.87        273969.84     PURCH         FULL      305000     358   89.8
22924039       6/1/99    360000       360000        359712.11     R/T REFI      FULL      580000     359   62.1
22924088       6/1/99    304000    303744.61        303744.61     R/T REFI      FULL      380000     359   79.9
22924385       6/1/99    257600       257600        257399.04     PURCH         FULL      330000     359   79.9
22925531       6/1/99    400000       400000        399680.13     PURCH         FULL      500000     359   79.9
22925564       6/1/99    391200       391200        390894.82     PURCH         FULL      490000     359   79.9
22926976       6/1/99    337600    337309.33        337309.33     PURCH         FULL      436000     359   79.9
22927495       6/1/99    425000       425000        424668.46     R/T REFI      FULL      650000     359   65.3
22927768       6/1/99    500000    499590.16        499590.16     C/O REFI      FULL      700000     359   71.4
22927859       6/1/99    409000    408656.39        408310.81     R/T REFI      FULL      900000     358   45.4
22927958       6/1/99    650000       650000           650000     PURCH         FULL      840000     360   78.8
22929251       6/1/99    382600       382600        382294.04     R/T REFI      FULL      650000     359   58.9
22929343       6/1/99    242300    242096.44        242096.44     PURCH         FULL      303000     359   79.9
22929772       6/1/99    292800       292800        292565.85     PURCH         FULL      376000     359   79.9
22930770       6/1/99    318300    318045.46        318045.46     R/T REFI      FULL      750000     359   42.4
22931257       6/1/99    295000       295000        294752.16     PURCH         FULL      410000     359   71.9
22931695       6/1/99    285000       285000        284531.42     PURCH         FULL      385000     358   74.9
22931893       6/1/99    650000       650000         649467.2     PURCH         FULL      950000     359   76.2
22932222       6/1/99    432000    431654.53        431654.53     C/O REFI      FULL      615000     359   70.2
22932867       6/1/99    390000       390000        389695.76     C/O REFI      FULL      535000     359   72.8
22935332       6/1/99    265000       265000        264803.33     C/O REFI      FULL      411000     359   64.5
22936652       6/1/99    309000       309000        308758.96     PURCH         FULL      560000     359   55.3
22937452       6/1/99    346500    346072.32        345799.43     PURCH         FULL      389000     358   89.8
22938005       6/1/99    343500    343225.31        343225.31     PURCH         FULL      440000     359   79.9
22938096       6/1/99    418400       418400         418073.6     PURCH         FULL      525000     359   79.9
22938765       6/1/99    255900       255900        255700.37     PURCH         FULL      320000     359   79.9
22940472       6/1/99    320000     319744.1        319486.68     C/O REFI      FULL      430000     358   74.3
22941215       6/1/99    292000       292000        291772.22     R/T REFI      FULL      365000     359   79.9
22942155       6/1/99    275000       275000        274785.48     R/T REFI      FULL      415000     359   66.2
22942247       6/1/99    312000       312000        311744.26     R/T REFI      FULL      390000     359   79.9
22942833       6/1/99    294500       294500        294270.26     R/T REFI      FULL      380000     359   77.4
22943245       6/1/99    339200       339200        338915.02     PURCH         FULL      435000     359   79.9
22943500       6/1/99    354000       354000         353702.6     PURCH         FULL      460000     359   79.9
22943518       6/1/99    284000       284000        283778.45     PURCH         FULL      355000     359   79.9
22943666       6/1/99    612000    611510.59        611510.59     R/T REFI      FULL      900000     359   67.9
22943732       6/1/99    346480    346195.98        346195.98     PURCH         FULL      442000     359   79.9
22943823       6/1/99    500000       500000        499590.15     PURCH         FULL      865000     359   58.5
22943831       6/1/99    300000       300000        299760.09     C/O REFI      FULL      495000     359   60.6
22943849       6/1/99    295200    294945.83        294690.23     PURCH         FULL      375000     358   79.9
22943872       6/1/99    261700       261700        261480.14     R/T REFI      FULL      315000     359   83.0
22943880       6/1/99    650000       650000         649467.2     R/T REFI      FULL     1350000     359   48.1
22944987       6/1/99    262500    262295.23        262295.23     C/O REFI      FULL      350000     359   74.9
22945232       6/1/99    303200       303200        302951.47     R/T REFI      FULL      380000     359   79.7
22945562       6/1/99    300300    300059.85        299818.28     PURCH         FULL      316183     358   94.8
22945604       6/1/99    356000    355729.12        355456.57     PURCH         FULL      445000     358   79.9
22945984       6/1/99    400000       400000        399672.12     PURCH         FULL      515000     359   79.9
22946016       6/1/99    350000       349491           349491     R/T REFI      FULL      390000     359   89.6
22946503       6/1/99    328450       328450        328187.34     PURCH         FULL      365000     359   89.9
22946628       6/1/99    633250    632730.93        632730.93     PURCH         FULL      810000     359   79.9
22946917       6/1/99    550000       550000        549549.17     PURCH         FULL      680000     359   84.5
22947014       6/1/99    580000    579325.79        579325.79     PURCH         FULL      735000     359   79.9
22947063       6/1/99    617100       617100        616606.51     R/T REFI      FULL      775000     359   79.6
22947584       6/1/99    288150       288150        287913.81     PURCH         FULL      341000     359   84.9
22947683       6/1/99    283950       283950        283711.45     PURCH         FULL      356000     359   79.9
22947998       6/1/99    314400       314400        314135.86     PURCH         FULL      399000     359   79.9
22948301       6/1/99    304000       304000        303750.81     PURCH         FULL      380000     359   79.9
22948327       6/1/99    262600       262600        262400.19     R/T REFI      FULL      520000     359   50.5
22948699       6/1/99    352000       352000         351725.4     R/T REFI      FULL      550000     359   64.0
22950604       6/1/99    315000    314788.64        314575.87     R/T REFI      FULL      350000     358   89.9
22951008       6/1/99    270000       270000        269784.08     PURCH         FULL      300000     359   89.9
22951446       6/1/99    366500       366500        365867.11     PURCH         FULL      463600     358   79.8
22952949       6/1/99    427200       427200        426849.82     PURCH         FULL      534000     359   79.9
22953640       6/1/99    445400    445043.82        444685.53     PURCH         FULL      590000     358   79.9
22954242       6/1/99    263500    263284.01        263284.01     R/T REFI      FULL      332000     359   79.3
22955140       6/1/99    329000       329000        328730.32     PURCH         FULL      419000     359   79.9
22955207       6/1/99    389000    388696.54        388696.54     PURCH         FULL      538000     359   73.3
22955694       6/1/99    343600       343600        343318.35     PURCH         FULL      430000     359   79.9
22955926       6/1/99    327250       327250        327024.79     R/T REFI      FULL      385000     359   84.9
22956205       6/1/99    293600       293600        293365.21     PURCH         FULL      367000     359   79.9
22956767       6/1/99    350000       350000        349705.96     PURCH         FULL      448000     359   79.8
22958730       6/1/99    287500       287500        287264.34     C/O REFI      FULL      575000     359   50.0
22958938       6/1/99    595000       595000        594535.84     R/T REFI      FULL      790000     359   75.3
22959084       6/1/99    275000       275000         274580.2     PURCH         FULL      379000     358   73.8
22959209       6/1/99    489000       489000        488618.54     R/T REFI      FULL      900000     359   54.3
22959340       6/1/99    275000       275000        274780.08     PURCH         FULL      422000     359   65.1
22959886       6/1/99    350000    349726.96        349726.96     R/T REFI      FULL      406000     359   86.1
22959969       6/1/99    348500    348221.31        348221.31     PURCH         FULL      410000     359   84.9
22960876       6/1/99    300000    299530.53        299530.53     R/T REFI      FULL      318000     358   94.2
22961221       6/1/99    440000       440000        439639.33     R/T REFI      FULL      600000     359   73.3
22961338       6/1/99    312000    311744.26        311744.26     PURCH         FULL      390000     359   79.9
22962427       6/1/99    105040       105040           104956     PURCH         FULL      131500     359   79.9
22963375       6/1/99    270000       270000        269789.37     R/T REFI      FULL      300000     359   89.9
22964654       6/1/99    264000       264000        263788.88     PURCH         FULL      330000     359   79.9
22964795       6/1/99    268850       268850        268650.47     PURCH         FULL      289000     359   94.9
22964829       6/1/99    300150    299915.86        299915.86     PURCH         FULL      335000     359   89.9
22965677       6/1/99    628000       628000         627497.8     R/T REFI      FULL      785000     359   79.9
22965891       6/1/99    300000       300000        299760.09     PURCH         FULL      430000     359   70.5
22966212       6/1/99    304000       304000        303768.68     PURCH         FULL      380881     359   79.8
22966287       6/1/99    210400    210054.06        210054.06     PURCH         FULL      280000     358   79.9
22966626       6/1/99    329350    329086.62        329086.62     PURCH         FULL      412000     359   79.9
22966857       6/1/99    257600       257600           257394     PURCH         FULL      350000     359   79.9
22967467       6/1/99    400000    399680.13        399680.13     PURCH         FULL      501000     359   79.9
22967566       6/1/99    336000       336000         335731.3     PURCH         FULL      420000     359   79.9
22967707       6/1/99    317600       317600        317339.67     PURCH         FULL      400200     359   79.9
22971600       6/1/99    400000       400000        399672.12     PURCH         FULL      720000     359   55.6
22971907       6/1/99    325000    324746.47        324746.47     C/O REFI      FULL      800000     359   40.6
22971949       6/1/99    525000    524600.52        524600.52     C/O REFI      FULL     2500000     359   21.0
22973135       6/1/99    627000       627000        626498.59     R/T REFI      FULL      800000     359   78.3
22973556       6/1/99    270400       270400        270161.43     PURCH         FULL      339000     359   79.9
22973937       6/1/99    365000       365000        364708.12     C/O REFI      FULL      525000     359   69.5
22974513       6/1/99    256500       256500        256284.51     PURCH         FULL      278000     359   94.9
22974760       6/1/99    387920       387920        387602.03     PURCH         FULL      488000     359   79.9
22975908       6/1/99    292000    291777.81        291777.81     PURCH         FULL      365000     359   79.9
22977300       6/1/99    360000       360000        359690.04     PURCH         FULL      450000     359   79.9
22978324       6/1/99    444000       444000        443617.72     PURCH         FULL      555000     359   79.9
22978423       6/1/99    400000    399680.12        399680.12     R/T REFI      FULL      591000     359   67.6
22978456       6/1/99    348000       348000        347714.74     PURCH         FULL      435000     359   79.9
22981542       6/1/99    381550       381550        381237.25     R/T REFI      FULL      477000     359   79.9
22981609       6/1/99    350000       350000        349720.12     C/O REFI      FULL      605000     359   57.9
22981989       6/1/99    251500    251292.83        251292.83     PURCH         FULL      265000     359   94.8
22982011       6/1/99    262500       262500        262295.23     C/O REFI      FULL      350000     359   74.9
22982060       6/1/99    253600       253600        253381.66     PURCH         FULL      325000     359   79.9
22982672       6/1/99    300000       300000        299754.09     PURCH         FULL      386000     359   78.2
22983498       6/1/99    329000    328743.35        328743.35     PURCH         FULL      414000     359   79.9
22983514       6/1/99    530400    529986.23        529986.23     PURCH         FULL      663000     359   79.9
22984132       6/1/99    365000    364729.12        364729.12     PURCH         FULL      495000     359   77.5
22984389       6/1/99    300000       300000        299760.09     PURCH         FULL      375000     359   79.9
22984595       6/1/99    308450    308197.16        308197.16     PURCH         FULL      387000     359   79.9
22985592       6/1/99    512000       512000        511600.59     PURCH         FULL      640000     359   79.9
22985832       6/1/99    510000       510000        509550.04     PURCH         FULL      600000     359   84.9
22986202       6/1/99    420000       420000        419664.13     PURCH         FULL      525000     359   79.9
22986541       6/1/99    322100    321819.39        321819.39     PURCH         FULL      405000     359   79.7
22986699       6/1/99    400000       400000        399695.63     PURCH         FULL      473000     359   84.5
22987119       6/1/99    192930       192930        192775.71     PURCH         FULL      242000     359   79.9
22987135       6/1/99    250000       250000        249800.08     C/O REFI      FULL      360000     359   69.4
22987549       6/1/99    334000       334000        333732.91     PURCH         FULL      428000     359   79.9
22987580       6/1/99    273000    272562.07        272341.16     R/T REFI      FULL      352000     357   77.4
22988232       6/1/99    300000    299760.09        299760.09     PURCH         FULL      375000     359   79.9
22988265       6/1/99    513750       513750        513339.16     PURCH         FULL      695000     359   74.9
22988356       6/1/99    293000       293000        292777.05     PURCH         FULL      373000     359   78.5
22988885       6/1/99    562500       562500         562015.7     C/O REFI      FULL      750000     359   74.9
22988919       6/1/99    305000    304226.86        303966.19     R/T REFI      FULL      880000     356   34.6
22989057       6/1/99    279200       279200        278971.15     PURCH         FULL      353000     359   79.9
22989313       6/1/99    285000       285000        284772.09     PURCH         FULL      400000     359   74.9
22989685       6/1/99    307500       307500        307247.94     C/O REFI      FULL      410000     359   74.9
22989792       6/1/99    365000       365000        364700.82     PURCH         FULL      473000     359   78.4
22989800       6/1/99    284050       284050        283817.16     PURCH         FULL      380000     359   74.9
22989842       6/1/99    310000     309752.1         309752.1     PURCH         FULL      585000     359   53.0
22989859       6/1/99    415200       415200        414851.18     PURCH         FULL      520000     359   79.9
22991848       6/1/99    287300    287075.87         286850.4     PURCH         FULL      304000     358   94.9
22992200       6/1/99    400000    399325.97        398986.06     R/T REFI      FULL      465000     357   85.8
22992549       6/1/99    475000       475000        474610.64     C/O REFI      FULL     1000000     359   47.5
22992606       6/1/99    246850       246850         246666.8     R/T REFI      FULL      309000     359   79.8
22992614       6/1/99    335200       335200        334938.52     PURCH         FULL      419000     359   79.9
22992697       6/1/99    269600       269600         269373.5     PURCH         FULL      340000     359   79.9
22992960       6/1/99    289500    289274.15        289274.15     C/O REFI      FULL      386000     359   74.9
22993802       6/1/99    300000       300000           300000     C/O REFI      FULL      925000     360   32.4
22993828       6/1/99    300000       300000        299754.09     PURCH         FULL      425000     359   70.5
22994065       6/1/99    302000       302000        301746.29     PURCH         FULL      380000     359   79.8
22994578       6/1/99    360000       360000        359704.91     R/T REFI      FULL      450000     359   79.9
22994891       6/1/99    300000       300000           300000     PURCH         FULL      380000     360   80.0
22995229       6/1/99    103200       103200        103117.47     PURCH         FULL      129000     359   79.9
22995351       6/1/99    275000    274774.59        274774.59     PURCH         FULL      390000     359   70.5
22995682       6/1/99    544000    543520.03        543520.03     PURCH         FULL      682000     359   79.9
22996144       6/1/99    399000       399000        398664.79     C/O REFI      FULL      900000     359   44.3
22996847       6/1/99    291900       291900        291636.12     PURCH         FULL      420000     359   69.9
22996862       6/1/99    325000       325000        324720.19     R/T REFI      FULL      560000     359   58.0
22996870       6/1/99    280000       280000        279770.48     C/O REFI      FULL      373500     359   74.9
22997613       6/1/99    275183       275183        274957.43     PURCH         FULL      320000     359   89.9
22997951       6/1/99    278400       278400         278171.8     PURCH         FULL      350000     359   79.9
22998256       6/1/99    325000     324740.1         324740.1     C/O REFI      FULL      442500     359   73.4
22998371       6/1/99    285000    284772.09        284772.09     PURCH         FULL      301000     359   94.9
22998447       6/1/99    650000     649480.2         649480.2     PURCH         FULL     1363000     359   49.2
22998751       6/1/99    650000    649250.98        649250.98     R/T REFI      FULL      850000     359   76.4
22999064       6/1/99    300000    299754.09        299754.09     R/T REFI      FULL      515000     359   58.3
22999106       6/1/99    445600       445600        445234.74     R/T REFI      FULL      750000     359   59.4
22999668       6/1/99    350000    349465.71        349196.11     R/T REFI      FULL      530000     357   65.9
23000219       6/1/99    368000       368000        367698.36     PURCH         FULL      460000     359   79.9
23000268       6/1/99    388000       388000        387657.67     PURCH         FULL      485000     359   79.9
23000292       6/1/99    339750       339750        339497.86     R/T REFI      FULL      425000     359   79.9
23001043       6/1/99    494500       494500        494074.24     R/T REFI      FULL      630000     359   78.4
23001134       6/1/99    243145    242950.56        242950.56     PURCH         FULL      304000     359   79.9
23001431       6/1/99    328000       328000        327762.61     R/T REFI      FULL      420000     359   78.0
23001555       6/1/99    291100       291100        290867.22     PURCH         FULL      364000     359   79.9
23001704       6/1/99    364000       364000        363716.05     PURCH         FULL      455000     359   79.9
23003049       6/1/99    390000       390000        389680.32     PURCH         FULL      535000     359   72.8
23003601       6/1/99    301400    301146.79        301146.79     PURCH         FULL      360000     359   89.9
23003635       6/1/99    348500       348500        348221.31     C/O REFI      FULL      465000     359   74.9
23003866       6/1/99    337500       337500        337236.71     R/T REFI      FULL      486000     359   69.4
23004302       6/1/99    363000       363000        362716.83     R/T REFI      FULL      525000     359   69.1
23004476       6/1/99    279000       279000        278782.36     PURCH         FULL      310000     359   89.9
23004625       6/1/99    304000       304000        303762.85     PURCH         FULL      385000     359   79.9
23005259       6/1/99     84800     84733.84         84733.84     PURCH         FULL      106000     359   79.9
23005291       6/1/99    293000       293000           293000     R/T REFI      FULL      380000     360   77.1
23005606       6/1/99    288000       288000        287763.92     PURCH         FULL      385000     359   79.9
23006018       6/1/99    280000    279776.09        279776.09     C/O REFI      FULL      400000     359   69.9
23006703       6/1/99    350000       350000        349713.11     PURCH         FULL     1200000     359   30.3
23007990       6/1/99    370000    369689.15        369689.15     PURCH         FULL      460000     359   82.0
23008782       6/1/99    526400    525989.35        525576.22     R/T REFI      FULL      800000     358   65.7
23008964       6/1/99    248000    247796.71        247796.71     PURCH         FULL      311400     359   79.9
23009772       6/1/99    536000       536000           536000     R/T REFI      FULL      820000     360   65.4
23010317       6/1/99    249600       249600           249600     PURCH         FULL      315000     360   80.0
23010697       6/1/99    272000       272000        271771.48     R/T REFI      FULL      450000     359   60.4
23011406       6/1/99    300000       300000        299765.97     C/O REFI      FULL      600000     359   50.0
23012081       6/1/99    344900    344630.94        344630.94     PURCH         FULL      383250     359   89.9
23012347       6/1/99    290000       290000         289768.1     PURCH         FULL      350000     359   82.8
23013808       6/1/99    296250       296250        296018.89     C/O REFI      FULL      400000     359   74.0
23014038       6/1/99    409600       409600        409264.25     R/T REFI      FULL      512000     359   79.9
23015225       6/1/99    294700       294700        294464.33     PURCH         FULL      315000     359   94.9
23015548       6/1/99    416000       416000        415675.48     PURCH         FULL      520000     359   79.9
23015654       6/1/99    267200       267200        266986.32     PURCH         FULL      335000     359   79.9
23015894       6/1/99    275000       275000        274785.47     R/T REFI      FULL      890000     359   30.9
23017049       6/1/99    367200       367200           366899     PURCH         FULL      480000     359   79.9
23017569       6/1/99    365500       365500        365207.72     PURCH         FULL      430000     359   84.9
23018120       6/1/99    273250       273250        273031.48     PURCH         FULL      358000     359   79.9
23018179       6/1/99    271150       271150           271150     PURCH         FULL      339000     360   80.0
23018385       6/1/99    281250       281250        281013.72     C/O REFI      FULL      375000     359   74.9
23018849       6/1/99    500000       500000        499628.93     PURCH         FULL      625000     359   79.9
23019102       6/1/99    262650    262450.14        262249.05     PURCH         FULL      294000     358   89.9
23020167       6/1/99    274000     273775.4        273549.49     R/T REFI      FULL      345000     358   79.3
23020407       6/1/99    216900    216734.96        216734.96     PURCH         FULL      272000     359   79.9
23020589       6/1/99    270000    269794.55        269587.83     R/T REFI      FULL      300000     358   89.9
23020654       6/1/99    265500    265094.68        264890.16     R/T REFI      FULL      310000     357   85.4
23020753       6/1/99    359900    359350.61        359073.37     PURCH         FULL      450000     357   79.8
23020811       6/1/99    287200    286704.05        286453.98     PURCH         FULL      359000     357   79.8
23020878       6/1/99    580000    579547.54        579092.34     C/O REFI      FULL      860000     358   67.3
23021009       6/1/99    357000    356735.05        356468.44     PURCH         FULL      397000     358   89.8
23021041       6/1/99    248000    247815.94        247630.73     PURCH         FULL      310000     358   79.9
23021074       6/1/99    278500    278293.31        278085.32     R/T REFI      FULL      386000     358   72.1
23021132       6/1/99    249900     249489.1         249489.1     PURCH         FULL      290000     358   86.1
23022312       6/1/99    264000     263783.6        263565.94     R/T REFI      FULL      407000     358   64.8
23022460       6/1/99    400000    399680.12        399358.35     PURCH         FULL      556000     358   79.9
23022619       6/1/99    283200    282979.07        282756.82     PURCH         FULL      375000     358   79.9
23022700       6/1/99    358000    357734.31        357466.96     R/T REFI      FULL      450000     358   79.5
23022825       6/1/99    291000    290566.71        290348.03     R/T REFI      FULL      390000     357   74.4
23022981       6/1/99    321200    320709.68        320709.68     PURCH         FULL      402000     358   79.9
23023047       6/1/99    292000    291403.33        291160.49     R/T REFI      FULL      365000     358   79.8
23023179       6/1/99    360000    358718.33        358718.33     R/T REFI      FULL      480000     356   74.7
23023260       6/1/99    348000    347728.52         347455.4     PURCH         FULL      460000     358   79.9
23023310       6/1/99    287000    286764.75        286528.12     R/T REFI      FULL      350000     358   81.9
23023369       6/1/99    312000    311511.73        311265.38     R/T REFI      FULL      450000     357   69.2
23023484       6/1/99    280000    279770.48        279539.62     R/T REFI      FULL      350000     358   79.9
23023542       6/1/99    276400    275945.54        275716.32     PURCH         FULL      345500     357   79.8
23023641       6/1/99    460000    459641.15        459280.13     C/O REFI      FULL      635000     358   72.3
23023658       6/1/99    325000    324516.09        324271.87     C/O REFI      FULL      825000     357   39.3
23023716       6/1/99    333000    332504.18        332253.95     R/T REFI      FULL      370000     357   89.8
23023757       6/1/99    288000    287763.92        287526.46     R/T REFI      FULL      425000     358   67.7
23023781       6/1/99    316000    315493.08        315493.08     R/T REFI      FULL      395000     358   79.9
23023823       6/1/99    488000    487637.83         487273.4     PURCH         FULL      610000     358   79.9
23024037       6/1/99    283600    283367.53        283133.71     PURCH         FULL      360000     358   79.9
23024060       6/1/99    300800    300305.44        300055.99     PURCH         FULL      390000     357   79.8
23024128       6/1/99    315000    314754.27        314507.05     R/T REFI      FULL      400000     358   78.7
23024664       6/1/99    253500    253287.02        253072.82     PURCH         FULL      321000     358   79.9
23024680       6/1/99    307000    306748.35        306495.24     R/T REFI      FULL      408000     358   75.1
23024698       6/1/99    600000    599576.52        599150.31     R/T REFI      FULL      750000     358   79.9
23025463       6/1/99    280000    279781.58        279781.58     PURCH         FULL      360000     359   79.9
23026594       6/1/99    383000    382693.71         382385.6     R/T REFI      FULL      555000     358   68.9
23026677       6/1/99    384000    383715.01        383428.24     PURCH         FULL      480000     358   79.9
23026743       6/1/99    370000    369420.97        369420.97     R/T REFI      FULL     1000000     358   36.9
23026800       6/1/99    277500    277272.53        277043.73     R/T REFI      FULL      330000     358   84.0
23026834       6/1/99    613500     613021.4        612539.91     R/T REFI      FULL      905000     358   67.7
23026842       6/1/99    375000       375000        374684.96     R/T REFI      FULL      575000     359   65.2
23027055       6/1/99    500000     499569.5        499136.59     PURCH         FULL      645000     358   78.0
23027113       6/1/99    255000    254801.08        254600.95     PURCH         FULL      483000     358   53.0
23027790       6/1/99    285000       285000        284772.09     PURCH         FULL      445000     359   69.0
23029622       6/1/99    336000       336000        335724.58     PURCH         FULL      420000     359   79.9
23030810       6/1/99    283600       283600        283361.74     PURCH         FULL      357000     359   79.9
23030869       6/1/99    500000    493726.74        493270.74     C/O REFI      FULL      875000     357   56.4
23032154       6/1/99    405400       405400        405075.81     R/T REFI      FULL      625000     359   64.8
23032576       6/1/99    156000       156000        155875.25     PURCH         FULL      197000     359   79.9
23034515       6/1/99    360000       360000        359704.91     C/O REFI      FULL      500000     359   71.9
23035074       6/1/99    293300    293059.59        293059.59     PURCH         FULL      416000     359   70.6
23035108       6/1/99    253300       253300           253300     R/T REFI      FULL      320000     360   79.2
23038466       6/1/99    355000     354716.1        354430.53     R/T REFI      FULL      500000     358   70.9
23039282       6/1/99    552000    551590.33        551178.11     R/T REFI      FULL      930000     358   59.3
23039803       6/1/99    409900       409900        409547.08     PURCH         FULL      513000     359   79.9
23040389       6/1/99    390000    389703.24        389404.66     R/T REFI      FULL      525000     358   74.2
23040462       6/1/99    285000    284507.86        284259.72     R/T REFI      FULL      500000     357   56.9
23040512       6/1/99    345000    344724.11        344446.58     C/O REFI      FULL      475000     358   72.5
23040538       6/1/99    272000    241270.02         241669.9     PURCH         FULL      340000     358   71.1
23040553       6/1/99    395500    395206.49        394911.14     R/T REFI      FULL      565000     358   69.9
23040660       6/1/99    281750    281286.75        281286.75     PURCH         FULL      353000     358   79.9
23040678       6/1/99    356000    355708.19        355414.67     R/T REFI      FULL      445000     358   79.9
23040702       6/1/99    351000    350315.91         349627.9     PURCH         FULL      394000     238   89.6
23040736       6/1/99    328100    327573.69        327573.69     R/T REFI      FULL      403000     358   81.3
23040751       6/1/99    420000    418961.14        418961.14     R/T REFI      FULL      570000     357   73.5
23040983       6/1/99    311000    310763.35        310525.25     R/T REFI      FULL      400000     358   77.7
23041221       6/1/99    576000       576000           576000     PURCH         FULL      720000     360   80.0
23048960       6/1/99    281000    280775.29        280775.29     R/T REFI      FULL      505000     359   55.6
23049331       6/1/99    184000    183849.17        183849.17     PURCH         FULL      230000     359   79.9
26249326       6/1/99    284400       284400           284400     R/T REFI      REDUCED   316000     360   90.0
26759613       6/1/99    310000       310000        309745.89     R/T REFI      FULL      430000     359   72.0
26943696       6/1/99    326000    324280.42        323662.98     R/T REFI      FULL      434500     237   74.5
27349489       6/1/99    279600       279600        279370.81     R/T REFI      REDUCED   400000     359   69.8
27566488       6/1/99    315000       315000        314722.08     PURCH         FULL      465000     359   67.7
27709302       6/1/99    510000       510000        509581.95     PURCH         FULL      735000     359   70.8
27717602       6/1/99    279500    278773.97        278773.97     C/O REFI      FULL      690000     357   40.4
27718501       6/1/99    292000    291495.77        291241.52     R/T REFI      FULL      400000     357   72.8
27737857       6/1/99    450000    449612.55        449612.55     C/O REFI      FULL      600000     359   74.9
27738335       6/1/99    350000    349112.78        349112.78     R/T REFI      REDUCED   550000     357   63.5
27755628       6/1/99    360000       360000        359719.16     C/O REFI      REDUCED   480000     359   74.9
27759257       6/1/99    294000       294000           293427     R/T REFI      FULL      475000     239   61.8
27766328       6/1/99    455000     454194.9        453789.01     PURCH         REDUCED   700000     357   64.8
27780568       6/1/99    369000       369000        368689.99     R/T REFI      FULL      490000     359   75.2
27786805       6/1/99    276000       276000        275779.28     R/T REFI      FULL      345000     359   79.9
27802677       6/1/99    397500       397500         397189.9     R/T REFI      FULL      575000     359   69.1
27804509       6/1/99    311300    311063.12        311063.12     PURCH         FULL      390000     359   79.9
27806470       6/1/99    247500       247500        247306.92     R/T REFI      REDUCED   610000     359   40.6
27806801       6/1/99    458700       458700           458324     R/T REFI      REDUCED   685000     359   66.9
27810514       6/1/99    552000    551579.97        551579.97     PURCH         REDUCED   690000     359   79.9
27814508       6/1/99    292000     290282.9        290858.54     R/T REFI      FULL      388000     238   75.0
27819481       6/1/99    276000    275486.06        275486.06     R/T REFI      REDUCED   360000     239   76.6
27823855       6/1/99    346750       346750        346499.03     PURCH         FULL      369000     359   94.9
27839927       6/1/99    275000       275000        274790.74     PURCH         FULL      596500     359   46.2
27841857       6/1/99    280000       280000           280000     PURCH         REDUCED   351000     360   80.0
27866698       6/1/99    401300       401300           401300     PURCH         FULL      545000     360   73.6
27876200       6/1/99    292000       292000         291777.8     PURCH         FULL      365000     359   79.9
27880467       6/1/99    351000    349996.54        349709.88     R/T REFI      FULL      544000     359   64.3
27892439       6/1/99    340400       340400        340140.98     R/T REFI      REDUCED   401000     359   84.8
27899806       6/1/99    372000       372000        371695.07     PURCH         REDUCED   480000     359   79.9
27901578       6/1/99    467300       467300        466907.41     R/T REFI      REDUCED   730000     359   64.0
27902584       6/1/99    304500    303924.28        303345.14     R/T REFI      REDUCED   396000     238   76.6
27906510       6/1/99    560000    559101.68        559101.68     C/O REFI      REDUCED  1270000     358   44.0
27915875       6/1/99    424000       424000        423669.24     R/T REFI      FULL      550000     359   77.0
27920958       6/1/99    440000       440000        439630.34     PURCH         REDUCED   550000     359   79.9
27929199       6/1/99    303000       303000        302775.13     R/T REFI      REDUCED   388000     359   78.0
27932151       6/1/99    257400       257400        257208.97     PURCH         FULL      271000     359   94.9
27934520       6/1/99    414800    414273.92        413955.05     R/T REFI      REDUCED   580000     359   71.4
27944693       6/1/99    528750       528750           528750     PURCH         FULL      710000     360   75.0
27946433       6/1/99    285600       285600         285371.6     PURCH         FULL      357000     359   79.9
27949619       6/1/99    283200       283200           283200     PURCH         REDUCED   355000     360   80.0
27951268       6/1/99    334000       334000        333726.21     R/T REFI      FULL      420000     359   79.5
27955293       6/1/99    247500       247500        247302.07     PURCH         REDUCED   337500     359   74.9
27957448       6/1/99    435000    434643.43        434643.43     C/O REFI      FULL      580000     359   74.9
27960806       6/1/99    424800       424800        424460.29     PURCH         REDUCED   550000     359   79.9
27961010       6/1/99    252000       252000         251817.6     PURCH         REDUCED   325000     359   79.9
27961119       6/1/99    400000    399647.08        399647.08     PURCH         REDUCED   500000     359   79.9
27964667       6/1/99    269600       269600        269367.88     PURCH         REDUCED   340000     359   79.9
27967694       6/1/99    274400       274400         274191.2     R/T REFI      FULL      420000     359   65.3
27969930       6/1/99    360000       360000        359726.06     C/O REFI      FULL      480000     359   74.9
27972900       6/1/99    325000       325000         324752.7     C/O REFI      REDUCED   467000     359   69.5
27974765       6/1/99    432000       432000        431637.07     PURCH         FULL      543000     359   79.9
27975085       6/1/99    365000    361700.81        361700.81     R/T REFI      REDUCED   495000     359   73.1
27979541       6/1/99    530000       530000        529576.17     PURCH         REDUCED   768350     359   68.9
27979764       6/1/99    290700       290700        290473.22     PURCH         REDUCED   325000     359   89.9
27980465       6/1/99    348000       348000         347735.2     PURCH         REDUCED   435000     359   79.9
27986355       6/1/99    452250    451860.62        451860.62     PURCH         FULL      603000     359   74.9
27988872       6/1/99    308000       308000        307759.72     R/T REFI      FULL      440000     359   69.9
27988971       6/1/99    303110    302867.61        302867.61     PURCH         REDUCED   380000     359   79.9
27993013       6/1/99    315000       315000        314715.23     C/O REFI      FULL      505000     359   62.3
27995489       6/1/99    386500       386500           386500     R/T REFI      REDUCED   560000     360   69.0
27997790       6/1/99    384000       384000        383692.92     PURCH         REDUCED   480000     359   79.9
27998491       6/1/99    342000       342000         341733.2     PURCH         REDUCED   462000     359   74.0
27998806       6/1/99    311200       311200        310951.13     PURCH         REDUCED   390000     359   79.9
27998921       6/1/99    244000       244000        243809.65     PURCH         REDUCED   305000     359   79.9
27999457       6/1/99    650000       650000           650000     PURCH         REDUCED  1100000     360   59.1
27999598       6/1/99    580000       580000        579547.54     PURCH         REDUCED   880000     359   65.9
28001964       6/1/99    330000    329722.76        329722.76     C/O REFI      REDUCED   600000     359   55.0
28002053       6/1/99    255600       255600        255390.48     PURCH         FULL      293000     359   89.9
28002418       6/1/99    361500       361500        361210.91     R/T REFI      REDUCED   485000     359   74.5
28002574       6/1/99    546000    545574.06        545145.55     R/T REFI      FULL      875000     358   62.3
28005593       6/1/99    306000       306000        305749.17     C/O REFI      REDUCED   480000     359   63.7
28005726       6/1/99    341500       341500        341226.91     PURCH         REDUCED   380000     359   89.8
28006443       6/1/99    272000       272000        271777.05     PURCH         FULL      340000     359   79.9
28006716       6/1/99    255200    254990.81        254990.81     PURCH         REDUCED   319000     359   79.9
28006922       6/1/99    425000       425000        424634.08     C/O REFI      FULL     1100000     359   38.6
28007714       6/1/99    365000       365000        364708.11     PURCH         FULL      710000     359   51.4
28007896       6/1/99    413000    412677.82        412677.82     R/T REFI      FULL      790000     359   52.3
28008043       6/1/99    348800       348800        348521.06     R/T REFI      FULL      505000     359   69.0
28008332       6/1/99    336600       336600        336350.19     R/T REFI      FULL      500000     359   67.3
28008746       6/1/99    284750       284750        284522.28     PURCH         REDUCED   335000     359   84.9
28009355       6/1/99    482000       482000        481633.23     R/T REFI      FULL      790000     359   61.0
28009447       6/1/99    395000       395000        394684.12     C/O REFI      REDUCED   660000     359   59.8
28009504       6/1/99    472500       472500         472131.4     R/T REFI      REDUCED   675000     359   69.9
28009520       6/1/99    325000       325000        324726.96     R/T REFI      REDUCED   363000     359   89.5
28009660       6/1/99    303200       303200        302945.27     PURCH         REDUCED   379000     359   79.9
28009678       6/1/99    282000       282000        281780.01     R/T REFI      REDUCED   445000     359   63.4
28009777       6/1/99    279550       279550        279326.44     PURCH         REDUCED   335000     359   84.9
28009793       6/1/99    300000       300000        299760.09     PURCH         REDUCED   452000     359   66.6
28009819       6/1/99    341500    341226.91        341226.91     R/T REFI      REDUCED   445000     359   76.7
28011328       6/1/99    329000       329000        328749.65     R/T REFI      REDUCED   526000     359   62.5
28011435       6/1/99    255500       255500        255300.68     PURCH         REDUCED   320000     359   79.8
28011831       6/1/99    296000       296000        295769.08     R/T REFI      FULL      490000     359   60.4
28011856       6/1/99    326300       326300        326032.53     PURCH         FULL      408000     359   79.9
28012698       6/1/99    309600       309600        309358.48     PURCH         REDUCED   390000     359   79.9
28012987       6/1/99    250000       250000        249804.97     PURCH         REDUCED   425000     359   58.8
28012995       6/1/99    388000       388000        387681.95     R/T REFI      FULL      675000     359   57.5
28013548       6/1/99    270200       270200        269978.52     PURCH         FULL      406000     359   69.2
28013688       6/1/99    384000       384000        383692.92     PURCH         REDUCED   480000     359   79.9
28013704       6/1/99    260500       260500        260301.78     R/T REFI      REDUCED   450000     359   57.9
28013746       6/1/99    303200       303200        302963.47     PURCH         REDUCED   379000     359   79.9
28014348       6/1/99    280800    280369.83        280369.83     PURCH         REDUCED   345000     359   89.9
28014967       6/1/99    344000       344000         343724.9     PURCH         REDUCED   430000     359   79.9
28015071       6/1/99    335200    334938.51        334938.51     PURCH         REDUCED   420000     359   79.9
28015618       6/1/99    300000       300000        299771.72     R/T REFI      REDUCED   485000     359   61.9
28015717       6/1/99    280000       280000        279770.48     C/O REFI      REDUCED   415000     359   67.4
28015808       6/1/99    510000     509202.5         509202.5     R/T REFI      REDUCED   900000     359   56.6
28015931       6/1/99    325000       325000         324752.7     C/O REFI      FULL      470000     359   69.1
28016699       6/1/99    535000       535000           535000     C/O REFI      FULL     1060000     360   50.5
28017473       6/1/99    470000       470000        469633.35     R/T REFI      REDUCED   800000     359   58.8
28018653       6/1/99    393300    392969.57        392969.57     R/T REFI      REDUCED   500000     359   78.6
28019040       6/1/99    360000       360000        359712.11     R/T REFI      REDUCED   665000     359   54.1
28019057       6/1/99    459000       459000        458632.94     R/T REFI      REDUCED   730000     359   62.8
28019537       6/1/99    795500       795500        794879.43     R/T REFI      FULL     1374000     359   57.9
28020162       6/1/99    344500    344231.25        344231.25     R/T REFI      REDUCED   450000     359   76.5
28020287       6/1/99    482000       482000        481623.99     R/T REFI      FULL      690000     359   69.8
28020469       6/1/99    286000    285582.37        285582.37     R/T REFI      REDUCED   370000     359   77.2
28020808       6/1/99    496900       496900        496512.36     R/T REFI      REDUCED   820000     359   60.6
28020816       6/1/99    326200       326200        325957.91     C/O REFI      REDUCED   435000     359   74.9
28020832       6/1/99    414000       414000        413668.93     R/T REFI      FULL      463000     359   89.3
28020956       6/1/99    382300       382300        382009.09     R/T REFI      FULL      542000     359   70.5
28021665       6/1/99    349500       349500        349220.51     R/T REFI      REDUCED   507000     359   68.9
28022465       6/1/99    263000       263000        262799.87     R/T REFI      REDUCED   450000     359   58.4
28022499       6/1/99    331500       331500        331241.39     R/T REFI      REDUCED   420000     359   78.9
28022507       6/1/99    352000       352000        351711.46     PURCH         REDUCED   441000     359   79.9
28022689       6/1/99    272000       272000        271787.81     R/T REFI      REDUCED   540000     359   50.4
28022978       6/1/99    390000       390000        389680.32     C/O REFI      FULL      540000     359   72.2
28023158       6/1/99    248000       248000        247806.53     R/T REFI      REDUCED   450000     359   55.1
28023307       6/1/99    264000       264000        263799.11     R/T REFI      REDUCED   484500     359   54.5
28023422       6/1/99    318750       318750        318501.34     R/T REFI      REDUCED   625000     359   51.0
28023448       6/1/99    340000    339714.36        339714.36     PURCH         FULL      428000     359   79.9
28023513       6/1/99    260000    259786.88        259786.88     PURCH         REDUCED   325000     359   79.9
28023653       6/1/99    376950    376648.55        376648.55     R/T REFI      REDUCED   485000     359   77.7
28023695       6/1/99    285000       285000        284783.13     R/T REFI      REDUCED   415000     359   68.6
28023752       6/1/99    575000    574492.69        574492.69     R/T REFI      REDUCED   931000     359   61.7
28023893       6/1/99    620000       620000        619491.79     R/T REFI      REDUCED  1475000     359   42.0
28023901       6/1/99    207800       207800        207629.67     PURCH         FULL      260000     359   79.9
28024214       6/1/99    379200       379200        378873.51     PURCH         REDUCED   500000     359   79.9
28026060       6/1/99    282100       282100        281879.93     PURCH         REDUCED   353000     359   79.9
28026391       6/1/99    255200       255200        255000.91     PURCH         FULL      319000     359   79.9
28026557       6/1/99    294000    293759.01        293759.01     R/T REFI      REDUCED   370000     359   79.4
28026821       6/1/99    498000       498000        497611.51     R/T REFI      REDUCED   645000     359   77.1
28026896       6/1/99    447500       447500        447142.14     R/T REFI      FULL      575500     359   77.7
28026920       6/1/99    350000       350000        349713.11     R/T REFI      FULL      438000     359   79.8
28027415       6/1/99    330000     329729.5         329729.5     R/T REFI      REDUCED   575000     359   57.4
28027613       6/1/99    294400       294400        294175.98     PURCH         REDUCED   368000     359   79.9
28027878       6/1/99   1100000      1100000       1099120.34     PURCH         FULL     2080000     359   52.9
28028140       6/1/99    256000       256000         255805.2     R/T REFI      REDUCED   390000     359   65.6
28028769       6/1/99    324800       324800        324533.76     PURCH         REDUCED   425000     359   79.9
28029262       6/1/99    442500       442500         442154.8     R/T REFI      REDUCED   635000     359   69.6
28029338       6/1/99    400000       400000        399687.96     C/O REFI      REDUCED   550000     359   72.7
28030245       6/1/99    251000       251000           250809     R/T REFI      REDUCED   500000     359   50.2
28030369       6/1/99    340000    339741.28        339741.28     C/O REFI      FULL      465000     359   73.1
28030765       6/1/99    254000       254000        253801.85     R/T REFI      REDUCED   487000     359   52.2
28030971       6/1/99    264800       264800        264588.24     PURCH         REDUCED   333000     359   79.9
28032787       6/1/99    311600       311600           311600     PURCH         FULL      390000     360   80.0
28033009       6/1/99    275850     275629.4         275629.4     PURCH         REDUCED   306500     359   89.9
28033348       6/1/99    618000       618000        617529.75     R/T REFI      FULL     1250000     359   49.4
28033629       6/1/99    261000       261000        260796.39     R/T REFI      FULL      395000     359   66.0
28033710       6/1/99    355000       355000        354723.06     R/T REFI      REDUCED   560000     359   63.4
28033736       6/1/99    279000    278776.88        278776.88     C/O REFI      FULL      384000     359   72.6
28033868       6/1/99    262499    262278.46        262278.46     PURCH         REDUCED   375000     359   69.9
28034437       6/1/99    285000    284572.09        284572.09     R/T REFI      REDUCED   381250     359   74.7
28034759       6/1/99    650000       650000        649453.92     PURCH         REDUCED   850000     359   77.3
28034874       6/1/99    320000    319731.15        319731.15     PURCH         REDUCED   410000     359   79.9
28034908       6/1/99    260800       260530           260530     R/T REFI      FULL      510000     359   51.1
28035764       6/1/99    364500    364229.49        364229.49     PURCH         REDUCED   405000     359   89.9
28036713       6/1/99    453000       453000        452637.74     R/T REFI      FULL      600000     359   75.4
28036820       6/1/99    450000       450000        449640.14     C/O REFI      REDUCED   650000     359   69.2
28036895       6/1/99    633000       633000         632493.8     R/T REFI      REDUCED  1000000     359   63.2
28037067       6/1/99    469000       469000        468634.13     R/T REFI      FULL      600000     359   78.1
28037356       6/1/99    249500    249295.49        249295.49     C/O REFI      REDUCED   375000     359   66.5
28037943       6/1/99    262400    262190.16        262190.16     PURCH         FULL      340000     359   79.9
28038008       6/1/99    320000       320000        319750.36     PURCH         REDUCED   400000     359   79.9
28039170       6/1/99    344000     343724.9         343724.9     PURCH         REDUCED   430000     359   79.9
28039410       6/1/99    291100    290861.38        290861.38     R/T REFI      FULL      405000     359   71.8
28039758       6/1/99    367200       367200           366899     PURCH         REDUCED   460000     359   79.9
28039840       6/1/99    287600       287600           287600     PURCH         REDUCED   366500     360   80.0
28042455       6/1/99    256000       256000        255779.58     PURCH         REDUCED   320100     359   79.9
28042950       6/1/99    400000       400000        399687.96     PURCH         REDUCED   500000     359   79.9
28043008       6/1/99    322500       322500         322254.6     C/O REFI      FULL      430000     359   74.9
28043065       6/1/99    641000    640499.96        640499.96     R/T REFI      REDUCED   830000     359   77.2
28043354       6/1/99    421000       421000        420671.57     R/T REFI      REDUCED   610000     359   69.0
28044626       6/1/99    268000       268000         267801.1     PURCH         REDUCED   335000     359   79.9
28044642       6/1/99    372000       372000         371709.8     PURCH         FULL      465000     359   79.9
28044949       6/1/99    400000    399663.95        399663.95     PURCH         REDUCED  1070000     359   37.4
28045631       6/1/99    343200       343200        342918.68     PURCH         REDUCED   429000     359   79.9
28045755       6/1/99    316000    315740.97        315740.97     PURCH         REDUCED   395000     359   79.9
28045979       6/1/99    336000    335737.88        335737.88     PURCH         REDUCED   420000     359   79.9
28046100       6/1/99    410000       410000        409688.02     C/O REFI      REDUCED   600000     359   68.3
28046621       6/1/99    335000     334725.4         334725.4     C/O REFI      FULL      775000     359   43.2
28047074       6/1/99    317000       317000        316740.16     C/O REFI      FULL      445000     359   71.2
28047827       6/1/99    384000       384000        383677.39     PURCH         FULL      495000     359   79.9
28047843       6/1/99    262400       262400        262195.29     C/O REFI      REDUCED   375000     359   69.9
28048155       6/1/99    276000       276000        275784.69     PURCH         FULL      345000     359   79.9
28048304       6/1/99    298554       298554        298303.18     PURCH         FULL      374000     359   79.9
28048866       6/1/99    398000    397500.04         397162.8     C/O REFI      FULL      556000     359   71.4
28048874       6/1/99    287500    287275.72        287275.72     C/O REFI      FULL      525000     359   54.8
28049013       6/1/99    565000       565000        564548.18     R/T REFI      REDUCED  1050000     359   53.8
28049807       6/1/99    305000       305000        304749.99     R/T REFI      REDUCED   430000     359   70.9
28050193       6/1/99    373000       373000        372686.63     R/T REFI      REDUCED   610000     359   61.1
28050227       6/1/99    300000    299765.97        299765.97     PURCH         FULL      375000     359   79.9
28051332       6/1/99    282400       282400        282168.51     PURCH         REDUCED   353000     359   79.9
28052538       6/1/99    298700    298466.98        298466.98     PURCH         FULL      375000     359   79.9
28052652       6/1/99    312000    311444.25        311444.25     PURCH         REDUCED   390000     359   79.9
28052686       6/1/99    264517    264310.64        264310.64     C/O REFI      REDUCED   480939     359   55.0
28053197       6/1/99    618000       618000        617505.79     R/T REFI      REDUCED   800000     359   77.2
28053312       6/1/99    352800       352800         352503.6     PURCH         FULL      392000     359   89.9
28053361       6/1/99    302000    301746.28        301746.28     PURCH         FULL      377500     359   79.9
28053643       6/1/99    420000       420000        419655.72     PURCH         REDUCED   525000     359   79.9
28053700       6/1/99    333000       333000        332746.61     R/T REFI      FULL      514000     359   64.8
28053866       6/1/99    334400       334400        334119.06     PURCH         REDUCED   418000     359   79.9
28054336       6/1/99    376000    375706.68        375706.68     PURCH         REDUCED   488000     359   79.9
28054476       6/1/99    600000       600000        599531.94     PURCH         FULL     1100000     359   54.5
28054575       6/1/99    298000       298000        297755.72     R/T REFI      FULL      610000     359   48.9
28055051       6/1/99    500000    499579.93        499579.93     PURCH         REDUCED   836000     359   59.8
28055119       6/1/99    360000    359704.91        359704.91     PURCH         FULL      475000     359   75.7
28055358       6/1/99    259600       259600        259397.49     PURCH         FULL      335000     359   79.9
28055390       6/1/99    430000       430000        429647.52     R/T REFI      REDUCED   680000     359   63.2
28055507       6/1/99    450000       450000        449631.13     R/T REFI      REDUCED   645000     359   69.7
28056521       6/1/99    275000       275000        274774.58     R/T REFI      REDUCED   360000     359   76.3
28057438       6/1/99    300000    299760.09        299760.09     PURCH         REDUCED   320000     359   93.7
28057602       6/1/99    259500       259500        259297.56     R/T REFI      FULL      450000     359   57.7
28057776       6/1/99    509800       509800         509371.7     PURCH         FULL      637500     359   79.9
28059087       6/1/99    296000       296000        295774.77     PURCH         REDUCED   380000     359   79.9
28060168       6/1/99    370000       370000        369711.36     R/T REFI      FULL      510000     359   72.5
28061166       6/1/99    520000       520000           520000     PURCH         FULL     1200000     360   43.3
28061497       6/1/99    300050       300050        299815.92     PURCH         REDUCED   386000     359   79.9
28061596       6/1/99    384000    383685.23        383685.23     PURCH         FULL      485000     359   79.9
28061760       6/1/99    463200       463200        462810.85     PURCH         FULL      579000     359   79.9
28063766       6/1/99    323200       323200        322921.73     PURCH         REDUCED   404000     359   79.9
28064848       6/1/99    285000       285000        284777.67     R/T REFI      REDUCED   500000     359   57.0
28064863       6/1/99    340000       340000        339734.77     PURCH         REDUCED   640000     359   53.1
28067213       6/1/99    380000       380000        379703.56     PURCH         REDUCED   480000     359   79.9
28068559       6/1/99    264000    263699.39        263481.24     R/T REFI      FULL      330000     359   79.8
28069334       6/1/99    283200     282984.5         282984.5     PURCH         REDUCED   355000     359   79.9
28069656       6/1/99    350000       350000        349720.11     C/O REFI      FULL      755000     359   46.4
28070134       6/1/99    302000       302000         301770.2     R/T REFI      REDUCED   410000     359   73.6
28070555       6/1/99    296000       296000        295769.08     R/T REFI      REDUCED   370000     359   79.9
28071884       6/1/99    531000       531000        530605.92     R/T REFI      FULL      760000     359   69.8
28072155       6/1/99    297500    297267.92        297267.92     R/T REFI      REDUCED   470000     359   63.3
28072569       6/1/99    584000       584000        583544.42     R/T REFI      REDUCED   735000     359   79.4
28075885       6/1/99    296250    296035.58        296035.58     PURCH         FULL      395000     359   74.9
28075950       6/1/99    624000       624000           624000     PURCH         REDUCED   780000     360   80.0
28076248       6/1/99    570000       570000        569532.77     PURCH         REDUCED   840000     359   67.8
28076578       6/1/99    262800       262800        262594.99     PURCH         FULL      292000     359   89.9
28076743       6/1/99    290400       290400        290179.02     PURCH         FULL      365000     359   79.9
28077097       6/1/99    295200       295200        294969.71     PURCH         REDUCED   369000     359   79.9
28077626       6/1/99    544000       544000        543554.08     PURCH         REDUCED   680000     359   79.9
28078905       6/1/99    435000    434543.35        434209.54     R/T REFI      REDUCED   575000     359   75.6
28079473       6/1/99    335200       335200        334918.39     PURCH         FULL      430000     359   79.9
28080158       6/1/99    488500       488500        488118.91     C/O REFI      REDUCED  1256000     359   38.9
28080190       6/1/99    255750       255750        255540.36     R/T REFI      REDUCED   345000     359   74.1
28081370       6/1/99    278800       278800           278800     C/O REFI      REDUCED   415000     360   67.2
28082618       6/1/99    292000    291760.65        291760.65     PURCH         REDUCED   370000     359   79.9
28083293       6/1/99    413000       413000        412677.82     R/T REFI      FULL      600000     359   68.8
28084085       6/1/99    289000       289000        288768.89     C/O REFI      FULL      403000     359   71.7
28084770       6/1/99    259900    259616.08        259616.08     PURCH         REDUCED   327000     359   79.9
28084812       6/1/99    243000    240227.41        240016.62     R/T REFI      FULL      325000     359   73.9
28085959       6/1/99    268000       268000        267780.31     PURCH         REDUCED   335000     359   79.9
28086296       6/1/99    290000       290000        289762.29     PURCH         REDUCED   365000     359   79.9
28087062       6/1/99    302000    301752.45        301752.45     R/T REFI      REDUCED   405000     359   74.5
28087179       6/1/99    295000       295000        294752.16     R/T REFI      REDUCED   377500     359   78.1
28087294       6/1/99    300000       300000        299765.97     C/O REFI      REDUCED   525000     359   57.1
28087781       6/1/99    553000       553000         552568.6     C/O REFI      REDUCED   790000     359   69.9
28091155       6/1/99    283000       283000        282664.24     C/O REFI      REDUCED   435000     299   65.0
28091353       6/1/99    295200       295200           295200     PURCH         REDUCED   369000     360   80.0
28091452       6/1/99    400000       400000        399680.12     PURCH         REDUCED   615000     359   65.0
28091965       6/1/99    250000       250000        249800.08     PURCH         REDUCED   520000     359   48.8
28092021       6/1/99    412500       412500        412178.21     R/T REFI      FULL      530000     359   77.8
28092484       6/1/99    359920       359920        359624.97     PURCH         REDUCED   449900     359   79.9
28092823       6/1/99    306000    305761.29        305761.29     R/T REFI      REDUCED   432000     359   70.8
28093946       6/1/99    264000       264000         263783.6     PURCH         FULL      336600     359   79.9
28094191       6/1/99    340000       340000           340000     PURCH         FULL      440000     360   78.2
28094266       6/1/99    280000       280000        279792.19     R/T REFI      FULL      350000     359   79.9
28094415       6/1/99    501000       501000        500609.17     R/T REFI      FULL      950000     359   52.7
28094696       6/1/99    450000    448331.63        447953.03     R/T REFI      REDUCED   600000     359   74.7
28094753       6/1/99    319000       319000        318405.99     R/T REFI      REDUCED   465000     239   68.5
28095040       6/1/99    288000       288000        287775.33     R/T REFI      REDUCED   495000     359   58.2
28097269       6/1/99    332000       332000         331734.5     PURCH         FULL      419000     359   79.2
28097517       6/1/99    563000       563000           563000     C/O REFI      REDUCED   850000     360   66.2
28097939       6/1/99    280000       280000        279781.57     PURCH         FULL      370000     359   75.6
28098606       6/1/99    338000       338000        337716.04     C/O REFI      FULL      564000     359   59.9
28099661       6/1/99    333000       333000         332733.7     R/T REFI      FULL      370000     359   89.9
28099794       6/1/99    282000       282000        281780.01     C/O REFI      REDUCED   450000     359   62.7
28100204       6/1/99    636000     635491.4         635491.4     R/T REFI      REDUCED   855000     359   74.3
28100931       6/1/99    300000       300000        299760.09     PURCH         REDUCED   445000     359   67.4
28102713       6/1/99    265000    264798.36        264798.36     C/O REFI      REDUCED   920000     359   28.8
28104081       6/1/99    515950       515950        515547.51     PURCH         REDUCED   700000     359   79.9
28104941       6/1/99    600000       600000        599543.44     PURCH         REDUCED   775000     359   78.9
28105278       6/1/99    284900    284661.15        284661.15     C/O REFI      REDUCED   380000     359   74.9
28105393       6/1/99    397200    396882.37        396882.37     PURCH         REDUCED   506500     359   79.9
28105716       6/1/99    384000       384000        383685.23     PURCH         REDUCED   480000     359   79.9
28109742       6/1/99    288000       288000        287763.92     PURCH         REDUCED   360000     359   79.9
28110872       6/1/99    450000       450000        449631.13     PURCH         FULL      747000     359   60.2
28111383       6/1/99    359000       359000        358726.82     C/O REFI      REDUCED   560000     359   64.1
28111524       6/1/99    468000       468000        467634.91     R/T REFI      FULL      750000     359   62.4
28111565       6/1/99    360000       360000        359719.16     C/O REFI      REDUCED   505000     359   71.2
28113058       6/1/99    500000       500000           500000     PURCH         FULL      870000     360   57.5
28113272       6/1/99    268000       268000        267774.85     R/T REFI      FULL      341000     359   78.5
28113421       6/1/99    335600       335600        335338.19     C/O REFI      FULL      447500     359   74.9
28114536       6/1/99    453750       453750        453404.73     C/O REFI      FULL      605000     359   74.9
28114650       6/1/99    320000       320000           320000     C/O REFI      REDUCED   460000     360   69.6
28116614       6/1/99    393000       393000        392685.72     C/O REFI      FULL      535000     359   73.4
28118172       6/1/99    384000       384000           384000     R/T REFI      REDUCED   750000     360   51.2
28118222       6/1/99    268000       268000        267790.93     PURCH         REDUCED   335000     359   79.9
28118396       6/1/99    320000       320000         319756.5     PURCH         REDUCED   420000     359   76.1
28118867       6/1/99    267920       267920        267694.91     PURCH         FULL      338000     359   79.9
28119824       6/1/99    453000       453000        452637.74     R/T REFI      FULL      580000     359   78.0
28119881       6/1/99    250400       250400           250400     R/T REFI      REDUCED   320000     360   78.3
28119949       6/1/99    295000    294769.86        294769.86     C/O REFI      REDUCED   478000     359   61.7
28120327       6/1/99    551700       551700        551269.62     R/T REFI      REDUCED  1200000     359   46.0
28120541       6/1/99    297500       297500        297273.63     R/T REFI      REDUCED   560000     359   53.1
28120566       6/1/99    300850       300850           300850     PURCH         FULL      376250     360   80.0
28120806       6/1/99    377000    376690.97        376690.97     C/O REFI      FULL      539000     359   69.9
28120962       6/1/99    361000       361000        360696.71     R/T REFI      REDUCED   540000     359   66.8
28121135       6/1/99    584000       584000           584000     R/T REFI      REDUCED  1025000     360   57.0
28122026       6/1/99    251000       251000        250804.19     C/O REFI      FULL      520000     359   48.3
28122265       6/1/99    368800       368800           368800     PURCH         REDUCED   461400     360   80.0
28122448       6/1/99    290250       290250        290023.57     PURCH         REDUCED   325000     359   89.9
28122752       6/1/99    266000       266000        265802.58     PURCH         REDUCED   285000     359   94.9
28123321       6/1/99    260000       260000        259786.88     R/T REFI      REDUCED   505000     359   51.5
28123677       6/1/99    308000       308000           308000     PURCH         REDUCED   385000     360   80.0
28123685       6/1/99    350000    349720.11        349720.11     PURCH         REDUCED   620000     359   56.5
28123750       6/1/99    371000       371000        370717.69     C/O REFI      REDUCED   530000     359   69.9
28123842       6/1/99    316800       316800        316546.65     PURCH         FULL      396000     359   79.9
28124162       6/1/99    335000       335000           335000     PURCH         REDUCED   510000     360   65.7
28124253       6/1/99    307500       307500        307241.66     PURCH         REDUCED   410000     359   77.5
28124782       6/1/99    636000       636000         635491.4     PURCH         FULL      825000     359   79.9
28124816       6/1/99    321000       321000         320743.3     R/T REFI      FULL      440000     359   72.9
28124881       6/1/99    355000       355000           355000     C/O REFI      REDUCED   525000     360   67.6
28125094       6/1/99    322000       322000        321748.81     C/O REFI      REDUCED   450000     359   71.5
28125219       6/1/99    341000       341000        340733.98     R/T REFI      FULL      600000     359   56.8
28125250       6/1/99    302000       302000           302000     R/T REFI      REDUCED   385000     360   78.4
28125755       6/1/99    299000       299000           299000     R/T REFI      FULL      490000     360   61.0
28125995       6/1/99    480000       480000        479625.55     R/T REFI      FULL      700000     359   68.5
28126407       6/1/99    318750       318750        318519.29     C/O REFI      FULL      425000     359   74.9
28126464       6/1/99    407000       407000        406666.38     R/T REFI      REDUCED   630000     359   64.6
28126647       6/1/99    675000       675000         674446.7     R/T REFI      REDUCED  1840000     359   36.7
28127041       6/1/99    500000    499579.93        499579.93     PURCH         REDUCED   628000     359   79.6
28127306       6/1/99    265000    264637.74        264637.74     R/T REFI      FULL      340000     359   77.8
28127355       6/1/99    337500       337500           337500     C/O REFI      REDUCED   450000     360   75.0
28127462       6/1/99    343000    342732.42           343000     R/T REFI      REDUCED   550000     360   62.4
28127918       6/1/99    941000       941000           941000     R/T REFI      REDUCED  2500000     360   37.6
28129534       6/1/99    308000       308000           308000     R/T REFI      FULL      465000     360   66.2
28130102       6/1/99    445000       445000           445000     C/O REFI      FULL      640000     360   69.5
28130532       6/1/99    485000       485000           485000     R/T REFI      REDUCED  1200000     360   40.4
28130672       6/1/99   1050400      1050400       1049517.53     PURCH         FULL     1425000     359   79.9
28131084       6/1/99    350000       350000        349720.11     C/O REFI      FULL      440000     359   79.5
28131225       6/1/99    277000       277000        276783.91     R/T REFI      FULL      350000     359   79.1
28131373       6/1/99    272000       272000        271782.48     R/T REFI      REDUCED   430000     359   63.2
28131746       6/1/99    355500       355500        355201.33     R/T REFI      REDUCED   600000     359   59.3
28132108       6/1/99    400000       400000        399687.96     R/T REFI      FULL      520000     359   76.9
28132975       6/1/99    400000       400000        399687.96     PURCH         REDUCED   540000     359   74.7
28133809       6/1/99    601000       601000           601000     R/T REFI      REDUCED   870000     360   69.1
28134435       6/1/99    469600     469224.4         469224.4     R/T REFI      REDUCED   820000     359   57.3
28136471       6/1/99    325000       325000        324726.96     PURCH         REDUCED   775000     359   41.9
28136968       6/1/99    362000       362000           362000     C/O REFI      FULL     1000000     360   36.2
28137107       6/1/99    293000       293000        292771.43     R/T REFI      REDUCED   384000     359   76.2
28137917       6/1/99    650000       650000        649453.92     PURCH         REDUCED  1068000     359   61.9
28137982       6/1/99    254000       254000        253801.85     R/T REFI      FULL      400000     359   63.5
28138295       6/1/99    649500       649500           649500     C/O REFI      FULL     1232000     360   52.7
28138436       6/1/99    482000       482000        481623.99     R/T REFI      FULL      610000     359   79.0
28138816       6/1/99    445000       445000           445000     R/T REFI      REDUCED   610000     360   73.0
28139566       6/1/99    425000       425000           425000     R/T REFI      REDUCED   665000     360   63.9
28140762       6/1/99    416000       416000           416000     PURCH         REDUCED   520000     360   80.0
28140994       6/1/99    440000       440000           440000     PURCH         REDUCED   555500     360   80.0
28141281       6/1/99    324000     323727.8         323727.8     PURCH         REDUCED   405000     359   79.9
28142677       6/1/99    400000       400000           400000     PURCH         REDUCED   535000     360   75.1
28143626       6/1/99    284000       284000        283454.82     C/O REFI      FULL      417000     239   68.0
28144244       6/1/99    306000       306000        305761.29     R/T REFI      REDUCED   385000     359   79.4
28144558       6/1/99    285000       285000           285000     R/T REFI      REDUCED   430000     360   66.3
28144699       6/1/99    526800       526800        526368.18     R/T REFI      REDUCED   830000     359   63.4
28147494       6/1/99    384000       384000        383692.92     PURCH         FULL      480000     359   79.9
28147783       6/1/99    288000       288000        287763.92     PURCH         FULL      365000     359   89.9
28148435       6/1/99    292000    291754.69        291754.69     PURCH         FULL      365000     359   79.9
28152049       6/1/99    320000       320000         319756.5     R/T REFI      FULL      400000     359   79.9
28153187       6/1/99    343000       343000           343000     R/T REFI      REDUCED   435000     360   78.9
28153724       6/1/99    292000       292000           292000     PURCH         REDUCED   368000     360   80.0
28154144       6/1/99    546500       546500        546073.67     R/T REFI      REDUCED   790000     359   69.1
28154276       6/1/99    380000       380000           380000     R/T REFI      REDUCED   775000     360   49.0
28154813       6/1/99    540000       540000        539578.74     R/T REFI      FULL      792000     359   68.1
28155224       6/1/99    395000       395000        394691.86     R/T REFI      REDUCED   500000     359   78.9
28155687       6/1/99    257600       257600           257600     PURCH         REDUCED   322000     360   80.0
28156834       6/1/99    275600       275600           275600     PURCH         FULL      345000     360   80.0
28157451       6/1/99    351200       351200        350926.02     PURCH         REDUCED   439000     359   79.9
28157964       6/1/99    329000       329000         328723.6     PURCH         FULL      529000     359   62.1
28158020       6/1/99    400000       400000        399687.96     PURCH         REDUCED   545000     359   74.0
28158111       6/1/99    556000       556000           556000     PURCH         REDUCED   695000     360   80.0
28158640       6/1/99    360000       360000        359712.11     PURCH         REDUCED   470000     359   79.9
28159366       6/1/99    289000       289000           289000     R/T REFI      REDUCED   560000     360   51.6
28163855       6/1/99    484000       484000        483622.43     PURCH         FULL      605000     359   79.9
28164754       6/1/99    368000       368000        367712.92     C/O REFI      FULL      690000     359   53.3
28165108       6/1/99    444000       444000           444000     PURCH         REDUCED   555000     360   80.0
28165140       6/1/99    370000       370000           370000     PURCH         REDUCED   645000     360   57.4
28166221       6/1/99    262500       262500        262300.25     R/T REFI      REDUCED   381000     359   68.8
28168938       6/1/99    277000       277000           277000     R/T REFI      REDUCED   550000     360   50.4
28170074       6/1/99    513500       513500           513500     R/T REFI      REDUCED   648000     360   79.2
28170421       6/1/99    415200       415200         414876.1     PURCH         REDUCED   550000     359   79.9
28172724       6/1/99    334000       334000        333745.85     C/O REFI      FULL      482000     359   69.2
28174704       6/1/99    650000       650000           650000     R/T REFI      REDUCED  1400000     360   46.4
28177186       6/1/99    339400       339400        339135.23     C/O REFI      FULL      720000     359   47.1
28178051       6/1/99    297000       297000           297000     R/T REFI      REDUCED   425000     360   69.9
28178176       6/1/99    650000       650000         649467.2     PURCH         REDUCED  3300000     359   19.7
28185007       6/1/99    276000       276000        275773.76     PURCH         REDUCED   345000     359   79.9
28185155       6/1/99    320000       320000           320000     PURCH         REDUCED   425000     360   75.3
28185460       6/1/99    263000       263000           263000     R/T REFI      REDUCED   515000     360   51.1
28185569       6/1/99    341000       341000           341000     C/O REFI      REDUCED   662000     360   51.5
28185924       6/1/99    350000       350000           350000     R/T REFI      FULL      900000     360   38.9
28187078       6/1/99    578000       578000           578000     C/O REFI      FULL      850000     360   68.0
28188183       6/1/99    485000       485000           485000     PURCH         FULL      985000     360   49.2
28189074       6/1/99    280000       280000        279776.08     PURCH         REDUCED   350000     359   79.9
28193076       6/1/99    298400       298400           298400     PURCH         REDUCED   374000     360   80.0
28196913       6/1/99    304000       304000        303762.85     PURCH         REDUCED   347000     359   88.3
28197234       6/1/99    499950       499950        499578.96     PURCH         REDUCED   624950     359   79.9
28198000       6/1/99   1000000      1000000         999219.9     PURCH         FULL     1600000     359   62.5
28200442       6/1/99    344000       344000           344000     R/T REFI      REDUCED   500000     360   68.8
28200533       6/1/99    330000       330000           330000     C/O REFI      REDUCED   440000     360   75.0
28207157       6/1/99    546375       546375           546375     PURCH         REDUCED   729500     360   75.0
28208650       6/1/99    265000       265000           265000     PURCH         REDUCED   385000     360   68.8


                          Total Loans                         854
                          Sched UPB               $304,190,725.19
                          WAC                              7.1184
                          WAM                               357.6
                          WOLTV                              72.3

                                  EXHIBIT E

                       REQUEST FOR RELEASE OF DOCUMENTS

                                    [date]


To:   The Bank of New York
      101 Barclay Street - 12 E
      New York, New York 10286
      Attn:  Inventory Control

      Re: The Pooling and Servicing Agreement dated June 24, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB, as Servicer, and The Bank of New York, as Trustee

      In connection with the administration of the Mortgage Loans held by you, as Custodian, pursuant to the above-captioned Pooling and Servicing Agreement, we request the release, and hereby acknowledge receipt, of the Mortgage File for the Mortgage Loan described below, for the reason indicated.

Mortgage Loan Number:

Mortgagor Name, Address & Zip Code:

Reason for Requesting Documents (check one)

 1.____Mortgage Paid in Full

 2.____Foreclosure

 3.____Substitution

 4.____Other Liquidation

 5.    Nonliquidation                      Reason: ___________________

                                    By:________________________________

                                          (authorized signer of Bank of
                                          America Mortgage Securities, Inc.)


                                    Issuer:___________________________________
                                    Address:__________________________________
                                    __________________________________________


                                    Date:_____________________________________

Custodian
The Bank of New York
Please acknowledge the execution of the above request by your signature and date below:


----------------------------------  ---------------
Signature   Date

Documents returned to Custodian:


----------------------------------- ----------------
Custodian   Date

                                  EXHIBIT F

              FORM OF CERTIFICATION OF ESTABLISHMENT OF ACCOUNT


                                    [Date]


      [_______________] hereby certifies that it has established a [__________] Account pursuant to Section [________] of the Pooling and Servicing Agreement, dated June 24, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB, as Servicer, and The Bank of New York, as
Trustee.


                               [___________________],

                              By:_______________________________________
                              Name:_____________________________________
                              Title:____________________________________

                                 EXHIBIT G-1

                        FORM OF TRANSFEROR CERTIFICATE
                    FOR TRANSFERS OF PRIVATE CERTIFICATES

                                    [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-7, Class ___, having an initial aggregate Certificate Balance as of June 24, 1999 of $___________

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [______________] (the "Transferor") to [______________] (the "Transferee") of
the captioned Certificates (the "Transferred Certificates"), pursuant to Section
6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated June 24, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB, as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1.  The   Transferor   is  the  lawful  owner  of  the   Transferred
      Certificates with the full right to transfer such Certificates free from any and all claims and encumbrances whatsoever.

            2. Neither the Transferor nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security by means of general advertising or in any other manner, or (e) taken any other action with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security, which (in the case of any of the acts described in clauses (a) through (e) hereof) would constitute a distribution of the Transferred Certificates under the Securities Act of 1933, as amended (the "1933 Act"), would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities laws, or would require registration or qualification of the Transferred Certificates pursuant to the 1933 Act or any state securities laws.

                                   Very truly yours,

                                   -------------------------------------------
                                   (Transferor)

                                   By:_______________________________________
                                   Name:_____________________________________
                                   Title:____________________________________

                                 EXHIBIT G-2A

                       FORM I OF TRANSFEREE CERTIFICATE
                    FOR TRANSFERS OF PRIVATE CERTIFICATES

                                    [Date]

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-7, Class ___, having an initial aggregate Certificate Balance as of June 24, 1999 of $_________]

Ladies and Gentlemen:

      This letter is delivered to you in connection with the transfer by [_______________] (the "Transferor") to [_________________________________] (the
"Transferee") of the captioned Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated June 24, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB, as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

            1. The Transferee is a "qualified institutional buyer" (a "Qualified Institutional Buyer") as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended (the "1933 Act"), and has completed one of the forms of certification to that effect attached hereto as Annex 1 and Annex 2. The Transferee is aware that the sale to it is being made in reliance on Rule 144A. The Transferee is acquiring the Transferred Certificates for its own account or for the account of another Qualified Institutional Buyer, and understands that such Transferred Certificates may be resold, pledged or transferred only (a) to a person reasonably believed to be a Qualified Institutional Buyer that purchases for its own account or for the account of another Qualified Institutional Buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (b) pursuant to another exemption from registration under the 1933 Act.

            2. The Transferee has been furnished with all information  regarding
      (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) the nature, performance and servicing of the Mortgage Loans,
      (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the
      Transferred Certificate, and (f) all related matters, that it has requested.

            3. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.


                                   Very truly yours,

                                   -------------------------------------------
                                   (Transferor)

                                   By:_______________________________________
                                   Name:_____________________________________
                                   Title:____________________________________

                            Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.




                                   -------------------------------------------
                                   (Nominee)

                                   By:_______________________________________
                                   Name:_____________________________________
                                   Title:____________________________________

                                                       ANNEX 1 TO EXHIBIT G-2A


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

         [For Transferees Other Than Registered Investment Companies]


      The undersigned hereby certifies as follows to [__________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee").

      2. The Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because (i) the Transferee owned and/or invested on a discretionary basis
$______________________1 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) the Transferee satisfies the criteria in the category marked below.

--------
1 Transferee must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Transferee is a dealer, and, in that case, Transferee must own and/or invest on a discretionary basis at least $10,000,000 in securities.



      ___ Corporation, etc. The Transferee is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or any organization described in Section 501(c)(3) of the Internal Revenue Code of 1986.

      ___ Bank. The Transferee (a) is a national bank or a banking institution organized under the laws of any state, U.S. territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. bank, and not more than 18 months preceding such date of sale in the case of a foreign bank or equivalent institution.

      ___   Savings  and  Loan.  The  Transferee  (a)  is  a  savings  and  loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions, or is a foreign savings and loan association or equivalent institute and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto, as of a date not more than 16 months preceding the date of sale of the Transferred Certificates in the case of a U.S. savings and loan association, and not more than 18 months preceding such date of sale in the case of a foreign savings and loan association or equivalent institution.

      ___   Broker-dealer.  The  Transferee is a dealer  registered  pursuant to
            Section 15 of the Securities Exchange Act of 1934, as amended.

      ___ Insurance Company. The Transferee is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state, U.S. territory or the District of Columbia.

      ___ State or Local Plan. The Transferee is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

      ___ ERISA Plan. The Transferee is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974.

      ___ Investment Advisor. The Transferee is an investment advisor registered under the Investment Advisers Act of 1940.

      ___ Other. (Please supply a brief description of the entity and a cross-reference to the paragraph and subparagraph under subsection
            (a)(1) of Rule 144A pursuant to which it qualifies. Note that registered investment companies should complete Annex 2 rather than this Annex 1.)

      3. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee, (ii) securities that are part of an unsold allotment to or subscription by the Transferee, if the Transferee is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee did not include any of the securities referred to in this paragraph.

      4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, the Transferee used the cost of such securities to the Transferee, unless the Transferee reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities were valued at market. Further, in determining such aggregate amount, the Transferee may have included securities owned by subsidiaries of the Transferee, but only if such subsidiaries are consolidated with the Transferee in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Transferee's direction. However, such securities were not included if the Transferee is a majority-owned, consolidated subsidiary of another enterprise and the Transferee is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee may be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred  Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The Transferee will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Transferee is a bank or savings and loan as provided above, the Transferee agrees that it will furnish to such parties any updated annual financial statements that become available on or before the date of such purchase, promptly after they become available.


                                    ____________________________________________
                                    Print Name of Transferee

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Date:_____________________________________

                                                       ANNEX 2 TO EXHIBIT G-2A


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

          [For Transferees That Are Registered Investment Companies]


      The undersigned hereby certifies as follows to [_________________] (the "Transferor") and The Bank of New York, as Trustee, with respect to the mortgage pass-through certificates (the "Transferred Certificates") described in the Transferee certificate to which this certification relates and to which this certification is an Annex:

      1. As indicated below, the undersigned is the chief financial officer, a person fulfilling an equivalent function, or other executive officer of the entity purchasing the Transferred Certificates (the "Transferee") or, if the Transferee is a "qualified institutional buyer" as that term is defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because the Transferee is part of a Family of Investment Companies (as defined below), is an executive officer of the investment adviser (the "Adviser").

      2. The Transferee is a "qualified institutional buyer" as defined in Rule 144A because (i) the Transferee is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Transferee alone owned and/or invested on a discretionary basis, or the Transferee's Family of Investment Companies owned, at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year. For purposes of determining the amount of securities owned by the Transferee or the Transferee's Family of Investment Companies, the cost of such securities was used, unless the Transferee or any member of the Transferee's Family of Investment Companies, as the case may be, reports its securities holdings in its financial statements on the basis of their market value, and no current information with respect to the cost of those securities has been published, in which case the securities of such entity were valued at market.

      ____ The Transferee owned and/or invested on a discretionary basis $____________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      ____ The Transferee is part of a Family of Investment Companies which owned in the aggregate $__________________ in securities (other than the excluded securities referred to below) as of the end of the Transferee's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

      3. The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

      4. The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Transferee or are part of the Transferee's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit, (iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and (vi) currency, interest rate and commodity swaps. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Transferee, or owned by the Transferee's Family of Investment Companies, the securities referred to in this paragraph were excluded.

      5. The Transferee is familiar with Rule 144A and understands that the Transferor and other parties related to the Transferred Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Transferee will be in reliance on Rule 144A.

            ____  ____           Will the Transferee be purchasing the
            Yes   No             Transferred Certificates only for the
                                 Transferee's own account?

      6. If the answer to the foregoing question is "no," then in each case where the Transferee is purchasing for an account other than its own, such account belongs to a third party that is itself a "qualified institutional buyer" within the meaning of Rule 144A, and the "qualified institutional buyer" status of such third party has been established by the Transferee through one or more of the appropriate methods contemplated by Rule 144A.

      7. The undersigned will notify the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice, the Transferee's purchase of the Transferred Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                                    ____________________________________________
                                    Print Name of Transferee or Adviser

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                    IF AN ADVISER:


                                    ____________________________________________
                                    Print Name of Transferee

                                    By:_______________________________________
                                    Date:_____________________________________

                                 EXHIBIT G-2B

                      FORM II OF TRANSFEREE CERTIFICATE
                    FOR TRANSFERS OF PRIVATE CERTIFICATES

                                    [Date]

The Bank of New York
101 Barclay Street-12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-7, Class ___, having an initial aggregate Certificate Principal Balance as of June 24, 1999 of $_________

Ladies and Gentlemen:

      This  letter  is  delivered  to you in  connection  with the  transfer  by
[_______________________]            (the            "Transferor")            to
[_________________________________]   (the   "Transferee")   of  the   captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated June 24, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement. The Transferor hereby certifies, represents and warrants to you, as Trustee, that:

      1. Transferee is acquiring the Transferred Certificates for its own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof, in whole or in part, in any manner which would violate the Securities Act of 1933, as amended (the "1933 Act"), or any applicable state securities laws.

      2. Transferee understands that (a) the Transferred Certificates have not been and will not be registered under the 1933 Act or registered or qualified under any applicable state securities laws, (b) neither the Depositor nor the Trustee is obligated so to register or qualify the Transferred Certificates and
(c) neither the Transferred Certificates nor any security issued in exchange therefor or in lieu thereof may be resold or transferred unless such resale or transfer is exempt from the registration requirements of the 1933 Act and any applicable state securities laws or is made in accordance with the 1933 Act and laws, in which case (i) unless the transfer is made in reliance on Rule 144A under the 1933 Act, the Trustee or the Depositor may require a written Opinion of Counsel (which may be in-house counsel) acceptable to and in form and substance reasonably satisfactory to the Trustee and the Depositor that such transfer may be made pursuant to an exemption, describing the applicable exemption and the basis therefor, from the 1933 Act and such laws or is being made pursuant to the 1933 Act and such laws, which Opinion of Counsel shall not be an expense of the Trustee or the Depositor and (ii) the Trustee shall require a certificate from the Certificateholder desiring to effect such transfer substantially in the form attached to the Pooling and Servicing Agreement as Exhibit G-1 and a certificate from such Certificateholder's prospective transferee substantially in the form attached to the Pooling and Servicing Agreement either as Exhibit G-2A or as Exhibit G-2B, which certificates shall not be an expense of the Trustee or the Depositor; provided that the foregoing requirements under clauses (i) and (ii) shall not apply to a transfer of a Private Certificate between or among the Depositor, the Seller, their affiliates or both.

      3. The Transferee understands that it may not sell or otherwise transfer the Transferred Certificates, any security issued in exchange therefor or in lieu thereof or any interest in the foregoing except in compliance with the provisions of Section 6.02 of the Pooling and Servicing Agreement, which provisions it has carefully reviewed, and that the Transferred Certificates will bear legends substantially to the following effect:

      THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE 1933 ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

      UNDER CURRENT LAW THE PURCHASE AND HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF ANY EMPLOYEE BENEFIT PLAN OR ARRANGEMENT, INCLUDING AN INDIVIDUAL RETIREMENT ACCOUNT, SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY FEDERAL, STATE OR LOCAL LAW ("SIMILAR LAW") WHICH IS SIMILAR TO ERISA OR THE CODE (COLLECTIVELY, A "PLAN"), MAY RESULT IN "PROHIBITED TRANSACTIONS" WITHIN THE MEANING OF ERISA, THE CODE OR SIMILAR LAW. TRANSFER OF THIS CERTIFICATE WILL NOT BE MADE UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (I) A REPRESENTATION LETTER, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, STATING THAT (A) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, ANY SUCH PLAN OR USING THE ASSETS OF ANY SUCH PLAN TO EFFECT SUCH PURCHASE OR (B) IF IT IS AN INSURANCE COMPANY, THAT THE SOURCE OF FUNDS USED TO PURCHASE THIS CERTIFICATE IS AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTE 95-60"), 60 FED. REG. 35925 (JULY 12, 1995)), THERE IS NO BENEFIT
      PLAN WITH RESPECT TO WHICH THE AMOUNT OF SUCH GENERAL ACCOUNT'S RESERVES AND LIABILITIES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF SUCH BENEFIT PLAN AND ALL OTHER BENEFIT PLANS MAINTAINED BY THE SAME EMPLOYER (OR AFFILIATE THEREOF AS DEFINED IN SECTION V(A)(1) OF PTE 95-60) OR BY THE SAME EMPLOYEE ORGANIZATION EXCEEDS 10% OF THE TOTAL OF ALL RESERVES AND LIABILITIES OF SUCH GENERAL ACCOUNT (AS SUCH AMOUNTS ARE DETERMINED UNDER
      SECTION I(A) OF PTE 95-60) AT THE DATE OF ACQUISITION AND ALL PLANS THAT HAVE AN INTEREST IN SUCH GENERAL ACCOUNT ARE PLANS TO WHICH PTE 95-60 APPLIES, OR (II) AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE SERVICERS, TO THE EFFECT THAT THE PURCHASE OR HOLDING OF THIS CERTIFICATE BY OR ON BEHALF OF SUCH PLAN WILL NOT RESULT IN THE ASSETS OF THE TRUST BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION PROVISIONS OF ERISA, THE CODE OR SIMILAR LAW AND WILL NOT SUBJECT THE DEPOSITOR, THE SERVICERS OR THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE POOLING AND SERVICING AGREEMENT. EACH PERSON WHO ACQUIRES THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE DEEMED TO HAVE MADE THE REPRESENTATIONS REQUIRED BY THE REPRESENTATION LETTER REFERRED TO IN THE PRECEDING SENTENCE UNLESS SUCH PERSON SHALL HAVE PROVIDED SUCH REPRESENTATION LETTER OR THE OPINION OF COUNSEL REFERRED TO IN THE PRECEDING SENTENCE TO THE TRUSTEE. THE POOLING AND SERVICING AGREEMENT PROVIDES THAT ANY ATTEMPTED OR PURPORTED TRANSFER IN VIOLATION OF THESE TRANSFER RESTRICTIONS WILL BE NULL AND VOID AND WILL VEST NO RIGHTS IN ANY PURPORTED TRANSFEREE.

      4. Neither the Transferee nor anyone acting on its behalf has (a) offered, transferred, pledged, sold or otherwise disposed of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security to any person in any manner, (b) solicited any offer to buy or accept a transfer, pledge or other disposition of any Transferred Certificate, any interest in a Transferred Certificate or any other similar security from any person in any manner, (c) otherwise approached or negotiated with respect to any Transferred Certificate, any interest in a Transferred Certificate or any other similar security with any person in any manner, (d) made any general solicitation by means of general advertising or in any other manner, or (e) taken any other action, that (in the case of any of the acts described in clauses (a) through (e) above) would constitute a distribution of the Transferred Certificates under the 1933 Act, would render the disposition of the Transferred Certificates a violation of Section 5 of the 1933 Act or any state securities law or would require registration or qualification of the Transferred Certificates pursuant thereto. The Transferee will not act, nor has it authorized nor will it authorize any person to act, in any manner set forth in the foregoing sentence with respect to the Transferred Certificates, any interest in the Transferred Certificates or any other similar security.

      5. The Transferee has been furnished with all information regarding (a) the Depositor, (b) the Transferred Certificates and distributions thereon, (c) nature, performance and servicing of the Mortgage Loans., (d) the Pooling and Servicing Agreement and the Trust created pursuant thereto, (e) any credit enhancement mechanism associated with the Transferred Certificates, and (f) all related matters, that it has requested.

      6. The Transferee is an "accredited investor" within the meaning of paragraph (1), (2), (3) or (7) of Rule 501 (a) under the 1933 Act or an entity in which all the equity owners come within such paragraphs and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Transferred Certificates; the Transferee has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision; and the Transferee is able to bear the economic risks of such an investment and can afford a complete loss of such investment.

      7. If the Transferee proposes that the Transferred Certificates be registered in the name of a nominee, such nominee has completed the Nominee Acknowledgment below.


                                    Very truly yours,

                                    ____________________________________________
                                    (Transferee)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Date:_____________________________________

                            Nominee Acknowledgment

      The undersigned hereby acknowledges and agrees that as to the Transferred Certificates being registered in its name, the sole beneficial owner thereof is and shall be the Transferee identified above, for whom the undersigned is acting as nominee.



                                    ____________________________________________
                                    (Nominee)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________

                                  EXHIBIT H

                   FORM OF TRANSFEREE REPRESENTATION LETTER
                   FOR BENEFIT PLAN-RESTRICTED CERTIFICATES

The Bank of New York
101 Barclay Street - 12 E
New York, New York 10286

      Re: Bank of America Mortgage Securities, Inc., Mortgage Pass-Through Certificates, Series 1999-7, Class ___, having an initial aggregate Certificate Principal Balance as of June 24, 1999 of $_________

Ladies and Gentlemen:

      This  letter  is  delivered  to you in  connection  with the  transfer  by
[_______________________]            (the            "Transferor")            to
[________________________________]   (the   "Transferee")   of   the   captioned
Certificates (the "Transferred Certificates"), pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated June 24, 1999, among Bank of America Mortgage Securities, Inc., as Depositor, NationsBanc Mortgage Corporation, as Servicer, Bank of America, FSB, as Servicer, and The Bank of New York, as Trustee. All capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Pooling and Servicing Agreement.

      The Transferee hereby certifies, represents and warrants to you, as Trustee, either that:

      (a) it is not, and is not acting on behalf of, an employee benefit plan or arrangement, including an individual retirement account, subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Internal Revenue Code of 1986, as amended (the "Code"), or any federal, state or local law ("Similar Law") which is similar to ERISA or the Code (collectively, a "Plan"), and it is not using the assets of any such Plan to effect the purchase of the Transferred Certificates; or

      (b) it is an insurance company and the source of funds used to purchase the Transferred Certificates is an "insurance company general account" (as defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTE 95-60"), 60 Fed. Reg. 35925 (July 12, 1995)), there is no Plan with respect to which the amount of such general account's reserves and liabilities for the contract(s) held by or on behalf of such Plan and all other Plans maintained by the same employer (or affiliate thereof as defined in Section V(a)(1) of PTE 95-60) or by the same employee organization exceeds 10% of the total of all reserves and liabilities of such general account (as such amounts are determined under Section I(a) of PTE 95-60) at the date of acquisition and all Plans that have an interest in such general account are Plans to which PTE 95-60 applies.

Capitalized terms used in and not otherwise defined herein shall have the meaning assigned to them in the Pooling and Servicing Agreement.



                                    Very truly yours,

                                    ____________________________________________
                                    (Transferee)

                                    By:_______________________________________
                                    Name:_____________________________________
                                    Title:____________________________________
                                    Date:_____________________________________

                                  EXHIBIT I

                   FORM OF AFFIDAVIT REGARDING TRANSFER OF
                RESIDUAL CERTIFICATES PURSUANT TO SECTION 6.02

                  Bank of America Mortgage Securities, Inc.
                     Mortgage Pass-Through Certificates,
                                Series 1999-7

STATE OF               )
                       )  ss:
COUNTY OF              )

      The undersigned, being first duly sworn, deposes and says as follows:

      1. The undersigned is an officer of  _______________________________,  the proposed transferee (the "Transferee") of the Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, dated June 24, 1999, (the "Agreement"), relating to the above-referenced Series, by and among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), NationsBanc Mortgage Corporation, as servicer, Bank of America, FSB as servicer, and The Bank of New York, as trustee. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

      2. The Transferee is, as of the date hereof, and will be, as of the date of the transfer, a Permitted Transferee. The Transferee is acquiring the Class A-R Certificate either (i) for its own account or (ii) as nominee, trustee or agent for another Person who is a Permitted Transferee and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

      3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Class A-R Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of transfer, such Person does not have actual knowledge that the affidavit is false.

      4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record Holder of an interest in such entity. The Transferee understands that, other than in the case of an "electing large partnership" under Section 775 of the Code, such tax will not be imposed for any period with respect to which the record Holder furnishes to the pass-through entity an affidavit that such record Holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

      5. The Transferee has reviewed the provisions of Section 6.02 of the Agreement and understands the legal consequences of the acquisition of the Class A-R Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of
Section 6.02 of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the transfer to the Transferee contemplated hereby null and void.

      6. The Transferee agrees to require a transfer affidavit in the form of this Affidavit from any Person to whom the Transferee attempts to transfer the Class A-R Certificate, and in connection with any transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not transfer the Class A-R Certificate or cause the Class A-R Certificate to be transferred to any Person that the Transferee knows is not a Permitted Transferee.

      7. The Transferee historically has paid its debts as they have become due.

      8. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Class A-R Certificate.

      9.  The Transferee's taxpayer identification number is __________________.


      10.  The  Transferee  is  a  U.S.   Person  as  defined  in  Code  Section
7701(a)(30).

      11. The Transferee is aware that the Class A-R Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury Regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax. The Transferee understands that it may incur tax liabilities with respect to the Class A-R Certificate in excess of cash flows generated thereby, and agrees to pay taxes associated with holding the Class A-R Certificate as such taxes become due.

      12. The Transferee is not an employee benefit plan or arrangement, including an individual retirement account, subject to ERISA, the Code or any federal, state or local law which is similar to ERISA or the Code, and the Transferee is not acting on behalf of such a plan or arrangement.

                                    * * *

      IN WITNESS WHEREOF, the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer this _____ day of ________________, ____.




                                    ________________________________________
                                    Print Name of Transferee

                                    By:_____________________________________
                                        Name:
                                       Title:



      Personally appeared before me the above-named _____________ _________________, known or proved to me to be the same person who executed the foregoing instrument and to be the _______________________ of the Transferee, and acknowledged that he executed the same as his free act and deed and the free act and deed of the Transferee.

      Subscribed    and    sworn    before    me    this    _____    day    of
_____________________,






                                     __________________________________________
                                                  NOTARY PUBLIC

                                     My Commission expires the ____ day of
                                     ________________, ______

                                  EXHIBIT J

                   CONTENTS OF EACH SERVICER MORTGAGE FILE


1.    Copies of Mortgage Loans Documents.

2.    Residential loan application.

3.    Mortgage Loan closing statement.

4.    Verification of employment and income, if required.

5.    Verification of acceptable  evidence of source and amount of downpayment.

6. Credit report on Mortgagor, in a form acceptable to either FNMA or FHLMC.

7.    Residential appraisal report.

8.    Photograph of the Mortgaged Property.

9. Survey of the Mortgaged Property, unless a survey is not required by the title insurer.

10. Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, home owner association declarations,


11.   Copies of all required disclosure statements.

12.   If  applicable,   termite  report,  structural  engineer's  report,  water
      potability and septic certification.

13.   Sales Contract, if applicable.

14. The Primary Insurance Policy or certificate of insurance or an electronic notation of the existence of such policy, where required pursuant to the Agreement.

15. Evidence of electronic notation of the hazard insurance policy, and if required by law, evidence of the flood insurance policy.

                                    EXHIBIT K

           FORM OF SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT

      This SPECIAL SERVICING AND COLLATERAL FUND AGREEMENT (the "Agreement") is made and entered into as of ______________, among NationsBanc Mortgage
Corporation, Bank of America, FSB (each a "Servicer," and together, the "Servicers") and ______________________ (the "Purchaser").

                              PRELIMINARY STATEMENT

      _________________ is the holder of the entire interest in Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series ______, Class ____ (the "Class B Certificates"). The Class B Certificates were issued pursuant to a Pooling and Servicing Agreement dated ___________________among Bank of America Mortgage Securities, Inc., as depositor (the "Depositor"), the Servicers, and The Bank of New York, as Trustee.

      ______________________ intends to resell all of the Class B Certificates directly to the Purchaser on or promptly after the date hereof.

      In connection with such sale, the parties hereto have agreed that each Servicer will engage in certain special servicing procedures relating to foreclosures of the Mortgage Loans serviced by such Servicer for the benefit of the Purchaser, and that the Purchaser will deposit funds in one or more collateral funds to cover any losses attributable to such procedures as well as all advances and costs in connection therewith, as set forth herein.

      In consideration of the mutual agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the Servicers and the Purchaser agree that the following provisions shall become effective and shall be binding on and enforceable by the Servicers and the Purchaser:


                                    ARTICLE I

                                   DEFINITIONS

            Section 1.01      Defined Terms

      Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

      Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York are required or authorized by law or executive order to be closed.

      Collateral Fund: Any fund  established and maintained  pursuant to Section
3.01 hereof.

      Collateral Fund Permitted Investments: Either (i) obligations of, or obligations fully guaranteed as to principal and interest by, the United States, or any agency or instrumentality thereof, provided such obligations are backed by the full faith and credit of the United States, (ii) a money market fund rated in the highest rating category by a nationally recognized rating agency selected by the related Servicer, (iii) cash, (iv) mortgage pass-through certificates issued or guaranteed by Government National Mortgage Association, FNMA or FHLMC, (v) commercial paper (including both non-interest-bearing discount obligations and interest-bearing obligations payable on demand or on a specified date), the issuer of which may be an affiliate of the related
Servicer, having at the time of such investment a rating of at least A-1 by Standard and Poor's ("S&P") or at least F-1 by Fitch IBCA, Inc. ("Fitch") or
(vi) demand and time deposits in, certificates of deposit of, any depository institution or trust company (which may be an affiliate of the related Servicer) incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment either (x) the long-term debt obligations of such depository institution or trust company have a rating of at least AA by Fitch or S&P, (y) the certificate of deposit or other unsecured short-term debt obligations of such depository institution or trust company have a rating of at least F-1 by Fitch or A-1 by S&P or (z) the depository institution or trust company is one that is acceptable to either Fitch or S&P and, for each of the preceding clauses (i), (iv), (v) and (vi), the maturity thereof shall be not later than the earlier to occur of (A) 30 days from the date of the related investment and (B) the next succeeding Distribution Date as defined in the related Pooling and Servicing Agreement.

      Commencement of Foreclosure: The first official action required under local law in order to commence foreclosure proceedings or to schedule a trustee's sale under a deed of trust, including (i) in the case of a mortgage, any filing or service of process necessary to commence an action to foreclose, or (ii) in the case of a deed of trust, posting, the publishing, filing or delivery of a notice of sale, but not including in either case (x) any notice of default, notice of intent to foreclose or sell or any other action prerequisite to the actions specified in (i) or (ii) above, (y) the acceptance of a deed-in-lieu of foreclosure (whether in connection with a sale of the related property or otherwise) or (z) initiation and completion of a short pay-off.

      Current Appraisal: With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, an appraisal of the related Mortgaged Property obtained by the Purchaser at its own expense from an independent  appraiser  (which  shall  not be an  affiliate  of  the  Purchaser)
acceptable to the Servicer servicing such Mortgage Loan as nearly contemporaneously as practicable to the time of the Purchaser's election, prepared based on such Servicer's customary requirements for such appraisals.

      Election to Delay Foreclosure: Any election by the Purchaser to delay the Commencement of Foreclosure, made in accordance with Section 2.02(b).

      Election to Foreclose: Any election by the Purchaser to proceed with the Commencement of Foreclosure, made in accordance with Section 2.03(a).

      Monthly Advances: Principal and interest advances and servicing advances including costs and expenses of foreclosure.

      Required Collateral Fund Balance: As of any date of determination, an amount equal to the aggregate of all amounts previously required to be deposited in the Collateral Fund pursuant to Section 2.02(d) (after adjustment for all withdrawals and deposits pursuant to Section 2.02(e)) and Section 2.03(b) (after adjustment for all withdrawals and deposits pursuant to Section 2.03(c)) and
Section 3.02 to be reduced by all withdrawals therefrom pursuant to Section 2.02(g) and Section 2.03(d).

      Section 1.02      Definitions Incorporated by Reference

      All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned in the Pooling and Servicing Agreement.


                                   ARTICLE II

                          SPECIAL SERVICING PROCEDURES

      Section 2.01      Reports and Notices

            (a) In connection with the performance of its duties under the Pooling and Servicing Agreement relating to the realization upon defaulted Mortgage Loans serviced by it, each Servicer shall provide to the Purchaser the following notices and reports:

               (i) Within five Business Days after each Distribution Date (or included in or with the monthly statements to Certificateholders pursuant to the Pooling and Servicing Agreement), each Servicer shall provide to the Purchaser a report, using the same methodology and calculations in its standard servicing reports, indicating for the Trust Estate the number of Mortgage Loans serviced by such Servicer that are (A) thirty days, (B) sixty days, (C) ninety days or more delinquent or (D) in foreclosure, and indicating for each such Mortgage Loan the loan number and outstanding principal balance.

               (ii) Prior to the Commencement of Foreclosure in connection with any Mortgage Loan, the Servicer of such Mortgage Loan shall provide the Purchaser with a notice (sent by telecopier) of such proposed and imminent foreclosure, stating the loan number and the aggregate amount owing under the Mortgage Loan. Such notice may be provided to the Purchaser in the form of a copy of a referral letter from such Servicer to an attorney requesting the institution of foreclosure.

            (b) If requested by the Purchaser, each Servicer shall make its servicing personnel available (during their normal business hours) to respond to reasonable inquiries, by phone or in writing by facsimile, electronic, or overnight mail transmission, by the Purchaser in connection with any Mortgage Loan serviced by such Servicer identified in a report under subsection (a) (i)
(B), (a) (i) (C), (a) (i) (D), or (a) (ii) which has been given to the Purchaser; provided, that (1) the related Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential and (2) the related Servicer shall respond within five Business Days orally or in writing by facsimile transmission.

            (c) In addition to the foregoing, each Servicer shall provide to the Purchaser such information as the Purchaser may reasonably request provided, however, that such information is consistent with normal reporting practices, concerning each Mortgage Loan serviced by such Servicer that is at least ninety days delinquent and each Mortgage Loan serviced by such Servicer which has become real estate owned, through the final liquidation thereof; provided, that such Servicer shall only be required to provide information that is readily accessible to its servicing personnel and is non-confidential; provided, however, that the Purchaser will reimburse each Servicer for any out of pocket expenses.

      Section 2.02      Purchaser's Election to Delay Foreclosure Proceedings

            (a) The Purchaser shall be deemed to direct the related Servicer that in the event that such Servicer does not receive written notice of the Purchaser's election pursuant to subsection (b) below within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by such Servicer under Section 2.01 (a) (ii) subject to extension as set forth in
Section 2.02(b), such Servicer may proceed with the Commencement of Foreclosure in respect of such Mortgage Loan in accordance with its normal foreclosure policies without further notice to the Purchaser. Any foreclosure that has been initiated may be discontinued (i) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by such Servicer) or (ii) if such Servicer has reached the terms of a forbearance agreement with the borrower. In the latter case, such Servicer may complete such forbearance agreement unless instructed otherwise by the Purchaser within two Business Days notification.

            (b) In connection with any Mortgage Loan with respect to which a notice under Section 2.01(a)(ii) has been given to the Purchaser, the Purchaser may elect to instruct the related Servicer to delay the Commencement of Foreclosure until such time as the Purchaser determines that such Servicer may proceed with the Commencement of Foreclosure. Such election must be evidenced by written notice received within 24 hours (exclusive of any intervening non-Business Days) of transmission of the notice provided by such Servicer under
Section 2.01(a)(ii). Such 24 hour period shall be extended for no longer than an additional four Business Days after the receipt of the information if the Purchaser requests additional information related to such foreclosure; provided, however, that the Purchaser will have at least one Business Day to respond to any requested additional information. Any such additional information shall be provided only to the extent it (i) is not confidential in nature and (ii) is obtainable by the related Servicer from existing reports, certificates or statements or is otherwise readily accessible to its servicing personnel. The Purchaser agrees that it has no right to deal with the mortgagor during such period. However, if such servicing activities include acceptance of a deed-in-lieu of foreclosure or short payoff, the Purchaser will be notified and given two Business Days to respond.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Purchaser shall obtain a Current Appraisal as soon as practicable, but in no event more than 15 business days thereafter, and shall provide the related Servicer with a copy of such Current Appraisal.

            (d)  Within  two  Business  Days of  making  any  Election  to Delay
Foreclosure, the Purchaser shall remit by wire transfer to the Servicer servicing the related Mortgage Loan, for deposit in the Collateral Fund maintained by such Servicer, an amount, as calculated by such Servicer, equal to the sum of (i) 125% of the greater of the unpaid principal balance of the Mortgage Loan and the value shown in the Current Appraisal referred to in subsection (c) above (or, if such Current Appraisal has not yet been obtained, such Servicer's estimate thereof, in which case the required deposit under this subsection shall be adjusted upon obtaining such Current Appraisal), and (ii) three months' interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If any Election to Delay Foreclosure extends for a period in excess of three months (such excess period being referred to herein as the "Excess Period"), within two Business Days the Purchaser shall remit by wire transfer in advance to the Servicer servicing the related Mortgage Loan for deposit in the Collateral Fund maintained by such Servicer the amount of each additional month's interest, as calculated by such Servicer, equal to interest on the Mortgage Loan at the applicable Mortgage Interest Rate for the Excess Period. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit any of the above amounts relating to the Mortgage Loan within two Business Days of the Election to Delay Foreclosure or within two Business Days of the commencement of the Excess Period subject to Section 3.01.

            (e) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the Servicer of such Mortgage Loan may withdraw from the Collateral Fund maintained by such Servicer from time to time amounts necessary to reimburse such Servicer for all related Monthly Advances and Liquidation Expenses thereafter made by such Servicer in accordance with the Pooling and Servicing Agreement. To the extent that the amount of any such Liquidation Expenses is determined by such Servicer based on estimated costs, and the actual costs are subsequently determined to be higher, such Servicer may withdraw the additional amount from the applicable Collateral Fund. In the event that the Mortgage Loan is brought current by the mortgagor and the foreclosure action is discontinued, the amounts so withdrawn from the applicable Collateral Fund shall be redeposited if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement, applicable law or the related mortgage note. Except as provided in the preceding sentence, amounts withdrawn from a Collateral Fund to cover Monthly Advances and Liquidation Expenses shall not be redeposited therein or otherwise reimbursed to the Purchaser. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts remaining in the applicable Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this subsection) shall be released to the Purchaser.

            (f) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Delay Foreclosure, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than the delay in Commencement of Foreclosure as provided herein). If and when the Purchaser shall notify such Servicer that it believes that it is appropriate to do so, such Servicer may proceed with the Commencement of Foreclosure. In any event, if the Mortgage Loan is not brought current by the mortgagor by the time the loan becomes 6 months delinquent, the Purchaser's election shall no longer be effective and at the Purchaser's option, either (i) the Purchaser shall purchase the Mortgage Loan from the related Trust Estate at a purchase price equal to the fair market value as shown on the Current Appraisal, to be paid by
(x) applying any balance in the related Collateral Fund to such to such purchase price, and (y) to the extent of any deficiency, by wire transfer of immediately available funds from the Purchaser to the related Servicer for deposit in the related Certificate Account; or (ii) the related Servicer shall proceed with the Commencement of Foreclosure.

            (g) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Delay Foreclosure and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (f) above, such Servicer shall calculate the amount, if any, by which the value shown on the Current Appraisal obtained under subsection (c) exceeds the actual sales price obtained for the related Mortgaged Property (net of Liquidation Expenses and accrued interest related to the extended foreclosure period), such Servicer shall withdraw the amount of such excess from the Collateral Fund maintained by such Servicer, and shall remit the same to the Trust Estate as additional Liquidation Proceeds. After making such withdrawal, all amounts remaining in the related Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser.

      Section 2.03 Purchaser's Election to Commence Foreclosure Proceedings

            (a) In connection with any Mortgage Loan identified in a report under Section 2.01(a)(i)(B), the Purchaser may elect to instruct the related Servicer to proceed with the Commencement of Foreclosure as soon as practicable. Such election must be evidenced by written notice received by such Servicer by 5:00 p.m., New York City time, on the third Business Day following the delivery of such report under Section 2.01(a)(i).

            (b) Within two Business Days of making any Election to Foreclose, the Purchaser shall remit to the related Servicer, for deposit in the related Collateral Fund, an amount, as calculated by such Servicer, equal to 125% of the current unpaid principal balance of the Mortgage Loan and three months interest on the Mortgage Loan at the applicable Mortgage Interest Rate. If and when any such Mortgage Loan is brought current by the mortgagor, all amounts in such Collateral Fund in respect of such Mortgage Loan (after adjustment for all permitted withdrawals and deposits pursuant to this Agreement) shall be released to the Purchaser if and to the extent that reimbursement therefor from amounts paid by the mortgagor is not prohibited pursuant to the Pooling and Servicing Agreement, applicable law or the related mortgage note. The terms of this Agreement will no longer apply to the servicing of any Mortgage Loan upon the failure of the Purchaser to deposit the above amounts relating to the Mortgage Loan within two Business Days of the Election to Foreclose subject to Section 3.01.

            (c) With respect to any Mortgage Loan as to which the Purchaser has made an Election to Foreclose, the related Servicer shall continue to service the Mortgage Loan in accordance with its customary procedures (other than Commencement of Foreclosure as provided herein). In connection therewith, such Servicer shall have the same rights to make withdrawals for Monthly Advances and Liquidations Expenses from the related Collateral Fund as are provided under
Section 2.02(e), and such Servicer shall make reimbursements thereto to the limited extent provided under such subsection in accordance with its customary procedures. The related Servicer shall not be required to proceed with the Commencement of Foreclosure if (i) the same is stayed as a result of the mortgagor's bankruptcy or is otherwise barred by applicable law, or to the extent that all legal conditions precedent thereto have not yet been complied with, or (ii) such Servicer believes there is a breach of representations or warranties in the Pooling and Servicing Agreement by the Depositor, which may result in a repurchase or substitution of such Mortgage Loan, or (iii) such Servicer reasonably believes the Mortgaged Property may be contaminated with or affected by hazardous wastes or hazardous substances (and, without limiting the such Servicer's right not to proceed with the Commencement of Foreclosure, such Servicer supplies the Purchaser with information supporting such belief). Any foreclosure that has been initiated may be discontinued (x) without notice to the Purchaser if the Mortgage Loan has been brought current or if a refinancing or prepayment occurs with respect to the Mortgage Loan (including by means of a short payoff approved by the Purchaser) or (y) with notice to the Purchaser if the related Servicer has reached the terms of a forbearance agreement unless instructed otherwise by the Purchaser within two Business Days of such notification. Any such instruction shall be based upon a decision that such forbearance agreement is not in conformity with reasonable servicing practices.

            (d) Upon the occurrence of a liquidation with respect to any Mortgage Loan as to which the Purchaser made an Election to Foreclose and as to which the related Servicer proceeded with the Commencement of Foreclosure in accordance with subsection (c) above, such Servicer shall calculate the amount, if any, by which the unpaid principal balance of the Mortgage Loan at the time of liquidation (plus all unreimbursed interest and servicing advances and Liquidation Expenses in connection therewith other than those paid from the related Collateral Fund) exceeds the actual sales price obtained for the related Mortgaged Property, and such Servicer shall withdraw the amount of such excess from the related Collateral Fund, shall remit the same to the Trust Estate as additional Liquidation Proceeds. After making such withdrawal, all amounts remaining in the related Collateral Fund (after adjustment for all withdrawals and deposits pursuant to subsection (c) in respect of such Mortgage Loan) shall be released to the Purchaser.

      Section 2.04      Termination

            (a) With respect to all Mortgage Loans included in the Trust Estate, the Purchaser's right to make any Election to Delay Foreclosure or any Election to Foreclose and the Servicers' obligations under Section 2.01 shall terminate
(i) at such time as the Class Balance of the Class B Certificates has been reduced to zero, (ii) if the greater of (x) 43% (or such lower or higher percentage that represents the related Servicer's actual historical loss experience with respect to the Mortgage Loans in the related pool as determined by such Servicer) of the aggregate principal balance of all Mortgage Loans that are in foreclosure or are more than 90 days delinquent on a contractual basis and REO properties or (y) the aggregate amount that each Servicer estimates through its normal servicing practices will be required to be withdrawn from the related Collateral Fund with respect to Mortgage Loans as to which the Purchaser has made an Election to Delay Foreclosure or an Election to Foreclosure, exceeds
(z) the then-current Class Balance of the Class B Certificates, (iii) upon any transfer by the Purchaser of any interest (other than the minority interest therein, but only if the transferee provides written acknowledgment to the Servicers of the Purchaser's right hereunder and that such transferee will have no rights hereunder) in the Class B Certificates (whether or not such transfer is registered under the Pooling and Servicing Agreement), including any such transfer in connection with a termination of the Trust Estate or (iv) upon any breach of the terms of this Agreement by the Purchaser.

            (b) Except as set forth in 2.04(a), this Agreement and the respective rights, obligations and responsibilities of the Purchaser and the Servicers hereunder shall terminate upon the later to occur of (i) the final liquidation of the last Mortgage Loan as to which the Purchaser made any Election to Delay Foreclosure or any Election to Foreclose and the withdrawal of all remaining amounts in any Collateral Fund as provided herein and (ii) ten Business Days' notice. The Purchaser's right to make an election pursuant to
Section 2.02 or Section 2.03 hereof with respect to a particular Mortgage Loan shall terminate if the Purchaser fails to make any deposit required pursuant to
Section 2.02(d) or 2.03(b) or if the Purchaser fails to make any other deposit to any Collateral Fund pursuant to this Agreement.


                                   ARTICLE III

                       COLLATERAL FUNDS; SECURITY INTEREST

      Section 3.01      Collateral Funds

      Upon receipt from the Purchaser of the initial amount required to be deposited in any Collateral Fund pursuant to Article II, the related Servicer shall establish and maintain with ________________ as a segregated account on its books and records an account (each, a "Collateral Fund"), entitled "_____________________________________, for the benefit of registered holders of
Bank of America Mortgage Securities, Inc.; Mortgage Pass-Through Certificates, Series __________. Amounts held in any Collateral Fund shall continue to be the property of the Purchaser, subject to the first priority security interest granted hereunder for the benefit of the Certificateholders, until withdrawn from such Collateral Fund pursuant to Section 2.02 or 2.03 hereof. Each Collateral Fund shall be an "outside reserve fund" within the meaning of the REMIC Provisions, beneficially owned by the Purchaser for federal income tax purposes. All income, gain, deduction or loss with respect to any Collateral Fund shall be that of the Purchaser. All distributions from the Trust Fund to any Collateral Fund shall be treated as distributed to the Purchaser as the beneficial owner thereof.

      Upon the termination of this Agreement and the liquidation of all Mortgage Loans as to which the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose pursuant to Section 2.04 hereof, the Servicers shall distribute or cause to be distributed to the Purchaser all amounts remaining in the Collateral Funds (after adjustment for all deposits and permitted withdrawals pursuant to this Agreement) together with any investment earnings thereon. In the event the Purchaser has made any Election to Delay Foreclosure or any Election to Foreclose, prior to any distribution to the Purchaser of all amounts remaining in the Collateral Funds, funds in the Collateral Funds shall be applied consistent with the terms of this Agreement.

      Section 3.02      Collateral Fund Permitted Investments.

      Each Servicer shall, at the written direction of the Purchaser, invest the funds in the related Collateral Fund in Collateral Fund Permitted Investments. Such direction shall not be changed more frequently than quarterly. In the absence of any direction, a Servicer shall select such investments in accordance with the definition of Collateral Fund Permitted Investments in its discretion.

      All income and gain realized from any investment as well as any interest earned on deposits in a Collateral Fund (net of any losses on such investments) and any payments of principal made in respect of any Collateral Fund Permitted Investment shall be deposited in such Collateral Fund upon receipt. All costs and realized losses associated with the purchase and sale of Collateral Fund Permitted Investments shall be borne by the Purchaser and the amount of net realized losses shall be deposited by the Purchaser in the related Collateral Fund promptly upon realization. Each Servicer shall periodically (but not more frequently than monthly) distribute to the Purchaser upon request an amount of cash, to the extent cash is available therefore in the related Collateral Fund, equal to the amount by which the balance of such Collateral Fund, after giving effect to all other distributions to be made from such Collateral Fund on such date, exceeds the Required Collateral Fund Balance for such Collateral Fund. Any amounts so distributed shall be released from the lien and security interest of this Agreement.

      Section 3.03      Grant of Security Interest

      The Purchaser hereby grants to each Servicer for the benefit of the Certificateholders under the Pooling and Servicing Agreement a security interest in and lien on all of the Purchaser's right, title and interest, whether now owned or hereafter acquired, in and to: (1) the Collateral Fund, (2) all amounts deposited in the related Collateral Fund and Collateral Fund Permitted Investments in which such amounts are invested (and the distributions and proceeds of such investments) and (3) all cash and non-cash proceeds of any of the foregoing, including proceeds of the voluntary conversion thereof (all of the foregoing collectively, the "Collateral").

      The Purchaser acknowledges the lien on and the security interest in the Collateral for the benefit of the Certificateholders. The Purchaser shall take all actions requested by a Servicer as may be reasonably necessary to perfect the security interest created under this Agreement in the Collateral and cause it to be prior to all other security interests and liens, including the execution and delivery to each Servicer for filing of appropriate financing statements in accordance with applicable law. Each Servicer shall file appropriate continuation statements, or appoint an agent on its behalf to file such statements, in accordance with applicable law.

      Section 3.04      Collateral Shortfalls.

      In the event that amounts on deposit in a Collateral Fund at any time are insufficient to cover any withdrawals therefrom that the related Servicer is then entitled to make hereunder, the Purchaser shall be obligated to pay such amounts to such Servicer immediately upon demand. Such obligation shall constitute a general corporate obligation of the Purchaser. The failure to pay such amounts within two Business Days of such demand (except for amounts to cover interest on a Mortgage Loan pursuant to Sections 2.02(d) and 2.03 (b)), shall cause an immediate termination of the Purchaser's right to make any Election to Delay Foreclosure or Election to Foreclose and such Servicer's obligations under this Agreement with respect to all Mortgage Loans to which such insufficiencies relate, without the necessity of any further notice or demand on the part of such Servicer.


                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

            Section 4.01      Amendment.

      This Agreement may be amended from time to time by the Servicers and the Purchaser by written agreement signed by the Servicers and the Purchaser.

            Section 4.02      Counterparts.

      This   Agreement  may  be  executed   simultaneously   in  any  number  of
counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

            Section 4.03      Governing Law.

      This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

            Section 4.04      Notices.

      All demands, notices and direction hereunder shall be in writing or by telecopy and shall be deemed effective upon receipt to:

      (a)   in the case of the Servicers,

            Bank of America, FSB
            555 California Street
            San Francisco, California  94104

            Attention: _______________
            Phone: ___________________
            Fax: _____________________

            NationsBanc Mortgage Corporation
            201 North Tryon Street
            Charlotte, North Carolina  28255

            Attention: _______________
            Phone: ___________________
            Fax: _____________________

      (b)   in the case of the Purchaser,

            _____________________________
            _____________________________
            _____________________________
            Attention: __________________

            Section 4.05      Severability of Provisions.

      If any one or more of the covenants, agreements, provision or terms of this Agreement shall be for any reason whatsoever, including regulatory, held invalid, then such covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

            Section 4.06      Successors and Assigns.

      The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto, and all such provisions shall inure to the benefit of the Certificateholders; provided, however, that the rights under this Agreement cannot be assigned by the Purchaser without the consent of the Servicers.

            Section 4.07      Article and Section Headings.

      The article and section headings herein are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

            Section 4.08      Confidentiality.

      The Purchaser agrees that all information supplied by or on behalf of the Servicers pursuant to Sections 2.01 or 2.02, including individual account information, is the property of the Servicers and the Purchaser agrees to hold such information confidential and not to disclose such information.

      Each party hereto agrees that neither it, nor any officer, director, employee, affiliate or independent contractor acting at such party's direction will disclose the terms of Section 4.09 of this Agreement to any person or entity other than such party's legal counsel except pursuant to a final, non-appealable order of court, the pendency of such order the other party will have received notice of at least five business days prior to the date thereof, or pursuant to the other party's prior express written consent.

            Section 4.09      Indemnification.

      The Purchaser agrees to indemnify and hold harmless the Servicers and the Depositor and each person who controls the Servicers and the Depositor and each of their respective officers, directors, affiliates and agents acting at the Servicers' or the Depositor's direction (the "Indemnified Parties") against any and all losses, claims, damages or liabilities to which they may be subject, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of, or are based upon, actions taken by, or actions not taken by, the Servicers or the Depositor, or on their behalf, in accordance with the provisions of this Agreement and (i) which actions conflict with the Servicers' or the Depositor's obligations under the Pooling and Servicing Agreement, or
(ii) give rise to securities law liability under federal or state securities laws with respect to the Certificates. The Purchaser hereby agrees to reimburse the Indemnified Parties for the reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. The indemnification obligations of the Purchaser hereunder shall survive the termination or expiration of this Agreement.

      IN WITNESS WHEREOF, BA, NMC and the Purchaser have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.


                                          Bank of America, FSB


                                          By: _____________________________
                                          Name: ___________________________
                                          Title: __________________________



                                          NationsBanc Mortgage Corporation


                                          By: _____________________________
                                          Name: ___________________________
                                          Title: __________________________


                                          [Purchaser]

                                          By: _____________________________
                                          Name: ___________________________
                                          Title: __________________________